UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
 (Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
 (Address of principal executive offices) (Zip code)

David M. Churchill
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
  (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2018

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Mid-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Global Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Total Return Fund

Brown Advisory Strategic Bond Fund

Brown Advisory Sustainable Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax Exempt Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory – WMC Japan Alpha Opportunities Fund

Brown Advisory – Somerset Emerging Markets Fund

Brown Advisory – Macquarie Asia New Stars Fund

Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	5
Brown Advisory Equity Income Fund	9
Brown Advisory Sustainable Growth Fund	13
Brown Advisory Mid-Cap Growth Fund	17
Brown Advisory Small-Cap Growth Fund	21
Brown Advisory Small-Cap Fundamental Value Fund	27
Brown Advisory Global Leaders Fund	31
Brown Advisory Intermediate Income Fund	35
Brown Advisory Total Return Fund	40
Brown Advisory Strategic Bond Fund	47
Brown Advisory Sustainable Bond Fund	56
Brown Advisory Maryland Bond Fund	61
Brown Advisory Tax Exempt Bond Fund	67
Brown Advisory Mortgage Securities Fund	73
Brown Advisory – WMC Strategic European Equity Fund	84
Brown Advisory – WMC Japan Alpha Opportunities Fund	88
Brown Advisory – Somerset Emerging Markets Fund	94
Brown Advisory – Macquarie Asia New Stars Fund	97
Brown Advisory – Beutel Goodman Large-Cap Value Fund	101
Statements of Assets and Liabilities	105
Statements of Operations	110
Statements of Changes in Net Assets	115
Financial Highlights	125
Notes to Financial Statements	132
Report of Independent Registered Public Accounting Firm	148
Additional Information	149

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2018 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2018. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI AC Asia ex Japan SMID Cap Index captures mid and small-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 8 Emerging Markets (EM) countries in Asia. With 2,001 constituents, the index covers approximately 28% of the free ﬂoat-adjusted market capitalization in each country.  DM countries in the index include: Hong Kong and Singapore. EM countries include: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index, known as the TOPIX Total Return Index, does not eliminate the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Growth Equity Fund – Investor Shares (the “Fund”) increased 28.69% in value. During the same period, the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”), increased 22.51%.

The market backdrop has remained favorable to our investment approach and we are quite pleased with both the absolute and relative returns for the fiscal year. Despite the global economy remaining on solid footing, cross-currents of rising interest rates and concern over global trade policy has led an increase in market volatility. Rising interest rates have, nonetheless, helped take the focus off dividends as a primary factor driving stock performance. With the preoccupation with yield waning, stocks of fundamentally strong companies with above-average growth prospects can no longer be ignored. The Fund’s outperformance this fiscal year was fairly broad-based across economic sectors. Technology, health care and consumer staples have delivered strong positive contributions on a relative basis. While our consumer discretionary stocks have performed well as group, the Index fared better; this led to a relative drag versus the Index for the year.  Westinghouse Air Brake Technologies Corporation (“Wabtec”), an industrial company that manufactures and sells parts into the freight rail industry, was a meaningful detractor. While U.S. freight volumes have recovered, Wabtec’s fundamentals have not and the recent acquisition of a European transit business that was supposed to help reduce cyclicality has not helped either. We eliminated our position in the stock as we lost confidence in the management team to capitalize on the favorable environment.

As always, we seek to separate signals from noise in our research, and that can be challenging in a very noisy, unending 24-hour news cycle. For example, Facebook and several of our consumer-oriented technology companies came under fire for data privacy and security issues or, in the case of Amazon, the sheer dominance of its retail e-commerce business. The issues being discussed about the companies are highly complex; we continue doing our own research and using our external relationships to build our knowledge on the risks around data security, privacy and regulation. With respect to Facebook specifically, we trimmed our position notably in advance of recent events, based on the meaningful appreciation in 2017. This was a normal outcome of our capital reallocation process; we manage our positions in Amazon, Google and any other company the same way. Each of these investment opportunities has specific merits and specific risks that we incorporate into our upside and downside analysis. We incorporate the potential impact that future regulation may have on margins or how a lack of trust may affect consumer engagement. These issues – along with other issues that may not make news – are not new and have long been part of our investment discussions about these companies.

More recently, the U.S. began implementing tariffs designed to equalize trade imbalances which has financial markets preoccupied with the notion that it will lead to a global trade war. While it is impossible to predict how an actual trade war would play out, we believe that it is unlikely to have a favorable impact on the overall stock market. The objective of these policies is to create domestic employment opportunities, typically in lower-skilled positions most susceptible to offshore relocation. This makes certain labor-intensive industries more likely to be impacted. Industries involved in manufacturing, commodities and agricultural products will be caught squarely in the crosshairs of these policies. As it pertains to the Fund, these types of businesses rarely meet the growth or quality criteria for our investment process and, as such, the Fund has little exposure to these industries. Where we do have exposure, the goods have been primarily produced in-country and therefore should be less susceptible to tariffs or trade retaliation. Technology companies have also been in the spotlight, but it has been focused primarily on semiconductor and networking equipment due the security-sensitive nature of these industries. Here again, the portfolio has very little exposure to these industries; we sold our position in NXP Semiconductors in January as it was in the process of being acquired. The bulk of our technology holdings have been enterprise software and service companies or consumer- and network-oriented business models, such as Visa, Facebook and Electronic Arts. We are not suggesting that these companies would be immune to protectionist policies or a trade war, but they are clearly not the primary targets, in our view.

We are delighted that the stock market has delivered strong returns over the course of the fiscal year; however, we are always mindful of the future. Periods of volatility can be disconcerting, yet the Fund has historically been able to capitalize on these periods. Since our inception, three of our five best relative quarters coincided with double-digit negative returns for our benchmark. Volatility often opens up opportunities for us to execute our investment process—either to add a new long-term holding that we previously deemed too expensive or to add to an existing holding at an attractive level. We cannot pretend to enjoy periods of acute volatility, but our process is designed to take advantage of these periods that are an inevitable byproduct of long-term market cycles.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	40.6%
Health Care	18.7%
Consumer Discretionary	13.6%
Industrials	12.5%
Consumer Staples	5.4%
Real Estate Investment Trusts	3.4%
Materials	3.1%
Money Market Funds	2.4%
Other Assets and Liabilities	0.3%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	28.89%	13.91%	12.34%
Investor Shares	28.69%	13.75%	12.18%
Advisor Shares	28.32%	13.46%	11.84%
Russell 1000® Growth Index	22.51%	16.36%	11.83%
S&P 500 Index	14.37%	13.42%	10.17%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.72%	0.87%	1.12%
Net Expense Ratio[2]	0.72%	0.87%	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 93.9%

Consumer Discretionary — 13.6%
339,235	Alibaba Group Holding, Ltd. ADR*	62,938,270
59,034	Amazon.com, Inc.*	100,345,993
31,608	Booking Holdings, Inc.*	64,072,261
568,368	TJX Companies, Inc.	54,097,266
		281,453,790
Consumer Staples — 5.4%
291,616	Costco Wholesale Corp.	60,941,912
362,338	Estee Lauder Companies, Inc.	51,702,009
		112,643,921
Health Care — 18.7%
590,169	Danaher Corp.	58,237,877
515,588	DexCom, Inc.*	48,970,548
311,066	Edwards Lifesciences Corp.*	45,281,878
175,739	Intuitive Surgical, Inc.*	84,087,597
288,777	Thermo Fisher Scientific, Inc.	59,817,268
1,060,729	Zoetis, Inc.	90,363,503
		386,758,671
Industrials — 12.5%
647,321	A.O. Smith Corp.	38,289,037
612,457	BWX Technologies, Inc.	38,168,320
258,359	Cintas Corp.	47,814,500
852,226	Fortive Corp.	65,715,147
251,472	Roper Technologies, Inc.	69,383,640
		259,370,644
Information Technology — 40.6%
317,358	Adobe Systems, Inc.*	77,375,054
72,837	Alphabet, Inc. — Class C*	81,260,599
732,350	Amphenol Corp.	63,824,302
179,844	ANSYS, Inc.*	31,325,228
143,446	Autodesk, Inc.*	18,804,336
471,949	Electronic Arts, Inc.*	66,554,248
392,362	Facebook, Inc.*	76,243,784
217,104	FleetCor Technologies, Inc.*	45,732,958
1,763,817	Genpact, Ltd.	51,027,226
419,355	Intuit, Inc.	85,676,323
904,160	PayPal Holdings, Inc.*	75,289,403
594,950	salesforce.com, Inc.*	81,151,180
657,002	Visa, Inc.	87,019,915
		841,284,556

Materials — 3.1%
156,029	Sherwin-Williams Co.	63,592,739
Total Common Stocks (Cost $1,058,102,775)		1,945,104,321

Real Estate Investment Trusts — 3.4%
423,586	SBA Communications Corp.*	69,942,520
Total Real Estate Investment Trusts (Cost $41,757,543)		69,942,520

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
48,745,022	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	48,745,022
Total Short-Term Investments (Cost $48,745,022)		48,745,022
Total Investments — 99.7% (Cost $1,148,605,340)		2,063,791,863
Other Assets in Excess of Liabilities — 0.3%		7,037,335
NET ASSETS — 100.0%		$2,070,829,198

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Flexible Equity Fund – Investor Shares (the “Fund”) increased 18.88% in value, exceeding the returns of the Fund’s benchmark, the S&P 500 Index (the “Index”), which rose 14.37%.

The U.S. corporate tax cut passed in late December added to an already favorable environment for equity returns from broad economic expansion, low interest rates and high levels of business, investor and consumer confidence. By increasing after-tax earnings, the tax cut somewhat lowered already high valuations–compared to history–that reflected this favorable backdrop. Equity markets produced what we believe are very strong annualized results over the last five years; however, we expect that higher valuations may meaningfully lower the future rate in the coming five to ten years. By reducing the rate of return, it will lengthen the time required to double an investment. Doubling over time is the important concept here reflecting the generally positive-sum nature of equity investing, but the ebb and flow of investor sentiment and economic events may create a retreat in prices around the rising trend. When this happens, recall that lower prices generally equate to better return prospects.

Turning to what stocks one might buy to beat the market, there is a lot of discussion about “value” stocks vs. “growth” stocks and the indices that track them. We try to avoid this labeling in our search for investment bargains. In matters of return, we believe that both future prospects (growth, but other qualities as well) and valuation are important to the investment equation—the outlook of a business should not be separated from the price paid to obtain that outlook. In recent years, businesses that are innovating and growing quickly because they are offering something new or better have been rewarded in the marketplace in anticipation of the future profits of their innovations. Businesses that are more stable–perhaps less innovative and growing more slowly–have been rewarded less or penalized if they begin to shrink. There are more of the former in the growth indices and more of the latter in value indices. Consequently, “growth” has outperformed “value” in the last few years. Looking at historical patterns of growth vs. value performance, both categories get their days in the sun, but it is hard to identify a regular cycle between or the reasons to anticipate, on a pure timing basis, when to favor one vs. the other. One may expect that when the cycle does turn, there will be some lustrous growth companies whose highly valued stocks lose their “mojo” and some dull, lowly valued companies whose stocks regain some luster. This scenario happened in dramatic fashion in 1999–2000 and many times before. It is easy to see looking back, but not as easy looking forward.

We deal with the question of growth vs. value by picking stocks—mostly one at a time—with an emphasis on what (in terms of future cash flows) we are getting in exchange for our money today. This means our portfolios are open to many types of investments and if we believe that a particular area offers better opportunities than others, our portfolio will gravitate in that direction. We believe that it is important to note that better opportunity does not mean we expect the stock to move up immediately (though it is nice when that happens), but that the return potential over a two-to-three-year investment horizon looks attractive.

During the year, consumer staples, financials and information technology were our best-performing sectors compared to the Index, meaning our stock selections rose more than the Index holdings in the same sectors. Consumer discretionary was our worst with our selections rising less than the Index sector holdings.

The top individual stocks contributing to our returns were global payments processors Mastercard and Visa.  Both companies have continued to achieve strong results and we believe they are well positioned for future growth. Technology holdings Microsoft, a software and services provider, Apple, Inc., a manufacturer of various personal digital, computing and communications devices, and PayPal Holdings, a digital payments company, were also strong contributors.

We eliminated three of the largest detractors to returns, including Teva Pharmaceutical, a branded and generics pharmaceuticals manufacturer and the biggest detractor to returns, after our original investment thesis did not materialize. Teva disappointed fundamentally with volume weakness and pricing erosion in the generics business, in addition to the lack of leadership at the time of our sale. We also eliminated Express Scripts, a pharmacy benefits manager, due to erosion of their competitive position and loss of a key customer. Despite its low valuation, we sold Hanesbrands, as its apparel business proved more challenging than our original assessment.

New investments since our December 31, 2017 semiannual report to shareholders include Broadcom Inc., a semiconductor company, KKR & Co. Inc., an investment and private equity asset manager, and SBA Communications Corp., a wireless communications tower company. Qualcomm, a wireless communications company was eliminated.

We sold Qualcomm to invest in Broadcom, who had their hostile bid to acquire Qualcomm blocked by the U.S. government for national security reasons in March. Broadcom has since re-domiciled from Singapore to the U.S. with its existing co-headquarters

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2018

in San Jose, CA becoming its sole headquarters. Between these two semiconductor companies, we prefer to own the shareholder-friendly Broadcom, which we believe will grow both organically and through M&A, and should expand margins through increased scale and cost reduction.

We believe that KKR’s valuation should improve with the company’s change from a master limited partnership on July 1 to a corporate structure which allows for fewer tax complications for investors.

Our thesis for SBA Communications is based on what we see as their being well-positioned to benefit from wireless technology’s secular growth. Management’s focus on both organic growth and tower acquisitions, as well as their use of free cash flow for share repurchase, has the potential to create shareholder value. We believe that the company is poised to benefit from an eventual increase in carrier spending during the next upgrade cycle. Their founder is still involved in the company and many believe that he may ultimately realize additional value for shareholders through a sale of the company.

We search for investment bargains among long-term attractive businesses with shareholder-oriented managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. Bargains in these types of stocks arise for various reasons, but are often due to short-term investor perceptions, temporary business challenges that may improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development.  Despite the occasional investment that will go awry, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them. To that end, our equity research team is smart, enterprising, and motivated in this search.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Maneesh Bajaj, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	31.9%
Financials	23.7%
Consumer Discretionary	13.8%
Health Care	8.8%
Industrials	6.3%
Energy	5.2%
Consumer Staples	3.8%
Closed-End Funds	2.6%
Real Estate Investment Trusts	2.4%
Money Market Funds	1.4%
Warrants	0.1%
Other Assets and Liabilities	(0.0)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	19.07%	12.94%	11.62%
Investor Shares	18.88%	12.75%	11.45%
Advisor Shares	18.61%	12.48%	11.16%
S&P 500 Index	14.37%	13.42%	10.17%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.74%	0.89%	1.14%
Net Expense Ratio[2]	0.74%	0.89%	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 93.5%

Consumer Discretionary — 13.8%
7,008	Booking Holdings, Inc.*	14,205,847
217,203	CarMax, Inc.*	15,827,583
12,988	Chipotle Mexican Grill, Inc.*	5,602,633
151,580	Lowe’s Companies, Inc.	14,486,501
54,617	TJX Companies, Inc.	5,198,446
70,641	Walt Disney Co.	7,403,883
		62,724,893
Consumer Staples — 3.8%
152,353	Conagra Brands, Inc.	5,443,572
375,067	Nomad Foods, Ltd.*	7,197,536
43,192	PepsiCo, Inc.	4,702,313
		17,343,421
Energy — 5.2%
482,369	Kinder Morgan, Inc.	8,523,460
88,523	Occidental Petroleum Corp.	7,407,605
188,956	Suncor Energy, Inc.	7,686,730
		23,617,795
Financials — 23.7%
79,755	Ameriprise Financial, Inc.	11,156,130
359,907	Bank of America Corp.	10,145,778
111,505	Berkshire Hathaway, Inc.*	20,812,408
294,054	Charles Schwab Corp.	15,026,159
130,531	JPMorgan Chase & Co.	13,601,330
272,692	KKR & Co., L.P.	6,776,396
590,189	Regions Financial Corp.	10,493,561
35,378	T. Rowe Price Group, Inc.	4,107,032
275,792	Wells Fargo & Co.	15,289,909
		107,408,703
Health Care — 8.8%
14,691	Aetna, Inc.	2,695,798
32,622	Anthem, Inc.	7,765,015
94,873	Edwards Lifesciences Corp.*	13,810,663
51,961	Merck & Co., Inc.	3,154,033
52,240	UnitedHealth Group, Inc.	12,816,561
		40,242,070
Industrials — 6.3%
83,143	Canadian National Railway Co.	6,796,940
115,182	Delta Air Lines, Inc.	5,706,116
29,242	General Dynamics Corp.	5,451,001
26,930	United Rentals, Inc.*	3,975,407
52,306	United Technologies Corp.	6,539,819
		28,469,283
Information Technology — 31.9%
57,817	Accenture PLC	9,458,283
5,631	Alphabet, Inc. — Class A*	6,358,469
14,135	Alphabet, Inc. — Class C*	15,769,713
83,588	Apple, Inc.	15,472,974
23,846	Broadcom, Inc.	5,785,993
144,761	eBay, Inc.*	5,249,034
69,415	Facebook, Inc.*	13,488,723
109,515	MasterCard, Inc.	21,521,888
161,804	Microsoft Corp.	15,955,492
113,899	PayPal Holdings, Inc.*	9,484,370
197,046	Visa, Inc.	26,098,743
		144,643,682
Total Common Stocks (Cost $244,203,025)		424,449,847

Real Estate Investment Trusts — 2.4%
46,441	Crown Castle International Corp.	5,007,269
35,100	SBA Communications Corp.*	5,795,712
Total Real Estate Investment Trusts (Cost $8,949,540)		10,802,981

Closed-End Funds — 2.6%
164,741	Altaba, Inc.*	12,060,688
Total Closed-End Funds (Cost $4,908,030)		12,060,688

Warrants — 0.1%
20,000	Wells Fargo & Co., Exercise price
	$33.64 expires 10/28/2018*	440,400
Total Warrants (Cost $221,299)		440,400

Short-Term Investments — 1.4%

Money Market Funds — 1.4%
6,126,082	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	6,126,082
Total Short-Term Investments (Cost $6,126,082)		6,126,082
Total Investments — 100.0% (Cost $264,407,976)		453,879,998
Liabilities in Excess of Other Assets — (0.0)%		(108,627)
NET ASSETS — 100.0%		$453,771,371

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Equity Income Fund – Investor Shares (the “Fund”) increased 9.27% in value. During the same period, the Fund’s benchmark, the S&P 500 Index (the “Index”), increased 14.37%.

During the first several months of the year, U.S. stocks performed strongly and the Index hit a new high in late January. After a sharp selloff in early February, the Index traded within a fairly narrow range over the subsequent months. The synchronized global economic growth theme that carried U.S. stocks higher in the beginning of the period gave way to worries about slowing international economies, foreign currency and commodity price volatility, and a tariff dispute between the U.S. and China by the end of the year.

The best-performing sectors of the Index during this span were information technology, consumer discretionary, and energy. Businesses worldwide are investing more resources into their IT systems. As a result, revenue growth is accelerating and margins are expanding at leading IT vendors, such as Fund holdings Microsoft and Cisco Systems. The two IT stalwarts were among the Fund’s top holdings and largest contributors to overall performance the past year.

Energy holdings Occidental Petroleum and Suncor Energy also rose in price, following the general rise in oil prices. Higher realized prices for their oil output drove earnings at both companies, as well as increased year-over-year production activity in their core geographical areas.

Consumer discretionary stocks generally performed well amid strong consumer spending trends, particularly in the U.S. Apparel manufacturer V.F. Corp. was a standout performer in this sector during the period due to strong results from its diverse lineup of brands, such as Vans and The North Face. The Fund added toymaker Hasbro during the year, which increased the overall weighting of the consumer discretionary sector close to the current Index weighting.

In contrast to the consumer discretionary sector’s rise, consumer staples was the worst-performing sector for both the Fund and the Index during the period. In particular, tobacco companies Altria and Philip Morris International were among the largest detractors from performance. The FDA’s announcement relating to nicotine levels in cigarettes hurt Altria’s stock price early in the period. Subsequently, investor sentiment for tobacco stocks deteriorated further due to disappointing earnings from Philip Morris International. Sales of a new generation of heated tobacco products unexpectedly slowed in Philip Morris International’s key Japanese market. As a result, what had been seen as a success story for the company turned into a point of concern for investors, who worried about early market maturity and increased competition from new technologies.

The Fund’s industrial holdings also detracted from relative performance during the year. Most notably, conglomerate General Electric declined considerably after the company reported earnings that were far below expectations and projected continued weakness in several of its major business units. The Fund eliminated the stock on concerns that the dividend was in jeopardy; indeed, GE’s new management team later slashed the dividend. Elsewhere in the sector, data measurement company Nielsen fell after projecting lower near-term revenues and margins, though they maintained their dividend.

The Fund does not have any holdings in either the utilities or the telecommunication services sector, which had a favorable relative impact on performance during the year. Just two stocks dominate the Index’s telecommunication services sector – Verizon and AT&T. In the coming months, that sector will be renamed and expanded with media companies and certain internet-related companies that will be added. These new constituents will significantly impact the overall dividend yield and historic defensive nature of this sector, in our view.

New additions to the Fund over the past year came from a variety of sectors, such as bank holding company Bank of America, specialty materials producer DowDuPont, medical devices maker Medtronic and semiconductor firm Broadcom. We believe that there is a bright outlook for sustained earnings and dividend growth among these new names, particularly in comparison to the holdings that were eliminated during the same period. Along with GE, the Fund eliminated Willis Towers Watson, Teva Pharmaceutical and Qualcomm. The Fund’s preferred shares of storage REIT Public Storage were called and redeemed by the company during the period.

The Fund has continued to favor investments with what we believe to be attractive dividend growth opportunities over those that have offered high absolute dividend yields but inferior growth potential. As long-term interest rates in the U.S. have risen over the past two years, it is notable that faster-growing stocks have generally outperformed slower-growing ones. Additionally, this year’s corporate tax reform has the potential to boost the cash available to companies to pay dividends. It is reasonable to expect that the dividend growth rates for many of the Fund’s holdings have the potential to accelerate over the coming year.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2018

We believe that staying focused on industry leaders with durable business models–as well as emphasizing the potential for sustainable dividend growth over absolute dividend yield–remains a prudent strategy for an income-oriented investor in the current environment. As always, our objective is constructing a portfolio of investments offering what we believe to be above-average yields with strong potential for future growth at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	21.2%
Financials	14.7%
Health Care	12.5%
Consumer Discretionary	12.5%
Consumer Staples	11.6%
Industrials	8.3%
Real Estate Investment Trusts	7.4%
Energy	5.6%
Materials	3.6%
Money Market Funds	3.1%
Other Assets and Liabilities	(0.5)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/29/11)
Institutional Shares[1]	9.51%	9.01%	10.89%
Investor Shares	9.27%	8.83%	10.71%
Advisor Shares	9.04%	8.58%	10.45%
S&P 500 Index	14.37%	13.42%	14.90%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.77%	0.92%	1.17%
Net Expense Ratio[2]	0.77%	0.92%	1.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 90.0%

Consumer Discretionary — 12.5%
23,060	Best Buy Co., Inc.	1,719,814
20,282	Hasbro, Inc.	1,872,231
8,068	Home Depot, Inc.	1,574,067
13,705	Lowe’s Companies, Inc.	1,309,787
20,323	McDonald’s Corp.	3,184,411
27,717	V.F. Corp.	2,259,490
		11,919,800
Consumer Staples — 11.6%
65,933	Altria Group, Inc.	3,744,335
54,883	Coca-Cola Co.	2,407,169
30,842	Philip Morris International, Inc.	2,490,183
43,588	Unilever NV ADR	2,428,723
		11,070,410
Energy — 5.6%
52,983	Kinder Morgan, Inc.	936,210
26,328	Occidental Petroleum Corp.	2,203,127
55,087	Suncor Energy, Inc.	2,240,939
		5,380,276
Financials — 14.7%
17,239	Ameriprise Financial, Inc.	2,411,391
75,717	Bank of America Corp.	2,134,462
27,492	Cincinnati Financial Corp.	1,838,115
16,545	Erie Indemnity Co.	1,940,067
30,475	JPMorgan Chase & Co.	3,175,495
45,589	Wells Fargo & Co.	2,527,454
		14,026,984
Health Care — 12.5%
21,692	AbbVie, Inc.	2,009,764
19,792	Johnson & Johnson	2,401,561
19,261	Medtronic PLC	1,648,934
53,045	Merck & Co., Inc.	3,219,832
35,111	Novartis AG ADR	2,652,285
		11,932,376
Industrials — 8.3%
7,864	General Dynamics Corp.	1,465,928
47,428	Healthcare Services Group, Inc.	2,048,415
52,840	Nielsen Holdings PLC	1,634,341
21,978	United Technologies Corp.	2,747,910
		7,896,594
Information Technology — 21.2%
15,932	Accenture PLC	2,606,316
22,631	Apple, Inc.	4,189,224
23,019	Automatic Data Processing, Inc.	3,087,769
6,128	Broadcom, Inc.	1,486,898
89,728	Cisco Systems, Inc.	3,860,996
51,186	Microsoft Corp.	5,047,451
		20,278,654
Materials — 3.6%
22,836	DowDuPont, Inc.	1,505,349
12,398	Praxair, Inc.	1,960,744
		3,466,093
Total Common Stocks (Cost $52,623,285)		85,971,187

Real Estate Investment Trusts — 7.4%
12,623	American Tower Corp.	1,819,858
37,460	W.P. Carey, Inc.	2,485,471
75,226	Weyerhaeuser Co.	2,742,740
Total Real Estate Investment Trusts (Cost $5,431,193)		7,048,069

Short-Term Investments — 3.1%

Money Market Funds — 3.1%
2,997,202	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	2,997,202
Total Short-Term Investments (Cost $2,997,202)		2,997,202
Total Investments — 100.5% (Cost $61,051,680)		96,016,458
Liabilities in Excess of Other Assets — (0.5)%		(451,907)
NET ASSETS — 100.0%		$95,564,551

ADR — American Depositary Receipt
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Sustainable Growth Fund – Institutional Shares (the “Fund”) increased 23.59% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, increased 22.51%.

We are pleased with the outperformance generated during the year. We added value in eight of the eleven economic sectors and added the most value in the areas of the market in which we have the largest weights (i.e. technology and health care). The Fund’s relative outperformance was also due to strong stock selection in consumer discretionary. Our underweight in consumer staples also contributed to the positive performance relative the benchmark. These positive factors more than offset weak performance from some of our industrials and materials holdings.

The equity markets have continued to advance despite clouds on the horizon such as trade wars, the strengthening U.S. dollar and commodity price inflation. While the macroeconomic environment has remained fluid and is uncertain, our focus remains unchanged. We seek to identify fundamentally superior companies that are using sustainability strategies that have the potential to drive strong financial performance. We are in the ninth year of a bull market and are careful to avoid chasing momentum-led stories.

Taking a closer look at the last year, a number of our technology holdings contributed most positively to performance, including Adobe Systems, Microsoft and Intuit. Adobe Systems’ Creative Cloud business delivered very impressive results as new users have continued to adopt the software. During the year, the company announced a price increase for its Creative Cloud suite which has the potential to help drive growth. Strong growth from Microsoft’s public cloud business, along with effective cost control execution, contributed to its robust results.  We are hopeful that the company’s enhanced gaming platform will be a new driver of growth going forward. Intuit’s consumer tax business delivered robust growth during the latest tax season.  The rollout of Turbo Tax Live helped attract new users into the software ecosystem and we are hopeful that it will be a positive harbinger for growth in the years to come.

In terms of our largest detractors, Ball Corporation (“Ball”), Westinghouse Air Brake Technologies (“Wabtec”) and Healthcare Services Group were our worst performers during the period. Despite Ball executing well on the integration of Rexam, investors have become concerned about weakness in North American volume. While Ball has been on track to meet its financial targets by the end of 2019, the stock has come under increasing pressure and its multiple has contracted.  We are confident in management’s ability to navigate through the current environment and have used the weakness to add to our position. Wabtec’s freight aftermarket business performed much worse than expected and caused the company to reduce guidance multiple times. We are disappointed with Wabtec’s results during the trough of the railcar cycle and eliminated the stock during the period. Healthcare Services Group took an unusual write-down of its accounts receivable in the first quarter, reflecting the financial challenges of its end markets. We believe that the difficult industry backdrop will likely persist going forward and we exited the position.

Overall, we added eight new names to the portfolio during the year including Aptiv, Nordson, Welbilt, West Pharmaceutical Services, Home Depot, Autodesk and Marriott. We also added Marvell, which was in the process of acquiring one of our portfolio companies, Cavium.

Aptiv is a leading supplier of electrical architecture, safety products and electronics, and systems for light vehicles. Aptiv’s products have enabled auto manufacturers to meet increasingly stringent government regulations and consumer preferences for products that are safe, ‘green’ and connected. These trends have led to increased content per vehicle, greater profitability and higher margins.

Nordson manufactures precision technology solutions focused on material dispensing (adhesives and coatings), plastic/polymer processing, test and inspection, surface treatment, and fluid handling. The company’s products are used to precisely apply, dispense and cure adhesives, paints, sealants and coatings in a variety of consumer and industrial products.  Nordson’s technology helps its customers reduce raw material usage in manufacturing applications.

Welbilt is a world-leading manufacturer of commercial food service equipment. Welbilt designs and manufactures cooking, holding, food preparation, beverage dispensing, refrigeration and ice-making technologies. The company helps its customers by designing products that reduce energy and water consumption. Welbilt’s mobile connectivity and monitoring capabilities help commercial kitchens reduce downtime, optimize energy use and improve service response time.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2018

West Pharmaceutical Services is a leading manufacturer of packaging components and delivery systems for injectable drugs and health care products. The company’s products promote the safety, purity and efficacy of the world’s pharmaceutical drug supply. They have had a dominant position in the market and supply components for many of the top biologics in the world.

Marriott is the world’s largest branded hotel network – a position solidified by its recent acquisition of Starwood Hotels. The company enjoys structurally high returns on invested capital given its asset-light franchise model, while franchisees have benefited from lower distribution, procurement and marketing costs via Marriott’s global scale. Marriott’s sustainable business advantage has been their attention to environmental and social performance, whereby their environmental management and track record makes them a preferred partner to large corporate customers and improves operating cost structures.

Autodesk is a provider of computer-aided design (CAD) software, with an entrenched position in the architecture, design and manufacturing industries. We believe that these end markets have growing needs for engineering software, and are also very sticky due to long-standing engineering education and training, lock-in with legacy designs, and high switching costs due to process automation and data formatting. The company helps address the imperatives of sustainable design and lifecycle/waste management.

As for deletions during the period, we eliminated Hexcel, Middleby, Starbucks and TreeHouse Foods along with previously mentioned names: Cavium, HealthCare Services and Wabtec. We sold Hexcel given we believe investors already discount much of the strong growth in its aerospace business. We exited Middelby due to our belief that Welbilt will grow faster in the commercial food service market. Welbilt has a full lineup up of both hot and cold offerings combined with an integrated solution offering called FitKitchen. In contrast, Middleby lacks a full-service offering and has a weaker lineup of cold equipment. We sold Starbucks due to a slowdown in growth and exited Treehouse after a number of missteps by management in the integration of ConAgra’s Private Brands business.

We maintain a disciplined process of discerning high-quality names poised for steady success–even in uncertain operating environments. Sustainable growth requires management teams to be resilient against many challenges, including constraints on the natural environment and resources. Our deep sustainability research helps us identify the companies that have been making the right long-term investments, for many years now, toward their own long-term sustainability and growth.

While we enter the second half of calendar year 2018 with considerable macroeconomic and political uncertainty, we will maintain focus on our disciplined, repeatable formula for stock selection which we believe has the potential to enable us to provide attractive long-term returns.

Sincerely,

Karina Funk, CFA
Portfolio Manager

David Powell, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	37.2%
Health Care	20.6%
Industrials	14.4%
Consumer Discretionary	13.0%
Materials	5.1%
Real Estate Investment Trusts	4.3%
Money Market Funds	3.2%
Consumer Staples	2.1%
Other Assets and Liabilities	0.1%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Institutional Shares	23.59%	16.96%	16.87%
Investor Shares	23.41%	16.78%	16.69%
Advisor Shares	23.12%	16.48%	16.40%
Russell 1000® Growth Index	22.51%	16.36%	16.47%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.74%	0.89%	1.14%
Net Expense Ratio[1]	0.74%	0.89%	1.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 92.4%

Consumer Discretionary — 13.0%
17,820	Amazon.com, Inc.*	30,290,436
131,158	Aptiv PLC	12,018,008
100,335	Home Depot, Inc.	19,575,358
133,887	Marriott International, Inc.	16,950,094
105,633	TJX Companies, Inc.	10,054,149
		88,888,045
Consumer Staples — 2.1%
261,995	Unilever NV ADR	14,598,362

Health Care — 20.6%
249,794	Danaher Corp.	24,649,672
148,978	Edwards Lifesciences Corp.*	21,686,727
45,753	IDEXX Laboratories, Inc.*	9,971,409
18,943	Mettler-Toledo International, Inc.*	10,960,988
123,613	Thermo Fisher Scientific, Inc.	25,605,197
120,723	UnitedHealth Group, Inc.	29,618,181
188,470	West Pharmaceutical Services, Inc.	18,713,186
		141,205,360
Industrials — 14.4%
268,417	A.O. Smith Corp.	15,876,865
236,952	Fortive Corp.	18,271,369
160,536	J.B. Hunt Transport Services, Inc.	19,513,151
94,235	Nordson Corp.	12,100,716
178,195	Verisk Analytics, Inc.*	19,180,910
616,941	Welbilt, Inc.*	13,763,954
		98,706,965
Information Technology — 37.2%
103,960	Adobe Systems, Inc.*	25,346,488
23,759	Alphabet, Inc. — Class A*	26,828,425
3,371	Alphabet, Inc. — Class C*	3,760,856
74,007	Autodesk, Inc.*	9,701,578
78,823	Facebook, Inc.*	15,316,885
123,145	Intuit, Inc.	25,159,139
658,674	Marvell Technology Group, Ltd.	14,121,971
340,658	Microsoft Corp.	33,592,285
125,860	Monolithic Power Systems, Inc.	16,823,706
127,787	Red Hat, Inc.*	17,170,739
144,162	salesforce.com, Inc.*	19,663,697
69,512	Tyler Technologies, Inc.*	15,438,615
243,052	Visa, Inc.	32,192,238
		255,116,622
Materials — 5.1%
375,815	Ball Corp.	13,360,223
152,509	Ecolab, Inc.	21,401,588
		34,761,811
Total Common Stocks (Cost $433,688,470)		633,277,165

Real Estate Investment Trusts — 4.3%
203,881	American Tower Corp.	29,393,524
Total Real Estate Investment Trusts (Cost $22,845,307)		29,393,524

Short-Term Investments — 3.2%

Money Market Funds — 3.2%
21,937,525	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	21,937,525
Total Short-Term Investments (Cost $21,937,525)		21,937,525
Total Investments — 99.9% (Cost $478,471,302)		684,608,214
Other Assets in Excess of Liabilities — 0.1%		497,119
NET ASSETS — 100.0%		$685,105,333

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

For the period from October 2, 2017 (commencement of operations) to June 30, 2018, the Brown Advisory Mid-Cap Growth Fund – Investor Shares (the “Fund”) increased 13.60% in value. During the same period, the Fund’s benchmark, the Russell Midcap Growth Index, increased 12.00%.

We focus on generating competitive risk-adjusted returns through stock selection and a focus on limiting the downside risk of our investments over long periods of time. The investment strategy that governs this Fund has a six-year track record demonstrating this dynamic; we were happy to see it continue over this short nine-month stretch. In general, large-caps outpaced small-caps in the last nine months and traditional-growth sectors, such as health care and information technology, outperformed cyclical sectors. We believe that the market environment provided neither a tailwind nor a headwind to our relative results. As in previous periods, we found that positive stock selection across several sectors drove our relative gains, with particular success in information technology, health care, and industrials since last November.

Top performers during the period included TransUnion, Broadridge, Mimecast, and Edwards Lifesciences. TransUnion showed a surprising persistence that we believe drives long-term compounders.  This credit bureau provides data and analytics to a diverse customer set. It has benefitted from secular trends in consumer payments worldwide, a limited competitive set (due to network effects and efficiency, most countries sport only two or three major credit bureaus), and the scale that most database businesses yield over time.  Importantly, a shift in data profiling toward individual credit profile trends and “alternative” data has driven TransUnion’s revenue and gross profit per credit inquiry higher. This shift, while not perfectly quantified or publicized by management, has the potential to help TransUnion continue to grow margins and return on capital employed (i.e. scale)—we believe that this combination may keep growth durable for longer than most expect.

Broadridge continued posting solid results with particular strength in its proxy and securities processing businesses. Email security provider Mimecast benefited from the technology sector’s outperformance, as well as strong fundamentals thanks to trends that have favored cloud-based and advanced email security in the U.S. and abroad. Edwards Lifesciences displayed persistent double-digit growth as patients have switched from open-heart to minimally-invasive aortic valve surgery. Given that only 20% of procedures are performed via a catheter, we believe that this leaves a meaningful opportunity for growth as that proportion grows.

Top detractors during the period included TripAdvisor, Ball Corporation, Liberty Broadband, and Liberty Media Liberty Formula One. TripAdvisor struggled with a business-model transition in 2016 and 2017. Trip Advisor’s results were further hindered in the second half of 2017 after Priceline reduced its advertising spend on hotel metasearch auctions. Ball Corp suffered from a de-rating of low-growth consumer staples stocks. That was compounded by a slowdown in two of their major markets (“Big Beer” in the U.S., and beverage cans in Brazil after a trucking strike). The last two were likely weak from waning investor appetite for businesses with financial leverage. To be fair, Charter Communications (Liberty Broadband’s main asset) posted mildly disappointing first quarter 2018 results, but it would take another quarter to alarm us. We exited our position in Liberty Media Formula One to fund other opportunities.

During the period, the Fund added 14 investments and exited 17 positions. The Fund’s turnover, which measured 29% since operations commenced, was slightly higher than average for this strategy, but remains within historical norms. Given our three- to five-year investment time-horizon, we expect turnover to range between 20% and 50% annually, depending on market conditions, portfolio needs, and opportunities.

During the last nine months, we found investment opportunities in numerous sectors. Six of the new positions were in information technology, two in health care, two in industrials, two in consumer discretionary, one in financials and one in consumer staples.

We have followed HealthEquity, a leading administrator of health savings accounts (HSAs) for years. At one point or another, we have owned every one of its publicly traded competitors in our small-cap growth strategy. We believe that HSAs are only about 25% penetrated and that trends towards high-deductible health care plans in the U.S. have the potential to push double-digit account growth for years. Moreover, HealthEquity has gained share with what we see as a better offering and we think that can continue. We believe that HealthEquity is the best positioned competitor to benefit from rising rates. As that became a reality, we built a position on both market and stock-specific weakness following a misinterpreted industry report early in the year that erroneously showed slowing market-wide growth for HSAs.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2018

We constructed a meaningful position in Cintas, the leading domestic uniform-rental company, when the stock dipped with the market in early February. Cintas has gained share in a large, underpenetrated market for years by offering a needed service and a better product set. After completing our due diligence—which consisted of visiting management, speaking to customers, competitors and former employees—we concluded that the firm’s earnings growth could remain durable thanks to a steady shift to hygiene products, which have carried higher gross margins and lower incremental capital requirements when compared to its mainstay uniform rental operations. Moreover, Cintas bought competitor G&K and will soon offer its broader product portfolio to those customers. If Cintas can grow hygiene products from three percent of G&K’s sales closer to its current average in the teens, we think it could unlock even more value from the acquisition than many expect.

We sold positions across a variety of sectors as well – eight in information technology, three in consumer discretionary, two in industrials, two in consumer staples, one in financials and one in real estate. We sold shares of MACOM Technology Solutions, TreeHouse Foods, Equifax, TripAdvisor and Chipotle due to fundamental concerns. We exited our position in ANSYS due to valuation.  Broadsoft, C. R. Bard and Cavium were acquired by other companies.  We sold small positions in Acxiom, Crown Castle, ESCO, Maximus, Prosperity Bancshares, ESCO Technologies and PriceSmart to fund other opportunities.

We remain committed to seeking attractive risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies that we believe could one day grow much larger. We thank you for your support and interest, and look forward to updating you in more detail in our next update.

Sincerely,

George Sakellaris
Portfolio Manager

Christopher A. Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	29.3%
Industrials	22.2%
Health Care	16.8%
Consumer Discretionary	11.6%
Materials	4.4%
Consumer Staples	4.3%
Telecommunication Services	3.8%
Financials	3.0%
Money Market Funds	2.7%
Real Estate Investment Trusts	1.9%
Other Assets and Liabilities	0.0%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell Midcap Growth Index (“Index”) measures the performance of the mid-capitalization growth sector of the U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Since Inception
Cumulative Total Return	(10/2/17)
Investor Shares	13.60%
Russell Midcap Growth Index	12.00%

Investor Shares
Gross Expense Ratio[1]	1.39%
Net Expense Ratio[1]	0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 95.4%

Consumer Discretionary — 11.6%
5,213	Aptiv PLC	477,667
2,937	Bright Horizons Family Solutions, Inc.*	301,102
3,667	CarMax, Inc.*	267,214
4,699	Ctrip.com International, Ltd. ADR*	223,813
5,342	Liberty SiriusXM*	240,657
3,818	Marriott International, Inc.	483,359
3,092	National Vision Holdings, Inc.*	113,074
4,285	Ross Stores, Inc.	363,154
		2,470,040
Consumer Staples — 4.3%
3,678	Brown-Forman Corp.	180,259
2,805	Calavo Growers, Inc.	269,701
5,968	Church & Dwight Co., Inc.	317,258
1,114	Estee Lauder Companies, Inc.	158,957
		926,175
Financials — 3.0%
7,578	BankUnited, Inc.	309,561
5,281	Webster Financial Corp.	336,400
		645,961
Health Care — 16.8%
1,485	Agios Pharmaceuticals, Inc.*	125,082
5,889	Alder Biopharmaceuticals, Inc.*	93,046
3,947	Cambrex Corp.*	206,428
12,594	Catalent, Inc.*	527,563
2,937	Charles River Laboratories International, Inc.*	329,708
1,898	Cooper Companies, Inc.	446,884
9,789	Cotiviti Holdings, Inc.*	431,989
1,783	DexCom, Inc.*	169,349
3,728	Edwards Lifesciences Corp.*	542,684
1,388	HealthEquity, Inc.*	104,239
5,350	Henry Schein, Inc.*	388,624
1,485	Neurocrine Biosciences, Inc.*	145,887
1,043	Ultragenyx Pharmaceutical, Inc.*	80,175
		3,591,658
Industrials — 22.2%
4,062	Allegion PLC	314,236
5,105	BWX Technologies, Inc.	318,144
1,895	Cintas Corp.	350,708
5,443	HEICO Corp.	396,921
4,835	Hexcel Corp.	320,947
1,866	IDEX Corp.	254,672
1,977	J.B. Hunt Transport Services, Inc.	240,304
4,422	Sensata Technologies Holding PLC*	210,399
2,078	SiteOne Landscape Supply, Inc.*	174,490
8,075	TransUnion	578,493
10,775	Waste Connections, Inc.	811,143
17,918	Welbilt, Inc.*	399,750
4,778	Woodward, Inc.	367,237
		4,737,444
Information Technology — 29.3%
2,912	Amphenol Corp.	253,781
2,312	Autodesk, Inc.*	303,080
2,024	Blackbaud, Inc.	207,359
5,202	Booz Allen Hamilton Holding Corp.	227,483
3,678	Broadridge Financial Solutions, Inc.	423,338
3,160	CoreLogic, Inc.*	164,004
3,692	Electronic Arts, Inc.*	520,645
4,997	Etsy, Inc.*	210,823
949	Fair Isaac Corp.*	183,461
1,539	Gartner, Inc.*	204,533
17,195	Genpact, Ltd.	497,451
1,812	Global Payments, Inc.	202,020
4,868	GoDaddy, Inc.*	343,681
3,103	Guidewire Software, Inc.*	275,484
1,866	Intuit, Inc.	381,233
1,668	Jack Henry & Associates, Inc.	217,440
14,542	Marvell Technology Group, Ltd.	311,780
3,998	Microchip Technology, Inc.	363,619
10,393	Mimecast, Ltd.*	428,296
1,043	WEX, Inc.*	198,671
4,235	Worldpay, Inc.*	346,338
		6,264,520
Materials — 4.4%
12,579	Ball Corp.	447,183
3,599	Ecolab, Inc.	505,048
		952,231
Telecommunication Services — 3.8%
10,724	Cogent Communications Holdings, Inc.	572,662
3,049	Liberty Broadband Corp.*	230,626
		803,288
Total Common Stocks (Cost $18,943,621)		20,391,317

Real Estate Investment Trusts — 1.9%
2,506	SBA Communications Corp.*	413,791
Total Real Estate Investment Trusts (Cost $404,111)		413,791

Short-Term Investments — 2.7%

Money Market Funds — 2.7%
563,521	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	563,521
Total Short-Term Investments (Cost $563,521)		563,521
Total Investments — 100.0% (Cost $19,911,253)		21,368,629
Other Assets in Excess of Liabilities — 0.0%		8,865
NET ASSETS — 100.0%		$21,377,494

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Small-Cap Growth Fund – Investor Shares (the “Fund”) increased 17.44% in value. During the same period, the Fund’s benchmark, the Russell 2000 Growth Index increased 21.86%. These results are not surprising given the leadership in momentum, lower quality and loss-making issues.

Our investment strategy has been consistent over almost a dozen years. We strive to produce attractive risk-adjusted returns over a full market cycle through long-term security selection, while attempting to mitigate downside risk through portfolio diversification, quality and valuation sensitivity. This has led to positive long-term results.

Our investment philosophy generally leads to certain structural portfolio characteristics that, at times, can be a net tailwind or headwind to relative results. The following are the three consistent portfolio tilts: 1) modestly higher market capitalization; 2) lower weighting to commodity-oriented businesses; and 3) meaningfully lower exposure to businesses with no earnings/cash flow.

From where do these biases stem? As long-term investors, our express goal is to buy companies when they are small ($1bn-$2bn market capitalization, on average) and watch them compound into mid- or (with a little luck) large-cap status. Hence, the modestly higher market capitalization of the portfolio. The small-cap benchmarks reconstitute every year, while our portfolio decisions are based on fundamental execution against our thesis and risk/reward.

In seeking out these potential long-term “compounders,” we focus on particular business characteristics that generally lead to a higher probability of completing the journey from small- to large-cap. We refer to these traits internally as “3G” – durable growth, sound governance and scalable go-to-market strategies. Simply, commodity-driven enterprises do not map well to these descriptors. On occasion, our team uncovers a differentiated, technology-enabled business in a commoditized field (e.g. oil), but this is the exception, not the rule, thus the relative underweight.

Finally, we are willing to own companies that lack earnings/cash flow today, but there needs to be a clear path in the not-so-distant future to achieving those milestones. In these instances, the bar for the end-market opportunity, business model, management team and competitive position should be higher as there is more absolute downside risk should the franchise stumble, particularly when many of these companies trade at high multiples with high expectations. Thus, to the extent we as managers raise the bar, we lower the number of smaller cap companies that are going to clear it. The result is an underweight to unprofitable companies.

Generally, we have found our path to be effective. Small-cap market history would suggest that over the very long-term, our portfolio “skews” are additive to performance. At times, however, they are not. The recent period has been unkind to our structure as momentum has been the dominant market factor, loss-marking companies have performed exceptionally well and valuation has largely not mattered. This fact has magnified our errors of both commission and omission. It only takes one stock in both columns to meaningfully impact relative results.

At present, it is difficult to determine whether the small-cap investment climate is beginning to change. While we migrated from a strong “risk-on” environment in the later stages of calendar 2017 and early 2018 to a brief period of volatility in February, small-caps demonstrated surprising relative strength and recovered toward the end of the year. What is a clear change is the return dynamics have narrowed considerably. We are witnessing strength in only a couple of industry groups, including software, internet, biopharma and health care services. (Given the greater prevalence of loss-makers in these categories, it helps to explain their performance.) Typically, a narrowing of the market has not been a constructive sign for the future, so this is worth noting. With the recent push higher in prices, valuations remain at cycle highs, but that has not slowed appreciation in the most dearly valued entities, highlighting the historical fact that valuation simply does not matter…until it does.

Fortunately, the economic backdrop remains strong. U.S. GDP growth continues chugging along, unemployment and interest rates remain low, and general optimism has led to growth in business and consumer outlays. The business climate, coupled with the corporate tax cuts, has certainly buoyed small-cap companies in the opening months of 2018 when compared to large-caps. Thus, present fundamentals do support the higher stock prices that fund flows have driven. Similar to our bottom-up investments, the landscape has been dictated by changes at the margin and we will do our best to recognize when the second derivative turns negative.

We have been active in the portfolio. We have sold or trimmed a number of positions as prices migrated higher. To soak up this capital, we have been planting seeds for the future by recycling capital into a number of early-stage businesses. For example, we recently eliminated decade-long holdings Global Payments and Idexx Laboratories as our thesis had fully played out, expectations and valuations had become elevated, and the market capitalizations had swelled. We invested the proceeds from these sales into Everbridge, Littlefuse, Coupa Software, HealthEquity, Mercury Systems, TopBuild and more. This diverse collection of companies

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2018

across sectors and end markets will hopefully play a role in driving performance over the next couple years. For many of the new additions, we would welcome some market volatility in order to upsize our positions for the long-term.

There were other eliminations driven by our view that our original investment thesis was violated by the deterioration of certain key metrics. Companies in this category included Carvana, KeyW, Papa John’s, TreeHouse Foods, MACOM Technology Solutions and WageWorks. While names like Carvana and KeyW have migrated higher, the remainder of the sales proved timely as a few of the companies moved meaningfully lower. Improving our sell discipline remains a key area of focus for the team along with allowing our winners to run. We fully believe that small improvements in both of these categories have the potential to be very impactful to results in the future.

Given the relatively concentrated nature of the portfolio, it is always instructive and illustrative to examine the top and bottom contributors during the last year as a window into the nature of the broader, diversified portfolio. Let’s look at two positive drivers. BeiGene, a developer of biopharmaceutical products, was up 355% during the period. The company has continued to demonstrate substantive clinical and commercial progress over the course of the year. It has a strong position in its home market (China) and has expanded its opportunity overseas through its partnership with Celgene.  Broadridge, a technology-enabled business process outsourcer to the financial services sector, has continued its multiyear ascent on solid financial results. We first purchased the business during the financial crisis and its strong management team has consistently invested to expand the company’s addressable market opportunity, while at the same time enhancing shareholder returns through margin expansion and disciplined capital deployment.

On the other side of the ledger, the largest detractor for the period was MACOM Technology Solutions, which operates as a holding company whose subsidiaries provide high-performance analog semiconductor solutions. MACOM’s share price fell on the release of the company’s 2017 third quarter earnings results and guidance which disappointed due to an abrupt and continued pause in Chinese demand. We finalized our sale of the company during the first quarter of 2018 prior to the company’s disappointing fourth quarter earnings results as we believed that our original thesis had been compromised. Another detractor, Core-Mark Holdings, a distributor to convenience stores, has been one of the only players of scale consolidating a highly fragmented end market. The other key player in the space is Berkshire Hathaway-controlled McLane Company. Unfortunately, the company pre-announced negative fourth quarter results due to cost overruns associated with the onboarding of a significant new account. This issue was compounded by the decline in cigarette volume experienced by its California convenience store customers due to a tax, which was further exacerbated by a shift to “vape” products. Although one of these issues is likely transient, management missteps and the potential challenge posed by secular change in nicotine consumption give us pause. For each holding, whether a winner or a loser, we ask ourselves whether the next change at the margin is poised to be positive or negative. At times, that may mean doubling down on a poorly performing holding or exiting the position all together. Every stock situation is unique and, as long-term investors, we are trying to probabilistically weigh whether a particular issue (positive or negative) is transient or secular in nature. The future is unknowable, so all we can do is assess probabilities and act according to what our risk/reward framework suggests.

Overall, we remain laser-focused on generating attractive risk-adjusted returns over a full market cycle. As always, since we do not control outcomes, we work hard to strengthen our foundation (i.e. team), adhere to our philosophy and continuously improve our investment process. Although we have been consistently pleased with our downside capture, market volatility has remained low, so this feature of the portfolio has not added a lot of value. Furthermore, certain areas of market strength are not aligned well with our overall investment philosophy and, thus, even a very small number of errors of commission or omission given our relatively concentrated portfolio are impactful. We continue to keep one eye on absolute and one eye on relative returns with the goal of improving both over time.

In sum, we have planted a number of seeds in the portfolio and have a growing list of eligible companies that we would love to scale up or purchase at the right price, respectively. We believe we are well positioned to take advantage of any future volatility to “reload for growth.” Small-cap fundamentals, sentiment and valuation are robust, so we will continue striving to find and weight appropriately attractive risk/reward opportunities in our investable universe.

We look forward to updating you as time progresses and thank you for your interest and support.

Sincerely,

Christopher A. Berrier
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	30.0%
Industrials	21.2%
Health Care	16.6%
Consumer Discretionary	13.6%
Financials	5.9%
Money Market Funds	5.7%
Telecommunication Services	3.4%
Consumer Staples	3.3%
Private Placements	0.3%
Contingent Value Rights	0.0%
Other Assets and Liabilities	(0.0)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	17.64%	13.30%	11.01%
Investor Shares	17.44%	13.13%	10.94%
Advisor Shares	17.21%	12.85%	10.60%
Russell 2000® Growth Index	21.86%	13.65%	11.24%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.99%	1.14%	1.39%
Net Expense Ratio[1]	0.99%	1.14%	1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 94.0%

Consumer Discretionary — 13.6%
287,574	Bright Horizons Family Solutions, Inc.*	29,482,087
611,219	Carrols Restaurant Group, Inc.*	9,076,602
181,704	Choice Hotels International, Inc.	13,736,823
431,064	Clarus Corp.*	3,556,278
187,913	Core-Mark Holding Co., Inc.	4,265,625
570,940	EVO Payments, Inc.*	11,749,945
315,407	GCI Liberty, Inc.*	14,218,548
286,982	Habit Restaurants, Inc.*	2,869,820
501,404	Lindblad Expeditions Holdings, Inc.*	6,643,603
320,654	MakeMyTrip, Ltd.*	11,591,642
133,097	National Vision Holdings, Inc.*	4,867,357
165,260	TopBuild Corp.*	12,946,468
		125,004,798
Consumer Staples — 3.3%
92,653	Calavo Growers, Inc.	8,908,586
105,024	Casey’s General Stores, Inc.	11,035,922
119,955	PriceSmart, Inc.	10,855,927
		30,800,435
Financials — 5.9%
495,918	BankUnited, Inc.	20,258,250
343,416	ConnectOne Bancorp, Inc.	8,551,059
135,062	Prosperity Bancshares, Inc.	9,232,838
256,590	Webster Financial Corp.	16,344,783
		54,386,930
Health Care — 16.6%
147,260	Acceleron Pharma, Inc.*	7,145,055
83,294	Agios Pharmaceuticals, Inc.*	7,015,854
295,085	Alder Biopharmaceuticals, Inc.*	4,662,343
29,698	AnaptysBio, Inc.*	2,109,746
173,234	Cambrex Corp.*	9,060,138
617,032	Catalent, Inc.*	25,847,470
208,819	Charles River Laboratories International, Inc.*	23,442,021
191,156	Coherus BioSciences, Inc.*	2,676,184
576,236	Cotiviti Holdings, Inc.*	25,429,295
118,626	HealthEquity, Inc.*	8,908,813
142,732	Henry Schein, Inc.*	10,368,052
17,149	Loxo Oncology, Inc.*	2,975,009
84,341	Medidata Solutions, Inc.*	6,794,511
74,876	Neurocrine Biosciences, Inc.*	7,355,818
109,847	Ultragenyx Pharmaceutical, Inc.*	8,443,939
		152,234,248
Industrials — 21.2%
192,281	BWX Technologies, Inc.	11,982,952
269,918	ESCO Technologies, Inc.	15,574,268
294,412	Healthcare Services Group, Inc.	12,715,654
215,493	HEICO Corp.	15,715,868
258,370	Hexcel Corp.	17,150,601
91,743	IDEX Corp.	12,521,085
344,123	Knight-Swift Transportation Holdings, Inc.	13,148,940
203,280	Mercury Systems, Inc.*	7,736,837
132,522	SiteOne Landscape Supply, Inc.*	11,127,872
504,411	Waste Connections, Inc.	37,972,060
762,245	Welbilt, Inc.*	17,005,686
289,838	Woodward, Inc.	22,276,949
		194,928,772
Information Technology — 30.0%
47,493	2U, Inc.*	3,968,515
227,651	Alarm.com Holdings, Inc.*	9,192,547
191,559	Aspen Technology, Inc.*	17,765,182
190,523	Blackbaud, Inc.	19,519,081
260,831	Blackline, Inc.*	11,327,890
205,186	Broadridge Financial Solutions, Inc.	23,616,909
286,587	Cavium, Inc.*	24,789,776
142,166	CoreLogic, Inc.*	7,378,416
33,964	Coupa Software, Inc.*	2,113,919
88,639	Envestnet, Inc.*	4,870,713
187,631	Etsy, Inc.*	7,916,152
151,815	Everbridge, Inc.*	7,199,067
87,907	Fair Isaac Corp.*	16,994,181
865,376	Genpact, Ltd.	25,035,328
123,995	Guidewire Software, Inc.*	11,008,276
53,799	Littelfuse, Inc.	12,275,856
133,248	MAXIMUS, Inc.	8,276,033
532,908	Mimecast, Ltd.*	21,961,139
144,119	Paylocity Holding Corp.*	8,482,844
75,491	Proofpoint, Inc.*	8,704,867
42,701	Ultimate Software Group, Inc.*	10,987,394
63,828	WEX, Inc.*	12,157,958
22,395	Zuora, Inc.*	609,144
		276,151,187
Telecommunication Services — 3.4%
582,309	Cogent Communications Holdings, Inc.	31,095,300
Total Common Stocks (Cost $626,738,974)		864,601,670
Private Placements — 0.3%
19,200	Greenspring Global Partners IV-B, L.P.*^†	2,345,139
88,769	Greenspring Global Partners V-B, L.P.*~†	105,732
Total Private Placements (Cost $8,669)		2,450,871

Contingent Value Rights — 0.0%
118,191	Dyax Corp.*† (Acquired in January 2016)	131,192
Total Contingent Value Rights (Cost $131,192)		131,192

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Short-Term Investments — 5.7%

Money Market Funds — 5.7%
52,791,450	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	52,791,450
Total Short-Term Investments (Cost $52,791,450)		52,791,450
Total Investments — 100.0% (Cost $679,670,285)		919,975,183
Liabilities in Excess of Other Assets — (0.0)%		(291,109)
NET ASSETS — 100.0%		$919,684,074

*	Non-Income Producing
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. At June 30, 2018, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to November 2017 as part of a $100,000 capital commitment. At June 30, 2018, $88,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund and are considered illiquid. At June 30, 2018 the total market value of securities considered illiquid was $2,582,063 or 0.3% of net assets.

#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Small-Cap Fundamental Value Fund – Investor Shares (the “Fund”) increased 11.95% in value. During the same period, the Russell 2000 Value Index (the “Index”), the Fund’s benchmark, increased 13.10%.

For the year ended June 30, 2018, the Fund’s positive performance resulted from a combination of strong absolute performance in health care, industrials and materials, as well as meaningful stock selection and in financials and information technology. The Fund primarily underperformed the Index due to our drag in the consumer discretionary, energy, and real estate sectors.

McGrath RentCorp was the Fund’s largest individual contributor to performance during the year. The company’s positive performance was primarily attributable to both internal and market-based drivers. Internally, the company has done an effective job improving their margins by focusing on higher returning markets and product lines. Externally, we saw an improvement in their lagging business (tank rentals) and continued strong performance from their main modular rentals business. Another top contributor during the period was CTS Corp, which rose during the year on the back of strong first quarter 2018 earnings that saw the highest organic revenue growth rate in years. We believe that management has done an excellent job restructuring the manufacturing footprint, as well as the sales force over the last few years and its efforts have begun to payoff.

The Fund added 17 new companies during the course of the year. Sizeable additions included Extended Stay America, HRG Group and Washington Federal.

Extended Stay America (“STAY”) is an owner and operator of economy, long-term stay hotels across the U.S. The company employs a “Paired Share” corporate structure, reflecting two different underlying businesses housed in one company: a PropCo (structured as a REIT) that owns its 625 Extended Stay America hotels and an OpCo that operates, manages and will soon develop those assets. We believe that the market is currently mispricing STAY based on improving fundamentals and free cash flow under the current structure, and that longer-term an opportunity exists to create significant shareholder value by splitting the PropCo and OpCo into two separate companies. Recent events that have led to an attractive set-up are: the renovation of the entire hotel base over five years for $600m; the completion of which has the potential to lead free cash flow to ramp by over $100m this year; the final exit of private equity owners Blackstone, Centerbridge and Paulson in June 2017; reconstitution of the Board with four new directors; and the commencement of the company’s refranchising efforts in early 2018.

HRG Group (“HRG”) is a holding company that owns a stake of approximately 45% of Spectrum Brands (“SPB”), a consumer products company. We purchased HRG ahead of its pending merger with SPB wherein HRG will essentially be collapsed into SPB, and after which we will own shares of SPB (allowing us to buy SPB at a slight discount). SPB is a $5bn revenue company with a broad portfolio of leading brands in household categories sold through major retailers globally.  Its brands span across a range of categories including batteries, residential locksets, builders’ hardware, plumbing, shaving and grooming products, small appliances, insecticides and more; key brands are Rayovac, Baldwin, Kwikset, Stanley, Pfister, Remington, Black & Decker, Russell Hobbs and Cutter.  SPB is under contract to sell its battery business to Energizer for $2bn, and is marketing for sale its Appliance business for roughly $1.5bn. Further, the HRG transaction brings meaningful net operating losses to SPB which SPB may use to shield these divestments from taxes. We believe that the complexity of these pending transactions masks an attractive valuation for the underlying SPB business. Furthermore, SPB has recently suffered substantial disruption to its business from its consolidation of multiple distribution centers across the U.S. into two large new facilities. We view this disruption as temporary, and believe that it has added another layer to an already complex situation that has afforded us the opportunity to buy the stock at what we believe is a meaningful discount. We expect the HRG transaction may close in early third quarter 2018, followed by the battery sale later in calendar 2018; we also believe that progress on the sale of the appliance business along with resolution of the warehouse disruption has the potential to serve as catalysts over the next few quarters.

Washington Federal is a conservatively run, over-capitalized bank. This bank serves as a nice compliment to the Fund’s portfolio of banks due to a combination of A) a balance sheet that we believe is effectively neutral to rising interest rates; B) strong credit quality; C) a long history of conservative operations; and D) significant over-capitalization that supports robust capital return and has the potential to provide a cushion to equity shareholders should macroeconomic conditions turn unfavorable. In effect, this is a self-described ‘sleepy’ bank that we believe is being overlooked by investors because it is not exciting, asset sensitive or “growthy.” This is a company that has quietly repurchased nearly a quarter of its shares outstanding since 2013, has returned nearly 100% of net income to shareholders over that same time period and has continued to grow organically with only one (pending) whole bank acquisition in the last five years that accounts for only three percent of private fund assets. Despite the laundry list of favorable characteristics, the bank trades at a discount to peers on earnings and on tangible book value.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2018

During the year, there were 18 deletions from the Fund’s portfolio, five of which were a result of corporate action (Capital Bank Financial, Deltic Timber, Digital Globe, DST Systems and State National). We sold our investment in Addus at the end of the second quarter, as we felt the valuation had more than priced in any potential further operational improvement. We sold our position in Casey’s General Stores as convenience store industry trends remain pressured and they continued earning lower returns on new store openings. In response, the company has embarked on a costly digital initiative. We sold our position in Clearwater Paper based on a weakening tissue market in North America, as well concerns around the company’s leverage profile and cash flow.

While we believe that valuations are high for the market overall, we remain excited about our pipeline due to the wide dispersion of results throughout the year and the variation of valuations that this has created.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Financials	24.9%
Industrials	19.8%
Consumer Discretionary	18.7%
Real Estate Investment Trusts	9.4%
Information Technology	6.9%
Energy	5.9%
Money Market Funds	3.3%
Health Care	3.2%
Investment Companies	2.5%
Consumer Staples	2.0%
Materials	1.4%
Telecommunication Services	0.9%
Utilities	0.7%
Real Estate	0.6%
Other Assets and Liabilities	(0.2)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/31/08)
Institutional Shares[1]	12.13%	11.59%	15.59%
Investor Shares	11.95%	11.42%	15.42%
Advisor Shares[2]	11.65%	11.14%	15.13%
Russell 2000® Value Index	13.10%	11.18%	13.23%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[3]	1.16%	1.31%	1.56%
Net Expense Ratio[3]	1.16%	1.31%	1.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]	Performance information for Advisor Shares, prior to commencement on July 28, 2011, is based on the performance of Investor Shares, and adjusted for the higher expenses applicable to Advisor Shares.
[3]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 85.0%

Consumer Discretionary — 18.7%
398,955	Century Casinos, Inc.*	3,490,856
778,523	Core-Mark Holding Co., Inc.	17,672,472
107,161	Culp, Inc.	2,630,803
1,455,313	Denny’s Corp.*	23,183,136
1,015,812	DSW, Inc.	26,228,266
1,659,304	Extended Stay America, Inc.	35,857,559
475,932	GCI Liberty, Inc.*	21,455,015
263,871	Lifetime Brands, Inc.	3,337,968
413,583	Loral Space & Communications, Inc.*	15,550,721
246,488	Murphy USA, Inc.*	18,311,593
684,449	Nexstar Media Group, Inc.	50,238,557
1,622,693	Regis Corp.*†	26,839,342
		244,796,288
Consumer Staples — 2.0%
2,017,763	HRG Group, Inc.*	26,412,518

Energy — 5.9%
1,423,365	Linn Energy, Inc.*	55,013,057
110,586	Natural Gas Services Group, Inc.*	2,609,830
363,266	Par Pacific Holdings, Inc.*	6,313,563
166,941	REX American Resources Corp.*	13,517,213
		77,453,663
Financials — 24.9%
301,421	Assurant, Inc.	31,194,059
622,054	BankUnited, Inc.	25,410,906
444,935	Central Pacific Financial Corp.	12,747,388
141,903	Farmers Capital Bank Corp.	7,393,146
373,879	Howard Bancorp, Inc.*	6,729,822
712,450	National Bank Holdings Corp.	27,493,445
972,388	National General Holdings Corp.	25,602,976
649,911	OceanFirst Financial Corp.	19,471,334
283,806	Pacific Premier Bancorp, Inc.*	10,827,199
259,892	Primerica, Inc.	25,885,243
332,248	Renasant Corp.	15,123,929
465,663	Synovus Financial Corp.	24,600,976
1,135,712	TFS Financial Corp.	17,910,178
289,188	TriState Capital Holdings, Inc.*	7,547,807
223,230	Triumph Bancorp, Inc.*	9,096,623
285,763	Virtus Investment Partners, Inc.	36,563,376
703,547	Washington Federal, Inc.	23,005,987
		326,604,394
Health Care — 3.2%
140,732	Magellan Health, Inc.*	13,503,235
356,714	Providence Service Corp.*	28,019,885
		41,523,120
Industrials — 19.8%
962,548	Albany International Corp.†	57,897,262
1,081,887	Continental Building Products, Inc.*	34,133,535
939,006	Federal Signal Corp.	21,869,450
283,358	Kadant, Inc.	27,244,872
736,212	McGrath RentCorp	46,580,133
745,071	MRC Global, Inc.*	16,145,689
1,303,581	Mueller Water Products, Inc.	15,277,969
656,948	Simpson Manufacturing Co., Inc.	40,855,596
		260,004,506
Information Technology — 6.9%
33,385	Broadridge Financial Solutions, Inc.	3,842,614
559,880	CTS Corp.	20,155,680
905,243	EchoStar Corp.*	40,192,789
422,467	MAXIMUS, Inc.	26,239,425
		90,430,508
Materials — 1.4%
105,337	KMG Chemicals, Inc.	7,771,764
119,106	Neenah, Inc.	10,106,144
		17,877,908
Real Estate — 0.6%
52,121	Consolidated-Tomoka Land Co.	3,205,963
344,363	Landmark Infrastructure Partners L.P.	4,769,427
		7,975,390
Telecommunication Services — 0.9%
224,598	ATN International, Inc.	11,852,036
Utilities — 0.7%
879,039	Star Gas Partners L.P.†	8,614,582
Total Common Stocks (Cost $800,751,264)		1,113,544,913

Real Estate Investment Trusts — 9.4%
1,274,878	Forest City Realty Trust, Inc.	29,079,967
2,184,190	Front Yard Residential Corp.	22,759,260
3,228,046	MFA Financial, Inc.	24,468,589
552,627	PotlatchDeltic Corp.	28,101,083
784,190	Xenia Hotels & Resorts, Inc.	19,102,868
Total Real Estate Investment Trusts (Cost $108,466,588)		123,511,767

Investment Companies — 2.5%
1,445,276	Ares Capital Corp.	23,774,790
764,579	Triangle Capital Corp.	8,792,659
Total Investment Companies (Cost $32,623,865)		32,567,449

Short-Term Investments — 3.3%

Money Market Funds — 3.3%
42,871,046	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	42,871,046
Total Short-Term Investments (Cost $42,871,046)		42,871,046
Total Investments — 100.2% (Cost $984,712,763)		1,312,495,175
Liabilities in Excess of Other Assets — (0.2)%		(2,409,324)
NET ASSETS — 100.0%		$1,310,085,851

*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At June 30, 2018 the total market value of securities considered illiquid was $18,352,109 or 1.4% of net assets.
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Global Leaders Fund (the “Fund”) increased 20.28% in value. During the same period, the Fund’s benchmark, the Russell Global Large Cap Index (the “Index”), increased 10.90%.

In the final six months of the year, investors embraced positive corporate news flow and mounting evidence of synchronized global growth to drive global equity indices to fresh highs. The Fund’s strategy focuses on attempting to deliver long-term performance by buying a concentrated portfolio of companies that we believe uniquely satisfy their customers and have the potential to generate outstanding economics for shareholders. Although we are acutely aware of the economic environment, we are stock pickers and our primary focus is on the operational performances of the franchises in which we invest and their ability to generate cash flow. Accordingly, our sectoral attribution is primarily an output of our stock picking and our holdings’ strong operational performances were mirrored by stock price gains in the information technology, financials and consumer staples sectors. What is perhaps most noteworthy is that these three areas were detractors from performance in the fourth quarter of 2016 when investor euphoria about Donald Trump’s seemingly messianic economic powers prompted a sharp rotation away from companies listed in these sectors. This episode has served as a reminder of the benefits of perspective as the market serves up opportunities for the long-sighted investor. On the negative front energy was the only significant area that detracted from performance with increasing concord and harmony between OPEC members driving rising oil prices during the period.

Core holding Microsoft was the largest single positive contributor to performance during the period. The company has continued to effectively migrate its customers toward its cloud products while remaining relevant in its legacy technologies. Microsoft management put their customer at the centre of their strategy – by breaking down traditional software silos, they have enabled greater freedom for the millions of consumers and businesses that use their products. Estee Lauder’s fortunes during the year were paradigmatic of the importance of maintaining a long-term vision in the face of the market’s irrational disposition and associated short-term share price volatility. Estee Lauder shares were propelled after it released a string of encouraging results underpinned by healthy sales growth and profitability improvements. Some of our followers may remember that the luxury cosmetics specialist had a torrid time in 2016 as myopic investors fixated on the seemingly endless malaise of bricks and mortar retail and overlooked the company’s brand power and opportunities for self-help.

Elsewhere our payments holdings MasterCard and Visa contributed positively to performance during the year. Both companies reported robust results that were underpinned by the ongoing global migration to a cashless world economy. The final positive contributor of note was aerospace specialist Safran, which has continued transitioning to its new LEAP engine. The French company posted encouraging results late in the year on the back of healthy aftermarket demand. We remain confident that the company has the potential to monetize its sizeable order book and generate significant free cash flow in the decades to come.

On the negative front there were few meaningful underperformers during the year; eBay, Bank Rakyat and Nike were some of the main detractors. eBay and Nike reported results that were badly received by investors. Elsewhere, U.S. dollar strength stoked investor concerns about the health of the Indonesian economy which contributed to marginal weakness in Bank Rakyat shares late in the year.

We were active in the year with seven new additions, one spin-off and seven deletions from the strategy. One notable addition was a new position in Electronic Arts (“EA”). The company has had the leading sports franchise in the industry and may be set to benefit from the ongoing consolidating of gameplay to a smaller number of blockbuster titles. In addition, EA’s business model has continued shifting towards digital with downloading and eventually streaming which has the potential to improve the economics for shareholders over time. Finally, we believe that EA’s shares are undervalued and we see the potential for meaningful three-year upside as the digital transition plays out.

After extensive due diligence we also added Deutsche Boerse to the Fund. The German company owns two valuable pieces of European financial infrastructure in derivative exchange Eurex and custody and settlement operation Clearstream. The franchise has the potential to benefit from financial market regulation and any increase in volatility from today’s low levels. We believe that Deutsche Boerse shares remain attractively valued, on an absolute and relative basis, as investors have priced in today’s market conditions as if they will persist forever – we view this as an opportunity for the far-sighted investor. Elsewhere we initiated a new position in another German company during the period – ticketing and live event specialist CTS Eventim. The company has had a dominant position in ticketing in Western Europe with market leading networks in Germany, Austria and Switzerland. CTS Eventim has multiple economic moats and significant optionality to monetize its extensive database of concertgoers and sports fans.

Further afield, we initiated a new position in another network franchise – China’s dominant travel platform Ctrip. The company has what we see as an enviable position and is set to potentially benefit from increased domestic and international travel as the Chinese consumer explores both their country and the world outside. In eBay, we added another platform business at what we perceived as attractive valuation. The online retailer has significant self-help potential as it tries to capture its share of e-commerce growth and monetize its network.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2018

Self-help was one of the attractions behind our new investments in Dutch publisher Wolters Kluwer and American industrial Flowserve. We view both businesses as having the ability to improve their margins over the long-term and each franchise brings a differentiated exposure to the strategy. Although classified as an industrial pump and valve maker, Flowserve increases the strategy’s exposure to the energy space which we have historically struggled with due to our focus on franchises that have delivered superior customer outcomes. During our research we learned that Flowserve’s customers have valued the reliability and breadth of their product suite and their extensive service network. The aforementioned self-help attributes coupled with the company’s shares trading at what we believe to be a discount to long-term value prompted an investment. Elsewhere in the commodity complex, we received shares in Atlas Copco’s mining spin-off Epiroc. We attended the company’s inaugural investor day and continue analyzing Epiroc’s prospects as a standalone enterprise.

On the other side of the equation, opportunity cost and increasingly full valuations were the driving forces for most of the deletions from the strategy. Our sales of Henkel, Moody’s, Nike, Starbucks, FleetCor and Verisk were very much in this vein. One notable exception was our disposal of Cigna after the company announced its acquisition of pharmacy benefit manager Express Scripts. We view this move as an expensive and defensive acquisition of a franchise that has a questionable customer outcome. Accordingly, we sold our Cigna position during the period.

The Fund invests in market-leading companies from across the globe that deliver what we believe to be exceptional customer outcomes. We believe that companies that combine a superior outcome for their customers with strong leadership have the potential to generate high and sustainable returns on invested capital (“ROIC”), which can lead to outstanding shareholder returns. We are long-term focused and look for franchises that can compound excess economic profit at above market growth rates for extended periods of time. Although the strategy produced healthy returns during the period, we remain laser-focused on value within the portfolio as we strive to expose our clients to what we perceive to be the best blend of risk and reward. We take significant comfort from the Fund’s attributes with the strategy having an average ROIC that is significantly higher than the Index (31.2% vs 11.7%) while trading at a discount to the market on our preferred shorthand valuation techniques of free cash flow yield (4.1% vs 3.7% for the Index) and EV/EBIT (18.1x vs 19.3x for the Index). We believe that paying less for assets that are more productive and durable than the benchmark is an incredibly attractive proposition for the rational investor. Although there are no certainties in investing, we feel that these characteristics stand the strategy in good stead to continue creating value for our clients in the future.

Sincerely,

Michael Dillon
Portfolio Manager

Bertie Thomson
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Information Technology	34.8%
Financials	18.7%
Industrials	15.7%
Consumer Discretionary	12.3%
Consumer Staples	8.7%
Materials	4.5%
Health Care	3.2%
Money Market Funds	2.8%
Other Assets and Liabilities	(0.7)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Russell Global Large Cap Index (“Index”) measures the performance of the largest securities in the Russell Global Index, based on market capitalization.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return	One Year	(7/1/15)
Investor Shares	20.28%	11.49%
Russell Global Large Cap Index	10.90%	8.09%

		Investor Shares
Gross Expense Ratio[1]		1.16%
Net Expense Ratio[1]		0.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 97.9%

China — 5.4%
306,283	AIA Group, Ltd.	2,668,158
41,056	Ctrip.com International, Ltd. ADR*	1,955,497
		4,623,655
France — 3.5%
24,887	Safran SA	3,013,941

Germany — 4.6%
42,791	CTS Eventim AG & Co. KGaA	2,100,943
14,132	Deutsche Boerse AG	1,878,910
		3,979,853
India — 2.2%
60,650	HDFC Bank, Ltd.	1,894,344

Indonesia — 1.9%
8,116,200	Bank Rakyat Indonesia Persero	1,605,311

Japan — 2.0%
17,098	Hoshizaki Corp.	1,727,966

Netherlands — 3.3%
50,102	Wolters Kluwer NV	2,814,570

Sweden — 2.3%
55,544	Atlas Copco AB	1,447,022
54,187	Epiroc AB*	496,088
		1,943,110
Switzerland — 2.8%
11,620	Schindler Holding AG	2,440,966

Taiwan — 3.1%
74,103	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	2,709,206

United Kingdom — 6.8%
103,408	Hiscox, Ltd.	2,075,292
68,824	Unilever PLC	3,801,865
		5,877,157
United States — 60.0%

Consumer Discretionary — 5.7%
1,090	Booking Holdings, Inc.*	2,209,528
28,563	TJX Companies, Inc.	2,718,627
		4,928,155
Consumer Staples — 4.2%
21,470	Brown-Forman Corp.	1,052,245
18,205	Estee Lauder Companies, Inc.	2,597,671
		3,649,916
Financials — 7.0%
46,456	Charles Schwab Corp.	2,373,902
34,995	JPMorgan Chase & Co.	3,646,479
		6,020,381
Health Care — 3.2%
19,160	Edwards Lifesciences Corp.*	2,789,121

Industrials — 3.7%
8,369	3M Co.	1,646,350
38,266	Flowserve Corp.	1,545,946
		3,192,296
Information Technology — 31.7%
3,743	Alphabet, Inc. — Class C*	4,175,879
21,369	Cognizant Technology Solutions Corp.	1,687,937
67,319	eBay, Inc.*	2,440,987
15,578	Electronic Arts, Inc.*	2,196,810
13,335	Facebook, Inc.*	2,591,257
18,133	MasterCard, Inc.	3,563,497
51,909	Microsoft Corp.	5,118,746
18,663	PayPal Holdings, Inc.*	1,554,068
29,669	Visa, Inc.	3,929,659
		27,258,840
Materials — 4.5%
9,042	Ecolab, Inc.	1,268,864
6,371	Sherwin-Williams Co.	2,596,628
		3,865,492
Total United States		51,704,201
Total Common Stocks (Cost $69,575,626)		84,334,280

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
2,412,973	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	2,412,973
Total Short-Term Investments (Cost $2,412,973)		2,412,973
Total Investments — 100.7% (Cost $71,988,599)		86,747,253
Liabilities in Excess of Other Assets — (0.7)%		(634,797)
NET ASSETS — 100.0%		$86,112,456

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Intermediate Income Fund – Investor Shares (the “Fund”)  returned -0.12%, ahead of the -0.32% return for the Fund’s benchmark, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”).

Interest rates moved meaningfully higher during the year, resulting in an overall negative return for the Index. The Fund’s duration was mostly neutral during the period, leaving little relative effect from the direction of rates. However, the Fund was also positioned for longer-term rates to rise less than shorter-term rates, which did come to fruition. This effect benefitted the portfolio’s relative return. Some of our largest contributors were asset-backed securities with fairly short durations and floating-rate corporate and municipal debt.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process. Interest rate and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

Sector weightings had very little effect on relative performance. During the year, corporate credit spreads moved tighter through January but have widened since, ending slightly weaker for the entire year. Our overweight of corporate bonds generally was somewhat of a detractor; however, security selection, and particularly our allocation to floating-rate debt, was strong enough to make corporate credit a net contributor to performance.

It is always hard to know when a cycle will turn. If the U.S. economy turns weaker a year from now, we will look back at the flattening yield curve and widening credit spreads as warning signs. Both of these indicators have produced false signals many times in the past, however. We believe that  the Fund has the potential to perform well whatever the macro economy does by buying bonds with what we believe to be attractive yields and focusing our analysis on downside risks.

Sincerely,

Paul D. Corbin
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	25.3%
U.S. Treasury Notes	19.6%
Affiliated Mutual Funds	18.9%
Mortgage Backed Securities	14.6%
Municipal Bonds	11.1%
Asset Backed Securities	7.8%
Money Market Funds	2.1%
Other Assets and Liabilities	0.6%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	-0.12%	1.58%	2.84%
Advisor Shares	-0.38%	1.31%	2.61%
Bloomberg Barclays Intermediate US Aggregate Bond Index	-0.32%	1.83%	3.29%

		Investor Shares	Advisor Shares
Gross Expense Ratio[1]		0.61%	0.86%
Net Expense Ratio[1]		0.55%	0.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 25.3%
665,000	21st Century Fox America, Inc.	3.00%	09/15/2022	652,090
1,200,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	1,243,403
1,345,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	1,294,139
1,365,000	American Express Credit Corp. (3 Month LIBOR USD + 0.70%)	3.02%	03/03/2022	1,374,412
1,390,000	American Tower Corp.	2.25%	01/15/2022	1,330,006
1,355,000	Analog Devices, Inc.	3.13%	12/05/2023	1,317,238
1,365,000	AstraZeneca PLC	1.95%	09/18/2019	1,351,238
1,000,000	AutoZone, Inc.	2.50%	04/15/2021	976,443
1,330,000	BB&T Corp.	2.75%	04/01/2022	1,299,811
1,280,000	Boston Properties L.P.	3.85%	02/01/2023	1,287,767
1,306,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,295,572
665,000	Clorox Co.	3.05%	09/15/2022	657,275
970,000	Digital Realty Trust L.P.	3.95%	07/01/2022	980,777
650,000	Dollar General Corp.	4.15%	11/01/2025	651,397
1,025,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	955,813
665,000	Exelon Corp.	2.45%	04/15/2021	646,708
1,220,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,284,628
1,295,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	3.08%	02/23/2023	1,290,973
1,400,000	Hasbro, Inc.	3.50%	09/15/2027	1,297,583
675,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	641,667
655,000	JB Hunt Transport Services, Inc.	3.30%	08/15/2022	650,468
685,000	Kroger Co.	3.70%	08/01/2027	652,630
1,210,000	Land O’Lakes, Inc.^	6.00%	11/15/2022	1,288,650
670,000	Morgan Stanley	2.63%	11/17/2021	650,750
1,295,000	MPLX L.P.	4.50%	07/15/2023	1,323,818
1,370,000	Mylan NV	3.95%	06/15/2026	1,310,542
1,005,000	Noble Energy, Inc.	3.85%	01/15/2028	962,305
1,350,000	Royal Bank of Canada (3 Month LIBOR USD + 0.73%)	3.09%	02/01/2022	1,361,666
640,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)	3.33%	03/16/2022	650,495
1,215,000	Weyerhaeuser Co.	7.38%	10/01/2019	1,277,085
685,000	Xylem, Inc.	3.25%	11/01/2026	645,104
Total Corporate Bonds & Notes (Cost $33,362,801)				32,602,453

Mortgage Backed Securities — 14.6%
1,990	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	2,117
295,108	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	3.95%	05/01/2033	309,158
1,689,485	FHLMC PC, Pool# Q2-5749	4.00%	04/01/2044	1,729,896
1,172,214	FHLMC PC, Pool# Q4-2019	3.00%	07/01/2046	1,136,899
36,272	FHLMC REMIC, Series 2782 PA	4.00%	11/15/2033	36,219
1,600,000	FHMS, Series K-042	2.67%	12/25/2024	1,557,173
1,525,000	FHMS, Series K-046	3.21%	03/25/2025	1,527,195
700,000	FHMS, Series K-047#	3.33%	05/25/2025	705,828
1,550,000	FHMS, Series K-048#	3.28%	06/25/2025	1,558,705
37,221	FNMA, Pool# 628837	6.50%	03/01/2032	41,059
78,890	FNMA, Pool# 663238	5.50%	09/01/2032	84,598
32,952	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.77%	11/01/2033	33,328
12,244	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	3.53%	12/01/2033	12,677
61,892	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.40%	02/01/2034	63,871
24,989	FNMA, Pool# 848817	5.00%	01/01/2036	26,598
1,923,507	FNMA, Pool# AB9339	3.00%	05/01/2043	1,880,053
471,942	FNMA, Pool# AS1474	4.50%	01/01/2044	496,038
620,253	FNMA, Pool# AV7911	4.50%	01/01/2044	649,787
3,127,063	FNMA, Pool# AY3879	3.50%	11/01/2045	3,123,182
1,463,099	FNMA, Pool# AY3880	4.00%	11/01/2045	1,497,229
1,231,447	FNMA, Pool# AS2826	4.00%	07/01/2044	1,260,126
1,407,484	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	168,040
15,042	GNMA, Pool# 487110X	6.50%	04/15/2029	16,811

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 14.6% (Continued)
25,048	GNMA, Pool# 781186X	9.00%	06/15/2030	27,042
5,926	GNMA, Pool# 571166X	7.00%	08/15/2031	6,041
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	2.77%	11/15/2034	899,453
Total Mortgage Backed Securities (Cost $19,287,710)				18,849,123

Municipal Bonds — 11.1%
670,000	District of Columbia	4.71%	12/01/2022	711,975
1,600,000	District of Columbia#	5.73%	08/01/2038	1,519,616
1,395,000	Florida Hurricane Catastrophe Fund	2.11%	07/01/2018	1,395,000
1,000,000	Illinois, State of	2.30%	06/15/2019	994,060
1,390,000	Maryland Health & Higher Educational Facilities Authority	3.43%	07/01/2023	1,381,021
2,000,000	Miami-Dade County Florida Aviation	2.37%	10/01/2023	1,919,580
1,315,000	New York State Dormitory Authority	4.00%	07/01/2039	1,325,231
750,000	New York State Energy Research & Development Authority#	0.94%	12/01/2023	750,000
1,500,000	New York State Energy Research & Development Authority#	5.23%	07/01/2029	1,500,000
1,250,000	North Texas Tollway Authority	8.91%	02/01/2030	1,360,225
470,000	Regional Transportation Authority	3.01%	05/29/2020	470,653
1,000,000	Texas A&M University	3.23%	05/15/2027	992,380
Total Municipal Bonds (Cost $14,497,633)				14,319,741

Asset Backed Securities — 7.8%
163,568	AmeriCredit Automobile Receivables Trust, Series 2015-4 A3	1.70%	07/08/2020	163,387
859,391	AmeriCredit Automobile Receivables Trust, Series 2015-3 B	2.08%	09/08/2020	858,607
455,389	Continental Airlines Trust, Series 1999-1 A<	6.55%	08/02/2020	459,396
1,550,000	Drive Auto Receivables Trust, Series 2018-1 B	2.88%	02/15/2022	1,546,246
638,884	Federal Express Corp., Series 1998-1<	6.72%	07/15/2023	672,426
1,000,000	Neuberger Berman Loan Advisers CLO, Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.53%	10/18/2030	1,001,243
1,500,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2AR (3 Month LIBOR USD + 1.35%)^	3.68%	05/21/2027	1,501,766
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	4.71%	03/17/2030	1,006,950
28,770	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B (1 Month LIBOR USD + 1.70%)^	3.62%	07/15/2020	28,904
22,451	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2019	22,487
1,500,000	OZLM XIII, Ltd., Series 2015-13A A2 (3 Month LIBOR USD + 2.10%)^	4.46%	07/30/2027	1,505,199
592,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	581,751
424,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	417,606
300,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	298,844
Total Asset Backed Securities (Cost $10,082,891)				10,064,812

U.S. Treasury Notes — 19.6%
5,330,000	United States Treasury Note	1.38%	02/29/2020	5,232,353
6,750,000	United States Treasury Note	1.88%	08/31/2022	6,531,020
5,000,000	United States Treasury Note	1.63%	05/15/2026	4,574,512
2,500,000	United States Treasury Note	1.50%	08/15/2026	2,257,911
2,630,000	United States Treasury Note	0.75%	07/31/2018	2,627,779
4,000,000	United States Treasury Note	2.88%	05/15/2028	4,008,516
Total U.S. Treasury Notes (Cost $25,721,431)				25,232,091
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 18.9%
2,520,036	Brown Advisory Mortgage Securities Fund — Institutional Shares	24,318,345
Total Affiliated Mutual Funds (Cost $25,415,007)		24,318,345

Short-Term Investments — 2.1%

Money Market Funds — 2.1%
2,724,095	First American Treasury Obligations Fund — Class Z, 1.75%*	2,724,095
Total Short-Term Investments (Cost $2,724,095)		2,724,095
Total Investments — 99.4% (Cost $131,091,568)		128,110,660
Other Assets in Excess of Liabilities — 0.6%		732,022
NET ASSETS — 100.0%		$128,842,682

#	Variable rate security. Rate disclosed is as of June 30, 2018.
*	Annualized seven-day yield as of June 30, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2018, the value of these securities amounted to $9,796,256 or 7.6% of net assets.

<	These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
~	Interest Only Security

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Total Return Fund – Institutional Shares (the “Fund”) gained 0.61%, ahead of the -0.40% return for the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Index”).

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and a focus on risk mitigation as we seek to limit the downside risk of our investments. Interest rate and sector weightings are mainly set by an analysis of the intermediate-term risk/reward, as opposed to any particular macro forecast.

To this end, our individual security selections were the main driver of outperformance, adding 0.90% to relative performance. About half of that came from corporate bond picks, with the rest roughly split evenly between asset-backed securities, taxable municipals and mortgages.

Among our largest positive contributing individual selections were Superior Energy, Springs Industries, Oasis Petroleum, Canadian Natural Resources and Capital One.

Sector weightings had very little effect on relative performance. For the year, corporate credit spreads moved tighter through January, but have widened since, ending slightly weaker for the entire period. Our overweight to corporate bonds was generally somewhat of a detractor; however, selection was strong enough to make corporate credit a net contributor to performance.

Interest rates moved meaningfully higher over the period, resulting in an overall negative return for the Index. The Fund’s duration was mostly neutral during the year, leaving little relative effect from the direction of rates. However the Fund was also positioned for longer-term rates to rise less than shorter-term rates, which did come to fruition. This effect benefitted the portfolio’s relative return.

It is always hard to know when a cycle will turn. If the U.S. economy turns weaker a year from now, we will look back at the flattening yield curve and widening credit spreads as warning signs. However both of these indicators have produced false signals many times in the past. We will seek to perform well whatever the macro economy does by buying bonds with attractive yields and focusing our analysis on downside risks.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Asset Backed Securities	30.5%
Corporate Bonds & Notes	28.7%
Mortgage Backed Securities	28.7%
Money Market Funds	7.4%
Municipal Bonds	7.2%
U.S. Treasury Notes	4.8%
U.S. Treasury Bills	0.3%
Preferred Stocks	0.1%
Other Assets and Liabilities	(7.7)%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return	One Year	(10/30/14)
Institutional Shares	0.61%	1.94%
Investor Shares	0.56%	1.89%
Bloomberg Barclays US Aggregate Bond Index	-0.40%	1.57%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	0.53%	0.58%
Net Expense Ratio[1]	0.53%	0.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 30.5%
159,591	Aircraft Certificate Owner Trust, Series 2003-1A E^<	7.00%	09/20/2022	164,977
500,000	American Credit Acceptance Receivables Trust, Series 2016-1A C^	5.55%	06/13/2022	507,459
650,000	American Credit Acceptance Receivables Trust, Series 2017-4 C^	2.94%	01/10/2024	646,016
500,000	BlueMountain CLO, Ltd., Series 2013-3A DR (3 Month LIBOR USD + 2.90%)^	5.26%	10/29/2025	499,753
650,000	BlueMountain CLO, Ltd., Series 2015-2A B (3 Month LIBOR USD + 1.85%)^	4.21%	07/18/2027	651,854
127,664	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	124,755
750,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1 C-R (3 Month LIBOR USD + 2.00%)^	4.36%	04/20/2027	753,285
1,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-2 C-R (3 Month LIBOR USD + 2.25%)^	4.62%	04/27/2027	997,265
304,193	Continental Airlines Trust, Series 1999-1 A<	6.55%	08/02/2020	306,870
68,316	Continental Airlines Trust, Series 2000-1 A-1<	8.05%	05/01/2022	72,155
650,000	CPS Auto Receivables Trust, Series 2015-A^	5.60%	02/16/2021	668,791
235,000	CPS Auto Receivables Trust, Series 2015-C^	4.63%	08/16/2021	238,514
300,000	CPS Auto Receivables Trust, Series 2016-C^	8.39%	09/15/2023	323,866
200,000	Dell Equipment Finance Trust, Series 2018-1^	3.85%	06/24/2024	200,281
400,000	Drive Auto Receivables Trust, Series 2018-1 C	3.22%	03/15/2023	398,731
1,000,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	999,034
400,000	Drive Auto Receivables Trust, Series 2018-2	4.14%	08/15/2024	402,540
750,000	DT Auto Owner Trust, Series 2018-1A C^	3.47%	12/15/2023	749,308
500,000	DT Auto Owner Trust, Series 2018-2^	3.67%	03/15/2024	499,954
600,000	DT Auto Owner Trust, Series 2017-3^	5.60%	08/15/2024	607,500
200,000	Exeter Automobile Receivables Trust, Series 2016-3A C^	4.22%	06/15/2022	202,350
574,996	Federal Express Corp., Series 1998-1<	6.72%	07/15/2023	605,183
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 FLT
	(3 Month LIBOR USD + 1.07%)^	3.43%	01/21/2031	2,002,282
1,000,000	GreatAmerica Leasing Receivables Funding LLC, Series 2015-1 B^	2.39%	06/21/2021	998,584
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	297,201
500,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.66%	01/20/2030	501,582
800,000	Highbridge Loan Management, Ltd., Series 7A-2015 CR (3 Month LIBOR USD + 1.70%)^	4.04%	03/15/2027	791,446
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	3.24%	12/19/2036	302,280
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.54%	12/19/2036	201,168
250,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.34%	03/19/2037	250,781
200,000	Invitation Homes Trust, Series 2018-SFR2 C (1 Month LIBOR USD + 1.28%)^	3.35%	06/18/2037	201,149
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	4.11%	07/21/2030	753,793
625,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.76%	07/22/2030	631,748
500,000	Madison Park Funding XXI, Ltd., Series 2016-21 B (3 Month LIBOR USD + 2.75%)^	5.11%	07/25/2029	506,876
86,073	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	83,583
2,000,000	Neuberger Berman Loan Advisers CLO, Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.53%	10/18/2030	2,002,486
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	3.16%	10/20/2026	749,993
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.56%	10/20/2026	746,290
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	4.71%	03/17/2030	1,006,950
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	2.73%	04/15/2031	2,000,000
500,000	Octagon Investment Partners XXI, Ltd., Series 2014-21 C (3 Month LIBOR USD + 3.65%)^	6.01%	11/14/2026	502,663
250,000	Oportun Funding LLC, Series 2018-B A^	3.91%	07/08/2024	249,972
250,000	Oportun Funding LLC, Series 2018-B B^	4.50%	07/08/2024	249,975
178,985	Orange Lake Timeshare Trust, Series 2018-A B^	3.35%	11/08/2030	177,425
57,540	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B (1 Month LIBOR USD + 1.70%)^	3.62%	07/15/2020	57,808
8,981	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2019	8,995
252,296	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2A^	2.30%	05/11/2020	251,519
77,982	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	2.85%	05/11/2020	78,126
166,360	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	2.70%	11/10/2020	166,690
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2 (3 Month LIBOR USD + 2.10%)^	4.46%	07/30/2027	1,003,466
200,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	196,695
200,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	197,059
750,000	Regatta III Funding, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 3.30%)^	5.65%	04/15/2026	750,573
2,275,987	Santander Drive Auto Receivables Trust, Series 2015-4 C	2.97%	03/15/2021	2,278,138
500,000	Santander Drive Auto Receivables Trust, Series 2017-1 D	3.17%	04/17/2023	497,036

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 30.5% (Continued)
1,000,000	Santander Drive Auto Receivables Trust, Series 2017-1 E^	5.05%	07/15/2024	1,017,560
43,024	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	42,849
78,063	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	77,081
500,000	Sound Point CLO XII, Ltd., Series 2016-2A D (3 Month LIBOR USD + 4.25%)^	6.61%	10/20/2028	506,226
177,395	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	188,347
4,582	U.S. Airways Pass Through Trust, Series 1999-1 A<	8.36%	07/20/2020	4,628
375,000	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	373,133
600,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	589,613
424,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	417,606
300,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	298,844
500,000	Vibrant CLO, Ltd., Series 2013-2A A2AR (3 Month LIBOR USD + 1.45%)^	3.81%	07/24/2024	500,635
65,123	VOLT XXXVIII LLC, Series 2015-NP12 A1ʭ^	3.88%	09/25/2045	65,270
289,491	Westgate Resorts LLC, Series 2018-1^	3.58%	12/20/2031	287,906
385,988	Westgate Resorts LLC, Series 2018-1^	4.10%	12/20/2031	385,048
900,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	895,030
375,000	Westlake Automobile Receivables Trust, Series 2018-2 D^	4.00%	01/16/2024	376,557
500,000	Westlake Automobile Receivables Trust, Series 2017-2A E^	4.63%	07/15/2024	501,861
Total Asset Backed Securities (Cost $37,904,622)				37,842,967

Mortgage Backed Securities — 28.7%
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.19%	03/16/2037	400,137
4,000,000	FHLMC Gold, 3.5%, Due TBA July	3.50%	07/15/2048	3,979,316
233,210	FHLMC PC, Pool# G6-1330	6.00%	07/01/2040	256,988
296,895	FHLMC PC, Pool# Q5-2011	4.00%	11/01/2047	303,761
2,483,136	FHLMC REMIC, Series 4094~	2.50%	03/15/2027	159,214
804,124	FHLMC REMIC, Series 4107~	3.00%	08/15/2027	156,089
1,754,362	FHLMC REMIC, Series 4143~	3.50%	09/15/2042	204,915
898,556	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	171,838
275,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	268,947
463,916	FHMS, Series K-J13	2.06%	09/25/2021	458,667
355,454	FHMS, Series K-J18	2.46%	03/25/2022	350,089
280,465	FHMS, Series K-J09	2.02%	04/25/2022	275,195
2,018,025	FHMS, Series K-721#~	0.45%	08/25/2022	24,035
410,182	FHMS, Series K-J07	1.53%	09/25/2022	392,434
1,700,000	FHMS, Series K-728#	3.06%	08/25/2024	1,692,270
738,069	FHMS, Series K-J17	2.40%	10/25/2024	718,783
1,563,022	FHMS, Series K-055#~	1.50%	03/25/2026	135,135
697,752	FHMS, Series K-057#~	1.33%	07/25/2026	54,340
678,716	FHMS, Series K-058#~	1.06%	08/25/2026	42,916
1,394,675	FHMS, Series K-W03#~	0.99%	06/25/2027	79,179
976,719	FHMS, Series Q-004#	2.71%	01/25/2046	978,560
747,817	FNMA, Pool# BM3352	2.55%	12/01/2026	706,940
368,639	FNMA, Pool# AM8082	2.92%	02/01/2030	353,221
1,568,235	FNMA, Pool# AS2249	4.00%	04/01/2039	1,611,396
750,000	FNMA, Pool# BM4143	6.00%	07/01/2041	831,317
875,530	FNMA, Pool# AB9349	3.00%	05/01/2043	855,586
512,374	FNMA, Pool# AU6230	5.00%	09/01/2043	547,891
981,104	FNMA, Pool# BD3994	4.00%	04/01/2047	1,002,477
1,086,625	FNMA, Pool# BD4016	4.00%	07/01/2047	1,125,905
396,243	FNMA, Pool# BJ1740	4.50%	10/01/2047	415,069
396,572	FNMA, Pool# BD4041	4.00%	11/01/2047	407,480
396,026	FNMA, Pool# BJ1991	4.00%	11/01/2047	405,332
397,099	FNMA, Pool# BH7686	4.50%	12/01/2047	416,057
598,580	FNMA, Pool# BK4172	4.50%	04/01/2048	625,272
1,136,981	FNMA, Pool# BJ4049	4.00%	05/01/2048	1,167,975
299,529	FNMA, Pool# BJ4051	4.50%	05/01/2048	315,639
199,778	FNMA, Pool# BJ4050	4.50%	05/01/2048	210,454

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 28.7% (Continued)
199,792	FNMA, Pool# BJ4052	4.50%	05/01/2048	210,538
199,802	FNMA, Pool# BK5105	5.50%	05/01/2048	216,632
300,000	FNMA, Pool# BJ4054	4.00%	06/01/2048	307,899
300,000	FNMA, Pool# BJ4057	4.50%	06/01/2048	315,670
99,942	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	96,300
923,000	FNMA REMIC Trust, Series 2017-M13 A2#	3.04%	09/25/2027	889,435
750,000	FNMA REMIC Trust, Series 2018-M8 A2#	3.33%	06/25/2028	745,083
498,675	FNMA REMIC Trust, Series 2018-M3 A1#	3.09%	02/25/2030	493,612
717,244	FNMA REMIC Trust, Series 2012-65	5.00%	07/25/2040	769,028
1,000,000	FNMA, 2.5%, Due TBA July	2.50%	07/15/2033	971,956
1,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2033	994,208
3,000,000	FNMA, 3.5%, Due TBA July	3.50%	07/15/2033	3,036,094
1,000,000	FNMA, 5.0%, Due TBA July	5.00%	07/15/2048	1,059,467
750,000	FREMF Mortgage Trust, Series 2017-K725 B#^	4.01%	02/25/2024	735,283
650,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.80%	11/25/2024	635,845
1,113,352	GNMA REMIC Trust, Series 2014-45 B1#~	0.75%	07/16/2054	52,103
996,736	GNMA REMIC Trust, Series 2014-135 I0#~	0.83%	01/16/2056	53,694
953,358	GNMA REMIC Trust, Series 2015-172 I0#~	0.90%	03/16/2057	60,104
1,292,686	GNMA REMIC Trust, Series 2016-40 I0#~	0.77%	07/16/2057	73,846
1,054,675	GNMA REMIC Trust, Series 2016-56 I0#~	0.97%	11/16/2057	75,263
1,279,334	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	95,690
196,604	JPMCC, Series 2016-ASH A (1 Month LIBOR USD + 1.50%)^	3.57%	10/16/2034	196,818
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.48%	08/17/2034	376,930
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.07%	11/15/2034	274,920
175,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2034	175,063
555,000	WFCM, Series 2017-RB1 AS	3.76%	03/17/2050	549,177
Total Mortgage Backed Securities (Cost $35,950,894)				35,561,477

Corporate Bonds & Notes — 28.7%
1,310,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	1,260,462
545,000	AK Steel Corp.	7.50%	07/15/2023	570,887
605,000	Allison Transmission, Inc.^	4.75%	10/01/2027	565,675
1,285,000	American Tower Corp.	3.13%	01/15/2027	1,150,521
1,180,000	Analog Devices, Inc.	3.90%	12/15/2025	1,170,865
585,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	582,625
940,000	AutoZone, Inc.	3.13%	04/21/2026	875,958
600,000	Boston Properties L.P.	3.65%	02/01/2026	579,646
1,430,000	BWX Technologies, Inc.^	5.38%	07/15/2026	1,451,450
1,175,000	Capital One Financial Corp. (Fixed until 06/01/2020, then 3 Month LIBOR USD + 3.80%)	5.55%	12/29/2049	1,203,435
1,185,000	CC Holdings GS V LLC	3.85%	04/15/2023	1,175,538
1,245,000	Clorox Co.	3.10%	10/01/2027	1,173,332
610,000	Core & Main L.P.^	6.13%	08/15/2025	581,025
615,000	Delphi Technologies PLC^	5.00%	10/01/2025	588,094
1,193,000	Dollar General Corp.	4.15%	11/01/2025	1,195,565
1,180,000	Energy Transfer Partners L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	1,095,187
1,205,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	1,123,662
570,000	Equinix, Inc.	5.88%	01/15/2026	578,835
1,115,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,174,066
595,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	545,912
1,185,000	Harris Corp.	4.40%	06/15/2028	1,196,607
1,265,000	Hasbro, Inc.	3.50%	09/15/2027	1,172,459
930,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	884,074
1,130,000	Hudbay Minerals, Inc.^	7.25%	01/15/2023	1,169,550
1,160,000	Keysight Technologies, Inc.	4.55%	10/30/2024	1,175,515
920,000	Kroger Co.	3.70%	08/01/2027	876,525
555,000	Mercer International, Inc.	6.50%	02/01/2024	563,325
1,220,000	Mylan NV	3.95%	06/15/2026	1,167,052

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2018

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 28.7% (Continued)
910,000	Noble Energy, Inc.	3.85%	01/15/2028	871,341
590,000	Novelis Corp.^	6.25%	08/15/2024	591,475
540,000	ServiceMaster Co. LLC	7.45%	08/15/2027	576,450
575,000	SESI LLC	7.13%	12/15/2021	585,781
650,000	Staples, Inc.^	8.50%	09/15/2025	607,750
1,225,000	TechnipFMC PLC	3.45%	10/01/2022	1,191,791
525,000	Teck Resources, Ltd.^	8.50%	06/01/2024	576,844
553,000	Tenneco, Inc.	5.00%	07/15/2026	495,211
620,000	Trinidad Drilling, Ltd.^	6.63%	02/15/2025	599,850
1,200,000	Verisk Analytics, Inc.	4.00%	06/15/2025	1,181,994
625,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	592,188
930,000	Xylem, Inc.	3.25%	11/01/2026	875,835
Total Corporate Bonds & Notes (Cost $36,970,929)				35,594,357

Municipal Bonds — 7.2%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	291,092
450,000	District of Columbia#	5.70%	08/01/2038	427,392
2,000,000	District of Columbia#	5.73%	08/01/2038	1,899,520
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,351,644
750,000	Massachusetts Port Authority#	4.19%	01/01/2031	750,000
1,300,000	Mosaic District Community Development Authority	7.25%	03/01/2036	1,387,256
1,000,000	New York State Energy Research & Development Authority#	0.94%	12/01/2023	1,000,000
1,000,000	New York State Energy Research & Development Authority#	5.23%	07/01/2029	1,000,000
800,000	North Texas Tollway Authority	8.91%	02/01/2030	870,544
Total Municipal Bonds (Cost $8,829,749)				8,977,448

U.S. Treasury Notes — 4.8%
5,955,000	United States Treasury Note	0.75%	07/31/2018	5,949,971
Total U.S. Treasury Notes (Cost $5,949,997)				5,949,971

Preferred Stocks — 0.1%
2,076	AGNC Investment Corp., Series C, 7.00% (Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			53,976
Total Preferred Stocks (Cost $52,793)				53,976

Short-Term Investments — 7.7%

Money Market Funds — 7.4%
9,187,484	First American Treasury Obligations Fund — Class Z, 1.75%*			9,187,484

U.S. Treasury Bills — 0.3%
350,000	United States Treasury Bill†			349,690
Total Short-Term Investments (Cost $9,537,174)				9,537,174
Total Investments — 107.7% (Cost $135,196,158)				133,517,370
Liabilities in Excess of Other Assets — (7.7)%				(9,517,610)
NET ASSETS — 100.0%				$123,999,760

#	Variable rate security. Rate disclosed is as of June 30, 2018.
ʭ	Step bond; the interest rate shown is the rate in effect as of June 30, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2018, the value of these securities amounted to $43,024,061 or 34.7% of net assets.

<	These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
~	Interest Only Security
†	This security is pledged as collateral in connection with open futures contracts.
*	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2018

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	26	09/19/2018	$3,713,999	$3,770,000	$56,001
U.S. Treasury Ultra Bond Futures	105	09/19/2018	16,275,707	16,754,063	478,356
			$19,989,706	$20,524,063	$534,357

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(30)	09/28/2018	$(3,391,969)	$(3,408,516)	$(16,547)
U.S. Treasury 10-Year Note Futures	(24)	09/19/2018	(2,857,573)	(2,884,500)	(26,927)
			$(6,249,542)	$(6,293,016)	$(43,474)

There is no variation margin due to or from the Fund as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

The Brown Advisory Strategic Bond Fund – Advisor Shares (the “Fund”) gained 1.54% during the year ended June 30, 2018, beating the -0.32% return for its benchmark, the Bloomberg Barclays Intermediate US Aggregate Bond Index (the “Index”).

The Fund’s strategy is founded upon deep credit research that, in turn, feeds our proprietary, factor-based risk pricing models – a process that we believe helps us to consistently identify individual securities offering the best risk-adjusted return. We analyze investment ideas using rigorous underwriting standards and fundamental analysis to identify, assess, and price a bond’s risks.  Our methodology allows us to compare the expected return of bonds across multiple sectors, using our due diligence process to adjust for both the impairment risk and interest rate risk, thereby driving our capital allocation decisions from the bottom-up. We seek to mitigate idiosyncratic risks through the strict application of a sizing model focused on a bond’s estimated downside.

The Fund attempts to mitigate duration risk and has been operating with a duration less than half that of the Index.  As such, the Fund has been managed with a duration of between 1.3 and 2.0 over the past 12 months. As we previously stated, we are not attempting to generate meaningful alpha by making a bet on the direction of interest rates.  Instead, we aim to keep our sensitivity to interest rates low by buying shorter-dated bonds, using hedges like Treasury futures, and by purchasing floating-rate instruments, which comprised nearly half of Fund assets at year-end.

The Fund’s gain came despite a negative return for the intermediate portion of the Treasury curve, which weighed on the performance of the Index. The Fund’s low duration, relatively higher yield, and the strong performance of its corporate bonds, collateralized loan obligations, asset-backed securities, and municipal bond holdings contributed to its outperformance vs. the Index.

Structured products continue comprising the majority of our holdings, as the relative value offered by other sectors, such as corporate bonds, has not warranted any material change to our allocation.  However, the risk premiums for lower-rated investments has remained low and hence we have maintained our weighting in favor of higher-rated and shorter-tenor notes. We believe that structured products are instrumental in helping us improve the overall credit quality of the portfolio, enhance returns, reduce duration and provide diversification.  The Fund maintained its exposure to taxable municipal bonds, taking advantage of pockets of value in certain floating-rate securities. Municipal bonds were a smaller position in the Fund at year-end, but were our best-performers.

Despite the continued use of structured products, we expect that the bulk of our alpha will be driven by investments in corporate bonds.  Indeed, the Fund’s corporate bonds meaningfully outperformed those in the Index. Despite the brief uptick in volatility in March, the risk premium offered by high yield corporate bonds remains near historical lows. As a result, our high yield exposure ended the period under 20%.

Our investment process focuses on maximizing risk-adjusted return through the disciplined application of a deep due diligence process and proprietary risk pricing models designed to optimize capital allocation decisions. Further, we believe that our process is designed to facilitate consistently better decision-making, grounded in our core tenets and our ability to price risk based on an investment’s cash flow profile, liquidity, structural terms, and enterprise value coverage.  We believe that adhering to this process has the potential to continue adding value whether credit is widening or tightening, and may be a key driver of performance through market and business cycles.

Sincerely,

Robert H. Snyder
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
June 30, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, a non-diversified fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Asset Backed Securities	44.9%
Corporate Bonds & Notes	34.3%
Mortgage Backed Securities	24.8%
Municipal Bonds	6.4%
Money Market Funds	2.3%
Preferred Stocks	0.5%
Closed-End Funds	0.3%
Other Assets and Liabilities	(13.5)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Barclays Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return	One Year	Five Year	(9/30/11)
Investor Shares[1]	1.80%	1.96%	1.35%
Advisor Shares	1.54%	1.67%	1.07%
Bloomberg Barclays Intermediate US Aggregate Bond Index	-0.32%	1.83%	1.77%

		Investor Shares	Advisor Shares
Gross Expense Ratio[2]		0.78%	1.03%
Net Expense Ratio[2]		0.76%	1.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Performance information for the Investor Shares, prior to commencement of operations on October 31, 2014, is based on the performance of Advisor Shares, and adjusted for the lower expenses applicable to Investor Shares.

[2]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities – 44.9%
133,140	Aircraft Certificate Owner Trust, Series 2003-1A E^<	7.00%	09/20/2022	137,633
350,000	American Credit Acceptance Receivables Trust, Series 2017-3 C^	2.72%	06/10/2022	348,591
500,000	American Credit Acceptance Receivables Trust, Series 2016-1A C^	5.55%	06/13/2022	507,459
650,000	American Credit Acceptance Receivables Trust, Series 2017-4 C^	2.94%	01/10/2024	646,016
200,000	AmeriCredit Automobile Receivables Trust, Series 2016-3 D	2.71%	09/08/2022	196,653
500,000	BlueMountain CLO, Ltd., Series 2013-3A DR (3 Month LIBOR USD + 2.90%)^	5.26%	10/29/2025	499,752
1,000,000	BlueMountain CLO, Ltd., Series 2014-1A D (3 Month LIBOR USD + 3.45%)^	5.81%	04/30/2026	1,005,211
650,000	BlueMountain CLO, Ltd., Series 2015-2A B (3 Month LIBOR USD + 1.85%)^	4.21%	07/18/2027	651,854
750,000	BlueMountain CLO, Ltd., Series 2015-2A D (3 Month LIBOR USD + 3.55%)^	5.91%	07/19/2027	753,998
127,664	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	124,755
750,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1 C-R (3 Month LIBOR USD + 2.00%)^	4.36%	04/20/2027	753,285
1,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-2 C-R (3 Month LIBOR USD + 2.25%)^	4.62%	04/27/2027	997,265
2,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2013-4A A1RR (3 Month LIBOR USD + 1.00%)^	2.72%	01/15/2031	1,996,796
2,000,000	Carlyle US CLO, Ltd., Series 2017-2 (3 Month LIBOR USD + 1.22%)^	3.58%	07/21/2031	2,004,076
1,000,000	CBAM, Ltd., Series 2017-1A B (3 Month LIBOR USD + 1.80%)^	4.16%	07/20/2030	1,003,529
109,752	Continental Airlines Trust, Series 1999-1 A<	6.55%	08/02/2020	110,718
68,316	Continental Airlines Trust, Series 2000-1 A-1<	8.05%	05/01/2022	72,155
650,000	CPS Auto Receivables Trust, Series 2015-A^	5.60%	02/16/2021	668,791
235,000	CPS Auto Receivables Trust, Series 2015-C^	4.63%	08/16/2021	238,514
300,000	CPS Auto Receivables Trust, Series 2016-C^	8.39%	09/15/2023	323,866
1,250,000	Dell Equipment Finance Trust, Series 2017-2^	2.47%	10/24/2022	1,232,768
200,000	Dell Equipment Finance Trust, Series 2018-1^	3.85%	06/24/2024	200,281
400,000	Drive Auto Receivables Trust, Series 2018-1 C	3.22%	03/15/2023	398,731
600,000	Drive Auto Receivables Trust, Series 2017-2 C	2.75%	09/15/2023	598,813
1,000,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	999,034
400,000	Drive Auto Receivables Trust, Series 2018-2	4.14%	08/15/2024	402,540
750,000	DT Auto Owner Trust, Series 2018-1A C^	3.47%	12/15/2023	749,309
500,000	DT Auto Owner Trust, Series 2018-2^	3.67%	03/15/2024	499,954
400,000	DT Auto Owner Trust, Series 2017-3^	5.60%	08/15/2024	405,000
200,000	Exeter Automobile Receivables Trust, Series 2016-3A C^	4.22%	06/15/2022	202,350
383,331	Federal Express Corp., Series 1998-1<	6.72%	07/15/2023	403,455
1,000,000	GoldenTree Loan Management CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.20%)^	4.56%	04/20/2029	1,003,990
2,000,000	GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A AR2 FLT
	(3 Month LIBOR USD + 1.07%)^	3.43%	01/21/2031	2,002,282
1,000,000	GreatAmerica Leasing Receivables Funding LLC, Series 2015-1 B^	2.39%	06/21/2021	998,584
300,000	GreatAmerica Leasing Receivables Funding LLC, Series 2018-1 C^	3.14%	06/16/2025	297,201
1,000,000	Grippen Park CLO, Ltd., Series 2017-1A C (3 Month LIBOR USD + 2.30%)^	4.66%	01/20/2030	1,003,163
1,000,000	Highbridge Loan Management, Ltd., Series 2015-7A DR (3 Month LIBOR USD + 2.40%)^	4.74%	03/15/2027	988,920
1,975,000	Highbridge Loan Management, Ltd., Series 2013-2A A2R (3 Month LIBOR USD + 1.63%)^	3.98%	10/20/2029	1,976,726
300,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	3.24%	12/19/2036	302,280
200,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.54%	12/19/2036	201,168
250,000	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	3.34%	03/19/2037	250,781
200,000	Invitation Homes Trust, Series 2018-SFR2 C (1 Month LIBOR USD + 1.28%)^	3.35%	06/18/2037	201,149
930,000	LCM XXV, Ltd., Series 2017-25A C2 (3 Month LIBOR USD + 2.30%)^	4.66%	07/22/2030	938,045
750,000	Madison Park Funding XVII, Ltd., Series 2015-17A B1R (3 Month LIBOR USD + 1.75%)^	4.11%	07/21/2030	753,793
700,000	Madison Park Funding XVII, Ltd., Series 2015-17A CR (3 Month LIBOR USD + 2.40%)^	4.76%	07/22/2030	707,557
500,000	Madison Park Funding XXI, Ltd., Series 2016-21 B (3 Month LIBOR USD + 2.75%)^	5.11%	07/25/2029	506,876
1,000,000	Madison Park Funding XXV, Ltd., Series 2017-25A B (3 Month LIBOR USD + 2.35%)^	4.71%	04/25/2029	1,008,368
1,000,000	Magnetite IX, Ltd., Series 2014-9A BR (3 Month LIBOR USD + 2.00%)^	4.36%	07/25/2026	1,003,979
750,000	Magnetite IX, Ltd., Series 2014-9A CR (3 Month LIBOR USD + 3.10%)^	5.46%	07/25/2026	753,884
86,073	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	83,583
142,918	Nationstar HECM Loan Trust, Series 2017-1A A^<	1.97%	05/25/2027	142,432
2,000,000	Neuberger Berman Loan Advisers CLO, Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.53%	10/18/2030	2,002,486
1,000,000	Octagon Investment Partners 24, Ltd., Series 2015-1A A2AR FLT (3 Month LIBOR USD + 1.35%)^	3.68%	05/21/2027	1,001,177
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A AR (3 Month LIBOR USD + 0.80%)^	3.16%	10/20/2026	749,993
750,000	Octagon Investment Partners 25, Ltd., Series 2015-1A BR (3 Month LIBOR USD + 1.20%)^	3.56%	10/20/2026	746,290

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 44.9% (Continued)
1,000,000	Octagon Investment Partners 30, Ltd., Series 2017-1A B (3 Month LIBOR USD + 2.35%)^	4.71%	03/17/2030	1,006,950
2,000,000	Octagon Investment Partners 36, Ltd., Series 2018-1A A1 (3 Month LIBOR USD + 0.97%)^	2.73%	04/15/2031	2,000,000
1,000,000	Octagon Investment Partners XIV, Ltd., Series 2012-1A CR (3 Month LIBOR USD + 4.00%)^	6.35%	07/15/2029	1,015,181
500,000	Octagon Investment Partners XIX, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 2.10%)^	4.45%	04/15/2026	503,055
1,000,000	Octagon Investment Partners XVI, Ltd., Series 2013-1A D (3 Month LIBOR USD + 3.35%)^	5.70%	07/17/2025	1,005,118
500,000	Octagon Investment Partners XXI Ltd., Series 2014-21 C (3 Month LIBOR USD + 3.65%)^	6.01%	11/14/2026	502,663
300,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	299,967
250,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	249,975
178,985	Orange Lake Timeshare Trust, Series 2018-A B^	3.35%	11/08/2030	177,425
106,665	OSCAR U.S. Funding Trust, Series 2014-1A A4^	2.55%	12/15/2021	106,509
172,620	OSCAR U.S. Funding Trust IV, Series 2016-1A A2A^	2.53%	07/15/2020	172,582
8,981	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2019	8,995
940,376	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2A^	2.30%	05/11/2020	937,479
77,982	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	2.85%	05/11/2020	78,126
166,360	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	2.70%	11/10/2020	166,690
260,000	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A3^	2.45%	12/10/2021	257,368
750,000	OSCAR U.S. Funding Trust VIII LLC, Series 2018-1A A2B (1 Month LIBOR USD + 0.49%)^	2.54%	04/12/2021	752,718
500,000	OZLM XII, Ltd., Series 2015-12A C (3 Month LIBOR USD + 3.70%)^	6.06%	04/30/2027	502,604
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2 (3 Month LIBOR USD + 2.10%)^	4.46%	07/30/2027	1,003,466
200,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	196,695
200,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	197,059
1,000,000	Regatta Funding L.P., Series 2013-2A BR (3 Month LIBOR USD + 2.90%)^	5.25%	01/15/2029	1,008,641
1,500,000	Regatta III Funding, Ltd., Series 2014-1A A2R (3 Month LIBOR USD + 1.50%)^	3.85%	04/15/2026	1,500,338
750,000	Regatta III Funding, Ltd., Series 2014-1A CR (3 Month LIBOR USD + 3.30%)^	5.65%	04/15/2026	750,573
500,000	Santander Drive Auto Receivables Trust, Series 2017-1 D	3.17%	04/17/2023	497,036
600,000	Santander Drive Auto Receivables Trust, Series 2017-1 E^	5.05%	07/15/2024	610,536
43,024	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	42,849
39,032	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	38,540
500,000	Sound Point CLO XII, Ltd., Series 2016-2A D (3 Month LIBOR USD + 4.25%)^	6.61%	10/20/2028	506,226
251,031	Southwest Airlines Co., Series 2007-1	6.15%	02/01/2024	266,528
4,582	U.S. Airways Pass Through Trust, Series 1999-1 A<	8.36%	07/20/2020	4,628
375,000	Verizon Owner Trust, Series 2016-1A A^	1.42%	01/20/2021	373,133
750,000	Verizon Owner Trust, Series 2016-2A B^	2.15%	05/20/2021	737,016
400,000	Verizon Owner Trust, Series 2017-1A B^	2.45%	09/20/2021	393,968
700,000	Verizon Owner Trust, Series 2017-2^	1.92%	12/20/2021	690,304
400,000	Verizon Owner Trust, Series 2018-1A C^	3.20%	09/20/2022	398,459
500,000	Vibrant CLO II, Ltd., Series 2013-2A A2AR (3 Month LIBOR USD + 1.45%)^	3.81%	07/24/2024	500,635
65,123	VOLT XXXVIII LLC, Series 2015-NP12 A1ʭ^	3.88%	09/25/2045	65,270
1,000,000	Voya CLO, Ltd., Series 2016-3A C (3 Month LIBOR USD + 3.85%)^	6.21%	10/18/2027	1,007,427
1,500,000	Voya CLO, Ltd., Series 2013-1A A2R (3 Month LIBOR USD + 1.55%)^	3.90%	10/15/2030	1,503,728
289,491	Westgate Resorts LLC, Series 2018-1^	3.58%	12/20/2031	287,906
385,988	Westgate Resorts LLC, Series 2018-1^	4.10%	12/20/2031	385,048
300,000	Westlake Automobile Receivables Trust, Series 2017-2A D^	3.28%	12/15/2022	298,278
900,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	895,030
375,000	Westlake Automobile Receivables Trust, Series 2018-2 D^	4.00%	01/16/2024	376,557
500,000	Westlake Automobile Receivables Trust, Series 2017-2A E^	4.63%	07/15/2024	501,861
Total Asset Backed Securities (Cost $63,503,727)				63,538,999

Corporate Bonds & Notes – 34.3%
250,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	259,042
400,000	AerCap Ireland Capital DAC	3.30%	01/23/2023	384,874
750,000	AK Steel Corp.	7.50%	07/15/2023	785,625
350,000	AK Steel Corp.	6.38%	10/15/2025	327,250
200,000	Allison Transmission, Inc.^	5.00%	10/01/2024	197,250
500,000	Allison Transmission, Inc.^	4.75%	10/01/2027	467,500
310,000	Analog Devices, Inc.	3.90%	12/15/2025	307,600
650,000	Asbury Automotive Group, Inc.	6.00%	12/15/2024	647,361

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes – 34.3% (Continued)
500,000	Ball Corp.	5.00%	03/15/2022	515,625
1,400,000	BWX Technologies, Inc.^	5.38%	07/15/2026	1,421,000
500,000	California Resources Corp.^	8.00%	12/15/2022	456,250
300,000	Capital One Financial Corp. (Fixed until 06/01/2020, then 3 Month LIBOR USD + 3.80%)	5.55%	12/29/2049	307,260
500,000	Caterpillar Financial Services Corp. (3 Month LIBOR USD + 0.59%)	2.90%	06/06/2022	502,438
500,000	Clorox Co.	3.10%	10/01/2027	471,218
200,000	CommScope Technologies LLC^	6.00%	06/15/2025	205,250
100,000	CommScope Technologies LLC^	5.00%	03/15/2027	94,375
400,000	Core & Main L.P.^	6.13%	08/15/2025	381,000
250,000	Cornerstone Chemical Co.^	6.75%	08/15/2024	245,312
1,220,000	Crown Castle International Corp.	4.88%	04/15/2022	1,258,797
1,100,000	Delphi Technologies PLC^	5.00%	10/01/2025	1,051,875
600,000	Digital Realty Trust L.P.	3.70%	08/15/2027	571,283
358,000	Dollar General Corp.	4.15%	11/01/2025	358,770
2,000,000	Dollar Tree, Inc. (3 Month LIBOR USD + 0.70%)	3.06%	04/17/2020	2,004,326
1,200,000	Energy Transfer Partners L.P. (Fixed until 02/15/2023, then 3 Month LIBOR USD + 4.03%)	6.25%	05/15/2023	1,113,750
1,800,000	Enterprise Products Operating LLC (Fixed until 08/16/2027, then 3 Month LIBOR USD + 3.03%)	5.25%	08/16/2077	1,678,500
1,000,000	Equinix, Inc.	5.88%	01/15/2026	1,015,500
380,000	Equinix, Inc.	5.38%	05/15/2027	380,000
1,100,000	Exelon Corp.	2.85%	06/15/2020	1,090,721
700,000	First Quality Finance Co., Inc.^	5.00%	07/01/2025	642,250
750,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.75%)	3.08%	02/23/2023	747,668
500,000	Harris Corp.	3.83%	04/27/2025	490,993
1,000,000	Hasbro, Inc.	3.15%	05/15/2021	991,723
1,000,000	Hasbro, Inc.	3.50%	09/15/2027	926,845
200,000	Healthcare Trust of America Holdings L.P.	3.75%	07/01/2027	190,123
250,000	High Ridge Brands Co.^	8.88%	03/15/2025	112,500
650,000	Hot Topic, Inc.^	9.25%	06/15/2021	623,187
450,000	Hudbay Minerals, Inc.^	7.25%	01/15/2023	465,750
1,000,000	Huntsman International LLC	4.88%	11/15/2020	1,018,750
300,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	299,296
1,100,000	JC Penney Corp, Inc.^	5.88%	07/01/2023	1,035,375
300,000	Keysight Technologies, Inc.	4.55%	10/30/2024	304,012
500,000	Kinross Gold Corp.	5.95%	03/15/2024	515,000
710,000	Lamar Media Corp.	5.75%	02/01/2026	721,537
340,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	371,450
1,000,000	Martin Marietta Materials, Inc. (3 Month LIBOR USD + 0.50%)	2.82%	12/20/2019	1,001,865
68,000	Mercer International, Inc.	7.75%	12/01/2022	71,485
1,000,000	Mercer International, Inc.	6.50%	02/01/2024	1,015,000
1,000,000	Mercer International, Inc.^	5.50%	01/15/2026	972,500
950,000	Micron Technology, Inc.	5.50%	02/01/2025	993,938
300,000	MPLX L.P.	5.50%	02/15/2023	306,045
750,000	MPLX L.P.	4.88%	12/01/2024	774,249
350,000	Mylan NV	3.15%	06/15/2021	346,399
400,000	Mylan NV	3.95%	06/15/2026	382,640
350,000	Noble Energy, Inc.	3.85%	01/15/2028	335,131
947,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	965,665
165,000	Outfront Media Capital LLC	5.88%	03/15/2025	166,963
1,057,000	Regency Centers L.P.	4.80%	04/15/2021	1,087,302
250,000	Rivers Pittsburgh Borrower L.P.^	6.13%	08/15/2021	248,125
232,000	ServiceMaster Co. LLC	7.45%	08/15/2027	247,660
450,000	SESI LLC	7.13%	12/15/2021	458,438
500,000	SESI LLC	7.75%	09/15/2024	515,625
450,000	Staples, Inc.^	8.50%	09/15/2025	420,750
600,000	Steel Dynamics, Inc.	5.13%	10/01/2021	606,750
370,000	TechnipFMC PLC	3.45%	10/01/2022	359,969

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes – 34.3% (Continued)
125,000	Teck Resources, Ltd.	3.75%	02/01/2023	119,063
530,000	Teck Resources, Ltd.^	8.50%	06/01/2024	582,338
555,000	Tenneco, Inc.	5.00%	07/15/2026	497,003
800,000	Trinidad Drilling, Ltd.^	6.63%	02/15/2025	774,000
400,000	USA Compression Partners L.P.^	6.88%	04/01/2026	415,500
610,000	Verisk Analytics, Inc.	4.00%	06/15/2025	600,847
350,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.00%)	3.33%	03/16/2022	355,740
1,050,000	Versum Materials, Inc.^	5.50%	09/30/2024	1,067,220
1,175,000	Viking Cruises, Ltd.^	5.88%	09/15/2027	1,113,313
1,000,000	Vulcan Materials Co. (3 Month LIBOR USD + 0.60%)	2.94%	06/15/2020	998,951
1,500,000	Weyerhaeuser Co.	7.38%	10/01/2019	1,576,648
1,100,000	Zimmer Biomet Holdings, Inc. (3 Month LIBOR USD + 0.75%)	3.08%	03/19/2021	1,101,972
Total Corporate Bonds & Notes (Cost $49,585,675)				48,435,305

Mortgage Backed Securities – 24.8%
400,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.19%	03/16/2037	400,137
41,386	FHLMC PC, Pool# E0-1654	5.00%	06/01/2019	42,078
45,648	FHLMC PC, Pool# N3-1000	4.50%	08/01/2033	47,003
804,123	FHLMC REMIC, Series 4107†	3.00%	08/15/2027	156,088
61,532	FHLMC REMIC, Series 3878	3.00%	04/15/2041	60,670
1,754,362	FHLMC REMIC, Series 4143†	3.50%	09/15/2042	204,915
1,024,669	FHLMC REMIC, Series 4495†	3.50%	07/15/2045	195,956
335,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	327,626
570,071	FHLMC STACR Debt Notes, Series 2014-HQ2 (1 Month LIBOR USD + 2.20%)	4.29%	09/25/2024	587,503
578,068	FHLMC STACR Debt Notes, Series 2015-HQ2 (1 Month LIBOR USD + 1.95%)	4.04%	05/27/2025	593,362
680,993	FHLMC STACR Debt Notes, Series 2015-DNA1 (1 Month LIBOR USD + 1.85%)	3.94%	10/25/2027	693,837
479,290	FHLMC STACR Debt Notes, Series 2016-DNA1 (1 Month LIBOR USD + 2.90%)	4.99%	07/25/2028	491,742
463,916	FHMS, Series K-J13	2.06%	09/25/2021	458,667
343,937	FHMS, Series K-021	1.60%	01/25/2022	336,167
266,590	FHMS, Series K-J18	2.46%	03/25/2022	262,567
280,465	FHMS, Series K-J09	2.02%	04/25/2022	275,195
2,018,025	FHMS, Series K-721#†	0.45%	08/25/2022	24,035
2,583,016	FHMS, Series K-023#†	1.39%	08/25/2022	111,567
410,182	FHMS, Series K-J07	1.53%	09/25/2022	392,434
199,669	FHMS, Series K-J12	2.38%	04/25/2023	196,371
226,613	FHMS, Series K-J14	2.20%	11/25/2023	219,354
738,069	FHMS, Series K-J17	2.40%	10/25/2024	718,783
805,193	FHMS, Series K-055#†	1.50%	03/25/2026	69,615
1,345,665	FHMS, Series K-057#†	1.33%	07/25/2026	104,799
678,716	FHMS, Series K-058#†	1.06%	08/25/2026	42,916
1,394,675	FHMS, Series K-W03#†	0.99%	06/25/2027	79,179
1,243,097	FHMS, Series Q-004#	2.71%	01/25/2046	1,245,440
1,057	FNMA, Pool# 931676	5.50%	01/01/2019	1,058
4,520	FNMA, Pool# 774887	5.50%	05/01/2019	4,527
15,106	FNMA, Pool# 794149	5.50%	08/01/2019	15,201
19,527	FNMA, Pool# 255359	5.50%	09/01/2019	19,749
3,162	FNMA, Pool# 778775	5.50%	09/01/2019	3,178
13,957	FNMA, Pool# 785732	5.50%	11/01/2019	14,046
27,932	FNMA, Pool# 255645	4.00%	01/01/2020	28,681
7,320	FNMA, Pool# 826868	5.50%	08/01/2020	7,355
34,389	FNMA, Pool# 879409	5.50%	02/01/2021	35,135
16,843	FNMA, Pool# 745562	5.50%	04/01/2021	17,187
5,952	FNMA, Pool# 745525	5.50%	05/01/2021	6,101
31,598	FNMA, Pool# AD0230	5.50%	05/01/2021	32,321
6,497	FNMA, Pool# 936481	5.50%	07/01/2021	6,645
1,785	FNMA, Pool# 889849	5.50%	09/01/2021	1,797
7,737	FNMA, Pool# 888555	5.50%	09/01/2021	7,887

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 24.8% (Continued)
8,740	FNMA, Pool# 908560	5.50%	01/01/2022	8,902
6,113	FNMA, Pool# 889716	5.50%	10/01/2022	6,323
4,295	FNMA, Pool# 889198	5.50%	11/01/2022	4,384
51,058	FNMA, Pool# 911073	5.50%	12/01/2022	52,680
14,839	FNMA, Pool# 972932	5.50%	02/01/2023	15,254
394,781	FNMA, Pool# AB9392	2.50%	05/01/2023	393,276
75,097	FNMA, Pool# 975076	6.00%	09/01/2023	77,954
6,892	FNMA, Pool# 995217	5.50%	12/01/2023	7,148
15,661	FNMA, Pool# 930334	5.50%	01/01/2024	16,335
8,384	FNMA, Pool# AE0467	5.50%	03/01/2024	8,709
7,647	FNMA, Pool# AD0365	5.50%	09/01/2024	7,919
58,893	FNMA, Pool# AL1081	5.00%	07/01/2025	60,120
35,311	FNMA, Pool# AL0517	5.50%	08/01/2025	36,694
257,264	FNMA, Pool# 813714 (1 Year CMT Rate + 1.94%)	3.32%	01/01/2035	269,491
289,266	FNMA, Pool# 815323 (6 Month LIBOR USD + 1.54%)	3.73%	01/01/2035	299,544
90,927	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	3.73%	03/01/2037	95,098
278,497	FNMA, Pool# 915191 (12 Month LIBOR USD + 1.73%)	4.10%	04/01/2037	293,714
416,894	FNMA, Pool# AL6262 (1 Year CMT Rate + 2.38%)	3.72%	04/01/2038	434,789
265,145	FNMA, Pool# 965184 (12 Month LIBOR USD + 1.59%)	3.34%	09/01/2038	277,327
750,000	FNMA, Pool# BM4143	6.00%	07/01/2041	831,317
512,374	FNMA, Pool# AU6230	5.00%	09/01/2043	547,892
261,187	FNMA, Pool# 947512 (12 Month LIBOR USD + 1.75%)	3.50%	09/01/2047	273,103
20,712	FNMA CAS, Series 2013-C01 (1 Month LIBOR USD + 2.00%)	4.09%	10/25/2023	20,801
350,916	FNMA CAS, Series 2014-C02 (1 Month LIBOR USD + 0.95%)	3.04%	05/28/2024	351,938
77,022	FNMA CAS, Series 2016-C02 (1 Month LIBOR USD + 2.15%)	4.24%	09/25/2028	77,475
88,749	FNMA REMIC Trust, Series 2002-16	6.00%	04/25/2022	92,440
717,244	FNMA REMIC Trust, Series 2012-65	5.00%	07/25/2040	769,028
7,500,000	FNMA, 2.5%, Due TBA July	2.50%	07/15/2033	7,289,667
7,500,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2033	7,456,558
4,000,000	FNMA, 5.0%, Due TBA July	5.00%	07/15/2048	4,237,869
650,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.80%	11/25/2024	635,845
90,000	FREMF Mortgage Trust, Series 2011-K10#^	4.78%	11/25/2049	92,475
256,826	GNMA, Pool# 004527M	5.00%	09/20/2024	275,973
567,715	GNMA REMIC Trust, Series 2014-45 B1#†	0.75%	07/16/2054	26,568
498,368	GNMA REMIC Trust, Series 2014-135 I0#†	0.83%	01/16/2056	26,847
476,679	GNMA REMIC Trust, Series 2015-172 I0#†	0.90%	03/16/2057	30,052
646,343	GNMA REMIC Trust, Series 2016-40 I0#†	0.77%	07/16/2057	36,923
525,236	GNMA REMIC Trust, Series 2016-56 I0#†	0.97%	11/16/2057	37,482
639,667	GNMA REMIC Trust, Series 2016-98 I0#†	0.95%	05/16/2058	47,845
196,604	JPMCC, Series 2016-ASH A (1 Month LIBOR USD + 1.50%)^	3.57%	10/16/2034	196,818
385,000	MAD Mortgage Trust, Series 2017-330M B#^	3.48%	08/17/2034	376,930
275,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.07%	11/15/2034	274,920
175,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2034	175,063
Total Mortgage Backed Securities (Cost $35,001,685)				35,086,364

Municipal Bonds – 6.4%
500,000	District of Columbia#	5.70%	08/01/2038	474,880
1,500,000	District of Columbia#	5.73%	08/01/2038	1,424,640
750,000	Massachusetts Port Authority#	4.19%	01/01/2031	750,000
700,000	Mosaic District Community Development Authority	7.25%	03/01/2036	746,984
2,000,000	New York State Energy Research & Development Authority#	0.94%	12/01/2023	2,000,000
1,000,000	New York State Energy Research & Development Authority#	5.23%	07/01/2029	1,000,000
640,000	New York Transportation Development Corp.	5.00%	08/01/2026	675,802
225,000	North Texas Tollway Authority	8.91%	02/01/2030	244,840
500,000	Public Finance Authority^	5.00%	09/01/2030	523,700
385,000	Utah Charter School Finance Authority	5.80%	06/15/2038	385,674

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
June 30, 2018

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds – 6.4% (Continued)
550,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	547,298
255,000	Yamhill County Oregon Hospital Authority	3.50%	11/15/2020	253,246
Total Municipal Bonds (Cost $8,937,638)				9,027,064

Preferred Stocks – 0.5%
2,400	AGNC Investment Corp., Series B, 7.75%			61,608
2,076	AGNC Investment Corp., Series C, 7.00% (Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			53,976
24,630	Digital Realty Trust, Inc., Series J, 5.25%			588,657
Total Preferred Stocks (Cost $715,359)				704,241

Closed-End Funds – 0.3%
17,204	BlackRock MuniYield Michigan Quality Fund			225,545
9,600	Nuveen Massachusetts Quality Municipal Income Fund			119,414
3,184	Nuveen Michigan Quality Municipal Income Fund			40,309
Total Closed-End Funds (Cost $425,613)				385,268

Short-Term Investments – 2.3%

Money Market Funds – 2.3%
3,252,219	First American Treasury Obligations Fund – Class Z, 1.75%*			3,252,219
Total Short-Term Investments (Cost $3,252,219)				3,252,219
Total Investments – 113.5% (Cost $161,421,916)				160,429,460
Other Assets in Excess of Liabilities – (13.5)%				(19,065,863)
NET ASSETS – 100.0%				$141,363,597

#	Variable rate security. Rate disclosed is as of June 30, 2018.
ʭ	Step bond; the interest rate shown is the rate in effect as of June 30, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2018, the value of these securities amounted to $76,762,632 or 54.3% of net assets.

<	These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
†	Interest Only Security
*	Annualized seven-day yield as of June 30, 2018.

Futures Contracts – Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(165)	09/28/2018	$(18,676,339)	$(18,746,836)	$(70,497)
			$(18,676,339)	$(18,746,836)	$(70,497)

There is no variation margin due to or from the Fund as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

From inception  on August 7, 2017 to June 30, 2018, the Brown Advisory Sustainable Bond Fund – Investor Shares (the “Fund”) returned -1.27%, slightly behind the -1.05% return for the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process and a focus on ways to seek the mitigation of downside risk. The Fund augments fundamental credit analysis with ESG research and invests meaningfully in bonds that fund projects with compelling ESG profiles and positive environmental and social impact. Interest rate and sector weightings are set mainly by an analysis of the intermediate-term risk/reward, as opposed to any particular macro forecast.

To this end, our individual security selections were the main driver of performance. Our main spread sector allocations all outperformed the same sector in the benchmark including corporate bonds, mortgages, and taxable municipals. Somewhat offsetting this was allocation, as credit spreads were generally wider over this period, and fees.

Among our largest positive contributing individual selections were Land O’ Lakes, Morgan Stanley Green Bond, Bank of America Green Bond and Ball Corp.

The Fund puts equal weight on driving positive ESG impact and driving financial performance. At year-end, over 90% of the portfolio was invested in bonds with specifically identified impact, with the remainder in cash and U.S. Treasury securities for duration management. An example of a recent impact investment is a green bond issued by Alexandria Real Estate (“ARE”). ARE owns, operates and develops collaborative life science and technology campuses in the top urban innovation clusters. It has created sustainable and vibrant environments to support the development of breakthrough technologies and therapies to help cure disease, end hunger, and improve the way we live and work. Proceeds of the bond are funding its aggressive targets of 100% new ground-up developments with a minimum LEED Gold certification.

It is always hard to know when a cycle will turn. If the U.S. economy turns weaker a year from now, we will look back at the flattening yield curve and widening credit spreads as warning signs. However, both of these indicators have produced false signals many times in the past. We will seek to perform well whatever the macro economy does by buying bonds with attractive yields and focusing our analysis on downside risks.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Corporate Bonds & Notes	42.6%
Mortgage Backed Securities	19.4%
Municipal Bonds	17.8%
Foreign Government Bonds	10.3%
U.S. Treasury Securities	6.2%
Money Market Funds	2.7%
Asset Backed Securities	1.6%
Other Assets and Liabilities	(0.6)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg Barclays US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Since Inception
Cumulative Total Return	(8/7/17)
Investor Shares	-1.27%
Bloomberg Barclays US Aggregate Bond Index	-1.05%

Investor Shares
Gross Expense Ratio[1]	0.70%
Net Expense Ratio[1]	0.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes – 42.6%
515,000	Albemarle Corp.	4.15%	12/01/2024	520,769
530,000	Alexandria Real Estate Equities, Inc.	4.00%	01/15/2024	533,566
845,000	Allison Transmission, Inc.^	4.75%	10/01/2027	790,074
865,000	American Tower Corp.	3.13%	01/15/2027	774,475
525,000	Analog Devices, Inc.	3.90%	12/15/2025	520,936
520,000	AvalonBay Communities, Inc.	3.63%	10/01/2020	524,139
920,000	Ball Corp.	4.88%	03/15/2026	918,850
700,000	Bank of America Corp. (Fixed until 05/17/21, then 3 Month LIBOR USD + 0.63%)	3.50%	05/17/2022	700,044
680,000	Boston Properties L.P.	3.65%	02/01/2026	656,933
790,000	Children’s Hospital Corp.	4.12%	01/01/2047	818,420
560,000	Clorox Co.	3.10%	10/01/2027	527,764
540,000	Core & Main L.P.^	6.13%	08/15/2025	514,350
550,000	Delphi Technologies PLC^	5.00%	10/01/2025	525,938
515,000	Digital Realty Trust L.P.	3.95%	07/01/2022	520,722
880,000	Ecolab, Inc.	4.35%	12/08/2021	909,017
1,020,000	Equinix, Inc.	5.88%	01/15/2026	1,035,810
850,000	Hasbro, Inc.	3.50%	09/15/2027	787,818
530,000	JB Hunt Transport Services, Inc.	3.30%	08/15/2022	526,333
20,000	Kaiser Foundation Hospitals	3.15%	05/01/2027	19,176
770,000	Keysight Technologies, Inc.	4.55%	10/30/2024	780,299
685,000	Kroger Co.	3.70%	08/01/2027	652,629
745,000	Land O’ Lakes, Inc.^	7.25%	07/14/2027	813,913
545,000	MidAmerican Energy Co.	3.10%	05/01/2027	525,081
915,000	Morgan Stanley	2.20%	12/07/2018	913,809
1,015,000	Northwell Healthcare, Inc.	4.26%	11/01/2047	975,810
475,000	Northwestern University	3.81%	12/01/2050	476,245
255,000	Novelis Corp.^	6.25%	08/15/2024	255,638
535,000	Regency Centers L.P.	3.75%	06/15/2024	524,436
285,000	Staples, Inc.^	8.50%	09/15/2025	266,475
434,000	Tenneco, Inc.	5.00%	07/15/2026	388,647
830,000	Toronto-Dominion Bank	1.85%	09/11/2020	808,908
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	895,561
660,000	Verisk Analytics, Inc.	4.00%	06/15/2025	650,096
615,000	Weyerhaeuser Co.	7.38%	10/01/2019	646,426
820,000	William Marsh Rice University	3.57%	05/15/2045	804,358
685,000	Xylem, Inc.	3.25%	11/01/2026	645,104
Total Corporate Bonds & Notes (Cost $23,678,183)				23,148,569

Mortgage Backed Securities – 19.4%
597,718	FHMS, Series K-W03 X1#~	0.99%	06/25/2027	33,934
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	290,321
644,420	FHMS, Series K-W04 A (1 Month LIBOR USD + 0.24%)	2.24%	09/25/2028	645,149
998,667	FNMA, Pool# BJ4049	4.00%	05/01/2048	1,025,891
318,484	FNMA, Pool# AS3724	3.50%	11/01/2044	318,204
312,902	FNMA, Pool# AS5917	3.50%	10/01/2045	312,465
447,618	FNMA, Pool# AS6127	3.50%	11/01/2045	446,993
298,196	FNMA, Pool# AS8808	3.50%	02/01/2047	297,710
299,529	FNMA, Pool# BJ4051	4.50%	05/01/2048	315,639
199,778	FNMA, Pool# BJ4050	4.50%	05/01/2048	210,454
199,792	FNMA, Pool# BJ4052	4.50%	05/01/2048	210,538
199,802	FNMA, Pool# BK5105	5.50%	05/01/2048	216,632
200,000	FNMA, Pool# BJ4054	4.00%	06/01/2048	205,266
200,000	FNMA, Pool# BJ4057	4.50%	06/01/2048	210,446
324,276	FNMA, Pool# AS2826	4.00%	07/01/2044	331,827
300,000	FNMA REMIC Trust, Series 2017-M10 AV2#	2.65%	07/25/2024	290,870
80,000	FNMA REMIC Trust, Series 2017-M2 A2#	2.88%	02/25/2027	76,689
831,000	FNMA REMIC Trust, Series 2017-M13 A2#	3.04%	09/25/2027	800,781

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 19.4% (Continued)
865,000	FNMA REMIC Trust, Series 2017-M15#	3.06%	09/25/2027	839,793
1,491,510	FNMA REMIC Trust, Series 2018-M2#	2.90%	01/25/2028	1,470,687
1,600,000	FNMA REMIC Trust, Series 2018-M8#	3.33%	06/25/2028	1,589,510
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	2.77%	11/15/2034	199,878
100,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.07%	11/15/2034	99,971
100,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2034	100,036
Total Mortgage Backed Securities (Cost $10,617,643)				10,539,684

Municipal Bonds – 17.8%
300,000	Atlanta Development Authority	3.57%	12/01/2036	292,824
75,000	District of Columbia#	5.70%	08/01/2038	71,232
550,000	District of Columbia#	5.73%	08/01/2038	522,368
1,060,000	Grant County Washington Public Utility	5.63%	01/01/2027	1,229,111
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	96,468
30,000	Los Angeles California Community College District	6.60%	08/01/2042	42,035
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	428,142
40,000	Maryland Community Development Administration	3.24%	09/01/2048	39,518
110,000	Massachusetts, Commonwealth of	3.28%	06/01/2046	101,437
530,000	Miami-Dade County Florida Aviation	3.98%	10/01/2041	528,505
675,000	Miami-Dade County Florida Educational Facilities Authority	4.47%	04/01/2051	685,787
340,000	New York State Dormitory Authority	4.00%	07/01/2039	342,645
780,000	New York State Environmental Facilities Corp.	2.77%	07/15/2031	719,776
250,000	New York Transportation Development Corp.	5.00%	01/01/2036	279,643
100,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	101,686
475,000	Oregon State University	3.75%	04/01/2049	451,198
250,000	Pennsylvania Economic Development	3.20%	11/15/2027	240,118
1,100,000	Permanent University Fund – Texas A&M University System	3.66%	07/01/2047	1,043,855
20,000	San Diego California Redevelopment Agency Successor Agency	4.00%	09/01/2040	19,991
500,000	San Francisco, City & County of California Community Facilities	3.75%	09/01/2037	497,335
60,000	San Francisco, City & County of California Public Utilities Commission Water Revenue	3.55%	11/01/2031	58,287
480,000	Southern California Public Power Authority	4.31%	07/01/2029	496,810
355,000	University of California	2.99%	05/15/2026	340,505
850,000	University of Massachusetts Building Authority	5.45%	11/01/2040	1,020,621
25,000	University of North Texas	3.69%	04/15/2030	24,977
Total Municipal Bonds (Cost $9,763,196)				9,674,874

Foreign Government Bonds – 10.3%
1,030,000	Bank Nederlandse Gemeenten NV^	2.13%	12/14/2020	1,013,050
765,000	European Bank for Reconstruction & Development	0.88%	07/22/2019	751,954
705,000	European Investment Bank	2.38%	05/24/2027	669,465
1,050,000	Export Development Canada	1.25%	12/10/2018	1,044,575
1,085,000	International Finance Corp.	2.00%	10/24/2022	1,047,774
1,090,000	Kreditanstalt fuer Wiederaufbau	2.00%	09/29/2022	1,052,121
Total Foreign Government Bonds (Cost $5,659,479)				5,578,939

U.S. Treasury Securities – 6.2%
2,100,000	United States Treasury Note	0.88%	10/15/2018	2,093,298
290,000	United States Treasury Bond	4.38%	02/15/2038	353,551
1,015,000	United States Treasury Bond	2.50%	05/15/2046	922,342
Total U.S. Treasury Securities (Cost $3,340,097)				3,369,191

Asset Backed Securities – 1.6%
250,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	249,972
598,769	Tesla Auto Lease Trust, Series 2018-A^	2.32%	12/20/2019	596,896
Total Asset Backed Securities (Cost $848,728)				846,868
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Short-Term Investments – 2.7%

Money Market Funds – 2.7%
1,475,036	First American Treasury Obligations Fund – Class Z, 1.75%*	1,475,036
Total Short-Term Investments (Cost $1,475,036)		1,475,036
Total Investments – 100.6% (Cost $55,382,362)		54,633,161
Liabilities in Excess of Other Assets – (0.6)%		(341,676)
NET ASSETS – 100.0%		$54,291,485

#	Variable rate security. Rate disclosed is as of June 30, 2018.
*	Annualized seven-day yield as of June 30, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2018, the value of these securities amounted to $5,527,877 or 10.2% of net assets.

~	Interest Only Security

Futures Contracts – Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	7	09/19/2018	$989,658	$1,015,000	$25,342
U.S. Treasury Ultra Bond Futures	6	09/19/2018	926,982	957,375	30,393
			$1,916,640	$1,972,375	$55,735

Futures Contracts – Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Ultra Bond Futures	(35)	09/28/2018	$(4,422,684)	$(4,488,203)	$(65,519)
			$(4,422,684)	$(4,488,203)	$(65,519)

There is no variation margin due to or from the Fund as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Maryland Bond Fund (the “Fund”) increased 1.29% in value. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, increased 0.61%.

The Fund posted attractive relative performance for the year ended June 30, 2018 – a period where broad intermediate municipal yields moved higher. The Fund benefitted from a combination of our bottom-up credit and sector selection, as well as solid performance from our municipal floating-rate holdings once short-term municipal yields finally began to move higher.

Following a tumultuous period at the end of 2016, the municipal market began to find its footing in early 2017. However, policy uncertainty continued to hang like a cloud over the market as the year progressed.  In an attempt to dampen market volatility stemming from both the effects of U.S. federal tax reform and an active Fed tightening cycle, many investors sought refuge in the perceived safety of short-maturity bonds. This flight-to-quality bid in short-maturity municipal securities temporarily suppressed yields on those bonds to levels that we viewed as unsustainable given investable alternatives. While we never make investment decisions based on predicting interest rates, as a consequence of the poor risk/reward profile in two-to-five year fixed rate bonds, we favored floating-rate securities and ultra-short callable bond structures while maintaining the duration of the Fund.

These defensive positions benefitted the Fund as short- and intermediate-term municipal yields began to normalize to higher levels. After being imperiled by potential tax legislation for much of the year as negotiations continued, the tax exemptions most essential to the municipal bond market came away basically unscathed in the final tax bill. To be clear, we do not attempt to predict political policy outcomes or specific interest rate movements. Instead, we took notice of the high valuations (on a risk-adjusted basis) of short-term fixed rate bonds and sought other municipal structures that we believed offered a better risk/reward balance while remaining appropriate for the mandate.

Turning to credit, we again saw strong relative performance in many of our credit-sensitive revenue-backed sectors. Generic BBB and lower-rated revenue-backed municipals outperformed bonds with higher ratings for the period; but, our specific selection effect provided meaningful relative outperformance compared to the broad market.

We rotated out of many of our lower-rated holdings and added exposure to AA-rated essential service revenue bonds.  We saw the relative strength in lower-rated municipal credit as an opportunity to increase overall credit quality in the portfolio without, in our view, sacrificing much in opportunity cost. While we are not specifically concerned about weakening trends in municipal credit, our holistic approach to risk management seeks to protect against downside risk. In the current environment of continued spread compression, we are happy to trim credit exposure in favor of other lower-risk, high-quality structures, like municipal floating-rate bonds.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. We are benchmark-aware, but not benchmark-beholden. In the current environment, we believe our use of non-benchmark securities, like municipal floating-rate bonds, can offer a better return profile and more extensive diversification from the various risks of the market than the Index. We will seek to provide opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.  Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	68.3%
General Obligation Bonds	29.8%
Money Market Funds	0.7%
Other Assets and Liabilities	1.2%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	1.29%	1.94%	2.70%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	0.61%	2.31%	3.45%

			Investor Shares
Gross Expense Ratio[1]			0.49%
Net Expense Ratio[1]			0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.1%

General Obligation Bonds — 29.8%
2,225,000	Anne Arundel County Maryland	5.00%	04/01/2022	2,472,242
1,265,000	Anne Arundel County Maryland	5.00%	10/01/2026	1,488,905
3,000,000	Baltimore County Maryland	4.50%	09/01/2020	3,178,740
1,115,000	Baltimore County Maryland	5.00%	03/01/2026	1,321,019
1,360,000	Cecil County Maryland	4.00%	12/01/2021	1,453,419
1,390,000	Charles County Maryland	5.00%	11/01/2019	1,452,939
1,970,000	Charles County Maryland	5.00%	11/01/2021	2,170,684
1,145,000	Easton, Town of Maryland	4.00%	02/01/2020	1,187,273
1,145,000	Easton, Town of Maryland	4.00%	02/01/2021	1,208,158
1,085,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2020	1,140,823
1,000,000	Maryland State	5.00%	11/01/2019	1,045,690
1,255,000	Maryland State	5.00%	06/01/2023	1,428,993
3,145,000	Maryland State	5.00%	08/01/2023	3,591,842
1,945,000	Maryland State	5.00%	08/01/2023	2,173,985
2,400,000	Maryland State	5.00%	08/01/2024	2,786,232
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,738,000
1,000,000	Prince George’s County Maryland	5.00%	09/15/2019	1,041,330
3,320,000	Prince George’s County Maryland	5.00%	09/15/2026	3,645,559
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,314,400
1,270,000	Talbot County Maryland	5.00%	12/15/2019	1,332,192
1,940,000	Wicomico County Maryland	4.00%	11/01/2019	2,001,925
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,085,937
2,040,000	Wicomico County Maryland	4.00%	11/01/2021	2,178,149
2,225,000	Worcester County Maryland	5.00%	03/01/2023	2,515,296
				53,953,732
Revenue Bonds — 68.3%
3,480,000	Austin, Texas	7.88%	09/01/2026	3,761,462
1,000,000	Baltimore, Maryland	5.00%	07/01/2028	1,169,410
1,320,000	Baltimore, Maryland	5.00%	07/01/2028	1,552,360
520,000	Baltimore, Maryland	5.00%	06/15/2030	572,411
2,255,000	Baltimore, Maryland	5.00%	09/01/2031	2,580,780
1,000,000	Baltimore, Maryland	5.00%	07/01/2032	1,129,240
670,000	Baltimore, Maryland	5.00%	06/15/2033	732,203
1,150,000	Baltimore, Maryland	5.00%	09/01/2033	1,307,320
1,000,000	Denver County Colorado	5.00%	10/01/2032	1,076,710
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,661,491
1,900,000	Frederick County Maryland^	5.00%	09/01/2032	2,067,542
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,191,740
2,320,000	Frederick County Maryland Series B	5.50%	07/01/2040	2,429,643
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,143,660
1,000,000	Maryland Community Development Administration	3.25%	03/01/2036	1,008,770
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,025,369
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	754,516
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	435,880
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	929,602
2,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	2,473,949
1,400,000	Maryland Economic Development Corp.#	1.47%	02/15/2043	1,400,000
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,615,020
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,449,550
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,079,350
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,135,560
260,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	260,000
1,015,000	Maryland State Health & Higher Educational Facilities	4.00%	07/01/2019	1,038,731
515,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	560,315

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.1% (Continued)

Revenue Bonds — 68.3% (Continued)
485,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	527,083
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	565,835
465,000	Maryland State Health & Higher Educational Facilities	5.50%	07/01/2024	465,000
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	542,280
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,095,220
900,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	998,775
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,704,225
1,450,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,648,041
1,060,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,170,335
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	482,924
2,500,000	Maryland State Health & Higher Educational Facilities	5.25%	07/01/2026	2,807,975
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,792,047
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	4,051,215
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	105,070
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,238,503
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	315,036
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,181,055
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	279,188
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,393,425
235,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	242,828
15,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	15,383
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,174
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	479,570
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,608,454
1,350,000	Maryland State Health & Higher Educational Facilities#	1.49%	07/01/2041	1,350,000
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2044	1,335,912
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,657,608
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,098,840
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	5,277,657
7,000,000	Maryland State Transportation Authority	5.00%	07/01/2036	7,000,000
2,525,000	Maryland Water Quality Financing Administration	5.00%	03/01/2020	2,663,850
5,000,000	Massachusetts Port Authority #	4.19%	01/01/2031	5,000,000
1,370,000	Montgomery County Maryland Housing Opportunities Commission#	1.50%	01/01/2049	1,370,000
1,185,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,298,523
4,000,000	New York State Energy Research & Development Authority#	5.23%	07/01/2029	4,000,000
4,000,000	New York Transportation Development Corp.	5.00%	08/01/2026	4,223,760
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,129,760
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,169,640
1,005,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2023	1,105,339
400,000	St Mary’s College of Maryland	4.00%	09/01/2018	403,328
4,335,000	University System of Maryland	5.00%	04/01/2022	4,815,058
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,391,717
				123,743,217
Total Municipal Bonds (Cost $178,247,536)				177,696,949

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Short-Term Investments — 0.7%

Money Market Funds — 0.7%
1,354,987	First American Treasury Obligations Fund — Class Z, 1.75%*	1,354,987
Total Short-Term Investments (Cost $1,354,987)		1,354,987
Total Investments — 98.8% (Cost $179,602,523)		179,051,936
Other Assets in Excess of Liabilities — 1.2%		2,178,436
NET ASSETS — 100.0%		$181,230,372

#	Variable rate security. Rate disclosed is as of June 30, 2018.
*	Annualized seven-day yield as of June 30, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2018, the value of these securities amounted to $6,650,999 or 3.7% of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Tax Exempt Bond Fund (the “Fund”) increased 2.78% in value. During the same period, the Fund’s benchmark, the Bloomberg Barclays 1-10 Year Blended Municipal Blend Index (the “Index”), increased 0.61%.

The Fund posted attractive relative performance for the year ended June 30, 2018 – a period where broad intermediate-term municipal yields moved higher. The Fund benefitted from a combination of our bottom-up credit and sector selection, as well as solid performance from our municipal floating-rate holdings once short-term municipal yields began moving higher.

Following a tumultuous period at the end of 2016, the municipal market began finding its footing in early 2017. However, policy uncertainty hung like a cloud over the market as the year progressed.  In an attempt to dampen market volatility stemming from both the effects of U.S. federal tax reform and an active Fed tightening cycle, many investors sought refuge in the perceived safety of short-maturity bonds. This flight-to-quality bid in short-maturity municipal securities temporarily suppressed yields on those bonds to levels that we viewed as unsustainable given investable alternatives. While we generally avoid making investment decisions based on predicting interest rates, as a consequence of the poor risk/reward profile in two-to-five year fixed rate bonds, we favored floating-rate securities and ultra-short callable bond structures while maintaining the duration of the Fund.

These defensive positions benefitted the Fund as short- and intermediate-term municipal yields began to normalize to higher levels. After being imperiled by potential tax legislation for much of the year as negotiations continued, the tax exemptions most essential to the municipal bond market came away basically unscathed in the final bill. To be clear, we do not attempt to predict political policy outcomes or specific interest rate movements. Instead, we took notice of the high valuations (on a risk-adjusted basis) of short-term fixed rate bonds and sought other municipal structures that we believed offered a better risk/reward balance while remaining appropriate for the mandate.

Turning to credit, we again saw strong relative performance in many of our credit-sensitive revenue-backed sectors. Generic BBB and lower-rated revenue-backed municipals outperformed bonds with higher ratings for the period; but, our specific selection effect provided meaningful relative outperformance compared to the broad market.

We rotated out of many of our lower-rated holdings and added exposure to AA-rated essential service revenue bonds. We saw the relative strength in lower-rated municipal credit as an opportunity to increase overall credit quality in the portfolio without sacrificing much in opportunity cost. While we are not specifically concerned about weakening trends in municipal credit, our holistic approach to risk management seeks to protect against downside risk. In the current environment of continued spread compression, we are happy to trim credit exposure in favor of other high-quality structures that we believe have lower risk, such as municipal floating-rate bonds.

Finding the right balance of risk and reward at this point in the market cycle requires a disciplined process, an open mind and discerning analysis. We are benchmark-aware, but not benchmark-beholden. In the current environment, we believe that our use of outside-of-benchmark securities, like municipal floating-rate bonds, can offer a better return profile and more extensive diversification from the various risks of the market than the Index. We will seek to provide opportunities for both principal stability and upside potential in a wide variety of economic scenarios.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
June 30, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Revenue Bonds	83.6%
General Obligation Bonds	12.3%
Money Market Funds	2.6%
Other Assets and Liabilities	1.5%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg Barclays 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return	One Year	Five Year	(6/29/12)
Investor Shares	2.78%	2.60%	2.17%
Bloomberg Barclays 1-10 Year Blended Municipal Bond Index	0.61%	2.31%	1.98%

			Investor Shares
Gross Expense Ratio[1]			0.49%
Net Expense Ratio[1]			0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.9%

General Obligation Bonds — 12.3%
2,350,000	Baltimore County Maryland	4.00%	03/01/2034	2,527,354
1,320,000	Connecticut, State of	5.00%	10/15/2022	1,453,201
1,750,000	Connecticut, State of	4.00%	06/15/2036	1,774,395
1,700,000	Connecticut, State of	4.00%	06/15/2037	1,722,287
1,025,000	District of Columbia	5.00%	06/01/2029	1,183,885
6,000,000	District of Columbia	4.00%	06/01/2034	6,340,860
2,210,000	Florida, State of	4.00%	06/01/2031	2,401,452
305,000	Grundy & Will Counties Illinois Community Unit School District	5.88%	08/01/2028	306,058
1,020,000	Honolulu, City & County of Hawaii	5.00%	10/01/2029	1,182,843
2,500,000	Illinois, State of	5.00%	04/01/2022	2,504,125
3,535,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	2.15%	05/01/2037	3,411,416
2,130,000	Pennsylvania, Commonwealth of	5.00%	01/15/2028	2,446,880
2,205,000	Pennsylvania, Commonwealth of	5.00%	02/01/2028	2,505,078
1,365,000	Rosemont, Village of Illinois	5.00%	12/01/2025	1,530,711
3,700,000	Roseville Independent School District	5.00%	02/01/2030	4,289,299
6,000,000	Texas, State of	5.00%	08/01/2031	6,015,240
5,000,000	Washington, State of	5.00%	02/01/2033	5,679,050
3,340,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,550,787
3,060,000	West Contra Costa California Unified School District	4.00%	08/01/2038	3,253,117
				54,078,038
Revenue Bonds — 83.6%
550,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2019	552,365
565,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2020	567,187
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,376,068
1,125,000	Arlington Texas Higher Education Finance Corp.	5.00%	02/15/2025	1,293,289
1,500,000	Arlington, Texas	5.00%	02/15/2037	1,729,995
4,500,000	Austin, Texas	7.88%	09/01/2026	4,863,960
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,301,363
2,615,000	Chattanooga Tennessee Health Educational & Housing Facility Board	5.25%	01/01/2040	2,799,305
3,000,000	Chicago Illinois Midway International Airport	5.00%	01/01/2028	3,335,580
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,120,000
1,300,000	Colorado Health Facilities Authority	5.00%	12/01/2027	1,413,373
1,300,000	Colorado Health Facilities Authority	5.25%	02/01/2031	1,371,669
1,500,000	Colorado Health Facilities Authority	5.00%	12/01/2035	1,629,345
5,000,000	Commonwealth Financing Authority	5.00%	06/01/2025	5,676,650
2,855,000	Connecticut Special Tax Revenue	5.00%	01/01/2024	3,151,520
2,000,000	Connecticut Special Tax Revenue	5.00%	01/01/2028	2,183,720
1,000,000	Connecticut Special Tax Revenue	5.00%	10/01/2029	1,096,850
2,095,000	Connecticut Special Tax Revenue	5.00%	08/01/2031	2,319,500
4,390,000	Cumberland County Pennsylvania Municipal Authority	4.00%	01/01/2033	4,424,988
1,100,000	Denver Colorado Convention Center Hotel Authority	5.00%	12/01/2028	1,250,183
9,000,000	Detroit Michigan Sewage Disposal System (3 Month LIBOR USD + 0.60%)	2.15%	07/01/2032	8,608,050
2,425,000	District of Columbia#	5.73%	08/01/2038	2,303,168
5,075,000	District of Columbia#	5.70%	08/01/2038	4,820,032
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	1,896,061
1,000,000	Fairfax County Virginia Economic Development Authority	5.00%	10/01/2029	1,184,320
500,000	Florida Municipal Power Agency	5.25%	10/01/2023	504,755
1,000,000	Hamilton County Ohio Convention Facilities Authority	5.00%	12/01/2033	1,097,090
1,000,000	Harris County Texas Cultural Education Facilities Finance Corp.	5.00%	12/01/2035	1,098,950
1,000,000	Harris County-Houston Texas Sports Authority	5.00%	11/15/2028	1,126,200
10,000,000	Harris County Texas (3 Month LIBOR USD + 0.67%)	2.24%	08/15/2035	9,342,300
4,925,000	Hawaii Department of Budget & Finance, State of	6.50%	07/01/2039	5,138,154
10,000,000	Health & Educational Facilities Authority of the State of Missouri#	3.08%	06/01/2031	10,000,000
12,375,000	Health & Educational Facilities Authority of the State of Missouri#	3.08%	06/01/2031	12,375,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.9% (Continued)

Revenue Bonds — 83.6% (Continued)

1,500,000	Henrico County Virginia Economic Development Authority#	3.50%	08/23/2027	1,500,000
2,050,000	Houston Texas Airport System#	3.80%	07/01/2030	2,050,000
6,645,000	Houston Texas Combined Utility System	5.00%	11/15/2035	7,632,314
6,070,000	Imperial California Irrigation District Electric System	4.00%	11/01/2037	6,423,517
1,000,000	Indiana Finance Authority	5.00%	09/15/2025	1,096,920
1,750,000	Indiana Finance Authority	5.00%	09/15/2028	1,903,213
1,250,000	Kentucky Economic Development Finance Authority	5.00%	05/01/2024	1,275,400
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,215,490
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,588,279
1,000,000	Long Island Power Authority	5.00%	09/01/2030	1,167,850
2,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	2,016,520
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,108,170
985,000	Lower Colorado River Texas Authority	5.50%	05/15/2036	1,017,131
5,030,000	Maryland Health & Higher Educational Facilities Authority	5.50%	01/01/2036	5,751,805
7,400,000	Massachusetts Health & Educational Facilities Authority#	3.95%	07/01/2023	7,400,000
150,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	150,416
1,160,000	Massachusetts Health & Educational Facilities Authority	6.25%	11/15/2032	1,206,934
1,425,000	Massachusetts Municipal Wholesale Electric Co.#	3.40%	07/01/2018	1,425,000
1,800,000	Massachusetts Municipal Wholesale Electric Co.#	3.36%	07/01/2019	1,800,000
9,525,000	Massachusetts Port Authority#	4.19%	01/01/2031	9,525,000
2,140,000	Metropolitan Transportation Authority	6.50%	11/15/2028	2,178,520
1,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,024,940
6,135,000	Miami-Dade County Florida Water & Sewer System Revenue	4.00%	10/01/2035	6,509,726
3,565,000	Montgomery County Ohio	5.00%	05/01/2039	3,625,962
1,600,000	Mountain House California Public Financing Authority	5.00%	12/01/2027	1,604,240
2,565,000	Mountain House California Public Financing Authority	5.00%	12/01/2032	2,570,976
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	04/01/2029	1,084,980
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	1,164,002
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	1,883,525
1,250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,357,613
1,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,095,800
5,010,000	New York City Industrial Development Agency#	2.80%	10/01/2029	5,010,000
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,404,854
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,040,500
1,000,000	New York City Transitional Finance Authority	5.00%	08/01/2033	1,138,970
10,000,000	New York State Energy Research & Development Authority#	0.94%	12/01/2023	10,000,000
700,000	New York State Energy Research & Development Authority#	5.26%	12/01/2025	700,000
430,000	New York State Energy Research & Development Authority#	5.25%	12/01/2025	430,000
150,000	New York State Energy Research & Development Authority#	5.18%	12/01/2026	150,000
9,000,000	New York State Energy Research & Development Authority#	5.23%	07/01/2029	9,000,000
5,900,000	New York State Energy Research & Development Authority#	2.73%	05/01/2032	5,900,000
2,250,000	New York State Energy Research & Development Authority#	2.69%	05/01/2034	2,250,000
5,950,000	New York State Energy Research & Development Authority#	2.71%	05/01/2034	5,950,000
550,000	New York State Energy Research & Development Authority#	2.56%	10/01/2036	550,000
500,000	New York State Energy Research & Development Authority#	2.58%	10/01/2036	500,000
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,593,970
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	2,003,813
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,169,640
1,000,000	North Texas Tollway Authority	5.00%	01/01/2030	1,143,440
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,676,754
1,000,000	North Texas Tollway Authority	5.00%	01/01/2038	1,090,980
5,000,000	North Texas Tollway Authority	5.25%	01/01/2044	5,079,800
5,950,000	Ohio Air Quality Development Authority^	3.75%	01/15/2028	6,050,317
8,500,000	Orange County Florida Health Facilities Authority	5.00%	01/01/2039	8,629,455
3,790,000	Oregon State Facilities Authority	5.00%	10/01/2031	4,263,219

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
June 30, 2018

Par Value/
Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.9% (Continued)

Revenue Bonds — 83.6% (Continued)
1,250,000	Palm Beach County Florida Health Facilities Authority	5.00%	12/01/2031	1,363,550
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2034	1,127,040
1,535,000	Pennsylvania Economic Development Financing Authority	5.00%	11/01/2027	1,663,863
1,000,000	Pennsylvania Turnpike Commission	5.00%	12/01/2034	1,132,220
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	6,540,878
10,000,000	Pinellas County Florida Health Facilities Authority#	2.97%	11/15/2023	10,000,000
1,000,000	Port of Seattle Washington	5.00%	02/01/2030	1,147,050
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,232,511
1,420,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	1,543,781
1,500,000	Public Finance Authority	2.63%	11/01/2025	1,453,575
1,500,000	Public Finance Authority^	5.00%	09/01/2030	1,571,100
4,410,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	4,500,449
1,000,000	School Board of Miami-Dade County Florida	5.00%	08/01/2023	1,002,800
1,400,000	Springfield, City of Illinois Electric	5.00%	03/01/2026	1,580,488
1,000,000	St. Louis County Missouri Industrial Development Authority	5.00%	11/15/2041	1,035,440
6,800,000	Syracuse New York Industrial Development Agency#	2.91%	12/01/2029	6,800,000
1,125,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2021	1,216,373
1,185,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2022	1,300,620
8,000,000	Texas Water Development Board	4.00%	10/15/2035	8,477,200
1,115,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,197,298
2,405,000	University of Connecticut	5.00%	03/15/2029	2,682,609
5,000,000	University of Houston	5.00%	02/15/2027	5,831,750
2,600,000	University of Houston	5.00%	02/15/2028	3,020,784
5,755,000	Virginia Public Building Authority	4.00%	08/01/2036	6,108,012
4,000,000	Virginia Small Business Financing Authority	5.00%	07/01/2034	4,252,600
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	1,034,060
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,865,064
1,505,000	Washoe County Nevada	5.00%	02/01/2043	1,530,615
970,000	Wayne County Michigan Airport Authority	5.75%	12/01/2024	986,451
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,759,311
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,898,104
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	679,978
1,010,000	Yamhill County Oregon Hospital Authority	4.00%	11/15/2026	1,041,593
480,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2031	521,832
460,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2036	495,457
1,085,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2046	1,161,037
				367,786,438
Total Municipal Bonds (Cost $422,062,638)				421,864,476

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
11,334,014	First American Treasury Obligations Fund — Class Z, 1.75%*			11,334,014
Total Short-Term Investments (Cost $11,334,014)				11,334,014
Total Investments — 98.5% (Cost $433,396,652)				433,198,490
Other Assets in Excess of Liabilities — 1.5%				6,707,540
NET ASSETS — 100.0%				$439,906,030

#	Variable rate security. Rate disclosed is as of June 30, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2018 the value of these securities amounted to $11,520,541 or 2.6% of net assets.

*	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory Mortgage Securities Fund – Investor Shares (the “Fund”) gained 0.21%, in line with the 0.15% return for the Fund’s primary benchmark, the Bloomberg Barclays Mortgage Backed Securities Index.

The Fund seeks to generate performance through current income generation from high-quality mortgage-related securities. The mortgage sector in particular is highly sensitive to forward-looking interest rate volatility and assumptions around borrower refinancing behavior; detailed individual security selection with a keen focus on downside risk across all interest rate environments supports our disciplined process.

To this end, our individual security selections were the main driver of performance, allowing the Fund to perform in line with the benchmark while maintaining a more defensive stance with respect to rate volatility. Our allocation to out-of-benchmark securities contributed to the majority of the Fund’s total return.

Sector weightings to securities with credit sensitivity helped performance through the year as they outperformed mortgage-backed securities implicitly backed by the United States government. During the year, spreads in these products moved tighter through January, but then saw a period of widening, ending in-line or slightly better for the entire year.

As interest rates moved higher over the period, our allocation to low duration asset-backed securities and floating-rate securitized products were among the Fund’s best performers. The Fund’s duration was roughly neutral during the entire period, leaving little relative effect from the direction of rates. However, the Fund was also positioned for longer-term rates to rise less than shorter-term rates, which did come to fruition.

It is always hard to know when a cycle will turn. If the U.S. economy is turning weaker a year from now, we will look back at the flattening yield curve and widening credit spreads as warning signs. However both of these indicators have produced false signals many times in the past. We will seek to perform well whatever the macro economy does by buying bonds with attractive yields and focusing our analysis on downside risks.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Mortgage Backed Securities	100.3%
Asset Backed Securities	18.1%
Municipal Bonds	5.4%
Money Market Funds	2.1%
U.S. Treasury Bills	0.4%
Preferred Stocks	0.2%
Other Assets and Liabilities	(26.5)%
100.0%

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Bloomberg Barclays Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Barclays US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return	One Year	(12/26/13)
Institutional Shares[1]	0.16%	2.06%
Investor Shares	0.21%	2.01%
Bloomberg Barclays Mortgage Backed Securities Index	0.15%	2.41%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.47%	0.52%
Net Expense Ratio[2]	0.47%	0.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Performance information for the Institutional Shares, prior to commencement of operations on May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 100.3%
1,200,000	BBCMS Mortgage Trust, Series 2018-TALL C (1 Month LIBOR USD + 1.12%)^	3.19%	03/16/2037	1,200,412
34,156	FHLMC PC, Pool# M3-0034	4.00%	12/01/2020	34,322
52,271	FHLMC PC, Pool# G8-0074	7.75%	12/17/2021	53,280
115,505	FHLMC PC, Pool# Z6-0016	5.50%	04/01/2023	123,562
3,740,717	FHLMC PC, Pool# G1-6375	6.00%	01/01/2024	3,903,441
3,879,806	FHLMC PC, Pool# G1-6444	5.50%	12/01/2024	4,014,507
2,135,808	FHLMC PC, Pool# G1-6443	5.00%	06/01/2026	2,221,652
1,860,348	FHLMC PC, Pool# G1-6442	4.50%	09/01/2026	1,923,780
26,402	FHLMC PC, Pool# G8-0294	6.20%	10/20/2027	27,642
57,935	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	57,876
1,005,411	FHLMC PC, Pool# J3-2643	3.50%	09/01/2030	1,019,116
68,587	FHLMC PC, Pool# N5-0056	6.50%	02/01/2031	72,680
346,776	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	362,367
17,838	FHLMC PC, Pool# G8-0285	9.00%	04/17/2031	19,563
68,098	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	75,823
37,415	FHLMC PC, Pool# P0-0023	6.50%	11/01/2032	39,710
270,022	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	281,568
137,877	FHLMC PC, Pool# 1B-0889 (12 Month LIBOR USD + 1.59%)	3.95%	05/01/2033	144,441
207,962	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	227,883
409,902	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	428,321
73,115	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	4.17%	05/01/2035	76,997
250,122	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	264,677
106,034	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	113,321
1,373,429	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	1,385,918
1,039,529	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,072,638
173,194	FHLMC PC, Pool# A3-9555	5.50%	11/01/2035	189,794
46,154	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	4.10%	03/01/2036	48,648
53,795	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	3.29%	10/01/2036	56,511
112,141	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	119,504
203,470	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	3.51%	02/01/2037	211,840
213,057	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	227,144
235,220	FHLMC PC, Pool# B3-1917	5.10%	04/01/2037	249,010
125,702	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	133,913
32,506	FHLMC PC, Pool# A5-9109	7.50%	04/01/2037	36,364
245,526	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	259,952
85,135	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	90,160
185,641	FHLMC PC, Pool# A6-7884	5.38%	05/01/2037	197,829
122,624	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	4.61%	06/01/2037	129,340
180,238	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	190,754
101,915	FHLMC PC, Pool# B3-2032	5.10%	07/01/2037	107,804
101,889	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	107,862
58,629	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	62,485
80,155	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	84,858
241,597	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	255,650
55,184	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	3.53%	10/01/2037	57,665
281,310	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	299,822
89,630	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	94,863
153,312	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	163,436
372,958	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	393,404
120,778	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	127,841
187,668	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	200,403
102,788	FHLMC PC, Pool# A8-9112	4.50%	10/01/2039	107,075
205,030	FHLMC PC, Pool# G0-7053	5.00%	10/01/2039	220,836
972,943	FHLMC PC, Pool# G6-1330	6.00%	07/01/2040	1,072,144
651,804	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	669,554
579,362	FHLMC PC, Pool# Q2-6108	5.00%	05/01/2044	613,247

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 100.3% (Continued)
780,142	FHLMC PC, Pool# Q4-6965	4.50%	03/01/2047	818,384
1,048,391	FHLMC PC, Pool# Q5-2011	4.00%	11/01/2047	1,072,634
4,666,748	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	181,187
17,115	FHLMC REMIC, Series 2516	5.50%	10/15/2022	17,812
35,148	FHLMC REMIC, Series 3925	4.00%	11/15/2022	35,102
3,995,787	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	179,224
74,353	FHLMC REMIC, Series 3571	4.00%	09/15/2024	75,667
64,803	FHLMC REMIC, Series 1843	7.00%	04/15/2026	69,634
1,326,508	FHLMC REMIC, Series 4092~	3.00%	09/15/2031	137,527
205,317	FHLMC REMIC, Series 2517	5.50%	10/15/2032	211,583
507,531	FHLMC REMIC, Series 2890	5.00%	11/15/2034	539,571
622,747	FHLMC REMIC, Series 2986	5.00%	06/15/2035	662,485
273,065	FHLMC REMIC, Series 3294	5.50%	03/15/2037	294,443
1,890,832	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	230,668
1,912,067	FHLMC REMIC, Series 4015~	4.00%	11/15/2039	234,555
210,609	FHLMC REMIC, Series 3878	3.00%	04/15/2041	207,659
1,273,500	FHLMC REMIC, Series 4126~	3.50%	05/15/2041	157,621
4,302,090	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	822,723
1,450,000	FHLMC SCRTT, Series 2016-1 M1#^	3.00%	09/25/2055	1,418,084
1,025,863	FHLMC SCRTT, Series 2017-1 Haʭ	2.50%	01/25/2056	1,001,892
1,000,000	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	978,750
1,834,901	FHLMC SCRTT, Series 2017-2 Haʭ	2.25%	08/25/2056	1,781,885
555,989	FHLMC WLST, Series 2017-SC02	3.50%	05/25/2047	556,083
1,570,178	FHMS, Series K-J13	2.06%	09/25/2021	1,552,413
1,599,542	FHMS, Series K-J18	2.46%	03/25/2022	1,575,401
841,394	FHMS, Series K-J09	2.02%	04/25/2022	825,586
16,104,827	FHMS, Series K-721#~	0.45%	08/25/2022	191,808
1,472,748	FHMS, Series K-J07	1.53%	09/25/2022	1,409,024
431,285	FHMS, Series K-J12	2.38%	04/25/2023	424,161
3,072,877	FHMS, Series K-J14	2.20%	11/25/2023	2,974,443
6,110,000	FHMS, Series K-725	3.00%	01/25/2024	6,077,507
4,915,000	FHMS, Series K-726	2.91%	04/25/2024	4,856,426
1,955,000	FHMS, Series K-728#	3.06%	08/25/2024	1,946,111
2,380,000	FHMS, Series K-040	3.24%	09/25/2024	2,394,732
2,214,208	FHMS, Series K-J17	2.40%	10/25/2024	2,156,349
3,000,000	FHMS, Series K-729	3.14%	10/25/2024	2,994,540
7,104,647	FHMS, Series K-055#~	1.50%	03/25/2026	614,250
6,728,324	FHMS, Series K-057#~	1.33%	07/25/2026	523,994
5,429,731	FHMS, Series K-058#~	1.06%	08/25/2026	343,329
4,404,185	FHMS, Series K-W03#~	0.99%	06/25/2027	250,036
4,119,978	FHMS, Series Q-004#	2.71%	01/25/2046	4,127,745
13,313	FNMA, Pool# 932309	5.00%	06/01/2019	13,285
48,396	FNMA, Pool# 773482	4.50%	08/01/2019	48,621
4,219	FNMA, Pool# 803941 (12 Month LIBOR USD + 1.81%)	3.56%	11/01/2019	4,229
62,767	FNMA, Pool# 922791	6.50%	12/01/2021	63,627
38,291	FNMA, Pool# 965546	5.50%	01/01/2023	39,204
1,086,498	FNMA, Pool# 995185	5.00%	12/01/2023	1,130,605
201,446	FNMA, Pool# AL7409	6.00%	02/01/2024	210,205
354,742	FNMA, Pool# 930741	4.50%	03/01/2024	364,121
15,668	FNMA, Pool# 934900	5.50%	07/01/2024	15,827
6,957,923	FNMA, Pool# BM3006	6.00%	11/01/2024	7,257,985
117,786	FNMA, Pool# AL1081	5.00%	07/01/2025	120,240
65,200	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.87%	10/01/2025	65,048
131,890	FNMA, Pool# 356232	6.50%	01/01/2026	145,459
82,999	FNMA, Pool# 890591	4.50%	03/01/2026	85,583
215,152	FNMA, Pool# AI1806	4.50%	04/01/2026	222,481

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 100.3% (Continued)
50,507	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	3.65%	05/01/2026	50,944
534,090	FNMA, Pool# AL8215	5.00%	06/01/2026	555,833
4,237,627	FNMA, Pool# BM3352	2.55%	12/01/2026	4,005,991
74,025	FNMA, Pool# 356329 (1 Year CMT Rate + 2.64%)	4.01%	01/01/2027	75,217
178,371	FNMA, Pool# AL9746	4.50%	01/01/2027	184,373
4,779,365	FNMA, Pool# BM1809	4.50%	01/01/2027	4,940,566
834,803	FNMA, Pool# AN4845	3.45%	03/01/2027	837,182
1,031,227	FNMA, Pool# AN4848	3.45%	03/01/2027	1,029,911
49,883	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	3.98%	04/01/2027	50,748
53,299	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	3.56%	11/01/2027	54,045
901,755	FNMA, Pool# 957502	3.98%	07/01/2029	917,323
53,210	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	3.35%	11/01/2029	53,812
1,405,437	FNMA, Pool# AM8082	2.92%	02/01/2030	1,346,655
45,148	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	3.52%	09/01/2030	45,967
59,551	FNMA, Pool# 573097 (1 Year CMT Rate + 2.21%)	3.46%	02/01/2031	60,088
44,573	FNMA, Pool# 590852 (1 Year CMT Rate + 2.11%)	3.24%	07/01/2031	44,954
68,022	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	3.68%	08/01/2031	70,277
43,330	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	3.67%	09/01/2031	43,560
26,079	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	4.15%	03/01/2032	26,560
34,894	FNMA, Pool# 628837	6.50%	03/01/2032	38,493
45,660	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	4.15%	04/01/2032	47,218
46,027	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	3.43%	09/01/2032	46,805
56,524	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	3.14%	11/01/2032	56,786
60,709	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	4.20%	03/01/2033	60,940
130,622	FNMA, Pool# 687887	5.50%	03/01/2033	144,540
38,619	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.52%)	4.00%	07/01/2033	39,841
45,550	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	3.46%	11/01/2033	48,246
49,088	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	3.77%	11/01/2033	49,648
31,169	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	3.53%	12/01/2033	32,271
31,770	FNMA, Pool# 754767	6.50%	12/01/2033	35,028
426,902	FNMA, Pool# 725599	5.50%	01/01/2034	473,526
74,043	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.40%	02/01/2034	76,412
218,966	FNMA, Pool# 725205	5.00%	03/01/2034	235,046
182,958	FNMA, Pool# 774969 (1 Year CMT Rate + 2.20%)	4.08%	04/01/2034	188,965
132,647	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	3.34%	07/01/2034	135,371
32,659	FNMA, Pool# 789060 (12 Month LIBOR USD + 1.75%)	3.50%	07/01/2034	34,285
531,846	FNMA, Pool# AM7615	3.63%	12/01/2034	535,620
107,310	FNMA, Pool# 995316	5.00%	12/01/2034	114,982
17,378	FNMA, Pool# 796283	5.50%	12/01/2034	18,689
129,232	FNMA, Pool# 735230	5.50%	02/01/2035	140,796
47,377	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	3.50%	03/01/2035	49,482
211,874	FNMA, Pool# AD0250	5.50%	04/01/2035	230,169
101,062	FNMA, Pool# 889829	5.00%	07/01/2035	108,430
51,778	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	3.65%	08/01/2035	54,458
150,878	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	3.17%	09/01/2035	158,971
80,883	FNMA, Pool# 836335 (1 Year CMT Rate + 2.23%)	3.48%	10/01/2035	81,071
113,195	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.74%)	3.49%	10/01/2035	113,204
149,570	FNMA, Pool# 842006	4.25%	10/01/2035	154,203
61,474	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	4.19%	11/01/2035	65,011
291,686	FNMA, Pool# 850232	4.25%	12/01/2035	300,838
8,452	FNMA, Pool# 848817	5.00%	01/01/2036	8,996
33,955	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.58%)	3.54%	03/01/2036	34,894
74,293	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	4.58%	03/01/2036	80,082
78,049	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.77%)	4.02%	04/01/2036	82,163
50,453	FNMA, Pool# 745626 (1 Year CMT Rate + 2.10%)	3.70%	05/01/2036	52,306
71,562	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	3.91%	05/01/2036	74,134

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 100.3% (Continued)
42,405	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.71%)	4.42%	06/01/2036	44,556
35,214	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.77%)	3.65%	07/01/2036	37,020
550,018	FNMA, Pool# 896838	5.45%	07/01/2036	583,319
133,905	FNMA, Pool# AD0766	7.00%	08/01/2036	153,494
196,076	FNMA, Pool# 745818	6.50%	09/01/2036	216,342
175,353	FNMA, Pool# 894270 (1 Year CMT Rate + 2.50%)	3.75%	10/01/2036	176,304
30,016	FNMA, Pool# 905193 (12 Month LIBOR USD + 1.99%)	3.74%	11/01/2036	30,783
87,227	FNMA, Pool# 902770	5.38%	11/01/2036	93,267
114,862	FNMA, Pool# 745959	5.50%	11/01/2036	124,569
93,322	FNMA, Pool# 906289	5.38%	12/01/2036	99,719
129,837	FNMA, Pool# 940309 (12 Month LIBOR USD + 1.50%)	3.25%	01/01/2037	132,199
47,641	FNMA, Pool# 910181 (12 Month LIBOR USD + 1.71%)	3.73%	03/01/2037	49,826
49,820	FNMA, Pool# 888445 (12 Month LIBOR USD + 1.57%)	3.48%	04/01/2037	52,815
71,920	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	4.26%	05/01/2037	75,115
144,226	FNMA, Pool# 888418	5.50%	05/01/2037	159,719
96,889	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.09%)	2.98%	08/01/2037	98,766
166,974	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	3.50%	08/01/2037	166,277
65,100	FNMA, Pool# 953988	5.38%	08/01/2037	66,543
155,741	FNMA, Pool# 995024	5.50%	08/01/2037	169,116
70,034	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	3.84%	09/01/2037	74,245
65,113	FNMA, Pool# 946403 (1 Year CMT Rate + 2.32%)	4.44%	09/01/2037	65,199
242,071	FNMA, Pool# 955233	6.50%	12/01/2037	267,046
912,263	FNMA, Pool# AD0555	5.50%	02/01/2038	991,774
119,679	FNMA, Pool# 962656 (12 Month LIBOR USD + 1.25%)	3.41%	04/01/2038	122,657
34,110	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	4.34%	05/01/2038	36,045
202,643	FNMA, Pool# AL1543	5.50%	12/01/2038	220,522
142,484	FNMA, Pool# 930507	6.50%	02/01/2039	156,594
3,659,215	FNMA, Pool# AS2249	4.00%	04/01/2039	3,759,924
12,356	FNMA, Pool# AI1170	5.00%	04/01/2041	13,259
5,458,216	FNMA, Pool# BM3797	6.00%	07/01/2041	5,996,123
3,500,000	FNMA, Pool# BM4143	6.00%	07/01/2041	3,879,479
315,209	FNMA, Pool# AL2903	5.50%	09/01/2041	349,574
382,556	FNMA, Pool# MA1065	4.00%	05/01/2042	393,094
11,583	FNMA, Pool# AR1150	3.00%	01/01/2043	11,326
935,586	FNMA, Pool# BC1738	4.50%	09/01/2043	980,258
1,708,784	FNMA, Pool# AU6230	5.00%	09/01/2043	1,827,237
780,721	FNMA, Pool# AS1429	4.00%	12/01/2043	799,624
614,832	FNMA, Pool# AV7739	4.00%	01/01/2044	633,347
2,001,698	FNMA, Pool# BC1737	4.00%	01/01/2044	2,056,741
935,472	FNMA, Pool# AW6485	4.00%	06/01/2044	960,513
967,444	FNMA, Pool# AY0382	4.00%	11/01/2044	974,721
190,176	FNMA, Pool# AY1007	4.00%	02/01/2045	194,257
742,743	FNMA, Pool# AW9534	4.00%	03/01/2045	764,376
917,420	FNMA, Pool# AZ4154	4.00%	06/01/2045	942,069
297,198	FNMA, Pool# AZ8061	4.00%	08/01/2045	303,514
3,304,542	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,374,060
187,965	FNMA, Pool# AZ1494	4.00%	09/01/2045	192,542
1,331,087	FNMA, Pool# AZ7073	4.00%	09/01/2045	1,362,064
243,387	FNMA, Pool# BA2936	4.00%	10/01/2045	248,750
1,393,819	FNMA, Pool# BA3674	4.50%	10/01/2045	1,462,657
1,553,287	FNMA, Pool# BA5587	4.00%	01/01/2046	1,592,108
1,061,557	FNMA, Pool# BC1231	4.00%	02/01/2046	1,088,054
799,729	FNMA, Pool# BC6366	4.50%	02/01/2046	841,885
914,957	FNMA, Pool# BD1241	4.50%	05/01/2046	957,682
1,468,037	FNMA, Pool# BD1026	4.00%	06/01/2046	1,498,488
1,652,853	FNMA, Pool# BD5189	4.50%	07/01/2046	1,730,969

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 100.3% (Continued)
1,057,215	FNMA, Pool# BD7779	4.00%	08/01/2046	1,081,993
1,008,196	FNMA, Pool# BD8599	4.50%	11/01/2046	1,064,915
1,146,246	FNMA, Pool# BD3988	4.00%	02/01/2047	1,171,038
1,170,688	FNMA, Pool# BE8875	4.00%	03/01/2047	1,195,342
630,462	FNMA, Pool# BH0264	4.50%	03/01/2047	657,249
1,496,757	FNMA, Pool# BD3994	4.00%	04/01/2047	1,529,363
1,087,126	FNMA, Pool# BH0073	4.00%	04/01/2047	1,112,560
1,140,811	FNMA, Pool# BD3998	4.00%	05/01/2047	1,167,534
1,065,348	FNMA, Pool# BD3999	4.50%	05/01/2047	1,115,467
1,149,944	FNMA, Pool# BD4003	4.00%	06/01/2047	1,177,208
1,072,579	FNMA, Pool# BD4010	4.00%	07/01/2047	1,110,292
1,117,771	FNMA, Pool# BD4009	4.00%	07/01/2047	1,158,755
1,099,749	FNMA, Pool# BH3574	4.00%	07/01/2047	1,125,537
778,050	FNMA, Pool# BJ1740	4.50%	10/01/2047	815,014
807,008	FNMA, Pool# BD4041	4.00%	11/01/2047	829,206
1,379,996	FNMA, Pool# BJ1991	4.00%	11/01/2047	1,412,424
1,186,214	FNMA, Pool# BH7686	4.50%	12/01/2047	1,242,844
1,494,024	FNMA, Pool# BJ8287	4.50%	01/01/2048	1,567,911
1,043,083	FNMA, Pool# BJ4035	4.50%	02/01/2048	1,099,343
1,959,470	FNMA, Pool# BK4172	4.50%	04/01/2048	2,046,847
689,400	FNMA, Pool# BJ4050	4.50%	05/01/2048	726,241
689,990	FNMA, Pool# BJ4052	4.50%	05/01/2048	727,103
1,061,053	FNMA, Pool# BJ4051	4.50%	05/01/2048	1,118,123
979,826	FNMA, Pool# BK5105	5.50%	05/01/2048	1,062,356
1,063,464	FNMA, Pool# BJ4054	4.00%	06/01/2048	1,091,464
1,280,407	FNMA, Pool# BJ4057	4.50%	06/01/2048	1,347,286
3,553	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	3,552
28	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	29
73,238	FNMA REMIC Trust, Series 1990-116	9.00%	10/25/2020	76,637
62,403	FNMA REMIC Trust, Series 1991-136	7.50%	10/25/2021	65,558
3,410	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	3,378
147,916	FNMA REMIC Trust, Series 2002-16	6.00%	04/25/2022	154,067
154,237	FNMA REMIC Trust, Series 1996-23	6.50%	07/25/2026	169,752
1,499,124	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	1,444,496
1,705,000	FNMA REMIC Trust, Series 2017-M13 A2#	3.04%	09/25/2027	1,642,998
2,820,630	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	222,200
1,988,680	FNMA REMIC Trust, Series 2018-M2#	2.90%	01/25/2028	1,960,915
202,235	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	18,833
1,625,000	FNMA REMIC Trust, Series 2018-M8#	3.33%	06/25/2028	1,614,347
967,517	FNMA REMIC Trust, Series 2016-M10	2.10%	07/25/2028	908,279
148,540	FNMA REMIC Trust, Series 2009-60	5.00%	08/25/2029	156,096
1,496,026	FNMA REMIC Trust, Series 2018-M3#	3.09%	02/25/2030	1,480,836
7,782,418	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	570,338
2,652,504	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	316,684
343,634	FNMA REMIC Trust, Series 2001-80	6.00%	01/25/2032	362,912
6,227,358	FNMA REMIC Trust, Series 2013-104~	3.00%	08/25/2032	500,282
376,127	FNMA REMIC Trust, Series 2006-M2#	5.27%	10/25/2032	404,408
752,083	FNMA REMIC Trust, Series 2003-71	5.50%	08/25/2033	818,642
2,903,723	FNMA REMIC Trust, Series 2005-73	5.50%	08/25/2035	3,186,694
97,644	FNMA REMIC Trust, Series 2012-30	3.00%	08/25/2036	96,950
995,176	FNMA REMIC Trust, Series 2006-112	5.50%	11/25/2036	1,084,536
64,344	FNMA REMIC Trust, Series 2009-103#	3.87%	12/25/2039	68,869
692,816	FNMA REMIC Trust, Series 2010-43	5.50%	05/25/2040	756,649
2,868,976	FNMA REMIC Trust, Series 2012-65	5.00%	07/25/2040	3,076,110
373,791	FNMA REMIC Trust, Series 2011-52	5.00%	06/25/2041	399,129
249,724	FNMA REMIC Trust, Series 2012-10 (1 Month LIBOR USD + 0.55%)	2.64%	02/25/2042	251,759

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 100.3% (Continued)
1,475,131	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	214,388
1,177,713	FNMA REMIC Trust, Series 2012-99~	4.50%	05/25/2042	205,202
12,654	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	12,862
4,356	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	4,537
26,137	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	27,069
14,605	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	15,012
17,039	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	17,703
1,171,669	FNMA REMIC Trust, Series 2015-40~	4.50%	03/25/2045	299,291
19,500,000	FNMA, 2.5%, Due TBA July	2.50%	07/15/2033	18,953,135
16,000,000	FNMA, 3.0%, Due TBA July	3.00%	07/15/2033	15,907,324
20,000,000	FNMA, 3.5%, Due TBA July	3.50%	07/15/2033	20,240,624
8,000,000	FNMA, 4.5%, Due TBA July	4.50%	07/15/2048	8,331,319
12,000,000	FNMA, 5.0%, Due TBA July	5.00%	07/15/2048	12,713,606
2,250,000	FREMF Mortgage Trust, Series 2017-K725 B#^	4.01%	02/25/2024	2,205,848
1,950,000	FREMF Mortgage Trust, Series 2017-K729 B#^	3.80%	11/25/2024	1,907,536
310,000	FREMF Mortgage Trust, Series 2015-K44#^	3.81%	01/25/2048	305,266
800,000	FREMF Mortgage Trust, Series 2015-K49#^	3.85%	10/25/2048	785,560
98,425	GNMA, Pool# 782602X	5.00%	09/15/2022	101,946
4,951	GNMA, Pool# 780576X	7.00%	12/15/2022	5,297
59,466	GNMA, Pool# 672701X	4.00%	05/15/2023	61,486
52,768	GNMA, Pool# 782396X	6.00%	09/15/2023	55,464
47,563	GNMA, Pool# 004295M	6.00%	10/20/2023	48,426
371,358	GNMA, Pool# 783374X	5.50%	04/15/2024	385,735
23,928	GNMA, Pool# 710732X	4.50%	08/15/2024	24,968
444,026	GNMA, Pool# 728160X	5.25%	11/15/2024	469,801
22,310	GNMA, Pool# 723460X	4.00%	12/15/2024	22,899
352,786	GNMA, Pool# 005247M	3.50%	11/20/2026	354,118
10,153	GNMA, Pool# 487110X	6.50%	04/15/2029	11,347
503,083	GNMA, Pool# 589694X	4.50%	08/15/2029	527,899
140,539	GNMA, Pool# 728157X	3.75%	11/15/2029	143,268
4,693	GNMA, Pool# 571166X	7.00%	08/15/2031	4,784
501,288	GNMA, Pool# 770225C	4.25%	08/20/2031	524,028
675,563	GNMA, Pool# 003160M	6.00%	11/20/2031	745,405
1,767,114	GNMA, Pool# 752099X	3.50%	12/15/2032	1,794,900
342,785	GNMA, Pool# 758872X	3.00%	03/15/2033	337,093
2,054,330	GNMA, Pool# 711773C	3.50%	06/20/2033	2,063,461
1,050,786	GNMA, Pool# 711788C	3.50%	07/20/2033	1,055,372
951,627	GNMA, Pool# 003489M	6.00%	12/20/2033	1,061,001
408,101	GNMA, Pool# 770226C	4.75%	09/20/2036	430,409
8,890	GNMA, Pool# 646058X	6.00%	11/15/2037	9,725
445,547	GNMA, Pool# 767055X	3.00%	05/15/2038	439,716
544,532	GNMA, Pool# 763853X	3.00%	07/15/2038	537,414
100,746	GNMA, Pool# 706295C	5.10%	12/20/2038	106,089
7,245	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	7,235
922,064	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	69,710
246	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	248
135,154	GNMA REMIC Trust, Series 2003-94	4.00%	04/16/2033	139,027
182,609	GNMA REMIC Trust, Series 2006-40	6.00%	08/20/2036	197,501
944,131	GNMA REMIC Trust, Series 2012-52#	6.15%	04/20/2038	1,055,361
1,386,141	GNMA REMIC Trust, Series 2011-2#	5.46%	03/20/2039	1,500,919
682,000	GNMA REMIC Trust, Series 2011-156	2.00%	04/20/2040	544,360
831,612	GNMA REMIC Trust, Series 2012-97	2.00%	08/16/2042	684,418
494,875	GNMA REMIC Trust, Series 2011-121 (1 Month LIBOR USD + 0.40%)	2.49%	03/16/2043	494,098
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	711,774
4,734,495	GNMA REMIC Trust, Series 2014-135 I0#~	0.83%	01/16/2056	255,045
4,528,450	GNMA REMIC Trust, Series 2015-172 I0#~	0.90%	03/16/2057	285,495

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities – 100.3% (Continued)
6,294,637	GNMA REMIC Trust, Series 2016-40 I0#~	0.77%	07/16/2057	359,587
5,143,114	GNMA REMIC Trust, Series 2016-56 I0#~	0.97%	11/16/2057	367,022
6,076,838	GNMA REMIC Trust, Series 2016-98 I0#~	0.95%	05/16/2058	454,529
1,081,322	JPMCC, Series 2016-ASH A (1 Month LIBOR USD + 1.50%)^	3.57%	10/16/2034	1,082,497
1,230,000	MAD Mortgage Trust, Series 2017-330M B#^	3.48%	08/17/2034	1,204,218
750,000	MSC, Series 2017-CLS C (1 Month LIBOR USD + 1.00%)^	3.07%	11/15/2034	749,782
550,000	MSC, Series 2017-CLS D (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2034	550,199
1,300,000	WFCM, Series 2017-RB1 AS	3.76%	03/17/2050	1,286,362
Total Mortgage Backed Securities (Cost $305,865,926)				301,920,279

Asset Backed Securities – 18.1%
818,235	Aircraft Certificate Owner Trust, Series 2003-1A E^<	7.00%	09/20/2022	845,850
1,500,000	American Credit Acceptance Receivables Trust, Series 2016-1A C^	5.55%	06/13/2022	1,522,378
1,950,000	American Credit Acceptance Receivables Trust, Series 2017-4 C^	2.94%	01/10/2024	1,938,049
474,179	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A A^	2.94%	05/25/2029	463,377
1,500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-1A CR (3 Month LIBOR USD + 2.00%)^	4.36%	04/20/2027	1,506,570
2,000,000	Carlyle Global Market Strategies CLO, Ltd., Series 2015-2A CR (3 Month LIBOR USD + 2.25%)^	4.62%	04/27/2027	1,994,530
508,681	Continental Airlines Trust, Series 1999-1 A<	6.55%	08/02/2020	513,158
539,157	Continental Airlines Trust, Series 2000-1 A-1<	8.05%	05/01/2022	569,457
1,710,000	CPS Auto Receivables Trust, Series 2015-A D^	5.60%	02/16/2021	1,759,434
900,000	CPS Auto Receivables Trust, Series 2016-C E^	8.39%	09/15/2023	971,597
600,000	Dell Equipment Finance Trust, Series 2018-1 D^	3.85%	06/24/2024	600,843
220,000	Drive Auto Receivables Trust, Series 2017-BA D^	3.72%	10/17/2022	221,416
1,025,000	Drive Auto Receivables Trust, Series 2018-1 C	3.22%	03/15/2023	1,021,749
3,000,000	Drive Auto Receivables Trust, Series 2018-1 D	3.81%	05/15/2024	2,997,101
290,000	Drive Auto Receivables Trust, Series 2017-AA D^	4.16%	05/15/2024	293,700
945,000	Drive Auto Receivables Trust, Series 2018-2 D	4.14%	08/15/2024	951,001
235,000	DT Auto Owner Trust, Series 2016-4A D^	3.77%	10/17/2022	235,947
2,500,000	DT Auto Owner Trust, Series 2018-1A C^	3.47%	12/15/2023	2,497,695
1,000,000	DT Auto Owner Trust, Series 2018-2A C^	3.67%	03/15/2024	999,908
1,500,000	DT Auto Owner Trust, Series 2017-3A E^	5.60%	08/15/2024	1,518,749
660,000	Exeter Automobile Receivables Trust, Series 2016-3A C^	4.22%	06/15/2022	667,757
138,638	Federal Express Corp., Series 1998-1<	6.72%	07/15/2023	145,916
3,000,000	Highbridge Loan Management, Ltd., Series 2015-7A DR (3 Month LIBOR USD + 2.40%)^	4.74%	03/15/2027	2,966,760
500,000	Invitation Homes Trust, Series 2015-SFR3 B (1 Month LIBOR USD + 1.75%)^	3.82%	08/19/2032	500,417
900,000	Invitation Homes Trust, Series 2017-SFR2 B (1 Month LIBOR USD + 1.15%)^	3.24%	12/19/2036	906,839
600,000	Invitation Homes Trust, Series 2017-SFR2 C (1 Month LIBOR USD + 1.45%)^	3.54%	12/19/2036	603,504
600,000	Invitation Homes Trust, Series 2018-SFR2 C (1 Month LIBOR USD + 1.28%)^	3.35%	06/18/2037	603,447
1,000,000	Madison Park Funding XXI, Ltd., Series 2016-21A B (3 Month LIBOR USD + 2.75%)^	5.11%	07/25/2029	1,013,752
750,000	Magnetite IX, Ltd., Series 2014-9A CR (3 Month LIBOR USD + 3.10%)^	5.46%	07/25/2026	753,884
2,496	MMAF Equipment Finance LLC, Series 2013-AA A4^	1.68%	05/11/2020	2,495
258,218	MVW Owner Trust, Series 2017-1A B^	2.75%	12/20/2034	250,750
1,600,000	Neuberger Berman Loan Advisers CLO, Series 2017-26A A (3 Month LIBOR USD + 1.17%)^	3.53%	10/18/2030	1,601,989
1,000,000	Octagon Investment Partners XXI Ltd., Series 2014-1A C (3 Month LIBOR USD + 3.65%)^	6.01%	11/14/2026	1,005,325
700,000	Oportun Funding IX LLC, Series 2018-B A^	3.91%	07/08/2024	699,922
500,000	Oportun Funding IX LLC, Series 2018-B B^	4.50%	07/08/2024	499,951
536,955	Orange Lake Timeshare Trust, Series 2018-A B^	3.35%	11/08/2030	532,274
109,326	OSCAR U.S. Funding Trust IV, Series 2016-1A A2B (1 Month LIBOR USD + 1.70%)^	3.62%	07/15/2020	109,835
58,373	OSCAR U.S. Funding Trust V, Series 2016-2A A2B (1 Month LIBOR USD + 1.40%)^	3.47%	11/15/2019	58,467
371,563	OSCAR U.S. Funding Trust VI LLC, Series 2017-1A A2B (1 Month LIBOR USD + 0.80%)^	2.85%	05/11/2020	372,248
499,080	OSCAR U.S. Funding Trust VII LLC, Series 2017-2A A2B (1 Month LIBOR USD + 0.65%)^	2.70%	11/10/2020	500,069
254,000	Prestige Auto Receivables Trust, Series 2016-1 B^	2.98%	11/16/2020	254,247
35,509	Prestige Auto Receivables Trust, Series 2015-1 B^	2.04%	04/15/2021	35,497
600,000	Progress Residential Trust, Series 2018-SFR1 B^	3.48%	03/17/2035	590,085
600,000	Progress Residential Trust, Series 2018-SFR1 C^	3.68%	03/17/2035	591,178
2,000,000	Regatta III Funding, Ltd., Series 2014-1A A2R (3 Month LIBOR USD + 1.50%)^	3.85%	04/15/2026	2,000,450
3,110,000	Santander Drive Auto Receivables Trust, Series 2017-1 E^	5.05%	07/15/2024	3,164,611
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities – 18.1% (Continued)
442,533	Sierra Timeshare Receivables Funding LLC, Series 2015-3A A^	2.58%	09/20/2032	440,737
370,801	Sierra Timeshare Receivables Funding LLC, Series 2016-2A A^	2.33%	07/20/2033	366,134
1,000,000	Sound Point CLO XII, Ltd., Series 2016-2A D (3 Month LIBOR USD + 4.25%)^	6.61%	10/20/2028	1,012,452
500,000	Symphony CLO XIV, Ltd., Series 2014-14A D2 (3 Month LIBOR USD + 3.60%)^	5.95%	07/14/2026	502,554
44,998	U.S. Airways Pass Through Trust, Series 1999-1 A<	8.36%	07/20/2020	45,448
303,909	VOLT XXXVIII LLC, Series 2015-NP12 A1ʭ^	3.88%	09/25/2045	304,595
90,685	Welk Resorts LLC, Series 2015-AA A^	2.79%	06/15/2031	89,070
868,473	Westgate Resorts LLC, Series 2018-1A B^	3.58%	12/20/2031	863,718
1,157,964	Westgate Resorts LLC, Series 2018-1A C^	4.10%	12/20/2031	1,155,143
2,980,000	Westlake Automobile Receivables Trust, Series 2018-1A D^	3.41%	05/15/2023	2,963,544
1,000,000	Westlake Automobile Receivables Trust, Series 2018-2A D^	4.00%	01/16/2024	1,004,152
2,000,000	Westlake Automobile Receivables Trust, Series 2017-2A E^	4.63%	07/15/2024	2,007,444
Total Asset Backed Securities (Cost $54,738,119)				54,609,169

Municipal Bonds – 5.4%
1,475,000	District of Columbia#	5.70%	08/01/2038	1,400,896
2,700,000	District of Columbia#	5.73%	08/01/2038	2,564,352
850,000	Landis Sewage Authority#	4.50%	09/19/2019	850,000
1,590,000	Maryland Community Development Administration	3.24%	09/01/2048	1,570,841
1,000,000	Massachusetts Port Authority#	4.19%	01/01/2031	1,000,000
3,000,000	Mosaic District Community Development Authority	7.25%	03/01/2036	3,201,360
4,250,000	New York State Energy Research & Development Authority#	0.94%	12/01/2023	4,250,000
1,500,000	New York State Energy Research & Development Authority#	5.23%	07/01/2029	1,500,000
Total Municipal Bonds (Cost $16,164,934)				16,337,449

Preferred Stocks – 0.2%
15,000	AGNC Investment Corp., Series B, 7.75%			385,050
2,768	AGNC Investment Corp., Series C, 7.00% (Fixed until 10/15/2022, then 3 Month LIBOR USD + 5.11%)			71,968
Total Preferred Stocks (Cost $453,684)				457,018

Short-Term Investments – 2.5%

Money Market Funds – 2.1%
6,115,021	First American Treasury Obligations Fund – Class Z, 1.75%*			6,115,021

U.S. Treasury Bills – 0.4%
1,275,000	United States Treasury Bill†			1,273,865
Total Short-Term Investments (Cost $7,388,886)				7,388,886
Total Investments – 126.5% (Cost $384,611,549)				380,712,801
Liabilities in Excess of Other Assets – (26.5)%				(79,749,328)
NET ASSETS – 100.0%				$300,963,473

#	Variable rate security. Rate disclosed is as of June 30, 2018.
ʭ	Step bond; the interest rate shown is the rate in effect as of June 30, 2018.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At June 30, 2018, the value of these securities amounted to $60,753,491 or 20.2% of net assets.

<	These securities are being fair valued, using significant observable inputs (Level 3), under the supervision of the Board of Trustees.
~	Interest Only Security
†	A portion of this security is pledged as collateral in connection with open futures contracts.
*	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2018

Futures Contracts – Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	165	09/19/2018	$23,327,662	$23,925,000	$597,338
U.S. Treasury Ultra Bond Futures	25	09/19/2018	3,862,426	3,989,062	126,636
U.S. Treasury 10-Year Ultra Bond Futures	110	09/19/2018	13,900,907	14,105,781	204,874
			$41,090,995	$42,019,843	$928,848

Futures Contracts – Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	(190)	09/28/2018	$(40,204,901)	$(40,247,344)	$(42,443)
U.S. Treasury 5-Year Note Futures	(190)	09/28/2018	(21,482,472)	(21,587,266)	(104,794)
U.S. Treasury 10-Year Note Futures	(130)	09/19/2018	(15,478,520)	(15,624,375)	(145,855)
			$(77,165,893)	$(77,458,985)	$(293,092)

There is no variation margin due to or from the Fund as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory – WMC Strategic European Equity Fund – Institutional Shares (the “Fund”) increased 3.97%. During the same period, the MSCI Europe Index , the Fund’s benchmark, returned 5.28%.

Our bottom-up approach aims to identify companies that we believe benefit from a structural growth advantage, are competitively positioned, and attractively valued. This fundamental process leads us to hold certain sectors over- and underweight.

Sector allocation, a residual of the bottom-up stock selection process, was the primary driver of relative underperformance during the period. The Fund’s underweight to energy and materials detracted most from relative returns. This was partially offset by positive results from our overweight to information technology and our underweights in financials and telecommunication services. Stock selection was positive during the period. Selection was strongest within industrials, healthcare, and consumer staples while holdings in consumer discretionary detracted.

Top detractors from relative returns included Elior Group, Reckitt Benckiser, and Merck, along with not holding Royal Dutch Shell.

Elior is one of the world’s leading operators in the catering concessions and services industry. The stock underperformed over the period as the company issued multiple profit warnings and reported numbers below expectations. The previous CEO had been too aggressive on pricing in France and pursuing growth and the subsequent transition caused instability. There have also been concerns about the leverage of the company, although we think that it is manageable. We believe the new CEO is much better suited to stabilize the company and we still have conviction in both the stock and the industry. Despite the recent issues, we have a positive view on contract catering and concessions. We believe the company now has a sound longer-term strategy with a strong market position in Europe, where they have been the clear market leader, and also have growth opportunities in the United States.

Reckitt Benckiser is a UK-based, global consumer goods and health care company. The company has faced ongoing challenges regarding the impact of currency and organic growth missed expectations. Though the business continues to face headwinds, we believe there is still a positive long-term outlook. The company has a structural advantage in marketing, strong consumer focus, and lean cost management. We continue to hold our position.

Merck is a German-based global pharmaceutical, life sciences, and chemicals conglomerate. The stock underperformed in part due to the strong Euro— a large portion of sales are denominated in U.S. dollars with a cost base mostly in Euros—and also due to pressure in its Performance Materials segment. The stock also suffered following a failed trial of cancer drug, Bavencio; however, during the year, we saw positive data relating to the company’s immune-oncology pipeline. We feel the company is well positioned to perform well over the longer term, particularly in the Life Sciences business.

Top contributors to relative returns during the period included DSV, Electrocomponents, and Rentokil.

DSV is a Denmark-based freight logistics company with a large road network across Europe. The company has had both a profitable position within European freight and contract logistics, as well as exposure to sea and air. The company released solid returns during the year and has seen success with the UTI acquisition, which makes us more confident that the company has the potential to continue to create value going forward by rolling up the industry. In addition, DSV is a very competent and well run organization. We think the freight forwarding sector continues to be interesting from a fundamental side and that the large players with strong technology infrastructure are in the best position to drive changes in the industry. We trimmed our position in DSV slightly, and continue to hold the stock.

Electrocomponents is a UK-based service distributor serving small-order requirements in the industrial and electronics market. For a long time the business was structurally challenged but the company is now growing thanks to its new operational CEO, who has returned focus to the customer and implemented regional P&L responsibility. Additionally, compared to other peers in the electrical component distribution, the company has had one of the highest gross margins. The stock outperformed after reporting strong full year results. Over the longer term, we continue to see positive potential for profit and free cash flow growth in the company. We added to our position over the period.

Rentokil is a UK-based multi-divisional service-company primarily involved in pest control, textile services, and hygiene. It is geographically diversified across North America, Europe, Latin America, and Asia Pacific. Following recent underperformance, the market started to appreciate the quality of the business model and its global growth prospects, particularly within pest control. Additionally, the company has seen strong revenue from its acquisitions. Management has also continued to talk of future merger

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2018

and acquisition prospects, which is encouraging. We maintain a favorable view of the structural growth outlook of the pest control and hygiene industries and think that Rentokil has an operating model that may allow them to continue to gain market share and drive margins. We added to our position over the period.

While there are signals of improved confidence and optimism in the economy, we think the current environment is one of rising, albeit low, interest rates and improving longer-term growth. We believe that central banks will likely remain accommodative, though interest rates are certainly trending upward given the European Central Bank will begin tapering asset purchases and increasing rates in the U.S. and U.K. Some of the Euro strength has now reversed, though this does not fundamentally change our view on any existing holdings or any new positions. We think that while a relatively strong Euro has the potential to continue to create headwinds for European companies, as we have seen in the past, it should not meaningfully impact share prices over the longer term. Against this backdrop, some political unease still lingers and we believe that the shorter-term outlook remains unclear with a degree of volatility likely.

As we have done over time, we continue to seek to identify and invest in companies that are exposed to structural growth drivers and have built what we believe to be strong competitive advantages. These intrinsic qualities drive margins and returns, as well as high free-cash-flow generation, which we believe can contribute to the creation of long term value.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
United Kingdom	25.1%
Switzerland	14.4%
France	13.9%
Germany	13.5%
Sweden	11.0%
Netherlands	7.5%
Finland	4.5%
Denmark	3.7%
Belgium	2.3%
Spain	1.1%
Money Market Funds	0.6%
Austria	0.6%
Italy	0.5%
Norway	0.3%
Other Assets and Liabilities	1.0%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return		One Year	(10/21/13)
Institutional Shares		3.97%	5.52%
Investor Shares		3.85%	5.38%
Advisor Shares		3.54%	5.12%
MSCI Europe Index		5.28%	2.92%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.09%	1.24%	1.49%
Net Expense Ratio[1]	1.09%	1.24%	1.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

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Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 97.8%

Austria — 0.6%
167,518	Porr AG	5,633,732

Belgium — 2.3%
272,983	UCB S.A.	21,399,247

Denmark — 3.7%
43,555	ALK-Abello A/S*	7,257,657
305,793	DSV A/S	24,616,862
360,978	Spar Nord Bank A/S	3,857,997
		35,732,516
Finland — 4.5%
484,652	Kone OYJ	24,642,416
259,574	Nokian Renkaat OYJ	10,221,504
167,942	Sampo OYJ	8,178,902
		43,042,822
France — 13.9%
810,494	Altran Technologies S.A.	11,713,963
37,309	BioMerieux S.A.	3,352,155
61,676	Capgemini SE	8,265,204
668,552	Elior Group S.A.	9,635,840
1,028,653	Elis S.A.	23,523,581
420,926	Legrand S.A.	30,831,647
63,389	L’Oreal S.A.	15,627,102
132,900	Pernod Ricard S.A.	21,689,946
28,018	Virbac S.A.*	3,817,685
70,854	Worldline S.A.*	4,006,171
		132,463,294
Germany — 12.9%
53,912	Adidas AG	11,737,616
165,587	Beiersdorf AG	18,768,997
272,454	Brenntag AG	15,138,015
581,774	Infineon Technologies AG	14,777,833
290,876	Merck KGaA	28,316,047
254,661	Siemens Healthineers AG*	10,494,238
314,351	United Internet AG	17,946,878
69,690	Washtec AG	6,143,424
		123,323,048
Italy — 0.5%
39,100	DiaSorin S.p.A.	4,443,515

Netherlands — 7.5%
289,186	Heineken NV	28,973,150
1,283,012	ING Groep NV	18,417,048
436,559	Unilever NV	24,323,780
		71,713,978
Norway — 0.3%
132,829	Kongsberg Gruppen ASA	2,824,012

Spain — 1.1%
157,878	Viscofan S.A.	10,740,092

Sweden — 11.0%
557,334	Alfa Laval AB	13,157,470
1,330,314	Assa Abloy AB	28,218,092
597,499	Atlas Copco AB	17,303,901
1,699,727	Cloetta AB	5,144,507
2,272,029	Epiroc AB*	23,842,131
97,752	Sandvik AB	1,726,396
755,875	Trelleborg AB	16,072,708
		105,465,205
Switzerland — 14.4%
884	BELIMO Holding AG	3,843,287
310,402	Cie Financiere Richemont S.A.	26,239,668
46,193	Geberit AG	19,778,177
7,458	INFICON Holding AG*	3,790,979
446,682	Julius Baer Group, Ltd.*	26,162,821
102,210	Kuehne & Nagel International AG	15,343,918
1,690	LEM Holding S.A.	2,517,551
10,154	Tecan Group AG	2,464,216
2,448,064	UBS Group AG*	37,529,709
		137,670,326
United Kingdom — 25.1%
357,056	Bunzl PLC	10,783,483
1,288,949	Compass Group PLC	27,474,734
329,787	Diploma PLC	5,688,508
2,211,108	Electrocomponents PLC	22,043,097
471,823	Halma PLC	8,495,778
818,902	Jardine Lloyd Thompson Group PLC	13,833,534
1,021,724	Prudential PLC	23,291,528
515,242	Reckitt Benckiser Group PLC	42,334,732
4,574,415	Rentokil Initial PLC	21,090,907
1,553,701	Smith & Nephew PLC	28,619,627
469,336	Smiths Group PLC	10,483,759
154,130	Spirax-Sarco Engineering PLC	13,217,188
595,760	SSP Group PLC	4,970,819
291,127	WH Smith PLC	7,663,057
		239,990,751
Total Common Stocks (Cost $772,915,168)		934,442,538

Preferred Stocks — 0.6%

Germany — 0.6%
119,059	Fuchs Petrolub SE	5,858,472
Total Preferred Stocks (Cost $5,254,697)		5,858,472

Short-Term Investments — 0.6%

Money Market Funds — 0.6%
5,800,490	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	5,800,490
Total Short-Term Investments (Cost $5,800,490)		5,800,490
Total Investments — 99.0% (Cost $783,970,355)		946,101,500
Other Assets in Excess of Liabilities — 1.0%		9,796,370
NET ASSETS — 100.0%		$955,897,870

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory – WMC Japan Alpha Opportunities Fund – Institutional Shares (the “Fund”) increased 6.75% in value. During the same period, the TOPIX Total Return Index, the Fund’s benchmark, returned 10.98%.

During the year, Japan’s unemployment rate reached 2.2%, the lowest level in over 25 years; the consumer price index (CPI), a measure of inflation, improved and is holding steady at 0.6%; consumer confidence rose to its highest level since 2013; and manufacturing activity, as measured by the Bank of Japan’s Tankan Survey, reached new highs not seen in a decade.

Security selection was the primary driver of underperformance during the period. Across sectors, weak selection within information technology, consumer staples, and consumer discretionary was only partially offset by stronger selection within industrials, materials, and real estate.

From an individual stock perspective, tire company Toyo Tire & Rubber was the top detractor during the period. The company’s stock declined due to troubles within its auto parts segment and the negative effects of a product recall related to the company’s earthquake shock absorbers. Fujitsu, the largest IT service company in Japan, was another detractor. The company reported disappointing earnings during the period and cut profit expectations for its Technology Solutions segment. The company has been unable to rebound from earlier losses.

Kyoritsu Maintenance was the top contributor during the period. Kyoritsu Maintenance is a dormitory and budget hotel chain operator. The company delivered on its plans to expand room adds while simultaneously cleaning up its balance sheet—and the market reacted favorably. Japan Steel Works, a manufacturer of steel products and industrial machineries, was also a top contributor. The company raised earnings forecasts earlier in the year due to strong demand from the auto sector and better-than-expected operating leverage within its machinery business. The company has since delivered results slightly above consensus estimates but with little change to forward guidance.

During the year we added new positions in Sumitomo Electronic Industries, Shin-Etsu Chemical, and Kawasaki Heavy Industries; we eliminated positions in Alps Electric, Alpine Electronics, and Capcom.

The Fund utilized stock index futures during the period as a means of managing cash flows. Futures are not intended to be material performance drivers over time.

Looking forward, economic sentiment in Japan has remained positive even as economic data has been somewhat mixed. Inflation has been low but modestly positive. Productivity growth may be contributing to low inflation. Investments in labor efficiency strategies and IT have been supportive of productivity growth, which is typically good in the long run but can suppress inflation in the short run. The yen has weakened in recent months, which is typically a good sign for exporters. However, with global trade tensions escalating and other risks on the horizon, the benefit of a weaker yen has been moot.

Meaningful uncertainties have persisted: a slowdown in China would likely have negative impacts on Japanese growth, and recent remarks from policy makers have suggested that the Bank of Japan may be researching the impact of a shift in policy.

From a factor perspective, value factors were generally down, quality factors generally outperformed, and growth factors were mixed. Deep value factors continue to look undervalued; however we remain cautious on these exposures as they are heavily overweight financials and sensitive to macro risks like changes in monetary policy.

With meaningful factor breadth and a strong fundamental backdrop, we continue to see meaningful opportunities for stock picking in Japan.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
June 30, 2018

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies. Earnings growth is not representative of the fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Consumer Discretionary	21.4%
Financials	16.8%
Industrials	15.6%
Information Technology	14.1%
Materials	10.8%
Money Market Funds	5.4%
Consumer Staples	4.4%
Health Care	4.3%
Telecommunication Services	1.9%
Energy	1.4%
Utilities	1.3%
Real Estate	1.2%
Exchange Traded Funds	0.9%
Real Estate Investment Trusts	0.3%
Other Assets and Liabilities	0.2%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices.  TOPIX Total Return Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.  The index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since Inception
Average Annual Total		One Year	(3/4/14)
Institutional Shares		6.75%	7.21%
Investor Shares		6.58%	7.04%
Advisor Shares		6.33%	6.78%
TOPIX Total Return Index		10.98%	8.74%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.15%	1.30%	1.55%
Net Expense Ratio[1]	1.15%	1.30%	1.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks – 93.2%

Consumer Discretionary – 21.4%
117,200	Adastria Co., Ltd.	1,484,168
35,608	Aeon Delight Co., Ltd.	1,210,031
266,700	Aisan Industry Co., Ltd.	2,245,627
120,074	Altech Corp.	2,615,804
332,298	ASKUL Corp.	10,757,999
376,600	Avex, Inc.	5,222,395
153,504	Bandai Namco Holdings, Inc.	6,323,062
61,400	BayCurrent Consulting, Inc.	2,045,807
49,700	BELC Co., Ltd.	2,627,325
115,500	Benesse Holdings, Inc.	4,095,889
72,029	Bridgestone Corp.	2,813,658
19,800	Canon Marketing Japan, Inc.	412,411
306,500	DaikyoNishikawa Corp.	4,478,093
182,500	DIP Corp.	4,681,176
226,100	Exedy Corp.	6,998,089
351,045	Fuji Media Holdings, Inc.	5,990,345
143,400	FUJIFILM Holdings Corp.	5,592,984
457,700	Funai Electric Co., Ltd.*	2,625,088
96,300	Gendai Agency, Inc.	465,031
6,240	Hikari Tsushin, Inc.	1,095,115
790,910	Honda Motor Co., Ltd.	23,190,260
169,420	Honeys Holdings Co., Ltd.	1,455,203
543,300	IDOM, Inc.	2,999,779
187,100	IJT Technology Holdings Co., Ltd.	1,502,125
166,176	Isuzu Motors, Ltd.	2,203,024
240,516	ITOCHU Corp.	4,349,933
183,100	JAC Recruitment Co., Ltd.	3,943,178
388,400	Keihin Corp.	7,881,560
210,816	Kyoritsu Maintenance Co., Ltd.	11,551,637
149,814	Marui Group Co., Ltd.	3,151,350
238,565	NGK Spark Plug Co., Ltd.	6,782,110
326,800	Nikon Corp.	5,193,643
986,853	Nippon Television Holdings, Inc.	16,633,245
375,466	Nishimatsuya Chain Co., Ltd.	4,315,128
254,482	Nissan Motor Co., Ltd.	2,476,159
309,459	Nissin Kogyo Co., Ltd.	5,471,755
225,889	Pacific Industrial Co., Ltd.	3,314,559
122,900	PAL Group Holdings Co., Ltd.	2,901,979
185,050	Persol Holdings Co., Ltd.	4,121,137
4,505,200	Pioneer Corp.*	6,252,374
322,400	Prestige International, Inc.	4,317,399
65,800	Proto Corp.	861,265
131,300	Raksul, Inc.*	2,901,965
78,200	Relia, Inc.	1,115,053
196,570	Sankyo Co., Ltd.	7,686,832
178,800	Sanyo Shokai, Ltd.	3,580,200
178,300	Seibu Holdings, Inc.	3,002,523
168,566	Seiren Co., Ltd.	2,622,558
37,901	Seria Co., Ltd.	1,816,385
37,706	Shimamura Co., Ltd.	3,315,035
121,100	Strike Co., Ltd.	4,688,440
167,918	Suzuki Motor Corp.	9,253,645
170,960	TechnoPro Holdings, Inc.	10,497,791
569,334	Tokai Rika Co., Ltd.	10,794,122
13,528	Token Corp.	1,192,007
423,700	Toppan Forms Co., Ltd.	4,283,727
386,800	Toppan Printing Co., Ltd.	3,025,962
1,408,588	Toyo Tire & Rubber Co., Ltd.	20,535,541
345,100	Toyoda Gosei Co., Ltd.	8,734,370
79,496	Toyota Industries Corp.	4,449,850
105,500	Trusco Nakayama Corp.	2,632,304
159,060	TV Asahi Holdings Corp.	3,489,202
100,900	United Arrows, Ltd.	3,759,702
305,900	XEBIO Holdings Co., Ltd.	4,864,805
199,600	Zojirushi Corp.	2,435,696
		319,326,614
Consumer Staples – 4.4%
32,200	Ain Holdings, Inc.	2,373,263
623,274	Ajinomoto Co., Inc.	11,798,002
72,193	Asahi Group Holdings, Ltd.	3,702,614
96,700	Cawachi, Ltd.	1,977,208
70,700	Ci:z Holdings Co., Ltd.	3,359,253
49,688	Cocokara Fine, Inc.	3,055,040
273,825	Ezaki Glico Co., Ltd.	13,153,410
717,100	Itoham Yonekyu Holdings, Inc.	6,169,666
281,429	Japan Tobacco, Inc.	7,864,932
250,636	Seven & I Holdings Co., Ltd.	10,931,660
82,600	Warabeya Nichiyo Holdings Co., Ltd.	1,894,841
		66,279,889
Energy – 1.4%
1,205,910	Inpex Corp.	12,524,439
308,700	Japan Petroleum Exploration Co., Ltd.	8,048,069
		20,572,508
Financials – 16.8%
2,426,405	Acom Co., Ltd.	9,314,951
95,527	Bank of Kyoto, Ltd.	4,410,615
349,000	Chiba Bank, Ltd.	2,461,465
62,800	Chugoku Bank, Ltd.	633,718
516,400	Concordia Financial Group, Ltd.	2,624,256
213,250	Credit Saison Co., Ltd.	3,350,362
941,400	Dai-ichi Life Holdings Co., Inc.	16,754,706
446,000	Fukuoka Financial Group, Inc.	2,238,162
321,100	Hachijuni Bank, Ltd.	1,368,141
103,900	Hiroshima Bank, Ltd.	689,097
301,800	Ichiyoshi Securities Co., Ltd.	3,263,444
250,200	Japan Post Bank Co., Ltd.	2,908,961
536,500	Japan Post Holdings Co., Ltd.	5,871,335
292,100	Kyushu Financial Group, Inc.	1,405,720
582,200	Mebuki Financial Group, Inc.	1,952,917
9,076,395	Mitsubishi UFJ Financial Group, Inc.	51,416,728
15,391,810	Mizuho Financial Group, Inc.	25,927,282
103,294	MS&AD Insurance Group Holdings, Inc.	3,208,167
712,500	Resona Holdings, Inc.	3,797,468
441,393	San-In Godo Bank, Ltd.	3,940,331
115,000	Shinsei Bank, Ltd.	1,764,488
280,000	Shizuoka Bank, Ltd.	2,517,568
178,929	Sony Financial Holdings, Inc.	3,409,152
761,200	Sumitomo Mitsui Financial Group, Inc.	29,691,365
493,222	Sumitomo Mitsui Trust Holdings, Inc.	19,459,395
1,134,417	T&D Holdings, Inc.	17,014,065
604,100	Tochigi Bank, Ltd.	2,090,479

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 93.2% (Continued)

Financials – 16.8% (Continued)
268,853	Tokio Marine Holdings, Inc.	12,577,816
125,730	Tokyo TY Financial Group, Inc.	3,013,008
190,000	Yamaguchi Financial Group, Inc.	2,137,431
189,909	Zenkoku Hosho Co., Ltd.	8,598,602
		249,811,195
Health Care – 4.3%
124,500	Asahi Intecc Co., Ltd.	4,700,632
44,437	BML, Inc.	1,143,818
98,500	CMIC Holdings Co., Ltd.	2,038,878
122,460	Eisai Co., Ltd.	8,619,966
164,700	EPS Holdings, Inc.	3,523,945
98,200	Japan Lifeline Co Ltd.	2,407,485
120,300	Nippon Shinyaku Co., Ltd.	7,465,586
1,018,503	Nipro Corp.	11,751,392
238,070	ONO Pharmaceutical Co., Ltd.	5,573,416
25,321	Suzuken Co., Ltd.	1,070,811
387,000	Takeda Pharmaceutical Co., Ltd.	16,280,353
		64,576,282
Industrials – 15.6%
211,140	Amada Holdings Co., Ltd.	2,026,385
831,070	Chiyoda Corp.	7,205,965
157,100	Daiseki Co., Ltd.	4,605,953
244,600	DMG Mori Co., Ltd.	3,381,582
358,500	Fujitsu General, Ltd.	5,602,896
61,300	Furukawa Electric Co., Ltd.	2,138,709
985,081	Hazama Ando Corp.	8,953,820
714,213	Hino Motors, Ltd.	7,615,853
140,900	Hisaka Works, Ltd.	1,332,450
385,500	Hitachi Chemical Co., Ltd.	7,760,729
853,960	Hitachi Metals, Ltd.	8,854,529
248,400	Hosiden Corp.	2,082,052
138,400	IHI Corp.	4,814,106
118,100	Jamco Corp.	2,684,915
81,657	Japan Airlines Co., Ltd.	2,893,195
164,400	Japan Steel Works, Ltd.	4,138,553
524,619	JGC Corp.	10,552,717
574,416	Kawasaki Heavy Industries, Ltd.	16,893,939
85,185	Kinden Corp.	1,389,328
67,388	Kumagai Gumi Co., Ltd.	2,362,387
171,000	Kyudenko Corp.	8,240,489
173,500	Mirait Holdings Corp.	2,683,108
401,990	Mitsubishi Heavy Industries, Ltd.	14,612,880
70,200	Mitsui O.S.K. Lines, Ltd.	1,688,190
912,810	NGK Insulators, Ltd.	16,218,883
579,726	Nippon Yusen K.K.	11,485,385
110,300	Nissin Electric Co., Ltd.	1,014,223
48,887	Noritz Corp.	795,744
549,800	Sanwa Holdings Corp.	5,810,018
63,500	Shima Seiki Manufacturing, Ltd.	3,026,303
56,568	SHO-BOND Holdings Co., Ltd.	3,930,303
4,828	SMC Corp.	1,767,486
1,442,658	Sumitomo Electric Industries, Ltd.	21,456,118
384,234	Tadano, Ltd.	4,712,332
50,301	Taisei Corp.	2,770,049
153,695	Takuma Co., Ltd.	1,869,050
734,000	Toshiba Machine Co., Ltd.	3,494,608
102,691	Toshiba Plant Systems & Services Corp.	2,346,401
355,600	Toyo Engineering Corp.*	2,432,877
231,480	Tsubaki Nakashima Co., Ltd.	5,447,414
460,200	Ushio, Inc.	5,844,400
133,600	Yokogawa Bridge Holdings Corp.	3,163,947
		232,100,271
Information Technology – 14.1%
31,606	Alpha Systems, Inc.	655,264
332,200	Canon, Inc.	10,893,353
933,700	Citizen Watch Co., Ltd.	6,122,559
129,000	Cresco, Ltd.	3,784,482
1,057,847	DeNA Co., Ltd.	19,808,952
40,099	DTS Corp.	1,487,612
101,605	Enplas Corp.	2,827,267
345,447	Ferrotec Holdings Corp.	5,308,776
4,261,853	Fujitsu, Ltd.	25,790,674
1,113,400	GREE, Inc.	5,954,833
267,426	Hitachi High-Technologies Corp.	10,878,954
309,780	Ibiden Co., Ltd.	4,949,853
193,123	Kyocera Corp.	10,860,838
222,200	LAC Co., Ltd.	3,437,744
526,001	Maxell Holdings, Ltd.	8,850,928
63,410	Melco Holdings, Inc.	2,348,467
94,400	Miraial Co., Ltd.	1,037,254
114,100	Mitsubishi Electric Corp.	1,513,869
24,400	Murata Manufacturing Co., Ltd.	4,096,185
244,600	Nexon Co., Ltd.*	3,548,991
504,700	Nichicon Corp.	6,343,562
149,400	Nippon Ceramic Co., Ltd.	3,885,698
38,647	NSD Co., Ltd.	879,771
7,300	ORO Co., Ltd.*	251,275
438,300	Renesas Electronics Corp.*	4,284,738
339,300	Ricoh Co., Ltd.	3,107,219
132,200	SCSK Corp.	6,138,431
48,500	Shibaura Electronics Co., Ltd.	1,938,108
741,400	Shinko Electric Industries Co., Ltd.	6,616,806
253,400	SIIX Corp.	5,545,433
312,466	SMK Corp.	1,066,271
117,100	Systena Corp.	1,193,524
182,100	TechMatrix Corp.	3,760,602
287,434	Tokyo Seimitsu Co., Ltd.	9,473,467
88,200	UT Group Co., Ltd.*	3,294,214
3,982,030	Yahoo! Japan Corp.	13,191,934
113,000	Yamaichi Electronics Co., Ltd.	1,541,304
177,100	Yume No Machi Souzou Iinkai Co., Ltd.	3,676,055
		210,345,267
Materials – 10.8%
126,121	ADEKA Corp.	2,019,579
144,700	Chubu Steel Plate Co., Ltd.	1,018,517
307,589	Daicel Corp.	3,397,893
174,600	Denka Co., Ltd.	5,811,833
46,035	Fujimi, Inc.	1,018,635
602,656	JFE Holdings, Inc.	11,382,788
724,355	JSR Corp.	12,309,874
321,019	Kanto Denka Kogyo Co., Ltd.	2,668,425

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 93.2% (Continued)

Materials – 10.8% % (Continued)
186,500	KH Neochem Co., Ltd.	5,642,897
704,701	Kobe Steel, Ltd.	6,439,939
303,400	Kyoei Steel, Ltd.	5,725,117
614,451	MinebeaMitsumi, Inc.	10,354,585
155,200	Mitsui Mining & Smelting Co., Ltd.	6,587,038
421,000	Nakayama Steel Works, Ltd.	2,546,029
161,400	Neturen Co., Ltd.	1,404,307
497,940	NOK Corp.	9,617,530
162,000	Pacific Metals Co., Ltd.*	5,942,994
19,897	Sanyo Chemical Industries, Ltd.	861,040
159,162	Sekisui Chemical Co., Ltd.	2,707,441
170,214	Shin-etsu Chemical Co., Ltd.	15,126,653
381,800	Sumitomo Riko Co., Ltd.	3,912,628
163,000	Taiheiyo Cement Corp.	5,362,104
239,500	Tocalo Co., Ltd.	2,498,128
102,700	Tokuyama Corp.	3,289,409
150,800	Tokyo Ohka Kogyo Co., Ltd.	5,810,138
1,279,100	Tokyo Steel Manufacturing Co., Ltd.	11,347,613
146,100	Toyo Seikan Group Holdings, Ltd.	2,564,024
184,600	Toyobo Co., Ltd.	3,068,619
12,800	UACJ Corp.	275,867
324,912	Yamato Kogyo Co., Ltd.	9,801,470
		160,513,114
Real Estate – 1.2%
1,740,600	Ichigo, Inc.	8,152,876
763,000	Kenedix, Inc.	4,629,217
236,812	Mitsubishi Estate Co., Ltd.	4,134,005
500,000	Takara Leben Co., Ltd.	1,870,904
		18,787,002
Telecommunication Services – 1.9%
153,904	KDDI Corp.	4,208,491
361,258	Nippon Telegraph & Telephone Corp.	16,411,233
100,483	SoftBank Group Corp.	7,175,306
		27,795,030
Utilities – 1.3%
325,000	Chubu Electric Power Co., Inc.	4,873,177
252,400	Chugoku Electric Power Co., Inc.	3,260,527
90,900	Electric Power Development Co., Ltd.	2,346,155
83,400	Nippon Gas Co., Ltd.	4,855,963
768,900	Tokyo Electric Power Company
	Holdings, Inc.*	3,579,651
		18,915,473
Total Common Stocks (Cost $1,309,809,096)		1,389,022,645

Real Estate Investment Trusts – 0.3%
278	Hoshino Resorts, Inc.	1,443,950
3,369	LaSalle Logiport	3,339,481
Total Real Estate Investment Trusts (Cost $4,991,391)		4,783,431

Exchange Traded Funds – 0.9%
798,382	Nomura AM TOPIX ETF	12,974,763
Total Exchange Traded Funds (Cost $13,207,523)		12,974,763

Short-Term Investments – 5.4%

Money Market Funds – 5.4%
80,010,800	Deutsche Government & Agency Securities
	Portfolio – Institutional Shares, 1.82%#	80,010,800
Total Short-Term Investments (Cost $80,010,800)		80,010,800
Total Investments – 99.8% (Cost $1,408,018,810)		1,486,791,639
Other Assets in Excess of Liabilities – 0.2%		3,541,246
NET ASSETS – 100.0%		$1,490,332,885

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

Futures Contracts – Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
TOPIX Index Futures^	290	09/13/2018	$46,375,721	$45,327,643	$(1,048,078)
			$46,375,721	$45,327,643	$(1,048,078)

^	Contracts are denominated in Japanese Yen. Notional amount, notional value and unrealized appreciation (depreciation) have been translated into U.S. Dollars as of June 30, 2018.

There is $186,736 of variation margin due from the broker to the Fund as of June 30, 2018.

Forward Foreign Currency Exchange Contracts (Note 7)
						Unrealized
						Appreciation
Currency to be Delivered		Currency to be Received		Settlement Date	Counterparty	(Depreciation)
U.S. Dollars	(9,220,691)	Japanese Yen	1,009,200,000	07/31/18	ANZ Securities	$(85,313)
U.S. Dollars	(15,380,969)	Japanese Yen	1,681,832,000	07/31/18	Barclays Capital	(156,860)
U.S. Dollars	(21,459,411)	Japanese Yen	2,354,968,000	07/31/18	Morgan Stanley & Co.	(142,008)
						$(384,181)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory – Somerset Emerging Markets Fund – Institutional Shares (the “Fund”) returned  -0.12%. During the same period, the MSCI Emerging Markets Index (the “Index”), the Fund’s benchmark, increased 8.20%.

During the year, the Fund’s underperformance can be attributed to three central factors (1) China (and specifically Chinese technology); (2) currency fluctuations; and (3) increased geopolitical tensions. Our underweight to China has been a relative headwind, and has accounted for a meaningful portion of underperformance over the past 12 months. In particular, our underweight to Chinese internet platforms, which were a narrow but strong source of performance over the past year for the Index, is based on upon our quality bias and thus caution over businesses trading at over 40x earnings as well as the potential governance risk associated with Variable Interest Entity Structures which underpin the securities. Additionally, our holdings in Korean and Taiwanese technology hardware cooled in the second half of 2017, after a strong first half. Currency fluctuations have generally hurt relative performance year-to-date. As well as being underexposed to some of the stronger EM currencies such as the Chinese Yuan, the Strategy has also been adversely impacted by its exposure to the Hungarian Forint and the Turkish Lira, which have both been extremely weak.

The Fund has been more susceptible to increased international tensions than expected, particularly in relation to U.S. sanctions on Russia (an overweight for the Fund) and more recently the threat of a trade war. However, in keeping with the more defensive profile of the Fund we believe it is well positioned to make back some ground should volatility persist (which we began to see in June 2018, underpinned by negative sentiment in Chinese markets).

From an individual stock perspective, SK Hynix was both a key contributor, especially in the third quarter of 2017 (before cooling off in the fourth quarter), and also a detractor, having been unexpectedly caught up in the Sino-U.S. trade war/technology transfer debate. Energy stock CNOOC, Ltd. has been a key contributor in the first six months of 2018, a beneficiary of favorable oil price forecasts and an upward revision of company production output and reserves.

We made 3 buys and 3 sells during the year. Turnover was 13% during the year, which is in line with historical averages. Stocks purchased included three banks, Alpha Bank and Piraeus Bank in Greece, and Sberbank in Russia. In particular, a turnaround in the Greek banking sector towards the end of 2016, along with a steady recovery in the national economy leave both Piraeus and Alpha well-positioned, in our view, to capitalize on their rejuvenated loan books and a sector which has undergone significant consolidation since the 2011 financial crisis. Metrobank and Axis Bank were sold based on our view that both were fully valued. Finally, we sold the Samart warrants that we received while we held the stock (which we sold in 2016).

Despite the turbulence of recent months, we remain bullish in our outlook for markets on a medium term basis and believe that there is potential for significant upside in the portfolio – particularly following a difficult few months for some of our high conviction positions. Critically, we believe that the Fund remains well-positioned to guard against key risks to our bull thesis, with our underweight to China providing cover from June’s Chinese stock market rout.

Overall, our view is that the Fund is currently well positioned to capture more broad-based performance (outside of China tech) in emerging markets.

Sincerely,

Edward Lam
Lead Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
South Korea	20.1%
India	10.5%
Taiwan	9.7%
Hungary	8.4%
United Kingdom	6.7%
China	5.4%
Brazil	5.3%
South Africa	4.9%
Chile	4.0%
Turkey	3.7%
United Arab Emirates	3.4%
Russia	3.2%
Poland	3.1%
Greece	3.0%
Netherlands	2.9%
Indonesia	1.7%
Nigeria	1.0%
Philippines	1.0%
Portugal	0.9%
Germany	0.5%
Money Market Funds	0.1%
Other Assets and Liabilities	0.5%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Emerging Markets Index (“Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/12/12)
Institutional Shares	-0.12%	2.34%	1.21%
Investor Shares	-0.37%	2.18%	1.05%
Advisor Shares	-0.60%	1.92%	0.78%
MSCI Emerging Markets Index	8.20%	5.01%	2.89%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.17%	1.32%	1.57%
Net Expense Ratio[1]	1.17%	1.32%	1.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

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Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 99.4%

Brazil — 5.3%
2,292,671	Ambev S.A.	10,635,935
1,767,579	Porto Seguro S.A.	18,452,234
		29,088,169
Chile — 4.0%
3,204,703	AFP Habitat S.A.†	4,747,744
2,408,711	Aguas Andinas S.A.	1,315,696
1,247,316	Cia Cervecerias Unidas S.A.†	15,615,813
229,870	Inversiones Aguas Metropolitanas S.A.	351,070
		22,030,323
China — 5.4%
9,777,216	CNOOC, Ltd.	16,753,704
1,367,695	Henderson Land Development Co., Ltd	7,212,235
585,663	Hengan International Group Co., Ltd.	5,617,595
		29,583,534
Germany — 0.5%
75,429	Hapag-Lloyd AG	2,681,394

Greece — 3.0%
6,603,969	Alpha Bank AE*	14,716,167
536,313	Piraeus Bank S.A.*	1,814,738
		16,530,905
Hungary — 8.4%
1,763,936	MOL Hungarian Oil & Gas PLC.†	16,973,674
817,752	OTP Bank	29,525,093
		46,498,767
India — 10.5%
1,572,168	HCL Technologies, Ltd.	21,243,254
188,978	Hero MotoCorp, Ltd.	9,582,118
3,774,298	Power Grid Corp. of India, Ltd.	10,297,706
211,978	Shriram Transport Finance Co., Ltd.	4,022,672
2,624,721	Yes Bank, Ltd.	13,042,327
		58,188,077
Indonesia — 1.7%
8,146,719	AKR Corporindo Tbk PT	2,440,351
27,505,683	Telekomunikasi Indonesia Persero Tbk PT	7,203,596
		9,643,947
Netherlands — 2.9%
613,862	X5 Retail Group NV GDR	16,212,333

Nigeria — 1.0%
198,749,515	Access Bank PLC†	5,674,376

Philippines — 1.0%
8,268,181	Aboitiz Power Corp.	5,385,083

Poland — 3.1%
780,262	Eurocash S.A.†	4,507,086
1,219,313	Powszechny Zaklad Ubezpieczen S.A.	12,641,245
		17,148,331
Portugal — 0.9%
328,723	Jeronimo Martins SGPS S.A.	4,735,092

Russia — 3.2%
1,221,769	Sberbank of Russia PJSC ADR	17,491,202

South Africa — 4.9%
3,036,292	Sanlam, Ltd.	15,426,303
732,997	Shoprite Holdings, Ltd.	11,749,003
		27,175,306
South Korea — 20.1%
49,171	KT&G Corp.	4,724,592
3,889	NCSoft Corp.	1,294,201
839,940	Nexen Tire Corp.†	7,724,886
44,294	NongShim Co., Ltd.	12,919,664
569,845	Samsung Electronics Co., Ltd.	23,870,569
54,669	Samsung Fire & Marine Insurance Co., Ltd.	12,953,306
616,963	SK Hynix, Inc.	47,357,616
		110,844,834
Taiwan — 9.7%
597,613	eMemory Technology, Inc.†	7,481,579
872,400	Formosa International Hotels Corp.†	4,262,277
6,276,224	Pou Chen Corp.	7,282,152
869,000	President Chain Store Corp.	9,847,008
771,750	Taiwan Semiconductor Manufacturing Co., Ltd.	5,480,258
2,699,584	Win Semiconductors Corp.	19,330,717
		53,683,991
Turkey — 3.7%
2,222,773	Aksa Akrilik Kimya Sanayii A/S†	5,548,320
2,628,593	Anadolu Hayat Emeklilik A/S†	4,932,388
196,051	AvivaSA Emeklilik ve Hayat A/S†	630,764
8,804,634	Turk Telekomunikasyon A/S*	9,571,523
		20,682,995
United Arab Emirates — 3.4%
4,384,282	First Abu Dhabi Bank	14,509,721
3,988,700	Union National Bank	4,039,575
		18,549,296
United Kingdom — 6.7%
492,170	Coca-Cola HBC AG*	16,381,682
2,204,086	HSBC Holdings PLC	20,621,452
		37,003,134
Total Common Stocks (Cost $469,653,154)		548,831,089

Short-Term Investments — 0.1%

Money Market Funds — 0.1%
338,107	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	338,107
Total Short-Term Investments — 99.5% (Cost $338,107)		338,107
Total Investments — 99.5% (Cost $469,991,261)		549,169,196
Other Assets in Excess of Liabilities — 0.5%		2,644,344
NET ASSETS — 100.0%		$551,813,540

†	All or a portion of this security is considered illiquid. At June 30, 2018, the total market value of securities considered illiquid was $35,079,998 or 6.4% of net assets.
#	Annualized seven-day yield as of June 30, 2018.
*	Non-Income Producing
GDR — Global Depository Receipt
ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

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Brown Advisory – Macquarie Asia New Stars Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the year ended June 30, 2018, the Brown Advisory – Macquarie Asia New Stars Fund – Institutional Shares (the “Fund”) increased 3.26% in value. During the same period, the MSCI AC Asia ex Japan SMID Cap Index , the Fund’s benchmark, increased 8.47%.

The year ended June 30, 2018 was characterized by two distinctive, albeit unequal, halves as the Fund underperformed a strong performing market for the first 7 months ended January 31, 2018 and subsequently outperformed a volatile, falling market for the subsequent 5 months ended June 30, 2018. The market volatility seen since February 2018 has been driven by macro concerns as investors fret over the potential impacts of global trade disputes as well as increases in oil prices, the U.S. dollar and U.S. bond yields. Our focus on quality companies and an underweight to exporters has materially limited the Fund’s exposure to the recent macro driven volatility and we continue to remain focused on company fundamentals, monitoring the situation and the opportunities it presents.

The largest detractor from the Fund’s performance was positioning in the Industrials sector as stock specific issues hampered sentiment toward the Fund’s exposures, a situation that was compounded by the losses experienced across the sector, which was the worst performing market sector during the period.

At the country level it was the region’s two worst performing markets, Indonesia and Malaysia, where the Fund lost the most ground. Performance in Indonesia was particularly weak as Matahari Department Store’s (an Indonesian department store operator) share price fell dramatically following a cyclical slowdown in the country’s consumption levels. Looking through this short-term slowdown we retain conviction in the strength of the company and its ability to deliver over the long term.

The Fund’s Consumer Staples and Information Technology positions have delivered the best returns over the period with key stocks in these sectors posting impressive and sustained rallies. From a country perspective the Fund’s Chinese and Taiwanese exposures, which are dominated by stocks from the Consumer and Information Technology sectors, delivered the best returns.

From an individual stock perspective, the following names were key contributors:

•
TCI (a Taiwanese manufacturer of dietary and skin care products) rose 182.2% as investors recognized its delivery of strong results and high future growth prospects. The management team’s significant expansion plans have been well received by the market and, we believe, the firm is well placed to benefit from aging populations.

•
Autohome (a Chinese online auto classifieds company) produced a strong 125.0% rally as it continually delivered results that surpassed the market’s expectations. This stock remains a staple in our portfolio and we hold conviction in the expectation it has the potential to continue to expand its profit margins and increase advertising revenues as Chinese auto market competition intensifies.

•
Huazhu (formerly named China Lodging, a Chinese hotel operator) rose 109.4% as it consistently delivered strong results and operational data. The firm’s revenue per available room continued to accelerate and is expected to have the potential to drive earnings growth. We believe the trend of increasing revenue per available room has the potential to be both long term and structural, giving us a high level of confidence in this position.

The following names were key detractors:
•
China State Construction International (a Chinese construction management services company) fell 37.7% as it suffered a tough period primarily caused by a temporary industry slowdown in public-private partnership projects. We believe the slowdown in projects may be a short-term issue and note the company remains confident in its ability to deliver on its growth targets.

•
Zhejiang Expressway (a Chinese toll road operator) fell 30.5% as the stock was dragged down by the general weakness of the Chinese brokerage sector, as it owns majority stake in Zheshang securities. This brokerage subsidiary contributes approximately 30% of the company’s total earnings, however we remain optimistic as its main asset, the toll road, has been performing very well. We believe the potential exists to see sustainable growth in earnings and operating cash flow from this asset going forward, which could support the firm’s earnings growth and sustain a high dividend payout.

•
China Biologic Products (a Chinese biopharmaceutical company) fell 12.2% during the period. While the market spent much of the year worrying over the falling price for one of its key products, albumin, we have retained conviction as our research indicated the albumin price had likely bottomed and we saw value in the firm’s growth potential. The share price spiked over 20% in June after the company received a take-over offer at a 20% premium to the stock’s trading price. While the premium

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Brown Advisory – Macquarie Asia New Stars Fund
A Message to Our Shareholders
June 30, 2018

offered provides recognition of the underlying value of the business, our view is that this opportunistically timed offer has been made at a significant discount to intrinsic value.

On July 16, 2018, the Board of Trustees, based on the recommendation of Brown Advisory, has determined to close and liquidate the Fund. As a result of the recent action taken to terminate the Fund, this will be the last time we will be reporting to you with respect to the results of the Fund.

Sincerely,

John Bugg
Portfolio Manager

Sam Le Cornu
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
China	41.0%
South Korea	18.1%
India	11.2%
Taiwan	11.2%
Money Market Funds	6.7%
Malaysia	4.5%
Philippines	3.1%
Singapore	2.1%
Thailand	1.8%
Indonesia	1.6%
Other Assets and Liabilities	(1.3)%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI AC Asia ex Japan SMID Cap Index captures mid and small-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 8 Emerging Markets (EM) countries in Asia. With 2,001 constituents, the index covers approximately 28% of the free ﬂoat-adjusted market capitalization in each country.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

		Since Inception
Average Annual Total Return	One Year	(11/21/14)
Institutional Shares	3.26%	1.71%
Investor Shares	3.17%	1.57%
MSCI AC Asia ex Japan SMID Cap Index	8.47%	4.98%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	1.57%	1.72%
Net Expense Ratio[1]	1.57%	1.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

[1]
Per the Fund’s prospectus dated October 31, 2017. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory – Macquarie Asia New Stars Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 94.6%

China — 41.0%
115,203	Autohome, Inc. ADR	11,635,503
60,700	China Biologic Products Holdings, Inc.*	6,029,331
20,554,000	China Power International Development, Ltd.	4,734,273
8,998,000	China State Construction
	International Holdings, Ltd.	9,203,639
1,530,200	China Taiping Insurance Holdings Co., Ltd.	4,757,496
1,407,000	Haier Electronics Group Co., Ltd.	4,800,286
161,136	Huazhu Group, Ltd. ADR	6,766,101
13,320,000	Li & Fung, Ltd.	4,878,888
6,940,500	Li Ning Co., Ltd.*	7,634,789
2,301,000	Melco International Development, Ltd.	7,058,553
202,100	Momo, Inc. ADR*	8,791,350
95,478	New Oriental Education &
	Technology Group, Inc. ADR	9,037,947
89,000	SINA Corp.*	7,537,410
4,642,000	Zhejiang Expressway Co., Ltd.	4,134,133
1,022,700	Zhuzhou CRRC Times Electric Co., Ltd.	4,850,111
		101,849,810
India — 11.2%
457,137	Apollo Hospitals Enterprise, Ltd.	7,000,917
2,408,105	Petronet LNG, Ltd.	7,723,215
529,115	UPL, Ltd.*	4,783,526
1,703,292	Yes Bank, Ltd.	8,463,715
		27,971,373
Indonesia — 1.6%
6,610,400	Matahari Department Store Tbk PT	4,048,571

Malaysia — 4.5%
3,950,700	CIMB Group Holdings Bhd	5,326,480
9,517,900	Sime Darby Bhd	5,767,654
		11,094,134
Philippines — 3.1%
8,752,000	Bloomberry Resorts Corp.	1,597,681
4,501,302	Metropolitan Bank & Trust Co.	6,186,924
		7,784,605
Singapore — 2.1%
977,100	Singapore Exchange, Ltd.	5,134,566

South Korea — 18.1%
18,010	Hugel, Inc.*	7,788,641
41,615	Innox Advanced Materials Co., Ltd.*	2,131,731
225,860	KB Financial Group, Inc.	10,631,631
66,958	Korea Kolmar Co., Ltd.	5,075,718
65,527	Samsung SDI Co., Ltd.	12,568,631
68,336	S-Oil Corp.	6,710,728
		44,907,080
Taiwan — 11.2%
234,000	Airtac International Group	3,321,454
416,539	Gourmet Master Co., Ltd.	4,024,293
4,126,346	Macronix International Co., Ltd.*	5,851,563
993,000	Nanya Technology Corp.	2,695,467
544,000	TCI Co., Ltd.	8,382,932
1,635,000	Zhen Ding Technology Holding, Ltd.	3,609,459
		27,885,168
Thailand — 1.8%
4,445,500	Minor International PCL	4,359,755
Total Common Stocks (Cost $231,153,991)		235,035,062

Short-Term Investments — 6.7%

Money Market Funds — 6.7%
16,758,594	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	16,758,594
Total Short-Term Investments (Cost $16,758,594)		16,758,594
Total Investments — 101.3% (Cost $247,912,585)		251,793,656
Liabilities in Excess of Other Assets — (1.3)%		(3,149,885)
NET ASSETS — 100.0%		$248,643,771

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2018

Dear Shareholders:

During the period commencing with the Fund’s inception, February 13, 2018, and ending June 30, 2018, the Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Fund”) decreased 4.20% in value. During the same period, the Russell 1000 Value Index (the “Index”), the Fund’s benchmark, increased 0.45%.

U.S. equities started the year strong, hitting highs in January following strong economic reports across the globe. A selloff in February was the low point year-to-date, after interest rate and inflation fears drove profit taking in equities. U.S. equities recovered somewhat, but remained volatile in March as a potential trade war with China worried markets. The Index gained until mid-June, when escalating trade hostilities between the U.S., Europe, and China caused the market to retreat.

Underperformance in the portfolio was driven primarily by stock selection in the period under review, where our Information Technology holdings detracted the most significant amount of value. Sector weighting effects were negative overall, as underweight positions in the Energy, Real Estate and Utilities sectors, as well as overweight positions in the Industrials and Telecommunications sectors, hurt performance.

From an individual stock perspective, oil field services company Halliburton lagged the market, giving back some of its earlier energy-fueled rally late in the period. Parker Hannifin, the Fund’s most significant detractor, was down for similar reasons, as the stock has exposure to energy based end markets. Software providers Oracle and Symantec in the Information Technology space detracted following recent earnings and corporate communication that dampened near term visibility (despite both reporting solid earnings and cash flow). Symantec also announced an independent investigation around concerns raised by a former employee regarding certain non-GAAP accounting methodologies, which further hurt sentiment. Consumer names Campbell Soup and Harley-Davidson also underperformed in the period. Campbell Soup lowered its full year earnings outlook following the announcement of weakness in its Fresh business and unanticipated challenges in its newly acquired snacks business Snyder Lance. News of the removal of Campbell’s CEO also pressured the shares. Harley-Davidson shares continued to struggle, with recent negative price action influenced by the company’s plan to move some production for non-U.S. demand overseas in response to proposed European tariff announcements. On the positive side, positions in Verizon and Eli Lilly provided meaningful performance in the period, as operating results in both names exceeded low expectations. Health Care names Amgen and Merck also added value, as did the Fund’s positions in Kellogg and American Express.

New positions added over the period include leading biotechnology firm Amgen, cable company Comcast, and industrial flow management company Flowserve.

We added to our positions in Harley-Davidson and AmerisourceBergen, as these names continue to offer very attractive return opportunities. We also added to American Express and Symantec due to attractive valuations.

To fund our new names, we exited our positions in Baxter, Teradyne, and United Technologies.  Baxter and Teradyne had eclipsed newly revised upside targets with updated risk-reward profiles and valuations deemed unfavourable for the Fund. United Technologies also went through our target, at which time the entire position was sold.

In addition to these full sales, the Fund trimmed positions in LyondellBasell, Merck, Ingersoll-Rand, Oracle, Amdocs, JP Morgan and Wells Fargo to better align the weights with their respective return profiles.

The growth and momentum aura that has driven market volatility for the past several months has persisted, with downtrodden value stocks having been subjected to escalating investor anxiety, while overvalued growth stocks have marched higher with increasing exuberance. Share price reaction to news flow around each of these groups was often exaggerated in both directions causing the spread between growth and value indices to widen to unprecedented levels. Consequently, as value investors attracted with high conviction to out-of-favor names, this market environment has been particularly difficult, with little forgiveness being extended to high quality franchises where negative sentiment has moved to the forefront.

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Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2018

All of our holdings in the portfolio continue to generate free cash flow, have strong balance sheets and capital allocation policies that we feel strike the right balance between corporate needs and shareholder returns. High quality business models and company-specific catalysts factor into attractive risk/reward profiles and, importantly, have the potential to help mitigate downside risk. The portfolio is positioned with a high concentration of companies with under-levered balance sheets and managements that are well aligned with shareholders, which we believe may lead to positive corporate actions like share buy-backs, dividend increases and value-enhancing deals.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. If a Fund is non-diversified, then its investments are not required to meet certain requirements under Federal law. A non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions ad risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

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Brown Advisory – Beutel Goodman Large-Cap Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2018

PORTFOLIO HOLDINGS	% of Net Assets
Consumer Discretionary	18.0%
Health Care	16.3%
Industrials	12.7%
Financials	12.5%
Information Technology	11.8%
Consumer Staples	10.0%
Telecommunication Services	6.7%
Materials	4.1%
Energy	3.9%
Money Market Funds	2.0%
Other Assets and Liabilities	2.0%
100.0%

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

Since Inception
Cumulative Total Return	(2/13/18)
Institutional Shares	-4.20%
Russell 1000® Value Index	0.45%

Institutional Shares
Gross Expense Ratio[1]	0.82%
Net Expense Ratio[1]	0.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisoryfunds.com/performance.html.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.

[1]
Per the Fund’s prospectus dated February 13, 2018. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisoryfunds.com

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
June 30, 2018

Shares	Security Description	Value $
Common Stocks — 96.0%

Consumer Discretionary — 18.0%
12,540	AutoZone, Inc.*	8,413,462
164,490	Comcast Corp.	5,396,917
145,880	Harley-Davidson, Inc.	6,138,630
94,060	Omnicom Group, Inc.	7,173,957
		27,122,966
Consumer Staples — 10.0%
109,810	Campbell Soup Co.	4,451,697
105,950	Kellogg Co.	7,402,727
41,590	Procter & Gamble Co.	3,246,515
		15,100,939
Energy — 3.9%
132,270	Halliburton Co.	5,960,086

Financials — 12.5%
77,120	American Express Co.	7,557,760
41,840	Ameriprise Financial, Inc.	5,852,579
29,980	JPMorgan Chase & Co.	3,123,916
43,300	Wells Fargo & Co.	2,400,552
		18,934,807
Health Care — 16.3%
94,320	AmerisourceBergen Corp.	8,042,666
27,610	Amgen, Inc.	5,096,530
90,450	Eli Lilly & Co.	7,718,099
11,030	Johnson & Johnson	1,338,380
38,550	Merck & Co., Inc.	2,339,985
		24,535,660
Industrials — 12.7%
20,170	Allegion PLC	1,560,351
83,890	Flowserve Corp.	3,389,156
73,760	Ingersoll-Rand PLC	6,618,485
48,640	Parker-Hannifin Corp.	7,580,544
		19,148,536
Information Technology — 11.8%
94,180	Amdocs, Ltd.	6,233,774
174,150	Oracle Corp.	7,673,049
189,850	Symantec Corp.	3,920,403
		17,827,226
Materials — 4.1%
57,020	LyondellBasell Industries NV	6,263,647

Telecommunication Services — 6.7%
202,090	Verizon Communications, Inc.	10,167,148
Total Common Stocks (Cost $148,968,468)		145,061,015

Short-Term Investments — 2.0%

Money Market Funds — 2.0%
2,967,792	Deutsche Government &
	Agency Securities Portfolio —
	Institutional Shares, 1.82%#	2,967,792
Total Short-Term Investments (Cost $2,967,792)		2,967,792
Total Investments — 98.0% (Cost $151,936,260)		148,028,807
Other Assets in Excess of Liabilities — 2.0%		2,975,154
NET ASSETS — 100.0%		$151,003,961

*	Non-Income Producing
#	Annualized seven-day yield as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,148,605,340	$264,407,976	$61,051,680	$478,471,302
Net unrealized appreciation (depreciation)	915,186,523	189,472,022	34,964,778	206,136,912
Total investments, at market value	2,063,791,863	453,879,998	96,016,458	684,608,214
Foreign currency (Cost of $—, $24,433, $— and $—, respectively.)	—	24,653	—	—
Receivables:
Investments sold	13,373,571	—	—	—
Fund shares sold	2,272,771	50,957	1,628	871,301
Interest and dividends	390,323	157,858	288,313	355,274
Prepaid expenses and other assets	67,739	30,430	33,447	71,992
Total Assets	2,079,896,267	454,143,896	96,339,846	685,906,781
LIABILITIES
Payables:
Investments purchased	6,867,868	—	—	—
Fund shares redeemed	611,095	15,010	407,902	153,785
Distribution to shareholders	—	—	274,412	—
Accrued Liabilities:
Investment advisory fees	1,033,976	228,369	48,674	340,330
Service fees	222,331	40,615	8,676	38,998
Administration, accounting and transfer agent fees	137,063	29,928	6,617	43,707
Business management fees	86,165	19,031	4,056	28,361
Trustee fees	11,198	2,529	537	3,719
Distribution fees	3,522	3,805	666	128,864
Professional fees	49,324	26,321	21,091	28,528
Custody fees	11,176	3,000	639	4,298
Other liabilities	33,351	3,917	2,025	30,858
Total Liabilities	9,067,069	372,525	775,295	801,448
NET ASSETS	$2,070,829,198	$453,771,371	$95,564,551	$685,105,333

COMPONENTS OF NET ASSETS
Paid-in capital	$1,025,220,984	$253,813,158	$50,913,830	$453,295,301
Undistributed (Accumulated) net investment income (loss)	(4,270,996)	577,497	85,270	—
Accumulated net realized gain (loss)	134,692,687	9,908,472	9,600,673	25,673,120
Unrealized appreciation (depreciation) on investments	915,186,523	189,472,022	34,964,778	206,136,912
Unrealized appreciation (depreciation) on foreign currency/receivables	—	222	—	—
NET ASSETS	$2,070,829,198	$453,771,371	$95,564,551	$685,105,333
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$289,433,616	$131,217,789	$27,975,413	$369,642,098
Shares outstanding (unlimited shares authorized)	12,104,934	5,980,064	1,941,740	16,055,931
Net asset value per share	$23.91	$21.94	$14.41	$23.02
Investor Shares:
Net assets	$1,775,180,088	$316,108,524	$66,511,936	$102,201,469
Shares outstanding (unlimited shares authorized)	74,944,198	14,434,329	4,617,451	4,484,335
Net asset value per share	$23.69	$21.90	$14.40	$22.79
Advisor Shares:
Net assets	$6,215,494	$6,445,058	$1,077,202	$213,261,766
Shares outstanding (unlimited shares authorized)	275,867	294,143	74,819	9,502,617
Net asset value per share	$22.53	$21.91	$14.40	$22.44

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND	FUND	VALUE FUND	FUND
ASSETS
Investments:
Total investments, at cost	$19,911,253	$679,670,285	$984,712,763	$71,988,599
Net unrealized appreciation (depreciation)	1,457,376	240,304,898	327,782,412	14,758,654
Total investments, at market value	21,368,629	919,975,183	1,312,495,175	86,747,253
Receivables:
Investments sold	—	777,042	4,902,779	—
Fund shares sold	500	1,075,136	698,206	83,500
Interest and dividends	4,948	245,129	2,019,396	188,459
Prepaid expenses and other assets	28,996	73,931	40,267	26,236
Total Assets	21,403,073	922,146,421	1,320,155,823	87,045,448
LIABILITIES
Payables:
Investments purchased	—	758,982	7,764,329	856,806
Fund shares redeemed	—	789,841	1,020,067	—
Accrued Liabilities:
Investment advisory fees, net	1,715	646,666	924,566	21,416
Service fees	2,577	61,478	112,166	10,467
Administration, accounting and transfer agent fees	1,881	59,983	92,058	6,243
Business management fees	859	38,039	54,386	3,489
Trustee fees	140	5,011	7,142	458
Distribution fees	—	11,467	15,333	—
Professional fees	12,925	33,064	39,191	21,071
Custody fees	2,022	5,867	7,224	7,675
Other liabilities	3,460	51,949	33,510	5,367
Total Liabilities	25,579	2,462,347	10,069,972	932,992
NET ASSETS	$21,377,494	$919,684,074	$1,310,085,851	$86,112,456

COMPONENTS OF NET ASSETS
Paid-in capital	$19,846,086	$678,029,248	$913,341,498	$71,844,208
Undistributed (Accumulated) net investment income (loss)	—	3,777,600	2,099,754	347,066
Accumulated net realized gain (loss)	74,032	(2,427,672)	66,862,187	(836,774)
Unrealized appreciation (depreciation) on investments	1,457,376	240,304,898	327,782,412	14,758,654
Unrealized appreciation (depreciation) on foreign receivables	—	—	—	(698)
NET ASSETS	$21,377,494	$919,684,074	$1,310,085,851	$86,112,456
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$424,448,621	$410,785,196	$—
Shares outstanding (unlimited shares authorized)	—	10,444,353	14,089,442	—
Net asset value per share	$—	$40.64	$29.16	$—
Investor Shares:
Net assets	$21,377,494	$476,786,037	$874,268,527	$86,112,456
Shares outstanding (unlimited shares authorized)	1,882,335	23,435,957	30,024,585	6,232,150
Net asset value per share	$11.36	$20.34	$29.12	$13.82
Advisor Shares:
Net assets	$—	$18,449,416	$25,032,128	$—
Shares outstanding (unlimited shares authorized)	—	948,276	863,677	—
Net asset value per share	$—	$19.46	$28.98	$—
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$105,676,561	$135,196,158	$161,421,916	$55,382,362
Total investments – affiliated, at cost (Note 3)	25,415,007	—	—	—
Total cost of investments	131,091,568	135,196,158	161,421,916	55,382,362
Net unrealized appreciation (depreciation) – unaffiliated	(1,884,246)	(1,678,788)	(992,456)	(749,201)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	(1,096,662)	—	—	—
Total unrealized appreciation (depreciation)	(2,980,908)	(1,678,788)	(992,456)	(749,201)
Total investments – unaffiliated, at market value	103,792,315	133,517,370	160,429,460	54,633,161
Total investments – affiliated, at market value (Note 3)	24,318,345	—	—	—
Total investments, at market value	128,110,660	133,517,370	160,429,460	54,633,161
Cash deposit at broker – futures contracts (Note 6)	—	191,406	235,452	99,912
Gross unrealized appreciation – futures contracts (Note 6)	—	534,357	—	55,735
Receivables:
Investments sold	1,648	2,893,531	—	—
Fund shares sold	222,990	217,711	1,137,561	502,000
Interest and dividends	766,440	901,968	1,227,371	428,041
Prepaid expenses and other assets	30,791	25,045	28,151	41,428
Total Assets	129,132,529	138,281,388	163,057,995	55,760,277
LIABILITIES
Gross unrealized depreciation on futures contracts (Note 6)	—	43,474	70,497	65,519
Payables:
Investments purchased	—	13,910,491	19,980,006	249,972
Fund shares redeemed	34,183	22,215	1,257,528	1,006,737
Distribution to shareholders	178,743	227,003	256,744	97,008
Accrued Liabilities:
Investment advisory fees, net	26,025	29,743	66,444	15,222
Service fees	5,337	107	6,002	2,210
Administration, accounting and transfer agent fees	11,603	17,137	19,826	7,280
Business management fees	5,337	4,957	6,002	2,210
Trustee fees	405	676	825	302
Distribution fees	2,372	—	133	—
Professional fees	21,843	21,998	22,275	13,336
Custodian fees	1,207	912	2,289	875
Other liabilities	2,792	2,915	5,827	8,121
Total Liabilities	289,847	14,281,628	21,694,398	1,468,792
NET ASSETS	$128,842,682	$123,999,760	$141,363,597	$54,291,485
COMPONENTS OF NET ASSETS
Paid-in capital	$132,692,988	$126,968,935	$145,467,875	$55,140,516
Undistributed (Accumulated) net investment income (loss)	(156,555)	22,517	28,984	8,564
Accumulated net realized gain (loss)	(712,843)	(1,803,787)	(3,070,309)	(98,610)
Unrealized appreciation (depreciation) on investments	(2,980,908)	(1,678,788)	(992,456)	(749,201)
Unrealized appreciation (depreciation) on futures contracts (Note 6)	—	490,883	(70,497)	(9,784)
NET ASSETS	$128,842,682	$123,999,760	$141,363,597	$54,291,485
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$121,380,744	$—	$—
Shares outstanding (unlimited shares authorized)	—	12,416,569	—	—
Net asset value per share	$—	$9.78	$—	$—
Investor Shares:
Net assets	$125,060,310	$2,619,016	$141,149,592	$54,291,485
Shares outstanding (unlimited shares authorized)	12,085,444	267,880	14,847,147	5,595,208
Net asset value per share	$10.35	$9.78	$9.51	$9.70
Advisor Shares:
Net assets	$3,782,372	$—	$214,005	$—
Shares outstanding (unlimited shares authorized)	373,366	—	22,495	—
Net asset value per share	$10.13	$—	$9.51	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2018

				BROWN
				ADVISORY –
	BROWN	BROWN	BROWN	WMC
	ADVISORY	ADVISORY	ADVISORY	STRATEGIC
	MARYLAND	TAX EXEMPT	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$179,602,523	$433,396,652	$384,611,549	$783,970,355
Net unrealized appreciation (depreciation)	(550,587)	(198,162)	(3,898,748)	162,131,145
Total investments, at market value	179,051,936	433,198,490	380,712,801	946,101,500
Foreign currency (Cost of $—, $—, $— and $1,465,282, respectively.)	—	—	—	1,478,177
Cash deposit at broker – futures contracts (Note 6)	—	—	—	5
Gross unrealized appreciation – futures contracts (Note 6)	—	—	928,848	—
Receivables:
Investments sold	—	25,000	7,752,442	3,692,373
Fund shares sold	125,539	5,822,000	183,000	3,931,153
Interest and dividends	2,510,430	4,058,111	1,343,087	4,011,065
Prepaid expenses and other assets	9,661	54,527	38,131	33,527
Total Assets	181,697,566	443,158,128	390,958,309	959,247,800
LIABILITIES
Cash deficit at broker – futures contracts (Note 6)	—	—	166,497	—
Gross unrealized depreciation on futures contracts (Note 6)	—	—	293,092	—
Payables:
Investments purchased	—	1,003,475	88,635,141	1,500,925
Fund shares redeemed	95,272	1,176,452	144,020	541,157
Distribution to shareholders	268,878	856,180	589,572	—
Accrued Liabilities:
Investment advisory fees	45,392	102,315	74,340	856,685
Service fees	7,565	17,052	14	3,640
Administration, accounting and transfer agent fees	15,822	31,144	42,638	81,134
Business management fees	7,565	17,053	12,390	47,594
Trustee fees	1,027	2,167	1,669	7,213
Distribution fees	—	—	—	10,070
Professional fees	23,059	25,529	25,437	40,719
Custodian fees	965	2,168	6,677	55,963
Other liabilities	1,649	18,563	3,349	204,830
Total Liabilities	467,194	3,252,098	89,994,836	3,349,930
NET ASSETS	$181,230,372	$439,906,030	$300,963,473	$955,897,870
COMPONENTS OF NET ASSETS
Paid-in capital	$182,397,055	$443,871,688	$316,986,684	$756,027,058
Undistributed (Accumulated) net investment income (loss)	60	(160)	49,257	13,352,323
Accumulated net realized gain (loss)	(616,156)	(3,767,336)	(12,809,476)	24,374,298
Unrealized appreciation (depreciation) on investments	(550,587)	(198,162)	(3,898,748)	162,131,145
Unrealized appreciation (depreciation) on futures contracts (Note 6)	—	—	635,756	—
Unrealized appreciation (depreciation) on foreign currency/receivables	—	—	—	13,046
NET ASSETS	$181,230,372	$439,906,030	$300,963,473	$955,897,870
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$300,642,734	$927,916,490
Shares outstanding (unlimited shares authorized)	—	—	31,144,280	74,699,728
Net asset value per share	$—	$—	$9.65	$12.42
Investor Shares:
Net assets	$181,230,372	$439,906,030	$320,739	$14,668,845
Shares outstanding (unlimited shares authorized)	17,253,544	44,440,189	33,203	1,182,483
Net asset value per share	$10.50	$9.90	$9.66	$12.41
Advisor Shares:
Net assets	$—	$—	$—	$13,312,535
Shares outstanding (unlimited shares authorized)	—	—	—	1,082,072
Net asset value per share	$—	$—	$—	$12.30

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	SOMERSET	MACQUARIE	BEUTEL
	JAPAN ALPHA	EMERGING	ASIA NEW	GOODMAN
	OPPORTUNITIES	MARKETS	STARS	LARGE-CAP
	FUND	FUND	FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$1,408,018,810	$469,991,261	$247,912,585	$151,936,260
Net unrealized appreciation (depreciation)	78,772,829	79,177,935	3,881,071	(3,907,453)
Total investments, at market value	1,486,791,639	549,169,196	251,793,656	148,028,807
Foreign currency (Cost of $2,258, $297,964, $1.520 and $—, respectively.)	2,258	297,860	1,476	—
Cash deposit at broker – futures contracts (Note 6)	2,222,304	—	—	—
Variation margin due from broker (Note 6)	186,736	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	—
Gross unrealized appreciation – forward foreign currency contracts (Note 7)	—	—	—	—
Receivables:
Investments sold	6,848,380	2,322,680	—	—
Fund shares sold	3,523,492	464,345	192,944	2,931,490
Interest and dividends	3,878,663	2,647,704	608,179	130,142
Prepaid expenses and other assets	84,850	61,618	28,921	22,887
Total Assets	1,503,538,322	554,963,403	252,625,176	151,113,326
LIABILITIES
Gross unrealized depreciation on futures contracts (Note 6)	1,048,078	—	—	—
Gross unrealized depreciation – forward foreign currency contracts (Note 7)	384,181	—	—	—
Payables:
Investments purchased	8,359,436	632,567	3,565,814	—
Fund shares redeemed	1,815,823	1,848,515	28,044	5,733
Interest expense on line of credit	—	3,461	—	—
Accrued Liabilities:
Investment advisory fees	1,254,336	439,846	271,502	53,592
Service fees	426	4,875	381	—
Administration, accounting and transfer agent fees	99,895	39,614	20,078	8,768
Business management fees	62,717	24,436	10,860	5,955
Trustee fees	8,665	3,281	1,446	779
Distribution fees	191	116	—	—
Professional fees	34,876	29,708	23,860	14,197
Custodian fees	53,074	119,249	56,363	2,960
Other liabilities	83,739	4,195	3,057	17,381
Total Liabilities	13,205,437	3,149,863	3,981,405	109,365
NET ASSETS	$1,490,332,885	$551,813,540	$248,643,771	$151,003,961
COMPONENTS OF NET ASSETS
Paid-in capital	$1,344,643,821	$516,969,659	$252,757,489	$154,665,175
Undistributed (Accumulated) net investment income (loss)	9,705,814	7,814,031	1,145,390	664,783
Accumulated net realized gain (loss)	58,653,378	(52,126,851)	(9,122,195)	(418,544)
Unrealized appreciation (depreciation) on investments	78,772,829	79,177,935	3,881,071	(3,907,453)
Unrealized appreciation (depreciation) on futures contracts (Note 6)	(1,048,078)	—	—	—
Unrealized appreciation (depreciation) on
forward foreign currency contracts (Note 7)	(384,181)	—	—	—
Unrealized appreciation (depreciation) on foreign currency/receivables	(10,698)	(21,234)	(17,984)	—
NET ASSETS	$1,490,332,885	$551,813,540	$248,643,771	$151,003,961
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,487,583,877	$513,535,268	$245,931,074	$151,003,961
Shares outstanding (unlimited shares authorized)	138,922,031	51,054,046	24,199,603	15,766,388
Net asset value per share	$10.71	$10.06	$10.16	$9.58
Investor Shares:
Net assets	$2,460,719	$38,106,054	$2,712,697	$—
Shares outstanding (unlimited shares authorized)	231,062	3,798,929	268,147	—
Net asset value per share	$10.65	$10.03	$10.12	$—
Advisor Shares:
Net assets	$288,289	$172,218	$—	$—
Shares outstanding (unlimited shares authorized)	27,306	17,102	—	—
Net asset value per share	$10.56	$10.07	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$7,676,258	$5,247,271	$2,752,170	$3,923,836
Less: foreign taxes withheld	(6,451)	(37,561)	(42,930)	(62,942)
Interest income	543,424	135,757	49,235	236,570
Total Investment Income	8,213,231	5,345,467	2,758,475	4,097,464
EXPENSES
Investment advisory fees	11,536,934	2,665,061	670,503	3,179,942
Service fees – Investor Shares (Note 3)	2,440,438	485,772	119,967	90,561
Business management fees	961,411	222,089	55,875	264,995
Administration, accounting and transfer agent fees	684,018	159,176	40,889	192,656
Miscellaneous expenses	144,735	28,966	10,181	52,192
Professional fees	126,053	44,003	25,733	48,498
Registration fees	103,181	50,445	45,264	68,246
Trustee fees	82,939	19,373	4,903	22,856
Custody fees	61,085	16,366	4,303	20,210
Insurance fees	29,464	6,886	1,872	7,260
Distribution fees – Advisor Shares (Note 3)	14,322	15,103	5,299	472,230
Service fees –Advisor Shares (Note 3)	8,593	9,062	3,179	283,338
Interest expense on line of credit	410	—	—	—
Total Expenses	16,193,583	3,722,302	987,968	4,702,984
NET INVESTMENT INCOME (LOSS)	(7,980,352)	1,623,165	1,770,507	(605,520)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	189,010,520	11,789,560	10,709,083	29,170,107
Net change in unrealized appreciation (depreciation) on:
Investments	301,958,936	63,268,604	(2,043,861)	78,562,772
Foreign receivables	—	133	—	—
Net change in unrealized appreciation (depreciation)	301,958,936	63,268,737	(2,043,861)	78,562,772
NET REALIZED AND UNREALIZED GAIN (LOSS)	490,969,456	75,058,297	8,665,222	107,732,879
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$482,989,104	$76,681,462	$10,435,729	$107,127,359

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	GLOBAL
	GROWTH	GROWTH	FUNDAMENTAL	LEADERS
	FUND*	FUND	VALUE FUND	FUND
INVESTMENT INCOME
Dividend income	$52,447	$3,578,465	$18,223,617	$853,897
Less: foreign taxes withheld	(460)	(38,357)	—	(68,855)
Interest income	4,938	651,360	669,610	22,786
Total Investment Income	56,925	4,191,468	18,893,227	807,828
EXPENSES
Investment advisory fees	53,470	6,378,351	10,798,605	361,760
Registration fees	18,050	104,880	69,418	25,491
Custodian fees	15,290	28,196	41,168	48,080
Professional fees	13,119	61,460	89,818	23,132
Service fees – Investor Shares (Note 3)	12,339	585,625	1,297,471	83,483
Miscellaneous expenses	7,487	85,797	131,081	14,629
Administration, accounting and transfer agent fees	5,415	272,151	454,802	24,393
Business management fees	4,113	375,197	635,212	27,828
Trustee fees	370	32,870	56,045	2,401
Insurance fees	143	8,957	19,740	674
Distribution fees – Advisor Shares (Note 3)	—	53,688	61,715	—
Service fees – Advisor Shares (Note 3)	—	32,213	37,029	—
Total Expenses	129,796	8,019,385	13,692,104	611,871
Expenses waived by adviser – expense cap (Note 3)	(59,874)	—	—	(138,801)
Net Expenses	69,922	8,019,385	13,692,104	473,070
NET INVESTMENT INCOME (LOSS)	(12,997)	(3,827,917)	5,201,123	334,758
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	87,029	16,272,365	90,515,972	870,610
Net change in unrealized appreciation (depreciation) on:
Investments	1,457,376	110,459,513	48,605,436	7,508,843
Foreign receivables	—	—	—	(3,823)
Net change in unrealized appreciation (depreciation)	1,457,376	110,459,513	48,605,436	7,505,020
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,544,405	126,731,878	139,121,408	8,375,630
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,531,408	$122,903,961	$144,322,531	$8,710,388

*  Commenced operations October 2, 2017.  The information presented is for the period from October 2, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	INTERMEDIATE	TOTAL	STRATEGIC	SUSTAINABLE
	INCOME	RETURN	BOND	BOND
	FUND	FUND	FUND	FUND*
INVESTMENT INCOME
Dividend income – unaffiliated	$—	$908	$225,118	$—
Dividend income – affiliated (Note 3)	658,867	—	—	—
Interest income	2,888,339	3,831,845	4,431,139	765,237
Total Investment Income	3,547,206	3,832,753	4,656,257	765,237
EXPENSES
Investment advisory fees	401,710	349,412	525,631	76,326
Business management fees	66,952	58,235	65,704	12,721
Administration, accounting and transfer agent fees	64,982	91,762	129,458	22,463
Service fees – Investor Shares (Note 3)	64,975	1,442	65,596	12,721
Registration fees	34,553	34,703	37,582	24,657
Professional fees	27,351	26,687	27,573	14,020
Miscellaneous expenses	12,028	6,819	9,031	12,710
Distribution fees – Advisor Shares (Note 3)	9,883	—	541	—
Custodian fees	6,472	8,627	12,223	4,274
Trustee fees	5,607	5,161	5,774	1,140
Insurance fees	2,272	1,800	1,902	179
Service fees – Advisor Shares (Note 3)	1,977	—	108	—
Total Expenses	698,762	584,648	881,123	181,211
Expenses waived by adviser – expense cap (Note 3)	—	—	—	(28,558)
Expenses waived by adviser – investments in affiliates (Note 3)	(83,346)	—	—	—
Previously waived expenses recovered by adviser (Note 3)	—	—	36,683	—
Net Expenses	615,416	584,648	917,806	152,653
NET INVESTMENT INCOME (LOSS)	2,931,790	3,248,105	3,738,451	612,584
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(288,972)	(449,900)	(288,146)	(74,948)
Investments – affiliated (Note 3)	(223,434)	—	—	—
Capital gain distribution from other RIC	—	—	10	—
Futures contracts (Note 6)	—	(627,388)	414,729	(20,619)
Net realized gain (loss)	(512,406)	(1,077,288)	126,593	(95,567)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	(2,157,368)	(1,922,164)	(1,537,231)	(749,201)
Investments – affiliated (Note 3)	(420,736)	—	—	—
Futures contracts (Note 6)	—	357,273	(96,569)	(9,784)
Net change in unrealized appreciation (depreciation)	(2,578,104)	(1,564,891)	(1,633,800)	(758,985)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,090,510)	(2,642,179)	(1,507,207)	(854,552)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(158,720)	$605,926	$2,231,244	$(241,968)

*  Commenced operations August 7, 2017.  Information presented is for the period from August 7, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2018

				BROWN
				ADVISORY –
	BROWN	BROWN	BROWN	WMC
	ADVISORY	ADVISORY	ADVISORY	STRATEGIC
	MARYLAND	TAX EXEMPT	MORTGAGE	EUROPEAN
	BOND	BOND	SECURITIES	EQUITY
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$30,273	$29,671,378
Less: foreign taxes withheld	—	—	—	(2,648,591)
Interest income	5,349,984	11,633,470	7,761,366	256,497
Total Investment Income	5,349,984	11,633,470	7,791,639	27,279,284
EXPENSES
Investment advisory fees	553,264	958,397	1,001,027	11,709,843
Service fees – Investor Shares (Note 3)	92,211	159,733	227	19,638
Business management fees	92,211	159,733	166,838	650,547
Administration, accounting and transfer agent fees	86,166	141,982	250,581	468,018
Professional fees	30,536	37,740	39,473	93,579
Miscellaneous expenses	11,387	17,480	21,387	412,072
Trustee fees	8,162	14,003	14,801	57,548
Registration fees	7,182	40,000	33,731	88,869
Custody fees	5,725	10,388	40,287	402,664
Insurance fees	2,989	4,343	5,723	19,555
Distribution fees – Advisor Shares (Note 3)	—	—	—	41,721
Service fees – Advisor Shares (Note 3)	—	—	—	25,033
Interest expense on line of credit	—	—	—	1,766
Total Expenses	889,833	1,543,799	1,574,075	13,990,853
NET INVESTMENT INCOME (LOSS)	4,460,151	10,089,671	6,217,564	13,288,431
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(208,324)	(1,355,285)	(2,679,973)	90,841,223
Futures contracts (Note 6)	—	—	(1,720,471)	(928,272)
Forward foreign currency contracts (Note 7)	—	—	—	(55,291)
Net realized gain (loss)	(208,324)	(1,355,285)	(4,400,444)	89,857,660
Net change in unrealized appreciation (depreciation) on:
Investments	(1,885,045)	18,081	(2,178,522)	(45,618,944)
Futures contracts (Note 6)	—	—	713,975	—
Foreign currency/receivables	—	—	—	(57,253)
Net change in unrealized appreciation (depreciation)	(1,885,045)	18,081	(1,464,547)	(45,676,197)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,093,369)	(1,337,204)	(5,864,991)	44,181,463
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,366,782	$8,752,467	$352,573	$57,469,894

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Year Ended June 30, 2018

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY –
	WMC	SOMERSET	MACQUARIE	BEUTEL
	JAPAN ALPHA	EMERGING	ASIA NEW	GOODMAN
	OPPORTUNITIES	MARKETS	STARS	LARGE-CAP
	FUND	FUND	FUND	VALUE FUND*
INVESTMENT INCOME
Dividend income	$26,427,549	$19,951,526	$5,534,600	$909,012
Less: foreign taxes withheld	(2,642,872)	(2,411,750)	(483,858)	—
Interest income	889,102	298,393	121,670	31,399
Total Investment Income	24,673,779	17,838,169	5,172,412	940,411
EXPENSES
Investment advisory fees	12,789,564	5,903,179	3,381,605	185,906
Business management fees	639,478	327,954	135,264	20,656
Administration, accounting and transfer agent fees	496,561	239,090	104,047	15,816
Custodian fees	307,446	846,543	273,730	7,507
Miscellaneous expenses	300,815	49,327	33,257	4,702
Professional fees	83,545	56,254	34,851	14,920
Registration fees	78,316	64,358	40,667	24,105
Trustee fees	51,031	28,582	11,802	1,829
Insurance fees	16,694	9,624	3,985	187
Service fees – Investor Shares (Note 3)	5,242	193,638	4,653	—
Distribution fees – Advisor Shares (Note 3)	889	631	—	—
Service fees – Advisor Shares (Note 3)	533	379	—	—
Interest expense on line of credit	—	3,461	114	—
Total Expenses	14,770,114	7,723,020	4,023,975	275,628
NET INVESTMENT INCOME (LOSS)	9,903,665	10,115,149	1,148,437	664,783
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	118,589,071	(780,021)	15,605,833	(418,544)
Less: foreign capital gain taxes paid	—	—	(398,218)	—
Futures contracts (Note 6)	(859,571)	—	—	—
Forward foreign currency contracts (Note 7)	2,464,665	—	—	—
Net realized gain (loss)	120,194,165	(780,021)	15,207,615	(418,544)
Net change in unrealized appreciation (depreciation) on:
Investments	(106,931,924)	(8,843,006)	(7,559,281)	(3,907,453)
Futures contracts (Note 6)	(1,285,234)	—	—	—
Forward foreign currency contracts (Note 7)	(384,181)	—	—	—
Foreign currency/receivables	15,987	(25,073)	(17,838)	—
Net change in unrealized appreciation (depreciation)	(108,585,352)	(8,868,079)	(7,577,119)	(3,907,453)
NET REALIZED AND UNREALIZED GAIN (LOSS)	11,608,813	(9,648,100)	7,630,496	(4,325,997)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$21,512,478	$467,049	$8,778,933	$(3,661,214)

*  Commenced operations February 13, 2018.  Information presented is for the period from February 13, 2018 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income (loss)	$(7,980,352)	$(5,558,657)	$1,623,165	$1,796,492
Net realized gain (loss)	189,010,520	237,349,413	11,789,560	9,225,463
Net change in unrealized appreciation (depreciation)	301,958,936	2,508,322	63,268,737	65,792,893
Increase (Decrease) in Net Assets from Operations	482,989,104	234,299,078	76,681,462	76,814,848
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(643,925)	(296,958)
Investor Shares	—	—	(1,422,429)	(1,264,674)
Advisor Shares	—	—	(9,268)	(11,536)
Net realized gain:
Institutional Shares	(23,141,509)	(21,177,151)	—	—
Investor Shares	(120,503,157)	(123,877,317)	—	—
Advisor Shares	(469,496)	(2,370,151)	—	—
Total Distributions to Shareholders	(144,114,162)	(147,424,619)	(2,075,622)	(1,573,168)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	55,826,305	119,319,112	24,771,706	81,914,255
Investor Shares	242,524,550	211,845,143	24,311,427	32,256,785
Advisor Shares	1,099,275	2,984,886	746,297	541,315
Reinvestment of distributions:
Institutional Shares	18,263,760	17,528,304	294,182	116,213
Investor Shares	113,405,269	116,018,940	278,371	330,267
Advisor Shares	435,592	2,309,631	8,519	10,376
Redemption of shares:
Institutional Shares	(112,225,735)	(126,100,789)	(14,207,288)	(16,178,545)
Investor Shares	(352,089,999)	(834,155,207)	(73,507,427)	(133,656,620)
Advisor Shares	(1,740,283)	(33,588,840)	(1,163,850)	(4,314,983)
Redemption fees:
Institutional Shares	311	8	3	456
Investor Shares	1,329	522	82	904
Advisor Shares	96	671	95	6
Shares issued in connection with the acquisition of
the Brown Advisory Value Equity Fund:
Institutional Shares	N/A	N/A	N/A	1,202,936
Investor Shares	N/A	N/A	N/A	41,538,801
Advisor Shares	N/A	N/A	N/A	992,710
Increase (Decrease) from Capital Share Transactions	(34,499,530)	(523,837,619)	(38,467,883)	4,754,876
Increase (Decrease) in Net Assets	304,375,412	(436,963,160)	36,137,957	79,996,556
NET ASSETS
Beginning of period	1,766,453,786	2,203,416,946	417,633,414	337,636,858
End of period	$2,070,829,198	$1,766,453,786	$453,771,371	$417,633,414
Undistributed (Accumulated) net investment income (loss)	$(4,270,996)	$(848,321)	$577,497	$1,031,757
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,520,724	6,213,516	1,176,283	4,821,892
Investor Shares	11,032,342	11,129,360	1,192,054	1,894,148
Advisor Shares	50,292	166,276	34,532	31,755
Reinvestment of distributions:
Institutional Shares	865,991	998,195	14,123	7,005
Investor Shares	5,423,494	6,652,462	13,383	19,920
Advisor Shares	21,867	138,218	409	625
Redemption of shares:
Institutional Shares	(5,087,579)	(6,642,253)	(683,544)	(1,013,033)
Investor Shares	(16,142,426)	(43,687,505)	(3,549,882)	(7,908,695)
Advisor Shares	(84,091)	(1,831,432)	(56,568)	(250,475)
Shares issued in connection with the acquisition of
the Brown Advisory Value Equity Fund (Note 9):
Institutional Shares	N/A	N/A	N/A	72,612
Investor Shares	N/A	N/A	N/A	2,509,981
Advisor Shares	N/A	N/A	N/A	59,882
Increase (Decrease) in shares outstanding	(1,399,386)	(26,863,163)	(1,859,210)	245,617

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income (loss)	$1,770,507	$2,130,205	$(605,520)	$(1,164,258)
Net realized gain (loss)	10,709,083	7,663,911	29,170,107	19,653,792
Net change in unrealized appreciation (depreciation)	(2,043,861)	4,432,257	78,562,772	45,736,422
Increase (Decrease) in Net Assets from Operations	10,435,729	14,226,373	107,127,359	64,225,956
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(512,185)	(300,565)	—	—
Investor Shares	(1,236,776)	(1,754,976)	—	—
Advisor Shares	(24,423)	(45,555)	—	—
Net realized gain:
Institutional Shares	(916,839)	(408,109)	(4,421,769)	(1,045,872)
Investor Shares	(2,572,585)	(3,601,920)	(802,354)	(198,697)
Advisor Shares	(78,544)	(110,477)	(3,143,772)	(1,263,054)
Total Distributions to Shareholders	(5,341,352)	(6,221,602)	(8,367,895)	(2,507,623)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,800,667	30,529,529	122,220,935	100,732,392
Investor Shares	3,156,796	5,936,447	79,916,263	28,660,628
Advisor Shares	11,604	4,735	32,423,797	31,487,091
Reinvestment of distributions:
Institutional Shares	1,168,517	533,195	3,046,077	743,538
Investor Shares	1,369,084	2,223,909	658,241	175,109
Advisor Shares	98,704	145,768	2,961,244	1,188,453
Redemption of shares:
Institutional Shares	(7,864,535)	(16,718,684)	(29,645,324)	(29,877,900)
Investor Shares	(23,608,528)	(44,793,123)	(25,813,176)	(22,743,144)
Advisor Shares	(1,561,239)	(903,287)	(29,567,360)	(91,353,897)
Redemption fees:
Institutional Shares	—	—	379	201
Investor Shares	20	—	848	1,047
Advisor Shares	—	1	759	370
Increase (Decrease) from Capital Share Transactions	(23,428,910)	(23,041,510)	156,202,683	19,013,888
Increase (Decrease) in Net Assets	(18,334,533)	(15,036,739)	254,962,147	80,732,221
NET ASSETS
Beginning of period	113,899,084	128,935,823	430,143,186	349,410,965
End of period	$95,564,551	$113,899,084	$685,105,333	$430,143,186
Undistributed (Accumulated) net investment income (loss)	$85,270	$67,756	$—	$(468,926)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	264,042	2,320,504	5,634,586	5,731,486
Investor Shares	218,695	453,386	3,662,250	1,664,640
Advisor Shares	800	354	1,527,066	1,881,748
Reinvestment of distributions:
Institutional Shares	80,076	40,657	144,982	44,075
Investor Shares	93,297	171,641	31,616	10,461
Advisor Shares	6,755	11,225	144,240	71,766
Redemption of shares:
Institutional Shares	(546,258)	(1,292,954)	(1,402,766)	(1,697,204)
Investor Shares	(1,629,814)	(3,407,417)	(1,177,511)	(1,317,790)
Advisor Shares	(108,542)	(67,821)	(1,445,494)	(5,459,074)
Increase (Decrease) in shares outstanding	(1,620,949)	(1,770,425)	7,118,969	930,108

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY
	MID-CAP GROWTH	BROWN ADVISORY
	FUND	SMALL-CAP GROWTH FUND
	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2018*	2018	2017
OPERATIONS
Net investment income (loss)	$(12,997)	$(3,827,917)	$(2,625,257)
Net realized gain (loss)	87,029	16,272,365	12,097,018
Net change in unrealized appreciation (depreciation)	1,457,376	110,459,513	51,670,727
Increase (Decrease) in Net Assets from Operations	1,531,408	122,903,961	61,142,488
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	(1,427,349)	—
Investor Shares	—	(1,204,104)	—
Advisor Shares	—	(25,859)	—
Net realized gain:
Institutional Shares	—	(4,901,077)	(3,125,896)
Investor Shares	—	(5,113,684)	(9,911,936)
Advisor Shares	—	(261,389)	(1,153,765)
Total Distributions to Shareholders	—	(12,933,462)	(14,191,597)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	251,107,663	153,338,783
Investor Shares	20,644,989	141,526,587	87,942,206
Advisor Shares	—	3,086,119	34,620,167
Reinvestment of distributions:
Institutional Shares	—	5,632,861	2,803,928
Investor Shares	—	3,636,951	6,192,098
Advisor Shares	—	199,271	804,864
Redemption of shares:
Institutional Shares	—	(48,046,237)	(16,925,963)
Investor Shares	(798,980)	(60,450,109)	(62,439,748)
Advisor Shares	—	(20,641,592)	(14,767,401)
Redemption fees:
Institutional Shares	—	9,528	239
Investor Shares	77	316	38
Advisor Shares	—	120	912
Increase (Decrease) from Capital Share Transactions	19,846,086	276,061,478	191,570,123
Increase (Decrease) in Net Assets	21,377,494	386,031,977	238,521,014
NET ASSETS
Beginning of period	—	533,652,097	295,131,083
End of period	$21,377,494	$919,684,074	$533,652,097
Undistributed (Accumulated) net investment income (loss)	$—	$3,777,600	$(1,466,067)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	6,841,265	4,584,294
Investor Shares	1,955,128	7,365,046	5,239,278
Advisor Shares	—	171,520	2,170,147
Reinvestment of distributions:
Institutional Shares	—	150,581	85,694
Investor Shares	—	194,006	377,337
Advisor Shares	—	11,119	51,200
Redemption of shares:
Institutional Shares	—	(1,259,137)	(504,564)
Investor Shares	(72,793)	(3,155,860)	(3,732,469)
Advisor Shares	—	(1,183,625)	(918,376)
Increase (Decrease) in shares outstanding	1,882,335	9,134,915	7,352,541
*  Commenced operations October 2, 2017.  The information presented is for the period from October 2, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY
	FUNDAMENTAL VALUE FUND		GLOBAL LEADERS FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income (loss)	$5,201,123	$6,232,823	$334,758	$123,094
Net realized gain (loss)	90,515,972	33,184,360	870,610	(697,183)
Net change in unrealized appreciation (depreciation)	48,605,436	158,498,930	7,505,020	6,298,725
Increase (Decrease) in Net Assets from Operations	144,322,531	197,916,113	8,710,388	5,724,636
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,681,377)	(988,540)	—	—
Investor Shares	(4,805,086)	(1,873,774)	(43,629)	(53,915)
Advisor Shares	(62,036)	—	—	—
Net realized gain:
Institutional Shares	(13,597,047)	(334,931)	—	—
Investor Shares	(30,834,877)	(1,026,309)	—	—
Advisor Shares	(858,046)	(71,853)	—	—
Total Distributions to Shareholders	(52,838,469)	(4,295,407)	(43,629)	(53,915)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	91,821,131	179,876,139	—	—
Investor Shares	129,081,238	150,643,608	41,258,390	10,428,188
Advisor Shares	4,185,998	4,622,183	—	—
Reinvestment of distributions:
Institutional Shares	11,905,214	1,028,123	—	—
Investor Shares	21,281,919	1,463,959	19,205	27,050
Advisor Shares	890,719	70,862	—	—
Redemption of shares:
Institutional Shares	(61,182,890)	(39,625,716)	—	—
Investor Shares	(172,896,660)	(233,263,118)	(3,185,671)	(3,139,577)
Advisor Shares	(6,814,344)	(41,744,149)	—	—
Redemption fees:
Institutional Shares	83	596	—	—
Investor Shares	836	293	—	—
Advisor Shares	34	17	—	—
Increase (Decrease) from Capital Share Transactions	18,273,278	23,072,797	38,091,924	7,315,661
Increase (Decrease) in Net Assets	109,757,340	216,693,503	46,758,683	12,986,382
NET ASSETS
Beginning of period	1,200,328,511	983,635,008	39,353,773	26,367,391
End of period	$1,310,085,851	$1,200,328,511	$86,112,456	$39,353,773
Undistributed (Accumulated) net investment income (loss)	$2,099,754	$4,459,274	$347,066	$36,421
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,252,145	7,218,027	—	—
Investor Shares	4,590,806	5,983,204	3,053,558	997,773
Advisor Shares	147,739	186,049	—	—
Reinvestment of distributions:
Institutional Shares	416,146	38,734	—	—
Investor Shares	744,919	55,176	1,474	2,772
Advisor Shares	31,366	2,683	—	—
Redemption of shares:
Institutional Shares	(2,158,295)	(1,544,437)	—	—
Investor Shares	(6,120,611)	(9,311,268)	(246,142)	(308,305)
Advisor Shares	(242,164)	(1,599,518)	—	—
Increase (Decrease) in shares outstanding	662,051	1,028,650	2,808,890	692,240

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income (loss)	$2,931,790	$2,678,957	$3,248,105	$2,300,033
Net realized gain (loss)	(512,406)	1,158,501	(1,077,288)	233,570
Net change in unrealized appreciation (depreciation)	(2,578,104)	(3,387,615)	(1,564,891)	(1,459,774)
Increase (Decrease) in Net Assets from Operations	(158,720)	449,843	605,926	1,073,829
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(3,247,038)	(2,343,658)
Investor Shares	(2,930,957)	(2,831,381)	(80,086)	(80,256)
Advisor Shares	(80,947)	(140,836)	—	—
Net realized gain:
Institutional Shares	—	—	—	(98,534)
Investor Shares	—	—	—	(3,277)
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(3,011,904)	(2,972,217)	(3,327,124)	(2,525,725)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	42,259,249	49,027,136
Investor Shares	27,591,617	25,077,370	865,839	3,462,904
Advisor Shares	42,334	38,794	—	—
Reinvestment of distributions:
Institutional Shares	—	—	914,158	612,556
Investor Shares	776,065	724,852	50,718	60,281
Advisor Shares	44,524	86,263	—	—
Redemption of shares:
Institutional Shares	—	—	(26,826,272)	(24,464,517)
Investor Shares	(32,172,093)	(29,404,931)	(896,218)	(2,704,739)
Advisor Shares	(307,597)	(4,833,940)	—	—
Redemption fees:
Institutional Shares	—	—	—	99
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(4,025,150)	(8,311,592)	16,367,474	25,993,720
Increase (Decrease) in Net Assets	(7,195,774)	(10,833,966)	13,646,276	24,541,824
NET ASSETS
Beginning of period	136,038,456	146,872,422	110,353,484	85,811,660
End of period	$128,842,682	$136,038,456	$123,999,760	$110,353,484
Undistributed (Accumulated) net investment income (loss)	$(156,555)	$(169,025)	$22,517	$4,229
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	4,246,452	4,910,349
Investor Shares	2,634,707	2,357,775	86,723	341,146
Advisor Shares	4,147	3,759	—	—
Reinvestment of distributions:
Institutional Shares	—	—	92,154	61,510
Investor Shares	74,019	68,181	5,106	6,013
Advisor Shares	4,334	8,282	—	—
Redemption of shares:
Institutional Shares	—	—	(2,694,044)	(2,439,943)
Investor Shares	(3,073,377)	(2,768,529)	(90,812)	(272,638)
Advisor Shares	(29,898)	(466,686)	—	—
Increase (Decrease) in shares outstanding	(386,068)	(797,218)	1,645,579	2,606,437

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		SUSTAINABLE
	STRATEGIC BOND FUND		BOND FUND
	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2018	2017	2018*
OPERATIONS
Net investment income (loss)	$3,738,451	$1,599,614	$612,584
Net realized gain (loss)	126,593	210,713	(95,567)
Net change in unrealized appreciation (depreciation)	(1,633,800)	723,724	(758,985)
Increase (Decrease) in Net Assets from Operations	2,231,244	2,534,051	(241,968)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(3,754,542)	(1,644,060)	(607,063)
Advisor Shares	(5,508)	(14,139)	—
Total Distributions to Shareholders	(3,760,050)	(1,658,199)	(607,063)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	75,949,692	90,428,155	58,724,426
Advisor Shares	3,026	222,462	—
Reinvestment of distributions:
Investor Shares	715,397	288,868	87,382
Advisor Shares	5,481	13,108	—
Redemption of shares:
Investor Shares	(48,641,279)	(16,143,207)	(3,671,592)
Advisor Shares	(40,830)	(861,525)	—
Redemption fees:
Investor Shares	1,150	25	300
Advisor Shares	—	—	—
Increase (Decrease) from Capital Share Transactions	27,992,637	73,947,886	55,140,516
Increase (Decrease) in Net Assets	26,463,831	74,823,738	54,291,485
NET ASSETS
Beginning of period	114,899,766	40,076,028	—
End of period	$141,363,597	$114,899,766	$54,291,485
Undistributed (Accumulated) net investment income (loss)	$28,984	$(67,975)	$8,564
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	7,918,222	9,446,682	5,962,310
Advisor Shares	316	23,202	—
Reinvestment of distributions:
Investor Shares	74,680	30,161	8,943
Advisor Shares	572	1,370	—
Redemption of shares:
Investor Shares	(5,081,400)	(1,682,618)	(376,045)
Advisor Shares	(4,245)	(89,988)	—
Increase (Decrease) in shares outstanding	2,908,145	7,728,809	5,595,208

*  Commenced operations August 7, 2017.  Information presented is for the period from August 7, 2017 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX EXEMPT BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income (loss)	$4,460,151	$3,794,122	$10,089,671	$7,112,207
Net realized gain (loss)	(208,324)	(80,218)	(1,355,285)	(1,333,781)
Net change in unrealized appreciation (depreciation)	(1,885,045)	(4,730,549)	18,081	(6,441,873)
Increase (Decrease) in Net Assets from Operations	2,366,782	(1,016,645)	8,752,467	(663,447)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(4,460,151)	(3,794,168)	(10,089,715)	(7,112,373)
Net realized gain:
Investor Shares	—	(627,717)	—	—
Total Distributions to Shareholders	(4,460,151)	(4,421,885)	(10,089,715)	(7,112,373)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	35,879,457	99,282,076	246,120,438	141,861,579
Reinvestment of distributions:
Investor Shares	1,054,555	1,035,598	2,167,523	1,288,963
Redemption of shares:
Investor Shares	(35,128,638)	(97,065,553)	(64,647,222)	(111,448,107)
Redemption fees:
Investor Shares	—	—	398	200
Increase (Decrease) from Capital Share Transactions	1,805,374	3,252,121	183,641,137	31,702,635
Increase (Decrease) in Net Assets	(287,995)	(2,186,409)	182,303,889	23,926,815
NET ASSETS
Beginning of period	181,518,367	183,704,776	257,602,141	233,675,326
End of period	$181,230,372	$181,518,367	$439,906,030	$257,602,141
Undistributed (Accumulated) net investment income (loss)	$60	$60	$(160)	$(116)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,393,000	9,426,718	24,817,937	14,282,097
Reinvestment of distributions:
Investor Shares	99,934	97,920	218,428	129,259
Redemption of shares:
Investor Shares	(3,327,151)	(9,255,940)	(6,517,455)	(11,259,154)
Increase (Decrease) in shares outstanding	165,783	268,698	18,518,910	3,152,202

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income (loss)	$6,217,564	$5,716,816	$13,288,431	$11,698,240
Net realized gain (loss)	(4,400,444)	(2,985,711)	89,857,660	273,046
Net change in unrealized appreciation (depreciation)	(1,464,547)	(5,459,374)	(45,676,197)	213,131,625
Increase (Decrease) in Net Assets from Operations	352,573	(2,728,269)	57,469,894	225,102,911
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(7,958,014)	(7,650,400)	(11,440,046)	(12,504,477)
Investor Shares	(9,960)	(17,169)	(101,939)	(101,420)
Advisor Shares	—	—	(150,711)	(6,394)
Net realized gain:
Institutional Shares	—	(2,569,582)	—	—
Investor Shares	—	(5,800)	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(7,967,974)	(10,242,951)	(11,692,696)	(12,612,291)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	39,751,492	88,368,686	339,470,651	180,461,066
Investor Shares	216,903	921,398	11,622,830	5,963,037
Advisor Shares	—	—	16,766,170	10,062,207
Reinvestment of distributions:
Institutional Shares	1,241,725	3,217,466	7,878,218	10,024,075
Investor Shares	9,914	21,133	90,587	97,787
Advisor Shares	—	—	144,260	6,394
Redemption of shares:
Institutional Shares	(75,445,993)	(113,841,299)	(641,379,961)	(284,509,328)
Investor Shares	(638,352)	(1,974,570)	(4,408,236)	(12,990,457)
Advisor Shares	—	—	(14,664,337)	(654,097)
Redemption fees:
Institutional Shares	—	47	1,843	1,001
Investor Shares	—	—	55	—
Advisor Shares	—	—	5	—
Increase (Decrease) from Capital Share Transactions	(34,864,311)	(23,287,139)	(284,477,915)	(91,538,315)
Increase (Decrease) in Net Assets	(42,479,712)	(36,258,359)	(238,700,717)	120,952,305
NET ASSETS
Beginning of period	343,443,185	379,701,544	1,194,598,587	1,073,646,282
End of period	$300,963,473	$343,443,185	$955,897,870	$1,194,598,587
Undistributed (Accumulated) net investment income (loss)	$49,257	$18,945	$13,352,323	$11,692,431
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,037,680	8,791,904	26,506,741	16,985,955
Investor Shares	22,023	92,228	908,527	546,811
Advisor Shares	—	—	1,340,426	881,239
Reinvestment of distributions:
Institutional Shares	126,980	327,155	614,047	1,032,346
Investor Shares	1,011	2,133	7,066	10,071
Advisor Shares	—	—	11,332	661
Redemption of shares:
Institutional Shares	(7,741,968)	(11,431,849)	(50,042,495)	(27,468,737)
Investor Shares	(64,569)	(195,291)	(344,483)	(1,261,668)
Advisor Shares	—	—	(1,166,163)	(61,070)
Increase (Decrease) in shares outstanding	(3,618,843)	(2,413,720)	(22,165,002)	(9,334,392)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY –		BROWN ADVISORY –
	WMC JAPAN ALPHA		SOMERSET EMERGING
	OPPORTUNITIES FUND		MARKETS FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017
OPERATIONS
Net investment income (loss)	$9,903,665	$12,204,136	$10,115,149	$6,905,565
Net realized gain (loss)	120,194,165	202,544,697	(780,021)	(22,275,180)
Net change in unrealized appreciation (depreciation)	(108,585,352)	118,599,837	(8,868,079)	107,847,138
Increase (Decrease) in Net Assets from Operations	21,512,478	333,348,670	467,049	92,477,523
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(4,634,486)	(4,318,101)
Investor Shares	—	—	(1,520,480)	(2,188,677)
Advisor Shares	—	—	(1,572)	(1,624)
Net realized gain:
Institutional Shares	(89,654,329)	—	—	—
Investor Shares	(275,411)	—	—	—
Advisor Shares	(29,957)	—	—	—
Total Distributions to Shareholders	(89,959,697)	—	(6,156,538)	(6,508,402)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	695,456,636	1,045,283,865	268,323,043	95,997,254
Investor Shares	1,836,749	2,155,914	12,555,778	20,716,006
Advisor Shares	9,524	56,165	15,769	16,703
Reinvestment of distributions:
Institutional Shares	24,849,668	—	1,577,593	1,750,302
Investor Shares	224,178	—	1,425,207	2,152,636
Advisor Shares	29,197	—	1,571	1,624
Redemption of shares:
Institutional Shares	(150,105,105)	(2,221,364,487)	(139,753,965)	(67,106,538)
Investor Shares	(2,238,481)	(1,290,024)	(177,784,349)	(65,282,879)
Advisor Shares	(137,976)	(467,014)	(104,083)	(83,388)
Redemption fees:
Institutional Shares	60	10,627	87	94
Investor Shares	40	—	—	—
Advisor Shares	1	—	—	—
Increase (Decrease) from Capital Share Transactions	569,924,491	(1,175,614,954)	(33,743,349)	(11,838,186)
Increase (Decrease) in Net Assets	501,477,272	(842,266,284)	(39,432,838)	74,130,935
NET ASSETS
Beginning of period	988,855,613	1,831,121,897	591,246,378	517,115,443
End of period	$1,490,332,885	$988,855,613	$551,813,540	$591,246,378
Undistributed (Accumulated) net investment income (loss)	$9,705,814	$(16,075,640)	$7,814,031	$4,336,702
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	59,396,066	106,706,685	23,671,478	10,479,269
Investor Shares	154,623	212,688	1,152,310	2,316,631
Advisor Shares	827	6,003	1,423	1,899
Reinvestment of distributions:
Institutional Shares	2,187,471	—	142,382	207,136
Investor Shares	19,821	—	128,745	255,052
Advisor Shares	2,602	—	141	191
Redemption of shares:
Institutional Shares	(13,150,538)	(223,388,247)	(12,830,641)	(7,274,648)
Investor Shares	(202,674)	(134,436)	(15,549,972)	(7,106,002)
Advisor Shares	(12,053)	(48,232)	(9,249)	(9,519)
Increase (Decrease) in shares outstanding	48,396,145	(116,645,539)	(3,293,383)	(1,129,991)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY –		BEUTEL GOODMAN
	MACQUARIE ASIA		LARGE-CAP
	NEW STARS FUND		VALUE FUND
	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2018	2017	2018*
OPERATIONS
Net investment income (loss)	$1,148,437	$527,679	$664,783
Net realized gain (loss)	15,207,615	14,763,577	(418,544)
Net change in unrealized appreciation (depreciation)	(7,577,119)	(720,513)	(3,907,453)
Increase (Decrease) in Net Assets from Operations	8,778,933	14,570,743	(3,661,214)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(885,536)	—	—
Investor Shares	(5,842)	—	—
Total Distributions to Shareholders	(891,378)	—	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	67,000,059	94,155,195	158,358,440
Investor Shares	3,005,699	2,866,009	—
Reinvestment of distributions:
Institutional Shares	155,941	—	—
Investor Shares	5,768	—	—
Redemption of shares:
Institutional Shares	(68,869,669)	(80,949,002)	(3,694,661)
Investor Shares	(4,189,553)	(4,974,688)	—
Redemption fees:
Institutional Shares	886	1,853	1,396
Investor Shares	—	50	—
Increase (Decrease) from Capital Share Transactions	(2,890,869)	11,099,417	154,665,175
Increase (Decrease) in Net Assets	4,996,686	25,670,160	151,003,961
NET ASSETS
Beginning of period	243,647,085	217,976,925	—
End of period	$248,643,771	$243,647,085	$151,003,961
Undistributed (Accumulated) net investment income (loss)	$1,145,390	$393,440	$664,783
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,317,265	10,353,255	16,152,897
Investor Shares	280,867	310,586	—
Reinvestment of distributions:
Institutional Shares	14,466	—	—
Investor Shares	537	—	—
Redemption of shares:
Institutional Shares	(6,427,343)	(9,199,650)	(386,509)
Investor Shares	(403,317)	(535,893)	—
Increase (Decrease) in shares outstanding	(217,525)	928,298	15,766,388

*  Commenced operations February 13, 2018.  Information presented is for the period from February 13, 2018 to June 30, 2018.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From							Ratios to Average Net Assets(b)
				Net
For a Share Outstanding Throughout Each Fiscal Period:				Realized					Net		Net
		Net Asset	Net	&					Asset		Assets at		Net
		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/17	06/30/18	$20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	$23.91	28.89%	$289,434		(0.29)%	0.71%	0.71%	25%
07/01/16	06/30/17	19.16	(0.03)	2.47	2.44	—	(1.57)	(1.57)	20.03	13.91	276,592		(0.16)	0.72	0.72	40
07/01/15	06/30/16	20.33	(0.02)	0.13	0.11	—	(1.28)	(1.28)	19.16	0.49	253,640		(0.12)	0.72	0.72	24
07/01/14	06/30/15	19.10	0.02	1.82	1.84	—	(0.61)	(0.61)	20.33	9.73	259,098		0.09	0.72	0.72	24
07/01/13	06/30/14	16.22	—	2.99	2.99	—	(0.11)	(0.11)	19.10	18.46	233,627		0.03	0.74	0.74	25

Investor Shares*
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25
07/01/16	06/30/17	19.06	(0.06)	2.46	2.40	—	(1.57)	(1.57)	19.89	13.77	1,484,383		(0.31)	0.87	0.87	40
07/01/15	06/30/16	20.26	(0.05)	0.13	0.08	—	(1.28)	(1.28)	19.06	0.34	1,916,472		(0.27)	0.87	0.87	24
07/01/14	06/30/15	19.07	(0.01)	1.81	1.80	—	(0.61)	(0.61)	20.26	9.54	2,143,325		(0.06)	0.87	0.87	24
07/01/13	06/30/14	16.21	(0.02)	2.99	2.97	—	(0.11)	(0.11)	19.07	18.35	2,497,036		(0.12)	0.89	0.89	25

Advisor Shares*
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25
07/01/16	06/30/17	18.35	(0.10)	2.36	2.26	—	(1.57)	(1.57)	19.04	13.53	5,479		(0.56)	1.12	1.12	40
07/01/15	06/30/16	19.60	(0.10)	0.13	0.03	—	(1.28)	(1.28)	18.35	0.09	33,304		(0.52)	1.12	1.12	24
07/01/14	06/30/15	18.51	(0.06)	1.76	1.70	—	(0.61)	(0.61)	19.60	9.28	44,587		(0.31)	1.12	1.12	24
07/01/13	06/30/14	15.78	(0.07)	2.91	2.84	—	(0.11)	(0.11)	18.51	18.02	48,632		(0.37)	1.14	1.14	25

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15
07/01/16	06/30/17	15.15	0.11	3.37	3.48	(0.10)	—	(0.10)	18.53	23.05	101,431		0.61	0.73	0.73	15
07/01/15	06/30/16	15.92	0.11	(0.77)	(0.66)	(0.11)	—	(0.11)	15.15	(4.16)	24,012		0.71	0.73	0.73	15
07/01/14	06/30/15	14.81	0.12	1.08	1.20	(0.09)	—	(0.09)	15.92	8.09	4,240		0.76	0.76	0.76	7
07/01/13	06/30/14	12.28	0.09	2.49	2.58	(0.05)	—	(0.05)	14.81	21.06	3,126		0.66	0.82	0.81	15

Investor Shares*
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15
07/01/16	06/30/17	15.12	0.08	3.37	3.45	(0.07)	—	(0.07)	18.50	22.90	310,360		0.46	0.88	0.88	15
07/01/15	06/30/16	15.89	0.08	(0.76)	(0.68)	(0.09)	—	(0.09)	15.12	(4.30)	306,456		0.56	0.88	0.88	15
07/01/14	06/30/15	14.79	0.10	1.07	1.17	(0.07)	—	(0.07)	15.89	7.92	268,569		0.61	0.91	0.91	7
07/01/13	06/30/14	12.28	0.07	2.48	2.55	(0.04)	—	(0.04)	14.79	20.78	162,615		0.51	0.97	0.96	15

Advisor Shares*
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15
07/01/16	06/30/17	15.12	0.04	3.37	3.41	(0.03)	—	(0.03)	18.50	22.56	5,842		0.21	1.13	1.13	15
07/01/15	06/30/16	15.88	0.05	(0.77)	(0.72)	(0.04)	—	(0.04)	15.12	(4.56)	7,168		0.31	1.13	1.13	15
07/01/14	06/30/15	14.77	0.06	1.07	1.13	(0.02)	—	(0.02)	15.88	7.68	11,540		0.36	1.16	1.16	7
07/01/13	06/30/14	12.28	0.04	2.48	2.52	(0.03)	—	(0.03)	14.77	20.52	14,831		0.26	1.22	1.21	15

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From							Ratios to Average Net Assets(b)
				Net
For a Share Outstanding Throughout Each Fiscal Period:				Realized					Net		Net
		Net Asset	Net	&					Asset		Assets at		Net
		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/17	06/30/18	$13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	$14.41	9.51%	$27,975		1.70%	0.77%	0.77%	14%
07/01/16	06/30/17	12.87	0.26	1.41	1.67	(0.26)	(0.48)	(0.74)	13.80	13.36	29,587		1.94	0.77	0.77	7
07/01/15	06/30/16	13.14	0.28	(0.13)	0.15	(0.29)	(0.13)	(0.42)	12.87	1.31	13,840		2.24	0.75	0.75	17
07/01/14	06/30/15	13.70	0.29	0.08	0.37	(0.30)	(0.63)	(0.93)	13.14	2.60	18,134		2.16	0.75	0.75	18
07/01/13	06/30/14	12.16	0.29	1.99	2.28	(0.29)	(0.45)	(0.74)	13.70	19.30	17,663		2.23	0.77	0.77	32

Investor Shares*
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14
07/01/16	06/30/17	12.86	0.24	1.42	1.66	(0.24)	(0.48)	(0.72)	13.80	13.28	81,890		1.79	0.92	0.92	7
07/01/15	06/30/16	13.13	0.26	(0.13)	0.13	(0.27)	(0.13)	(0.40)	12.86	1.15	112,116		2.09	0.90	0.90	17
07/01/14	06/30/15	13.69	0.27	0.08	0.35	(0.28)	(0.63)	(0.91)	13.13	2.45	183,001		2.01	0.90	0.90	18
07/01/13	06/30/14	12.16	0.27	1.98	2.25	(0.27)	(0.45)	(0.72)	13.69	19.04	180,372		2.08	0.92	0.92	32

Advisor Shares*
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14
07/01/16	06/30/17	12.84	0.20	1.43	1.63	(0.21)	(0.48)	(0.69)	13.78	13.02	2,422		1.54	1.17	1.17	7
07/01/15	06/30/16	13.11	0.23	(0.13)	0.10	(0.24)	(0.13)	(0.37)	12.84	0.90	2,980		1.84	1.15	1.15	17
07/01/14	06/30/15	13.67	0.24	0.07	0.31	(0.24)	(0.63)	(0.87)	13.11	2.19	3,148		1.76	1.15	1.15	18
07/01/13	06/30/14	12.14	0.24	1.98	2.22	(0.24)	(0.45)	(0.69)	13.67	18.79	3,298		1.83	1.17	1.17	32

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29
07/01/16	06/30/17	16.05	(0.02)	3.03	3.01	—	(0.12)	(0.12)	18.94	18.83	221,177		(0.10)	0.73	0.73	41
07/01/15	06/30/16	15.69	(0.02)	1.13	1.11	—	(0.75)	(0.75)	16.05	7.17	122,008		(0.11)	0.74	0.74	30
07/01/14	06/30/15	14.11	(0.02)	1.91	1.89	—	(0.31)	(0.31)	15.69	13.50	67,789		(0.11)	0.75	0.75	37
07/01/13	06/30/14	11.64	—	2.61	2.61	—	(0.14)	(0.14)	14.11	22.51	30,374		(0.01)	0.77	0.77	30

Investor Shares*
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29
07/01/16	06/30/17	15.94	(0.04)	3.00	2.96	—	(0.12)	(0.12)	18.78	18.65	36,954		(0.25)	0.88	0.88	41
07/01/15	06/30/16	15.61	(0.04)	1.12	1.08	—	(0.75)	(0.75)	15.94	7.01	25,676		(0.26)	0.89	0.89	30
07/01/14	06/30/15	14.06	(0.04)	1.90	1.86	—	(0.31)	(0.31)	15.61	13.34	11,206		(0.26)	0.90	0.90	37
07/01/13	06/30/14	11.62	(0.02)	2.60	2.58	—	(0.14)	(0.14)	14.06	22.29	46,823		(0.16)	0.92	0.92	30

Advisor Shares*
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
07/01/16	06/30/17	15.78	(0.08)	2.96	2.88	—	(0.12)	(0.12)	18.54	18.33	172,012		(0.50)	1.13	1.13	41
07/01/15	06/30/16	15.50	(0.08)	1.11	1.03	—	(0.75)	(0.75)	15.78	6.73	201,727		(0.51)	1.14	1.14	30
07/01/14	06/30/15	14.00	(0.07)	1.88	1.81	—	(0.31)	(0.31)	15.50	13.03	137,410		(0.51)	1.15	1.15	37
07/01/13	06/30/14	11.60	(0.05)	2.59	2.54	—	(0.14)	(0.14)	14.00	21.99	132,846		(0.41)	1.17	1.17	30
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From							Ratios to Average Net Assets(b)
				Net
For a Share Outstanding Throughout Each Fiscal Period:				Realized					Net		Net
		Net Asset	Net	&					Asset		Assets at		Net
		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Investor Shares*
10/02/17^	06/30/18	$10.00	$(0.01)	$1.37	$1.36	—	—	—	$11.36	13.60%	$21,377		(0.16)%	0.85%	1.58%	29%

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30
07/01/16	06/30/17	31.19	(0.16)	5.25	5.09	—	(1.13)	(1.13)	35.15	16.57	165,615		(0.49)	0.98	0.98	22
07/01/15	06/30/16	35.91	(0.14)	0.51	0.37	—	(5.09)	(5.09)	31.19	1.61	17,037		(0.45)	0.98	0.98	32
07/01/14	06/30/15	35.85	(0.18)	4.45	4.27	—	(4.21)	(4.21)	35.91	12.98	12,841		(0.51)	0.99	0.99	28
07/01/13	06/30/14	31.67	(0.22)	6.08	5.86	—	(1.68)	(1.68)	35.85	18.59	8,497		(0.63)	1.01	1.01	19

Investor Shares*
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30
07/01/16	06/30/17	15.65	(0.11)	2.63	2.52	—	(0.56)	(0.56)	17.61	16.40	335,185		(0.64)	1.13	1.13	22
07/01/15	06/30/16	18.05	(0.10)	0.26	0.16	—	(2.56)	(2.56)	15.65	1.43	268,390		(0.60)	1.13	1.13	32
07/01/14	06/30/15	18.04	(0.11)	2.24	2.13	—	(2.12)	(2.12)	18.05	12.86	262,426		(0.66)	1.14	1.14	28
07/01/13	06/30/14	15.96	(0.14)	3.07	2.93	—	(0.85)	(0.85)	18.04	18.42	285,287		(0.78)	1.16	1.16	19

Advisor Shares*
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30
07/01/16	06/30/17	15.02	(0.14)	2.51	2.37	—	(0.54)	(0.54)	16.85	16.04	32,852		(0.89)	1.38	1.38	22
07/01/15	06/30/16	17.35	(0.13)	0.26	0.13	—	(2.46)	(2.46)	15.02	1.27	9,704		(0.85)	1.38	1.38	32
07/01/14	06/30/15	17.39	(0.15)	2.15	2.00	—	(2.04)	(2.04)	17.35	12.54	6,348		(0.91)	1.39	1.39	28
07/01/13	06/30/14	15.43	(0.18)	2.96	2.78	—	(0.82)	(0.82)	17.39	18.07	7,300		(1.03)	1.41	1.41	19

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32
07/01/16	06/30/17	22.75	0.17	4.31	4.48	(0.09)	(0.03)	(0.12)	27.11	19.73	341,038		0.68	0.97	0.97	30
07/01/15	06/30/16	23.61	0.13	(0.44)	(0.31)	(0.10)	(0.45)	(0.55)	22.75	(1.17)	156,205		0.59	0.98	0.98	30
07/01/14	06/30/15	23.96	0.10	0.86	0.96	(0.14)	(1.17)	(1.31)	23.61	4.04	75,994		0.43	0.98	0.98	26
07/01/13	06/30/14	20.06	0.12	4.91	5.03	(0.19)	(0.94)	(1.13)	23.96	25.37	19,515		0.51	1.00	1.00	30

Investor Shares*
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32
07/01/16	06/30/17	22.73	0.13	4.31	4.44	(0.06)	(0.03)	(0.09)	27.08	19.54	834,317		0.53	1.12	1.12	30
07/01/15	06/30/16	23.59	0.10	(0.44)	(0.34)	(0.07)	(0.45)	(0.52)	22.73	(1.32)	774,547		0.44	1.13	1.13	30
07/01/14	06/30/15	23.94	0.07	0.86	0.93	(0.11)	(1.17)	(1.28)	23.59	3.90	748,003		0.28	1.13	1.13	26
07/01/13	06/30/14	20.06	0.08	4.90	4.98	(0.16)	(0.94)	(1.10)	23.94	25.13	567,799		0.36	1.15	1.15	30

Advisor Shares*
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32
07/01/16	06/30/17	22.62	0.07	4.29	4.36	—	(0.03)	(0.03)	26.95	19.29	24,974		0.28	1.37	1.37	30
07/01/15	06/30/16	23.48	0.04	(0.44)	(0.40)	(0.01)	(0.45)	(0.46)	22.62	(1.58)	52,883		0.19	1.38	1.38	30
07/01/14	06/30/15	23.87	0.01	0.85	0.86	(0.08)	(1.17)	(1.25)	23.48	3.61	58,583		0.03	1.38	1.38	26
07/01/13	06/30/14	20.01	0.02	4.89	4.91	(0.11)	(0.94)	(1.05)	23.87	24.83	21,416		0.11	1.40	1.40	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From							Ratios to Average Net Assets(b)
				Net
For a Share Outstanding Throughout Each Fiscal Period:				Realized					Net		Net
		Net Asset	Net	&					Asset		Assets at		Net
		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GLOBAL LEADERS FUND:

Investor Shares*
07/01/17	06/30/18	$11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	$13.82	20.28%	$86,112		0.60%	0.85%	1.10%	26%
07/01/16	06/30/17	9.65	0.04	1.83	1.87	(0.02)	—	(0.02)	11.50	19.39	39,354		0.39	0.85	1.16	35
07/01/15^	06/30/16	10.00	0.05	(0.40)	(0.35)	—	—	—	9.65	(3.50)	26,367		0.55	0.85	1.41	53

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35
07/01/16	06/30/17	10.78	0.20	(0.16)	0.04	(0.22)	—	(0.22)	10.60	0.40	131,941		1.88	0.45	0.51	62
07/01/15	06/30/16	10.63	0.20	0.22	0.42	(0.21)	(0.06)	(0.27)	10.78	3.99	137,900		1.92	0.43	0.50	68
07/01/14	06/30/15	10.74	0.19	(0.08)	0.11	(0.22)	—	(0.22)	10.63	1.01	140,006		1.78	0.45	0.50	130
07/01/13	06/30/14	10.85	0.17	0.12	0.29	(0.18)	(0.22)	(0.40)	10.74	2.66	207,371		1.54	0.52	0.52	162

Advisor Shares*
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35
07/01/16	06/30/17	10.56	0.17	(0.15)	0.02	(0.20)	—	(0.20)	10.38	0.16	4,098		1.63	0.70	0.76	62
07/01/15	06/30/16	10.42	0.17	0.21	0.38	(0.18)	(0.06)	(0.24)	10.56	3.71	8,972		1.67	0.68	0.75	68
07/01/14	06/30/15	10.53	0.16	(0.08)	0.08	(0.19)	—	(0.19)	10.42	0.78	9,608		1.53	0.70	0.75	130
07/01/13	06/30/14	10.65	0.14	0.11	0.25	(0.15)	(0.22)	(0.37)	10.53	2.36	12,613		1.29	0.77	0.77	162

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209
07/01/16	06/30/17	10.18	0.24	(0.16)	0.08	(0.25)	(0.01)	(0.26)	10.00	0.80	107,686		2.36	0.51	0.51	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.46	83,854		2.55	0.51	0.51	218
10/30/14^	06/30/15	10.00	0.13	(0.19)	(0.06)	(0.11)	—	(0.11)	9.83	(0.60)	73,735		1.89	0.54	0.54	235

Investor Shares*
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209
07/01/16	06/30/17	10.18	0.23	(0.16)	0.07	(0.24)	(0.01)	(0.25)	10.00	0.75	2,668		2.31	0.56	0.56	216
07/01/15	06/30/16	9.83	0.25	0.37	0.62	(0.27)	—	(0.27)	10.18	6.40	1,957		2.50	0.56	0.56	218
10/30/14^	06/30/15	10.00	0.12	(0.18)	(0.06)	(0.11)	—	(0.11)	9.83	(0.63)	9,081		1.84	0.59	0.59	235

BROWN ADVISORY STRATEGIC BOND FUND:

Investor Shares*
07/01/17	06/30/18	9.61	0.27	(0.10)	0.17	(0.27)	—	(0.27)	9.51	1.80	141,150		2.85	0.70	0.67	200
07/01/16	06/30/17	9.47	0.23	0.14	0.37	(0.23)	—	(0.23)	9.61	3.92	114,651		2.39	0.70	0.72	259
07/01/15	06/30/16	9.83	0.30	(0.19)	0.11	(0.47)	—	(0.47)	9.47	1.18	39,211		3.21	0.70	0.73	288
10/31/14^	06/30/15	10.07	0.16	(0.35)	(0.19)	(0.05)	—	(0.05)	9.83	(1.85)	59,680		2.42	0.70	0.72	317

Advisor Shares*
07/01/17	06/30/18	9.61	0.25	(0.10)	0.15	(0.25)	—	(0.25)	9.51	1.54	214		2.60	0.95	0.92	200
07/01/16	06/30/17	9.47	0.20	0.14	0.34	(0.20)	—	(0.20)	9.61	3.65	248		2.14	0.95	0.97	259
07/01/15	06/30/16	9.82	0.28	(0.20)	0.08	(0.43)	—	(0.43)	9.47	0.84	865		2.96	0.95	0.98	288
07/01/14	06/30/15	10.04	0.19	(0.37)	(0.18)	(0.04)	—	(0.04)	9.82	(1.80)	1,692		1.91	1.21	1.22	317
07/01/13	06/30/14	9.68	(0.01)	0.42	0.41	(0.05)	—	(0.05)	10.04	4.22	24,399		(0.07)	1.33	1.33	1,010

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From								Ratios to Average Net Assets(b)
				Net
For a Share Outstanding Throughout Each Fiscal Period:				Realized						Net		Net
		Net Asset	Net	&						Asset		Assets at		Net
		Value,	Investment	Unrealized		Net	Net			Value,		End of		Investment		Gross	Portfolio
		Beginning	Income	Gains		Investment	Realized			End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains		Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SUSTAINABLE BOND FUND:

Investor Shares*
08/07/17^	06/30/18	$10.00	$0.21	$(0.34)	$(0.13)	$(0.17)	$—		$(0.17)	$9.70	(1.27)%	$54,291		2.41%	0.60%	0.71%	64%

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—		(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25
07/01/16	06/30/17	10.92	0.23	(0.26)	(0.03)	(0.23)	(0.04)		(0.27)	10.62	(0.27)	181,518		2.14	0.49	0.49	53
07/01/15	06/30/16	10.65	0.23	0.32	0.55	(0.23)	(0.05)		(0.28)	10.92	5.24	183,705		2.12	0.48	0.48	80
07/01/14	06/30/15	10.82	0.18	(0.12)	0.06	(0.18)	(0.05)		(0.23)	10.65	0.58	199,469		1.66	0.49	0.49	61
07/01/13	06/30/14	10.81	0.21	0.10	0.31	(0.21)	(0.09)		(0.30)	10.82	2.94	205,717		1.99	0.52	0.52	56

BROWN ADVISORY TAX EXEMPT BOND FUND:

Investor Shares*
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—		(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55
07/01/16	06/30/17	10.26	0.29	(0.32)	(0.03)	(0.29)	—		(0.29)	9.94	(0.29)	257,602		2.88	0.49	0.49	55
07/01/15	06/30/16	9.93	0.25	0.33	0.58	(0.25)	—		(0.25)	10.26	5.94	233,675		2.51	0.49	0.49	119
07/01/14	06/30/15	10.03	0.18	(0.10)	0.08	(0.18)	—		(0.18)	9.93	0.78	224,154		1.78	0.50	0.50	109
07/01/13	06/30/14	9.84	0.19	0.19	0.38	(0.19)	(—	)(e)	(0.19)	10.03	3.94	205,177		1.96	0.52	0.52	157

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—		(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336
07/01/16	06/30/17	10.20	0.15	(0.21)	(0.06)	(0.20)	(0.07)		(0.27)	9.87	(0.52)	342,705		1.53	0.46	0.46	414
07/01/15	06/30/16	10.06	0.22	0.21	0.43	(0.25)	(0.04)		(0.29)	10.20	4.32	377,908		2.12	0.45	0.45	244
07/01/14	06/30/15	10.16	0.27	0.01	0.28	(0.30)	(0.08)		(0.38)	10.06	2.74	206,299		2.68	0.47	0.47	147
05/13/14^	06/30/14	10.15	0.03	0.02	0.05	(0.04)	—		(0.04)	10.16	0.49	131,415		1.98	0.52	0.52	88

Investor Shares*
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—		(0.23)	9.66	0.21	321		1.81	0.52	0.52	336
07/01/16	06/30/17	10.21	0.15	(0.22)	(0.07)	(0.20)	(0.07)		(0.27)	9.87	(0.68)	738		1.48	0.51	0.51	414
07/01/15	06/30/16	10.06	0.21	0.22	0.43	(0.24)	(0.04)		(0.28)	10.21	4.33	1,793		2.07	0.50	0.50	244
07/01/14	06/30/15	10.16	0.27	—	0.27	(0.29)	(0.08)		(0.37)	10.06	2.68	28,649		2.63	0.52	0.52	147
12/26/13^	06/30/14	10.00	0.10	0.16	0.26	(0.10)	—		(0.10)	10.16	2.62	67,776		1.93	0.57	0.57	88

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From							Ratios to Average Net Assets(b)
				Net
For a Share Outstanding Throughout Each Fiscal Period:				Realized					Net		Net
		Net Asset	Net	&					Asset		Assets at		Net
		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/17	06/30/18	$12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	$12.42	3.97%	$927,916		1.03%	1.07%	1.07%	33%
07/01/16	06/30/17	9.90	0.12	2.16	2.28	(0.13)	—	(0.13)	12.05	23.32	1,176,492		1.10	1.09	1.09	27
07/01/15	06/30/16	10.20	0.13	(0.40)	(0.27)	(0.03)	—	(0.03)	9.90	(2.68)	1,059,870		1.30	1.11	1.11	31
07/01/14	06/30/15	10.46	0.14	(0.29)	(0.15)	(0.11)	—	(0.11)	10.20	(1.42)	240,182		1.35	1.13	1.13	48
10/21/13^	06/30/14	10.00	0.14	0.32	0.46	—	—	—	10.46	4.60	202,616		2.01	1.23	1.23	25

Investor Shares*
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33
07/01/16	06/30/17	9.90	0.10	2.17	2.27	(0.12)	—	(0.12)	12.05	23.18	7,367		0.95	1.24	1.24	27
07/01/15	06/30/16	10.19	0.12	(0.41)	(0.29)	—	—	—	9.90	(2.85)	13,031		1.15	1.26	1.26	31
07/01/14	06/30/15	10.45	0.12	(0.29)	(0.17)	(0.09)	—	(0.09)	10.19	(1.56)	25,840		1.20	1.28	1.28	48
10/21/13^	06/30/14	10.00	0.13	0.32	0.45	—	—	—	10.45	4.50	18,011		1.86	1.38	1.38	25

Advisor Shares*
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33
07/01/16	06/30/17	9.85	0.08	2.15	2.23	(0.10)	—	(0.10)	11.98	22.91	10,740		0.70	1.49	1.49	27
07/01/15	06/30/16	10.17	0.09	(0.41)	(0.32)	—	—	—	9.85	(3.15)	745		0.90	1.51	1.51	31
07/01/14	06/30/15	10.44	0.10	(0.29)	(0.19)	(0.08)	—	(0.08)	10.17	(1.78)	1,076		0.95	1.53	1.53	48
10/21/13^	06/30/14	10.00	0.11	0.33	0.44	—	—	—	10.44	4.40	240		1.61	1.63	1.63	25

BROWN ADVISORY – WMC JAPAN ALPHA OPPORTUNITIES FUND:

Institutional Shares*
07/01/17	06/30/18	10.89	0.09	0.70	0.79	—	(0.97)	(0.97)	10.71	6.75	1,487,584		0.77	1.15	1.15	62
07/01/16	06/30/17	8.83	0.08	1.98	2.06	—	—	—	10.89	23.33	985,654		0.80	1.15	1.15	100
07/01/15	06/30/16	12.83	0.06	(2.91)	(2.85)	(0.95)	(0.20)	(1.15)	8.83	(24.02)	1,828,840		0.53	1.14	1.14	105
07/01/14	06/30/15	10.50	0.05	2.86	2.91	(0.51)	(0.07)	(0.58)	12.83	28.62	1,582,214		0.41	1.15	1.15	70
03/04/14^	06/30/14	10.00	0.05	0.45	0.50	—	—	—	10.50	5.00	1,080,717		1.59	1.21	1.21	26

Investor Shares*
07/01/17	06/30/18	10.85	0.07	0.70	0.77	—	(0.97)	(0.97)	10.65	6.58	2,461		0.62	1.30	1.30	62
07/01/16	06/30/17	8.81	0.07	1.97	2.04	—	—	—	10.85	23.16	2,814		0.65	1.30	1.30	100
07/01/15	06/30/16	12.82	0.04	(2.91)	(2.87)	(0.94)	(0.20)	(1.14)	8.81	(24.20)	1,595		0.38	1.29	1.29	105
07/01/14	06/30/15	10.49	0.03	2.87	2.90	(0.50)	(0.07)	(0.57)	12.82	28.57	25,628		0.26	1.30	1.30	70
03/04/14^	06/30/14	10.00	0.05	0.44	0.49	—	—	—	10.49	4.90	4,522		1.44	1.36	1.36	26

Advisor Shares*
07/01/17	06/30/18	10.79	0.04	0.70	0.74	—	(0.97)	(0.97)	10.56	6.33	288		0.37	1.55	1.55	62
07/01/16	06/30/17	8.78	0.04	1.97	2.01	—	—	—	10.79	22.89	388		0.40	1.55	1.55	100
07/01/15	06/30/16	12.79	0.01	(2.90)	(2.89)	(0.92)	(0.20)	(1.12)	8.78	(24.39)	687		0.13	1.54	1.54	105
07/01/14	06/30/15	10.48	—	2.87	2.87	(0.49)	(0.07)	(0.56)	12.79	28.22	1,670		0.01	1.55	1.55	70
03/04/14^	06/30/14	10.00	0.04	0.44	0.48	—	—	—	10.48	4.80	59		1.19	1.61	1.61	26

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

			From Investment Operations(a)			Distributions to Shareholders From							Ratios to Average Net Assets(b)
				Net
For a Share Outstanding Throughout Each Fiscal Period:				Realized					Net		Net
		Net Asset	Net	&					Asset		Assets at		Net
		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND:

Institutional Shares*
07/01/17	06/30/18	$10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	$10.06	(0.12)%	$513,535		1.57%	1.15%	1.15%	13%
07/01/16	06/30/17	8.73	0.12	1.43	1.55	(0.11)	—	(0.11)	10.17	18.04	407,616		1.31	1.17	1.17	23
07/01/15	06/30/16	9.74	0.13	(1.05)	(0.92)	(0.09)	—	(0.09)	8.73	(9.40)	319,993		1.56	1.17	1.17	19
07/01/14	06/30/15	10.22	0.13	(0.46)	(0.33)	(0.15)	—	(0.15)	9.74	(3.22)	268,530		1.31	1.22	1.22	22
07/01/13	06/30/14	9.52	0.20	0.61	0.81	(0.11)	—	(0.11)	10.22	8.62	193,676		2.08	1.25	1.25	19

Investor Shares*
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13
07/01/16	06/30/17	8.71	0.11	1.43	1.54	(0.10)	—	(0.10)	10.15	17.90	183,378		1.16	1.32	1.32	23
07/01/15	06/30/16	9.73	0.12	(1.06)	(0.94)	(0.08)	—	(0.08)	8.71	(9.60)	196,841		1.41	1.32	1.32	19
07/01/14	06/30/15	10.21	0.11	(0.45)	(0.34)	(0.14)	—	(0.14)	9.73	(3.33)	155,919		1.16	1.37	1.37	22
07/01/13	06/30/14	9.51	0.19	0.61	0.80	(0.10)	—	(0.10)	10.21	8.51	24,291		1.93	1.40	1.40	19

Advisor Shares*
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13
07/01/16	06/30/17	8.73	0.08	1.45	1.53	(0.07)	—	(0.07)	10.19	17.65	253		0.91	1.57	1.57	23
07/01/15	06/30/16	9.70	0.10	(1.05)	(0.95)	(0.02)	—	(0.02)	8.73	(9.82)	281		1.16	1.57	1.57	19
07/01/14	06/30/15	10.18	0.09	(0.46)	(0.37)	(0.11)	—	(0.11)	9.70	(3.60)	942		0.91	1.62	1.62	22
07/01/13	06/30/14	9.49	0.16	0.61	0.77	(0.08)	—	(0.08)	10.18	8.19	533		1.68	1.65	1.65	19

BROWN ADVISORY – MACQUARIE ASIA NEW STARS FUND:

Institutional Shares*
07/01/17	06/30/18	9.87	0.04	0.28	0.32	(0.03)	—	(0.03)	10.16	3.26	245,931		0.43	1.49	1.49	88
07/01/16	06/30/17	9.18	0.02	0.67	0.69	—	—	—	9.87	7.52	239,812		0.25	1.55	1.55	169
07/01/15	06/30/16	11.70	—	(2.10)	(2.10)	—	(0.42)	(0.42)	9.18	(18.16)	212,344		(0.03)	1.51	1.51	126
11/21/14^	06/30/15	10.00	0.02	1.68	1.70	—	—	—	11.70	17.00	187,901		0.27	1.83	1.83	89

Investor Shares*
07/01/17	06/30/18	9.83	0.03	0.28	0.31	(0.02)	—	(0.02)	10.12	3.17	2,713		0.28	1.64	1.64	88
07/01/16	06/30/17	9.15	0.01	0.67	0.68	—	—	—	9.83	7.43	3,835		0.10	1.70	1.70	169
07/01/15	06/30/16	11.69	(0.02)	(2.10)	(2.12)	—	(0.42)	(0.42)	9.15	(18.35)	5,633		(0.18)	1.66	1.66	126
11/21/14^	06/30/15	10.00	0.01	1.68	1.69	—	—	—	11.69	16.90	18,992		0.12	1.98	1.98	89

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

*	Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations.
^	Commencement of operations.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.
(e)	Less than $0.005/share.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
June 30, 2018

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Global Leaders Fund (“Global Leaders Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”), Brown Advisory –WMC Japan Alpha Opportunities Fund (“WMC Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Somerset Emerging Markets Fund”) Brown Advisory – Macquarie Asia New Stars Fund (“Macquarie Asia New Stars Fund”) and Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company.

The Funds commenced operations as follows:

	Institutional	Investor	Advisor
	Shares	Shares	Shares
Growth Equity Fund	10/19/2012	6/28/1999	5/18/2006
Flexible Equity Fund	10/19/2012	11/30/2006	1/24/2007
Equity Income Fund	10/19/2012	12/29/2011	12/29/2011
Sustainable Growth Fund	6/29/2012	6/29/2012	6/29/2012
Mid-Cap Growth Fund	—	10/2/2017	—
Small-Cap Growth Fund	9/20/2002	6/28/1999	4/25/2006
Small-Cap Fundamental Value Fund	10/19/2012	12/31/2008	7/28/2011
Global Leaders Fund	—	7/1/2015	—
Intermediate Income Fund	—	11/2/1995	5/13/1991
Total Return Fund	10/30/2014	10/30/2014	—
Strategic Bond Fund	—	10/31/2014	9/30/2011
Sustainable Bond Fund	—	8/7/2017	—
Maryland Bond Fund	—	12/21/2000	—
Tax Exempt Bond Fund	—	6/29/2012	—
Mortgage Securities Fund	—	12/26/2013	—
WMC Strategic European Equity Fund	10/21/2013	10/21/2013	10/21/2013
WMC Japan Alpha Opportunities Fund	3/4/2014	3/4/2014	3/4/2014
Somerset Emerging Markets Fund	12/12/2012	12/12/2012	12/12/2012
Macquarie Asia New Stars Fund	11/21/2014	11/21/2014	—
Beutel Goodman Large-Cap Value Fund	2/13/2018	—	—

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on the basis of its relative net assets.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Small-Cap Fundamental Value Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Mid-Cap Growth Fund seeks to achieve capital appreciation. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic

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Notes to Financial Statements
June 30, 2018

companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Sustainable Bond Fund seeks to provide a competitive return consistent with preservation of principal while giving special considerations to certain environmental, social and governance criteria. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Somerset Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the WMC Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the WMC Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan. Global Leaders Fund seeks to achieve capital appreciation by investing primarily in global equities. The investment objective of the Total Return Fund is to provide a competitive total return consistent with preservation of principal. The Macquarie Asia New Stars Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small and medium capitalization companies which are domiciled in or exercise the predominant part of their economic activity in Asia (excluding Japan). The Beutel Goodman Large-Cap Value Fund seeks to achieve capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic investment companies (open-ended mutual funds) are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data for those such securities that are held by the Funds. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked

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Notes to Financial Statements
June 30, 2018

prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.  Debt securities that are valued using the mean between the closing bid and asked prices, based upon a quote from a single broker and provided by an independent pricing service, are generally categorized as Level 3.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2018, the Small-Cap Growth Fund, Intermediate Income Fund, Total Return Fund, Strategic Bond Fund and Mortgage Securities Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value.  The total market value of such securities held as of June 30, 2018 was $2,582,063 or 0.3% of Small-Cap Growth Fund’s net assets, $1,131,822 or 0.9% of Intermediate Income Fund’s net assets, $1,153,813 or 0.9% of Total Return Fund’s net assets, $871,021 or 0.6% of Strategic Bond Fund’s net assets and $2,119,829 or 0.7% of Mortgage Securities Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2018:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$1,945,104,321	$—	$—
REIT^	69,942,520	—	—
Short-Term Investments	48,745,022	—	—
Total Investments	$2,063,791,863	$—	$—

Flexible Equity Fund
Common Stocks	$424,449,847	$—	$—
REIT^	10,802,981	—	—
Closed-End Funds	12,060,688	—	—
Warrants	440,400	—	—
Short-Term Investments	6,126,082	—	—
Total Investments	$453,879,998	$—	$—

Equity Income Fund
Common Stocks	$85,971,187	$—	$—
REIT^	7,048,069	—	—
Short-Term Investments	2,997,202	—	—
Total Investments	$96,016,458	$—	$—

Sustainable Growth Fund
Common Stocks	$633,277,165	$—	$—
REIT^	29,393,524	—	—
Short-Term Investments	21,937,525	—	—
Total Investments	$684,608,214	$—	$—

Mid-Cap Growth Fund
Common Stocks	$20,391,317	$—	$—
REIT^	413,791	—	—
Short-Term Investments	563,521	—	—
Total Investments	$21,368,629	$—	$—

Small-Cap Growth Fund
Common Stocks	$864,601,670	$—	$—
Private Placements	—	—	2,450,871
Contingent Value Rights	—	—	131,192
Short-Term Investments	52,791,450	—	—
Total Investments	$917,393,120	$—	$2,582,063

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Notes to Financial Statements
June 30, 2018

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$1,113,544,913	$—	$—
REIT^	123,511,767	—	—
Investment Companies	32,567,449	—	—
Short-Term Investments	42,871,046	—	—
Total Investments	$1,312,495,175	$—	$—

Global Leaders Fund
Common Stocks:
China	$1,955,497	$2,668,158	$—
France	—	3,013,941	—
Germany	—	3,979,853	—
India	1,894,344	—	—
Indonesia	—	1,605,311	—
Japan	—	1,727,966	—
Netherlands	—	2,814,570	—
Sweden	496,088	1,447,022	—
Switzerland	—	2,440,966	—
Taiwan	2,709,206	—	—
United Kingdom	—	5,877,157	—
United States	51,704,201	—	—
Short-Term Investments	2,412,973	—	—
Total Investments	$61,172,309	$25,574,944	$—

Intermediate Income Fund
Corporate Bonds & Notes	$—	$32,602,453	$—
Mortgage Backed Securities	—	18,849,123	—
Municipal Bonds	—	14,319,741	—
Asset Backed Securities	—	8,932,990	1,131,822
U.S. Treasury Notes	—	25,232,091	—
Affiliated Mutual Funds	24,318,345	—	—
Short-Term Investments	2,724,095	—	—
Total Investments	$27,042,440	$99,936,398	$1,131,822

Total Return Fund
Asset Backed Securities	$—	$36,689,154	$1,153,813
Mortgage Backed Securities	—	35,561,477	—
Corporate Bonds & Notes	—	35,594,357	—
Municipal Bonds	—	8,977,448	—
U.S. Treasury Notes	—	5,949,971	—
Preferred Stocks	53,976	—	—
Short-Term Investments	9,187,484	349,690	—
Total Investments	$9,241,460	$123,122,097	$1,153,813
Futures Contracts – Long*	$534,357	$—	$—
Futures Contracts – Short*	$(43,474)	$—	$—

Strategic Bond Fund
Asset Backed Securities	$—	$62,667,978	$871,021
Corporate Bonds & Notes	—	48,435,305	—
Mortgage Backed Securities	—	35,086,364	—
Municipal Bonds	—	9,027,064	—
Preferred Stocks	704,241	—	—
Closed-End Funds	385,268	—	—
Short-Term Investments	3,252,219	—	—
Total Investments	$4,341,728	$155,216,711	$871,021
Futures Contracts – Short*	$(70,497)	$—	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$23,148,569	$—
Mortgage Backed Securities	—	10,539,684	—
Municipal Bonds	—	9,674,874	—
Foreign Government Bonds	—	5,578,939	—
U.S. Treasury Securities	—	3,369,191	—
Asset Backed Securities	—	846,868	—
Short-Term Investments	1,475,036	—	—
Total Investments	$1,475,036	$53,158,125	$—
Futures Contracts – Long*	$55,735	$—	$—
Futures Contracts – Short*	$(65,519)	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$177,696,949	$—
Short-Term Investments	1,354,987	—	—
Total Investments	$1,354,987	$177,696,949	$—

Tax Exempt Bond Fund
Municipal Bonds	$—	$421,864,476	$—
Short-Term Investments	11,334,014	—	—
Total Investments	$11,334,014	$421,864,476	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$301,920,279	$—
Asset Backed Securities	—	52,489,340	2,119,829
Municipal Bonds	—	16,337,449	—
Preferred Stocks	457,018	—	—
Short-Term Investments	6,115,021	1,273,865	—
Total Investments	$6,572,039	$372,020,933	$2,119,829
Futures Contracts – Long*	$928,848	$—	$—
Futures Contracts – Short*	$(293,092)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$5,633,732	$—
Belgium	—	21,399,247	—
Denmark	—	35,732,516	—
Finland	—	43,042,822	—
France	—	132,463,294	—
Germany	—	123,323,048	—
Italy	—	4,443,515	—
Netherlands	—	71,713,978	—
Norway	—	2,824,012	—
Spain	—	10,740,092	—
Sweden	23,842,131	81,623,074	—
Switzerland	—	137,670,326	—
United Kingdom	13,833,534	226,157,217	—
Preferred Stocks	—	5,858,472	—
Short-Term Investments	5,800,490	—	—
Total Investments	$43,476,155	$902,625,345	$—

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Notes to Financial Statements
June 30, 2018

	Level 1	Level 2	Level 3
WMC Japan Alpha Opportunities Fund
Common Stocks	$2,901,965	$1,386,120,680	$—
REIT^	—	4,783,431	—
Exchange Traded Funds	—	12,974,763	—
Short-Term Investments	80,010,800	—	—
Total Investments	$82,912,765	$1,403,878,874	$—
Futures Contracts – Long*	$(1,048,078)	$—	$—
Forward Foreign Currency
Exchange Contracts*	$—	$(384,181)	$—

Somerset Emerging Markets Fund
Common Stocks:
Brazil	$29,088,169	$—	$—
Chile	22,030,323	—	—
China	—	29,583,534	—
Germany	—	2,681,394	—
Greece	—	16,530,905	—
Hungary	—	46,498,767	—
India	—	58,188,077	—
Indonesia	—	9,643,947	—
Netherlands	—	16,212,333	—
Nigeria	—	5,674,376	—
Philippines	—	5,385,083	—
Poland	—	17,148,331	—
Portugal	—	4,735,092	—
Russia	4,090,228	13,400,974	—
South Africa	—	27,175,306	—
South Korea	7,724,886	103,119,948	—
Taiwan	—	53,683,991	—
Turkey	630,764	20,052,231	—
United Arab Emirates	4,039,575	14,509,721	—
United Kingdom	—	37,003,134	—
Short-Term Investments	338,107	—	—
Total Investments	$67,942,052	$481,227,144	$—

Macquarie Asia New Stars Fund
Common Stocks:
China	$49,797,642	$52,052,168	$—
India	—	27,971,373	—
Indonesia	—	4,048,571	—
Malaysia	—	11,094,134	—
Philippines	—	7,784,605	—
Singapore	—	5,134,566	—
South Korea	—	44,907,080	—
Taiwan	—	27,885,168	—
Thailand	—	4,359,755	—
Short-Term Investments	16,758,594	—	—
Total Investments	$66,556,236	$185,237,420	$—

Beutel Goodman Large-Cap Value Fund
Common Stocks	$145,061,015	$—	$—
Short-Term Investments	2,967,792	—	—
Total Investments	$148,028,807	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts and Forward Foreign Currency Exchange Contracts represent total unrealized appreciation (depreciation) as of June 30, 2018.

The Funds recognize transfers between levels as of the end of the fiscal year. There were no transfers into or out of Level 1, Level 2 or Level 3 securities as of June 30, 2018, except in the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund and Mortgage Securities Fund, in which asset backed securities previously categorized in Level 2 have been transferred into Level 3.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Contingent Value Rights	Private Placements
Balance as of June 30, 2017	$131,192	$2,415,460
Acquisitions / Purchases	—	43,000
Distributions / Returns of Capital	—	(274,350)
Realized Gains	—	208,000
Change in Unrealized Appreciation	—	58,761
Balance as of June 30, 2018	$131,192	$2,450,871

The Contingent Value Rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash considerations from Shire PLC as well as the CVR. The CVR are valued at the difference between the cash price at which Dyax Corp. was acquired by Shire PLC and the closing price of Dyax Corp. on its last day of trading prior to the acquisition.

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Notes to Financial Statements
June 30, 2018

The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

	Asset Backed Securities
	Intermediate	Total	Strategic	Mortgage
	Income Fund	Return Fund	Bond Fund	Securities Fund
Balance as of June 30, 2017	$—	$—	$—	$—
Transfers into Level 3 as of June 30, 2018	1,131,822	1,153,813	871,021	2,119,829
Balance as of June 30, 2018	$1,131,822	$1,153,813	$871,021	$2,119,829

These asset backed securities are valued utilizing prices from an independent pricing service that are based upon quotes from a single broker.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

None of the Funds purchased, sold or wrote any options during the year ended June 30, 2018.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly.  Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

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Notes to Financial Statements
June 30, 2018

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2015-2017) as of June 30, 2018 or are expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of applying this provision.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

	Annual Advisory Fee		Annual Advisory Fee
Growth Equity Fund	0.60%	Strategic Bond Fund	0.40%
Flexible Equity Fund	0.60%	Sustainable Bond Fund	0.30%
Equity Income Fund	0.60%	Maryland Bond Fund	0.30%
Sustainable Growth Fund	0.60%	Tax Exempt Bond Fund	0.30%
Mid-Cap Growth Fund	0.65%	Mortgage Securities Fund	0.30%
Small-Cap Growth Fund	0.85%	WMC Strategic European Equity Fund[2]	0.90%
Small-Cap Fundamental Value Fund	0.85%	WMC Japan Alpha Opportunities Fund[2]	1.00%
Global Leaders Fund[1]	0.65%	Somerset Emerging Markets Fund[3]	0.90%
Intermediate Income Fund	0.30%	Macquarie Asia New Stars Fund[4]	1.25%
Total Return Fund	0.30%	Beutel Goodman Large-Cap Value Fund[5]	0.45%

[1]
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2018, Brown Advisory Ltd. (“BAL”) served as sub-adviser to the Global Leaders Fund and made investment decisions on its behalf.  BAL is compensated for its services by the Adviser.

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Notes to Financial Statements
June 30, 2018

[2]
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2018, Wellington Management Company LLP (“Wellington”) served as sub-adviser to the WMC Strategic European Equity Fund and the WMC Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2018, Somerset Capital Management LLP (“Somerset”) served as sub-adviser to the Somerset Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

[4]
Subject to the general oversight of the Adviser and Board of Trustees for the year ended June 30, 2018, Macquarie Funds Management Hong Kong Limited (“MFMHKL”) served as sub-adviser to the Macquarie Asia New Stars Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

[5]
Subject to the general oversight of the Adviser and Board of Trustees during the period ended June 30, 2018, Beutel, Goodman & Company Ltd. (“Beutel Goodman”) served as sub-adviser to the Beutel Goodman Large-Cap Value Fund and made investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.  These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Equity Income and Sustainable Growth	1.00%	1.15%	1.35%
Mid-Cap Growth, Global Leaders and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%
Small-Cap Growth and Small-Cap Fundamental Value	1.25%	1.40%	1.60%
Intermediate Income, Total Return,
Sustainable Bond, Maryland Bond, Tax Exempt Bond and Mortgage Securities	0.55%	0.60%	0.80%
Strategic Bond	0.65%	0.70%	0.95%
WMC Strategic European Equity and Somerset Emerging Markets	1.60%	1.75%	2.00%
WMC Japan Alpha Opportunities	1.70%	1.85%	2.10%
Macquarie Asia New Stars	1.95%	2.10%	2.35%

During the year ended June 30, 2018, the Adviser waived $59,874 in expenses for the Mid-Cap Growth Fund, $138,801 in expenses for Global Leaders Fund, and $28,558 in expenses for Sustainable Bond Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser incurred the expense.  The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. At June 30, 2018, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds is shown below:

	2019	2020	2021	Total
Mid-Cap Growth Fund	N/A	N/A	$ 59,874	$ 59,874
Global Leaders Fund	$84,282	$99,017	138,801	322,100
Sustainable Bond Fund	N/A	N/A	28,558	28,558

During the year ended June 30, 2018, the Adviser recovered $36,683 of previously waived fees in the Strategic Bond Fund.

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.  These fees are reported in the Funds’ Statements of Operations as “Distribution Fees – Advisor Shares”.

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Notes to Financial Statements
June 30, 2018

Shareholder Servicing – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax Exempt Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. These fees are reported in the Funds’ Statements of Operations as “Service Fees – Investor Shares” and “Service Fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2018, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $24,318,345, or 18.9% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2018, the Intermediate Income Fund waived $83,346 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the year ended June 30, 2018:

Beginning	Purchases	Proceeds	Unrealized	Net	Change In	Ending Market
Market Value	at Cost	from Sales	Appreciation	Realized	Unrealized	Value		Capital
[# of shares held]	[# of shares	[# of shares	(Depreciation)	Gains	Appreciation	[# of shares held]	Dividend	Gain
7/01/2017	purchased]	sold]	6/30/2018	(Losses)	(Depreciation)	6/30/2018	Income	Distributions
$29,562,515	$ —	$4,600,000	$(1,096,662)	$(223,434)	$(420,736)	$24,318,345	$658,867	$ —
[2,995,189]	[—]	[475,153]				[2,520,036]

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, for the year ended June 30, 2018, the Sustainable Bond Fund, WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund engaged in securities purchases of $1,260,252, $312,245 and $299,210, respectively, and the WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund engaged in securities sales of $468,008 and $744,853, respectively. These transactions are included in the purchases and sales table in Note 4.

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Notes to Financial Statements
June 30, 2018

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the year ended June 30, 2018 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$468,352,992	$644,039,579	Strategic Bond	$ 314,386,150	$ 280,247,935
Flexible Equity	63,609,754	93,531,968	Sustainable Bond	61,545,832	16,792,197
Equity Income	15,435,609	40,930,936	Maryland Bond	49,780,541	44,242,873
Sustainable Growth	291,524,178	147,460,704	Tax Exempt Bond	345,641,714	171,041,760
Mid-Cap Growth	22,338,215	3,077,512	Mortgage Securities	1,359,777,904	1,420,062,109
Small-Cap Growth	457,919,264	209,375,265	WMC Strategic European Equity	417,189,270	699,825,654
Small-Cap Fundamental Value	392,940,688	405,730,735	WMC Japan Alpha Opportunities	1,227,402,907	747,275,543
Global Leaders	51,528,597	13,998,336	Somerset Emerging Markets	80,028,029	95,524,809
Intermediate Income	44,786,571	49,374,529	Macquarie Asia New Stars	227,344,693	232,772,057
Total Return	267,152,427	253,251,930	Beutel Goodman Large-Cap Value	159,101,655	9,714,644

The Intermediate Income Fund purchased $10,426,253 and sold $4,171,953 in U.S. Government securities for the year ended June 30, 2018. The Sustainable Bond Fund purchased $7,790,277 and sold $6,515,858 in U.S. Government Securities for the year ended June 30, 2018. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

Note 5. Federal Income Tax and Distribution Information

At June 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,150,097,532	$265,218,577	$60,742,672	$478,946,275	$19,913,983	$681,257,570
Unrealized appreciation	918,018,420	193,835,673	35,603,534	211,409,511	1,736,453	253,847,435
Unrealized depreciation	(4,324,089)	(5,174,252)	(329,748)	(5,747,572)	(281,807)	(15,129,822)
Net unrealized app (dep)	913,694,331	188,661,421	35,273,786	205,661,939	1,454,646	238,717,613
Undistributed income	—	1,405,219	328,341	1,432,439	76,762	3,777,600
Undistributed capital gains	136,184,879	9,891,351	9,048,594	24,715,654	—	—
Total distributable earnings	136,184,879	11,296,570	9,376,935	26,148,093	76,762	3,777,600
Other accumulated losses	(4,270,996)	222	—	—	—	(840,387)
Total earnings (losses)	$1,045,608,214	$199,958,213	$44,650,721	$231,810,032	$1,531,408	$241,654,826

	Small-Cap	Global	Intermediate	Total	Strategic	Sustainable
	Fundamental	Leaders	Income	Return	Bond	Bond
	Value Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$986,432,337	$72,147,010	$131,157,197	$135,197,764	$161,424,628	$55,385,214
Unrealized appreciation	344,442,294	16,037,076	233,181	634,339	743,999	139,369
Unrealized depreciation	(18,379,456)	(1,436,833)	(3,279,718)	(2,314,733)	(1,739,167)	(891,422)
Net unrealized app (dep)	326,062,838	14,600,243	(3,046,537)	(1,680,394)	(995,168)	(752,053)
Undistributed income	7,897,792	347,066	22,188	249,520	285,728	105,572
Undistributed capital gains	62,783,723	—	—	—	—	—
Total distributable earnings	70,681,515	347,066	22,188	249,520	285,728	105,572
Other accumulated losses	—	(679,061)	(825,957)	(1,538,301)	(3,394,838)	(202,550)
Total earnings (losses)	$396,744,353	$14,268,248	$(3,850,306)	$(2,969,175)	$(4,104,278)	$(849,031)

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Notes to Financial Statements
June 30, 2018

					WMC Japan
	Maryland	Tax	Mortgage	WMC Strategic	Alpha	Somerset
	Bond	Exempt	Securities	European	Opportunities	Emerging
	Fund	Bond Fund	Fund	Equity Fund	Fund	Markets Fund
Cost of investments	$179,602,523	$433,526,187	$384,611,549	$795,515,265	$1,458,225,394	$470,147,304
Gross unrealized appreciation	1,722,711	3,445,770	1,621,523	181,562,131	171,222,018	123,762,857
Gross unrealized depreciation	(2,273,298)	(3,773,467)	(5,520,271)	(30,975,896)	(142,655,773)	(44,740,965)
Net unrealized app (dep)	(550,587)	(327,697)	(3,898,748)	150,586,235	28,566,245	79,021,892
Undistributed income	268,938 ^	856,020 ^	638,829	13,352,323	63,962,954	7,814,031
Undistributed capital gains	—	—	—	35,919,208	54,218,641	—
Total distributable earnings	268,938 ^	856,020 ^	638,829	49,271,531	118,181,595	7,814,031
Other accumulated losses	(885,034)	(4,493,981)	(12,763,292)	13,046	(1,058,776)	(51,992,042)
Total earnings (losses)	$(1,166,683)	$(3,965,658)	$(16,023,211)	$199,870,812	$145,689,064	$34,843,881

^  Represents income that is exempt from federal income taxes.

		Beutel
	Macquarie	Goodman
	Asia New	Large-Cap
	Stars Fund	Value Fund
Cost of investments	$249,350,560	$152,354,695
Gross unrealized appreciation	31,773,269	2,746,156
Gross unrealized depreciation	(29,330,173)	(7,072,044)
Net unrealized app (dep)	2,443,096	(4,325,888)
Undistributed income	2,583,365	664,783
Undistributed capital gains	—	—
Total distributable earnings	2,583,365	664,783
Other accumulated losses	(9,140,179)	(109)
Total earnings (losses)	$(4,113,718)	$(3,661,214)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses, post-December ordinary losses and distributions payable.

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Notes to Financial Statements
June 30, 2018

At June 30, 2018, the following capital loss carryforwards and tax deferrals were available and outstanding, respectively:

	Capital Loss Carryforwards			Tax Deferrals
				Post-October	Post-December
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Growth Equity	$—	$—	$—	$—	$4,270,996
Flexible Equity	—	—	—	—	—
Equity Income	—	—	—	—	—
Sustainable Growth	—	—	—	—	—
Mid-Cap Growth	—	—	—	—	—
Small-Cap Growth	—	—	—	840,387	—
Small-Cap Fundamental Value	—	—	—	—	—
Global Leaders	678,363	—	678,363	—	—
Intermediate Income	172,582	474,632	647,214	—	—
Total Return	483,368	827,930	1,311,298	—	—
Strategic Bond	2,860,454	277,640	3,138,094	—	—
Sustainable Bond	87,300	18,242	105,542	—	—
Maryland Bond	155,204	460,952	616,156	—	—
Tax Exempt Bond	884,245	2,753,556	3,637,801	—	—
Mortgage Securities	7,992,874	4,180,845	12,173,719	—	—
WMC Strategic European Equity	—	—	—	—	—
WMC Japan Alpha Opportunities	—	—	—	—	—
Somerset Emerging Markets	19,667,123	32,303,685	51,970,808	—	—
Macquarie Asia New Stars	9,122,195	—	9,122,195	—	—
Beutel Goodman Large-Cap Value	109	—	109	—	—

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax Exempt Income		Ordinary Income		Long-Term Capital Gain^
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
Fund	2018	2017	2018	2017	2018	2017
Growth Equity	$—	$—	$—	$—	$144,114,162	$147,424,619
Flexible Equity	—	—	2,075,622	1,573,168	—	—
Equity Income	—	—	2,012,078	2,223,795	3,329,274	3,997,807
Sustainable Growth	—	—	—	—	8,367,895	2,507,623
Mid-Cap Growth	—	N/A	—	N/A	—	N/A
Small-Cap Growth	—	—	2,657,312	2,227,897	10,276,150	11,963,700
Small-Cap Fundamental Value	—	—	19,877,192	3,609,251	32,961,277	686,156
Global Leaders	—	—	43,629	53,915	—	—
Intermediate Income	—	—	3,011,904	2,972,217	—	—
Total Return	—	—	3,327,124	2,424,000	—	101,725
Strategic Bond	—	—	3,760,050	1,658,199	—	—
Sustainable Bond	—	N/A	607,063	N/A	—	N/A
Maryland Bond	4,411,293	3,777,617	48,858	262,963	—	381,305
Tax Exempt Bond	9,857,181	7,094,476	232,534	17,897	—	—
Mortgage Securities	—	—	7,967,974	10,242,951	—	—
WMC Strategic European Equity	—	—	11,692,696	12,612,291	—	—
WMC Japan Alpha Opportunities	—	—	—	—	89,959,697	—
Somerset Emerging Markets	—	—	6,156,538	6,508,402	—	—
Macquarie Asia New Stars	—	—	891,378	—	—	—
Beutel Goodman Large-Cap Value	—	N/A	—	N/A	—	N/A

^  Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

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Notes to Financial Statements
June 30, 2018

In the Statements of Assets and Liabilities, as a result of net operating losses incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains and losses, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts of income, realized gains, and paid-in capital have been reclassified for the year ended June 30, 2018. These reclassifications have no impact on the net assets of the Funds:

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gain (Loss)
Growth Equity	$16,174,911	$4,557,677	$(20,732,588)
Flexible Equity	598,433	(1,803)	(596,630)
Equity Income	1,541,878	20,391	(1,562,269)
Sustainable Growth	2,276,258	1,074,446	(3,350,704)
Mid-Cap Growth	—	12,997	(12,997)
Small-Cap Growth	—	11,728,896	(11,728,896)
Small-Cap Fundamental Value	5,787,264	(12,144)	(5,775,120)
Global Leaders	—	19,516	(19,516)
Intermediate Income	—	92,584	(92,584)
Total Return	—	97,307	(97,307)
Strategic Bond	—	118,558	(118,558)
Sustainable Bond	—	3,043	(3,043)
Maryland Bond	—	—	—
Tax Exempt Bond	—	—	—
Mortgage Securities	—	1,780,722	(1,780,722)
WMC Strategic European Equity	14,550,278	64,157	(14,614,435)
WMC Japan Alpha Opportunities	11,425,755	15,877,789	(27,303,544)
Somerset Emerging Markets	—	(481,282)	481,282
Macquarie Asia New Stars	—	494,891	(494,891)
Beutel Goodman Large-Cap Value	—	—	—

Note 6. Futures Contracts

The Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund, Mortgage Securities Fund, WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund invested in futures contracts during the year ended June 30, 2018. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash, foreign currency and / or securities (generally U.S. Treasury Bills).  Such cash and foreign currency amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash deficit at broker – futures contracts”(a deficit balance is not indicative of any amount due to the broker, as such amounts are offset in full and meet collateralization requirements from the Funds’ pledging of securities).  Securities pledged as collateral are included on the Statements of Assets and Liabilities as part of “Total investments, at market value”.  These securities are tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.  At June 30, 2018, the Funds had the following collateral balances with their brokers in connection with their futures accounts:

		Foreign Currency	Securities	Total Collateral
Fund	Cash	(in USD)	Pledged	at Broker
Total Return	$191,406	$—	$349,690	$541,096
Strategic Bond	235,452	—	—	235,452
Sustainable Bond	99,912	—	—	99,912
Mortgage Securities	(166,497)	—	399,644	233,147
WMC Strategic European Equity	5	—	—	5
WMC Japan Alpha Opportunities	1,491,960	730,344	—	2,222,304

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on

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Notes to Financial Statements
June 30, 2018

futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional market value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. For futures contracts denominated in foreign currencies, both the Notional Amount and Notional Value have been translated into U.S. Dollars as of the date of this report. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

The impact of futures contracts, not accounted for as hedging instruments, was as follows:

	Statements of Assets and Liabilities		Statements of Operations for the
	as of June 30, 2018		year ended June 30, 2018
				Net Change
				in Unrealized
	Gross Unrealized	Gross Unrealized	Net Realized	Appreciation
	Appreciation –	Depreciation –	Gain (Loss) –	(Depreciation) –
Fund	Futures Contracts	Futures Contracts	Futures Contracts	Futures Contracts
Total Return	$534,357	$43,474	$(627,388)	$357,273
Strategic Bond	—	70,497	414,729	(96,569)
Sustainable Bond	55,735	65,519	(20,619)	(9,784)
Mortgage Securities	928,848	293,092	(1,720,471)	713,975
WMC Strategic European Equity	—	—	(928,272)	—
WMC Japan Alpha Opportunities	—	1,048,078	(859,571)	(1,285,234)

Net unrealized appreciation (depreciation) on futures contracts is also presented on the Statements of Assets and Liabilities in the Components of Net Assets section.

During the year ended June 30, 2018, the average Notional Value of long futures contracts held by the Total Return Fund, Sustainable Bond Fund, Mortgage Securities Fund, WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund were $16,730,446, $1,633,702, $33,814,113, $271,093 and $40,229,987, respectively. The Total Return Fund, Sustainable Bond Fund and Mortgage Securities Fund were invested in long U.S. Treasury futures contracts, which gave the funds exposure to interest rate risk. The WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund were invested in long stock index futures contracts, which were denominated in foreign currencies, and which gave the Funds exposure to both foreign equity risk and foreign currency risk.

During the year ended June 30, 2018, the average Notional Value of the short futures contracts held by the Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and the Mortgage Securities Fund were $4,801,361, $12,349,739, $2,583,634 and $31,771,942, respectively. The Total Return Fund, Strategic Bond Fund, Sustainable Bond Fund and Mortgage Securities Fund were invested in short U.S. Treasury futures contracts, which served to hedge or reduce the funds exposure to interest rate risk. The Funds activity in futures contracts, and the resulting assets or liabilities, were not subject to any arrangements wherein these assets or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

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Notes to Financial Statements
June 30, 2018

Note 7. Forward Foreign Currency Contracts

The WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund held forward foreign currency contracts during the year ended June 30, 2018.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. “Gross unrealized appreciation – forward foreign currency contracts” and “gross unrealized depreciation – forward foreign currency contracts” are reported on the Statement of Assets and Liabilities for those contracts that remain open as of year end. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation (depreciation) on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The effect of forward foreign currency contracts, not accounted for as hedging instruments, was as follows:

	Statements of Assets and Liabilities		Statements of Operations for the
	as of June 30, 2018		year ended June 30, 2018
Net Change
in Unrealized
	Gross Unrealized	Gross Unrealized	Net Realized	Appreciation
	Appreciation –	Depreciation –	Gain (Loss) –	(Deprecation) –
	Forward Foreign	Forward Foreign	Forward Foreign	Forward Foreign
Fund	Currency Contracts	Currency Contracts	Currency Contracts	Currency Contracts
WMC Strategic European Equity	N/A	N/A	$(55,291)	N/A
WMC Japan Alpha Opportunities	$—	$384,181	2,464,665	$(384,181)

During the year ended June 30, 2018, the average net exposure, in U.S. Dollars, of forward foreign currency contracts held by the WMC Strategic European Equity Fund and WMC Japan Alpha Opportunities Fund was $(399,222) and $(27,868,607), respectively.  The WMC Strategic European Equity Fund was, on a net basis, long, or buying, the British Pound Sterling, Euro and Swedish Krona, while it was short, or selling, the U.S. Dollar.  The WMC Japan Alpha Opportunities Fund was, on a net basis, long, or buying the Japanese Yen, while it was short, or selling, the U.S. Dollar.  The Funds use of forward foreign currency contracts, and the resulting assets or liabilities, were not subject to any arrangements wherein these assets or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 8. Line of Credit

As of June 30, 2018, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of June 30, 2018 was 5.00% (prime rate). The following table shows the details of the Funds’ borrowing activity during the year ended June 30, 2018. Funds that are not listed did not utilize the line of credit during the period.

	Maximum	Average	Total	Average
	Outstanding	Daily	Interest	Interest
Fund	Balance	Balance	Incurred	Rate
Growth Equity	$3,278,000	$8,981	$410	4.50%
WMC Strategic European Equity	10,774,000	35,118	1,766	4.96%
Somerset Emerging Markets	11,648,000	68,263	3,461	5.00%
Macquarie Asia New Stars	322,000	2,647	114	4.25%

As of June 30, 2018, none of the Funds had any outstanding borrowings under the line of credit.

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Notes to Financial Statements
June 30, 2018

Note 9. Subsequent Events

Strategic Bond Fund – Effective July 1, 2018, in accordance with recommendations made by the Adviser and approved by the Board, all outstanding Investor Shares of the Strategic Bond Fund were redesignated and began operating as Institutional Shares and all outstanding Advisor Shares of the Strategic Bond Fund were redesignated and began operating as Investor Shares.  Advisor Shares of the Strategic Bond Fund are no longer available for purchase.

Macquarie Asia New Stars Fund – On July 16, 2018, the Board of Trustees (the “Board”) of Brown Advisory Funds, based upon the recommendation of the Adviser, has determined to close and liquidate the Brown Advisory – Macquarie Asia New Stars Fund (the “Fund”).  The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as of the close of business on August 30, 2018.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.  No other material events or transactions occurred subsequent to June 30, 2018 that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Brown Advisory Funds
Baltimore, MD

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Mid-Cap Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Strategic Bond Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax Exempt Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory – WMC Japan Alpha Opportunities Fund, Brown Advisory – Somerset Emerging Markets Fund, Brown Advisory – Macquarie Asia New Stars Fund and Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments, as of June 30, 2018, the related statements of operations, the statements of changes in net assets, financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2008.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 29, 2018

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Expense Example For the Six Months Ended June 30, 2018 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2018 – June 30, 2018).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2018	June 30, 2018	During the Period*	June 30, 2018	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,139.70	$3.77	$1,021.27	$3.56	0.71%
Investor Shares	$1,000.00	$1,138.90	$4.56	$1,020.53	$4.31	0.86%
Advisor Shares	$1,000.00	$1,137.30	$5.88	$1,019.29	$5.56	1.11%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,056.80	$3.67	$1,021.22	$3.61	0.72%
Investor Shares	$1,000.00	$1,055.90	$4.43	$1,020.48	$4.36	0.87%
Advisor Shares	$1,000.00	$1,054.90	$5.71	$1,019.24	$5.61	1.12%

Equity Income Fund
Institutional Shares	$1,000.00	$ 993.50	$3.81	$1,020.98	$3.86	0.77%
Investor Shares	$1,000.00	$ 992.70	$4.55	$1,020.23	$4.61	0.92%
Advisor Shares	$1,000.00	$ 991.70	$5.78	$1,018.99	$5.86	1.17%

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Expense Example For the Six Months Ended June 30, 2018 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2018	June 30, 2018	During the Period*	June 30, 2018	During the Period*	Ratio*
Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,104.10	$3.81	$1,021.17	$3.66	0.73%
Investor Shares	$1,000.00	$1,103.60	$4.59	$1,020.43	$4.41	0.88%
Advisor Shares	$1,000.00	$1,102.20	$5.89	$1,019.19	$5.66	1.13%

Mid-Cap Growth Fund
Investor Shares	$1,000.00	$1,105.10	$4.44	$1,020.58	$4.26	0.85%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,096.30	$5.09	$1,019.93	$4.91	0.98%
Investor Shares	$1,000.00	$1,095.30	$5.87	$1,019.19	$5.66	1.13%
Advisor Shares	$1,000.00	$1,094.50	$7.17	$1,017.95	$6.90	1.38%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,025.00	$4.87	$1,019.98	$4.86	0.97%
Investor Shares	$1,000.00	$1,023.90	$5.62	$1,019.24	$5.61	1.12%
Advisor Shares	$1,000.00	$1,022.60	$6.87	$1,018.00	$6.85	1.37%

Global Leaders Fund
Investor Shares	$1,000.00	$1,059.80	$4.34	$1,020.58	$4.26	0.85%

Intermediate Income Fund
Investor Shares	$1,000.00	$ 992.00	$2.22	$1,022.56	$2.26	0.45%
Advisor Shares	$1,000.00	$ 990.60	$3.45	$1,021.32	$3.51	0.70%

Total Return Fund
Institutional Shares	$1,000.00	$ 988.20	$2.46	$1,022.32	$2.51	0.50%
Investor Shares	$1,000.00	$ 987.90	$2.71	$1,022.07	$2.76	0.55%

Strategic Bond Fund
Investor Shares	$1,000.00	$1,002.70	$3.48	$1,021.32	$3.51	0.70%
Advisor Shares	$1,000.00	$1,001.50	$4.71	$1,020.08	$4.76	0.95%

Sustainable Bond Fund
Investor Shares	$1,000.00	$ 984.90	$2.95	$1,021.82	$3.01	0.60%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,003.00	$2.38	$1,022.41	$2.41	0.48%

Tax Exempt Bond Fund
Investor Shares	$1,000.00	$1,006.80	$2.39	$1,022.41	$2.41	0.48%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$ 992.60	$2.27	$1,022.51	$2.31	0.46%
Investor Shares	$1,000.00	$ 992.40	$2.52	$1,022.27	$2.56	0.51%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$ 962.80	$5.21	$1,019.49	$5.36	1.07%
Investor Shares	$1,000.00	$ 962.80	$5.94	$1,018.74	$6.11	1.22%
Advisor Shares	$1,000.00	$ 960.90	$7.15	$1,017.50	$7.35	1.47%

WMC Japan Alpha Opportunities Fund
Institutional Shares	$1,000.00	$ 935.40	$5.47	$1,019.14	$5.71	1.14%
Investor Shares	$1,000.00	$ 934.20	$6.19	$1,018.40	$6.46	1.29%
Advisor Shares	$1,000.00	$ 932.90	$7.38	$1,017.16	$7.70	1.54%

Somerset Emerging Markets Fund
Institutional Shares	$1,000.00	$ 895.00	$5.40	$1,019.09	$5.76	1.15%
Investor Shares	$1,000.00	$ 893.90	$6.10	$1,018.35	$6.51	1.30%
Advisor Shares	$1,000.00	$ 893.50	$7.28	$1,017.11	$7.75	1.55%

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Expense Example For the Six Months Ended June 30, 2018 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending		Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2018	June 30, 2018	During the Period*	June 30, 2018	During the Period*	Ratio*
Macquarie Asia New Stars Fund
Institutional Shares	$1,000.00	$ 933.80	$7.05	$1,017.50	$7.35	1.47%
Investor Shares	$1,000.00	$ 933.60	$7.77	$1,016.76	$8.10	1.62%

Beutel Goodman Large-Cap Value Fund
Institutional Shares^	$1,000.00	$ 958.00	$2.46	$1,021.47	$3.36	0.67%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

^	Commenced operations as of the close of business on February 13, 2018. Actual expense information is presented for the period from February 14, 2018 to June 30, 2018 (137 days).

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Board of Trustees Approval of the Investment Advisory Agreement and Sub-Investment Advisory Agreement for the Brown Advisory – Beutel Goodman Large-Cap Value Fund (Unaudited)

The Investment Advisory Agreement between the Trust, on behalf of the Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Fund”), and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), was approved by the Board of Trustees at a meeting of the Board held on February 8, 2018. At the same meeting, the Board of Trustees also approved the Sub-Investment Advisory Agreement with respect to the Fund between Brown Advisory and Beutel, Goodman & Company, Ltd. (“Beutel Goodman” or the “Sub-Adviser”), the sub-investment adviser to the Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of both the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of each of the Agreements, and it is the duty of the Adviser and the Sub-Adviser, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve: (1) the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund, and (2) the Sub-Investment Advisory Agreement between Brown Advisory and Beutel Goodman, the Board of Trustees requested, and both the Adviser and the Sub-Adviser each provided, information and data relevant to the Board’s consideration.

This included materials prepared by the Adviser, the Sub-Adviser and by the Fund’s administrator that provided the Board with information regarding the investment performance of the Sub-Adviser’s separate accounts having similar investment objectives and strategies as the Fund, and information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

The Board initially reviewed certain matters with respect to the proposed organization of the Fund at a meeting of the Board held on November 8, 2017 in order to consider the proposed approval of each of the Agreements.  At this meeting, the Board discussed with representatives of the Adviser various matters with respect to the proposed establishment and organization of the Fund, the proposed sub-advisory services to be provided to the Fund by the Sub-Adviser, the nature and extent of the duties and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund, including the proposed sub-advisory fees applicable to the Fund. During this meeting representatives of the Adviser made a presentation to the Board regarding their recommendation to retain the Sub-Adviser to provide sub-advisory services to the Fund and they reviewed the process that they had followed in determining to select Beutel Goodman to serve as Sub-Adviser.  Representatives of Beutel Goodman also made a presentation to the Board at this meeting during which they reviewed their plans for providing sub-advisory services to the Fund.

The Board then met again at in-person meeting of the Board of Trustees held on February 8, 2018 to consider matters with respect to the Fund and the members of the Board reviewed and considered the approval of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement. In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2019, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund. At this meeting, representatives of the Sub-Adviser, including one of the proposed portfolio managers of the Fund, reviewed for the members of the Board Beutel Goodman’s experience and background in managing US large cap value equity securities, and they also reviewed information regarding the investment advisory process followed by the Sub-Adviser and the compliance program of the Sub-Adviser. In addition, the members of the Board reviewed with the proposed co-portfolio manager of the Fund various matters with respect to the proposed sub-advisory services to be provided to the Fund by Beutel Goodman and the investment strategies that would be employed by the firm in managing the Fund.

Following their review and consideration of these matters, the Trustees determined that the Investment Advisory Agreement with the Adviser with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the Investment Advisory Agreement for the Fund. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment,

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Board of Trustees Approval of the Investment Advisory Agreement and Sub-Investment Advisory Agreement for the Brown Advisory – Beutel Goodman Large-Cap Value Fund (Unaudited)

to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature, extent and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s Investment Solutions Group who will be responsible for the ongoing supervision and oversight of Beutel Goodman’s investment activities with respect to the Fund, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust. The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the data that was provided to the Board, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund were competitive with industry averages. The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2019. The Board also focused on Brown Advisory’s projected level of profitability with respect to the Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable. Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory services and sub-advisory oversight services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Fund, the Board concluded that the level of investment advisory fees, the level of the sub-investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could further be considered.

Benefits to Brown Advisory from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders. In addition, the Trustees determined that the Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered the nature of the oversight duties to be performed by Brown Advisory which include extensive investment management and compliance due diligence with respect to the operations of the Sub-Adviser, and the Board determined that the investment advisory fee fairly compensated Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement. The Trustees also concluded that Brown Advisory has made a significant

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Board of Trustees Approval of the Investment Advisory Agreement and Sub-Investment Advisory Agreement for the Brown Advisory – Beutel Goodman Large-Cap Value Fund (Unaudited)

entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In considering information regarding the investment management fees payable by the Fund to the Adviser under the Investment Advisory Agreement, the Board also took note of the business management fees that are payable by the Fund to Brown Advisory under the terms of the Business Management Agreement. In considering the approval of the Business Management Agreement with respect to the Fund, the Board members considered various factors with respect to the business management fees, including the level and amount of these fees and the services to be provided by Brown Advisory in connection with the Business Management Agreement, in determining the reasonableness of the total fees to be paid by the Fund to Brown Advisory for the overall level of services that Brown Advisory is to provide to the Fund and its shareholders. In considering the nature and extent of the non-advisory business management services to be provided to the Fund by the Adviser, the Board took into consideration: (1) whether the Business Management Agreement is in the best interest of the Fund and its shareholders; (2) whether the services to be performed under the Business Management Agreement are required for the operation of the Fund; (3) whether the services to be provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (4) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. After reviewing these factors with respect to the Business Management Agreement, the Board of Trustees determined that approval of the Business Management Agreement was advisable and in the best interest of the Fund and its shareholders and that the fees payable to Brown Advisory under the terms of the Business Management Agreement were fair and reasonable in light of the services to be provided.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Fund. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory, as well as the information and materials that they had been provided with in connection with their November 8, 2017 meeting at which they had considered various matters with respect to the proposed establishment and operation of the Fund, and during which meetings they had reviewed matters with respect to the Fund with representatives of the Adviser and Beutel Goodman. In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

The Board then undertook the consideration of various matters with respect to the proposed approval of the Sub-Advisory Agreement between Brown Advisory and Beutel Goodman.  They considered various matters involving the respective services to be provided by each of the Adviser and the Sub-Adviser in connection with the management and operation of the Fund and they took note of the extensive oversight duties to be performed by the Adviser including investment management and compliance oversight of the operations of the Sub-Adviser.

The Board reviewed and evaluated the information that the Adviser and the Sub-Adviser had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s proposed investment advisory fees and overall operating expenses were competitive with comparable mutual funds, and that Beutel Goodman has successfully managed other accounts with similar investment objectives and policies. The Board took note of the fact that Beutel Goodman has experience serving as investment adviser to mutual funds that it operates in Canada.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. In reaching these conclusions, the Board considered the following:

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Board of Trustees Approval of the Investment Advisory Agreement and Sub-Investment Advisory Agreement for the Brown Advisory – Beutel Goodman Large-Cap Value Fund (Unaudited)

The nature, extent and quality of the sub-investment advisory services to be provided. The Trustees concluded that Beutel Goodman is capable of providing high quality sub-advisory services to the Fund, as indicated by the nature and quality of services provided to its other managed accounts having a similar investment objective and strategy as the Fund, the professional qualifications and experience of the proposed portfolio managers of the Fund, and Beutel Goodman’s investment management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Beutel Goodman, the Trustees concluded that Beutel Goodman is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund will be subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2019. The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Beutel Goodman and was consistent with fee arrangements for sub-advisory services in connection with other sub-advised mutual funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Beutel Goodman for sub-investment advisory services to be provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Beutel Goodman and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Beutel Goodman from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Beutel Goodman from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Sub-Investment Advisory Agreement, the Trustees determined that Beutel Goodman has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Beutel Goodman, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory and Beutel Goodman, as well as the information and materials that they had been provided with in connection with their November 8, 2017 Board meeting at which they had considered various matters with respect to the proposed establishment and operation of the Fund.  In reaching their conclusion with respect to the approval of the Sub-Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Beutel Goodman to its other investment advisory clients and they found that these services will benefit the Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Beutel Goodman and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Beutel Goodman, reasonably reflected the nature and extent of the services to be provided by Beutel Goodman with respect to the Fund.

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Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisoryfunds.com.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)

Independent Trustees of the Trust(1)

Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	20	None.
Age: 75		Since May 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC	Lead	Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street	Independent	Since May 2015
Suite 400	Trustee
Baltimore, MD 21231

Kyle Prechtl Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	20	Director, SunTrust
Age: 66		Since May 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(since 2011); Director,
Suite 400					BrightSphere
Baltimore, MD 21231					Investment Group
plc (asset management
holding company)
(since 2014); Director,
Eastman Kodak Co.
(printing equipment
and supplies company)
(2010 to 2013).

Thomas F. O’Neil III	Trustee	Indefinite Term;	Global Compliance Officer, Cigna Corporation	20	None.
Age: 61		Since May 2012	(health services company) (since February 2017),
c/o Brown Advisory LLC			Formerly, President, The Saranac Group LLC
901 South Bond Street			(strategic consulting firm) (since 2010); Formerly,
Suite 400			Executive Vice Chairman (previously, Senior
Baltimore, MD 21231			Vice President, General Counsel and Secretary)
WellCare Health Plans, Inc.(managed healthcare
organization) (2008 to 2009); Formerly, Partner
and Joint Global Practice Group Leader, DLA
Piper US LLP (law firm) (2002 to 2008).

Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	20	None.
Age: 47		Since May 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231

Interested Trustees and Officers of the Trust

Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	20	Stanley Black &
Age: 60		Since May 2012	Advisory Incorporated and affiliates (investment		Decker, Inc. (industrial
c/o Brown Advisory			management firm) (since 1993).		tools and hardware)
Incorporated					(since 2016).
901 South Bond Street
Suite 400
Baltimore, MD 21231

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Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)

Interested Trustees and Officers of the Trust
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	20	Director of Franklin
Age: 81	and Trustee	Since May 2012	consulting) (since 1997); Formerly; Director of		Resources, Inc.
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment		(investment
901 South Bond Street			management firm) (2001 to 2012).		management firm)
Suite 400					(2005 to 2013).
Baltimore, MD 21231

David M. Churchill	President/	Indefinite Term;	Chief Operating Officer and Chief Financial	Not	Not
Age: 53	Principal	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Executive		affiliates (investment management firm)
Incorporated	Officer		(since 1993).
901 South Bond Street
Suite 400
Baltimore, MD 21231

Paul J. Chew	Senior Vice	Indefinite Term;	Chief Investment Officer, Brown Advisory	Not	Not
Age: 52	President	Since May 2016	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory			management firm) (since 1995).
Incorporated
901 South Bond Street
Suite 400
Baltimore, MD 21231

Carey E. Taylor	Vice	Indefinite Term;	Chief Operating Officer of	Not	Not
Age: 30	President	Since November	Institutional Investing, Brown Advisory	Applicable.	Applicable.
c/o Brown Advisory		2015	Incorporated and affiliates (investment
Incorporated			management firm) (since 2013); Formerly,
901 South Bond Street			Senior Associate, Intermediary Risk
Suite 400			Management, T. Rowe Price (investment
Baltimore, MD 21231			management firm) (2010 to 2013).

Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 39	Principal	Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231

Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 47		Since May 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231

Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 42	Compliance	Since May 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009).
901 South Bond Street	Anti-Money	Indefinite Term:
Suite 400	Laundering	Since May 2012
Baltimore, MD 21231	Officer

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated and his ownership interest in Brown Advisory Incorporated.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
Fund	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity	0.00%	0.00%	0.00%	0.00%	0.00%
Flexible Equity	0.00%	100.00%	100.00%	1.82%	0.00%
Equity Income	0.00%	100.00%	99.85%	1.48%	11.86%
Sustainable Growth	0.00%	0.00%	0.00%	0.00%	0.00%
Mid-Cap Growth	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Growth	0.00%	52.70%	48.88%	4.51%	0.00%
Small-Cap Fundamental Value	0.00%	69.38%	68.53%	1.34%	62.02%
Global Leaders	0.00%	100.00%	97.34%	2.13%	0.00%
Intermediate Income	0.00%	0.00%	0.00%	91.85%	0.00%
Total Return	0.00%	0.00%	0.00%	100.00%	0.00%
Strategic Bond	0.00%	0.00%	0.00%	100.00%	0.00%
Sustainable Bond	0.00%	0.00%	0.00%	100.00%	0.00%
Maryland Bond	98.90%	0.00%	0.00%	57.92%	0.00%
Tax Exempt Bond	97.70%	0.00%	0.00%	100.00%	0.00%
Mortgage Securities	0.00%	0.36%	0.36%	100.00%	0.00%
WMC Strategic European Equity	0.00%	100.00%	0.00%	0.21%	0.00%
WMC Japan Alpha Opportunities	0.00%	0.00%	0.00%	0.00%	0.00%
Somerset Emerging Markets	0.00%	100.00%	3.81%	0.83%	0.00%
Macquarie Asia New Stars	0.00%	5.60%	0.00%	1.07%	0.00%
Beutel Goodman Large-Cap Value	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  Such credits for taxes paid to foreign countries will be included in shareholders' Form 1099-DIV.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	—	—	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	BIABX	115233470	BATBX	115233710	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	—	—	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Brown Advisory Growth Equity Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Flexible Equity Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Equity Income Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Sustainable Growth Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Mid-Cap Growth Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

  Brown Advisory Small-Cap Growth Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Small-Cap Fundamental Value Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Global Leaders Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,400	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Intermediate Income Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,400	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Total Return Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,650	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Strategic Bond Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,650	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Sustainable Bond Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

Brown Advisory Maryland Bond Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Tax Exempt Bond Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,200	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory Mortgage Securities Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,650	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory – WMC Strategic European Equity Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,650	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisor – WMC Japan Alpha Opportunities Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,650	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory – Somerset Emerging Markets Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,400	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory – Macquarie Asia New Stars Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$17,400	$16,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

Brown Advisory – Beutel Goodman Large-Cap Value Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

www.brownadvisoryfunds.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Brown Advisory Funds

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date     September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date     September 6, 2018

By (Signature and Title)*                   /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date     September 6, 2018

* Print the name and title of each signing officer under his or her signature.